      As filed with the Securities and Exchange Commission October 29, 1998


                       1933 Act Registration No. 33-21489
                           1940 Act File No. 811-5545

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                           Pre-Effective Amendment No.           | |


                         Post-Effective Amendment No. 46         |X|
                                       and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 48                 |X|

                               THE SESSIONS GROUP
               (Exact Name of Registrant as Specified in Charter)

                                3435 Stelzer Road
                              Columbus, Ohio 43219
                    (Address of Principal Executive Offices)

                         Registrant's Telephone Number:
                                 (800) 752-1823

                              CHARLES H. HIRE, ESQ.
                              Baker & Hostetler LLP
                        65 East State Street, Suite 2100
                              Columbus, Ohio 43215
                     (Name and Address of Agent for Service)

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:  Immediately, upon effectiveness.

         It is proposed that this filing will become effective (check appropriate box):

| |         immediately upon filing pursuant to paragraph (b);

|X|         on October 30, 1998, pursuant to paragraph (b);

| |         60 days after filing pursuant to paragraph (a)(1);

| |         on (date) pursuant to paragraph (a)(1);

| |         75 days after filing pursuant to paragraph (a)(2); or

| |         on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

| | this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                      Title of Securities Being Registered:
                Shares of beneficial interest, without par value.

                              CROSS REFERENCE SHEET
                              ---------------------


                     THE KEYPREMIER PRIME MONEY MARKET FUND
           THE KEYPREMIER U.S. TREASURY OBLIGATIONS MONEY MARKET FUND


                                    Two Funds

                                       of

                               The Sessions Group

Form N-1A Part A Item                                      Prospectus Caption
---------------------                                      ------------------

1.      Cover page..................                       Cover Page

2.      Synopsis....................                       Fee Table

3.      Condensed Financial
          Information...............                       Financial Highlights; Performance
                                                           Information

4.      General Description of
          Registrant................                       Investment Objectives and Policies;
                                                           Investment Restrictions; General
                                                           Information - Description of the Group
                                                           and Its Shares; Cover Page

5.      Management of the Fund......                       Management of the Group; General
                                                           Information - Custodian; General
                                                           Information - Transfer Agent and Fund
                                                           Accounting Services

5A.     Management's Discussion
          of Fund Performance.......                       Inapplicable

6.      Capital Stock and Other
          Securities................                       How to Purchase and Redeem Shares;
                                                           Dividends and Taxes; General Informa-
                                                           tion - Description of the Group and Its
                                                           Shares; General Information - Miscel-
                                                           laneous

7.      Purchase of Securities
          Being Offered.............                       Valuation of Shares; How to Purchase
                                                           and Redeem Shares; Management of the
                                                           Group

8.      Redemption or Repurchase....                       How to Purchase and Redeem Shares

9.      Pending Legal Proceedings...                       Inapplicable

THE KEYPREMIER PRIME MONEY MARKET FUND

THE KEYPREMIER U.S. TREASURY OBLIGATIONS MONEY MARKET FUND
                                                           KEYPREMIER FUNDS LOGO

--------------------------------------------------------------------------------

3435 Stelzer Road
Columbus, Ohio 43219
For current yield, purchase,
and redemption information,
call (800) 766-3960.

--------------------------------------------------------------------------------

  The Sessions Group (the "Group") is an open-end management investment company. The Group includes The KeyPremier Prime Money Market Fund (the "Prime Money Market Fund") and The KeyPremier U.S. Treasury Obligations Money Market Fund (the "Treasury Money Market Fund"), each of which is a diversified portfolio of the Group. (The Prime Money Market Fund and the Treasury Money Market Fund are hereinafter jointly referred to as the "Funds" and individually as a "Fund.") The Trustees of the Group have divided each Fund's beneficial ownership into an unlimited number of transferable units called shares (the "Shares").

  Martindale Andres & Company, Inc., West Conshohocken, Pennsylvania (the "Adviser"), which is a wholly owned subsidiary of Keystone Financial, Inc. ("Keystone"), acts as the investment adviser to each of the Funds.

  Additional information about the Funds and the Group, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission and is available upon request without charge by writing to the Group at its address or by calling the Group at the telephone number shown above. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.

  This Prospectus sets forth concisely the information about each of the Funds and the Group that a prospective investor ought to know before investing. Investors should read this Prospectus and retain it for future reference.

  BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), Columbus, Ohio, acts as the Funds' administrator and distributor. BISYS Fund Services, Inc., Columbus, Ohio, the general partner of BISYS, acts as the Funds' transfer agent (the "Transfer Agent") and performs certain fund accounting services for each of the Funds.

THE SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, THE ADVISER, KEYSTONE OR ANY OF THEIR AFFILIATES. SUCH SHARES ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY, AND AN INVESTMENT IN EITHER FUND INVOLVES CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. EACH FUND SEEKS TO MAINTAIN A CONSTANT NET ASSET VALUE OF $1.00 PER SHARE, BUT THERE CAN BE NO ASSURANCE THAT NET ASSET VALUE WILL NOT VARY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("COMMISSION") OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                The date of this Prospectus is October 30, 1998.

                               PROSPECTUS SUMMARY

  SHARES OFFERED: Units of beneficial interest ("Shares") of the Prime Money Market Fund and the Treasury Money Market Fund, two separate investment funds of The Sessions Group, an Ohio business trust (the "Group").

  OFFERING PRICE: The public offering price of each Fund is equal to the net asset value per share which the Funds will seek to maintain at $1.00 per Share. (See "HOW TO PURCHASE AND REDEEM SHARES.")

  MINIMUM PURCHASE: $1,000 minimum initial investment with $25 minimum subsequent investments. Such minimum initial investment is reduced for investors using the Auto Invest Plan described herein and for employees of the Adviser and its affiliates.

  TYPE OF COMPANY: Each Fund is a diversified series of an open-end, management investment company.

  INVESTMENT OBJECTIVES: For each Fund, current income with liquidity and stability of principal.

  INVESTMENT POLICIES: The PRIME MONEY MARKET FUND invests in high-quality money market instruments and other instruments of high quality.

  Under normal market conditions, the TREASURY MONEY MARKET FUND will invest at least 65% of its total assets in securities issued by the U.S. Treasury and in repurchase agreements secured by such Treasury securities.

  All securities or instruments in which each Fund invests have or are deemed to have remaining maturities of 397 days (13 months) or less, although instruments subject to repurchase agreements may bear longer maturities.

  RISK FACTORS AND SPECIAL CONSIDERATIONS: An investment in each of the Funds is subject to certain risks, including interest rate risk, as set forth in detail under "INVESTMENT OBJECTIVES AND POLICIES--Risk Factors and Investment Techniques." As with other mutual funds, there can be no assurance that either Fund will achieve its investment objectives. Each Fund, to the extent set forth under "INVESTMENT OBJECTIVES AND POLICIES," may engage in the following practices: the use of repurchase agreements and reverse repurchase agreements, the purchase of securities on a when-issued or delayed-delivery basis and the lending of portfolio securities.

  INVESTMENT ADVISER: Martindale Andres & Company, Inc. (the "Adviser").

  DIVIDENDS: Dividends from net income are declared daily and generally paid monthly. Net realized capital gains, if any, are distributed at least annually for each of the Funds.

  DISTRIBUTOR: BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS").


  PROPOSED REORGANIZATION: The Group has entered into an Agreement and Plan of Reorganization (the "Plan"), with Governor Funds, a Delaware business trust ("Governor"). Pursuant to the Plan, the Governor Prime Money Market Fund and the Governor U.S. Treasury Obligations Money Market Fund, each a separate series of Governor (collectively, the "Acquiring Funds") would acquire all of the assets of the Prime Money Market Fund and the Treasury Money Market Fund, respectively (collectively, the "Acquired Funds"), in exchange for the assumption of all of the corresponding Acquired Fund's liabilities and a number of full and fractional shares of the corresponding Acquiring

Fund having an aggregate net asset value equal to the Acquired Fund's net assets (the "Reorganization").



  The Reorganization is subject to certain regulatory approvals and to approval by the Shareholders of the Acquired Funds at a Special Shareholders Meeting currently expected to be held in January, 1999. If the Shareholders approve the Reorganization, it is expected that the Reorganization will be effected on or about January 30, 1999; however, the Reorganization may be effected on such earlier or later date as the Group and Governor may determine. There can be no assurance that the Reorganization will take place when or as currently proposed.

                                   FEE TABLE


                                                              PRIME MONEY    TREASURY MONEY
                                                              MARKET FUND     MARKET FUND
                                                              -----------    --------------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on Purchases
  (as a percentage of offering price).......................     None             None
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
Management Fees After Voluntary Fee Waivers(1)..............     0.20%            0.20%
12b-1 Fees..................................................     None             None
Other Expenses..............................................     0.34             0.53
                                                                 ----             ----
Total Fund Operating Expenses After Voluntary Fee
  Waivers(1)................................................     0.54%            0.73%
                                                                 ====             ====


Example. You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period:


                                                    1 YEAR        3 YEARS       5 YEARS        10 YEARS
                                                    ------        -------       -------        --------
    Prime Money Market Fund.....................      $ 6           $17           $30            $68
    Treasury Money Market Fund..................      $ 7           $23           $41            $91



  The purpose of the above table is to assist a potential purchaser of Shares of either of the Funds in understanding the various costs and expenses that an investor in that Fund will bear directly or indirectly. Such expenses do not include any fees charged by the Adviser or any of its affiliates to its customer accounts which may have invested in Shares of the Funds. See "MANAGEMENT OF THE GROUP" and "GENERAL INFORMATION" for a more complete discussion of the annual operating expenses of the Funds. The example and expenses reflect current fees. THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

---------------


1 The Adviser has agreed with the Group to reduce its investment advisory fee to 0.20% for each of the Funds until further written notice to Shareholders. Absent such voluntary fee waiver, for the fiscal year ending June 30, 1999, Management Fees and Total Fund Operating Expenses for the Prime Money Market Fund would be 0.40% and 0.74%, respectively, and for the Treasury Money Market Fund would be 0.40% and 0.93%, respectively.

                              FINANCIAL HIGHLIGHTS


  The Funds are two separate funds of the Group. The table below sets forth certain information concerning the investment results of the Funds since their inception. Further financial information is included in the Statement of Additional Information. The Financial Highlights contained in the following table have been audited by KPMG Peat Marwick LLP, independent certified public accountants for the Funds, whose report on the period ended June 30, 1998, is included in the Statement of Additional Information which may be obtained by Shareholders.



                                                           PRIME MONEY                 TREASURY MONEY
                                                           MARKET FUND                  MARKET FUND
                                               -----------------------------------    ----------------
                                                                    PERIOD FROM         PERIOD FROM
                                                                  COMMENCEMENT OF     COMMENCEMENT OF
                                                                     OPERATIONS          OPERATIONS
                                                  YEAR ENDED          THROUGH             THROUGH
                                                JUNE 30, 1998     JUNE 30, 1997(a)    June 30, 1998(a)
                                               ----------------   ----------------    ----------------
NET ASSET VALUE, BEGINNING OF PERIOD.........        $1.00              $1.00               $1.00
Investment Activities:
  Net investment income......................         0.05               0.04                0.05
  Net realized and unrealized gain on
     investments.............................           --                 --                  --
                                                   -------            -------             -------
Total from Investment Activities.............         0.05               0.04                0.05
                                                   -------            -------             -------

Distributions from:
  Net investment income......................        (0.05)             (0.04)              (0.05)
  Net realized gains.........................           --                 --                  --
                                                   -------            -------             -------
  Total Distributions........................        (0.05)             (0.04)              (0.05)
                                                   -------            -------             -------
Net change in net asset value per share......           --                 --                  --
                                                   -------            -------             -------

NET ASSET VALUE, END OF PERIOD...............        $1.00              $1.00               $1.00
                                                   =======            =======             =======
TOTAL RETURN.................................         5.19%              3.73%(b)            4.78%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, at end of period (000)...........     $217,861            $95,850             $23,520
Ratio of expenses to average net assets......         0.48%              0.36%(c)            0.71%
Ratio of net investment income to average net
  assets.....................................         5.14%              5.02%(c)            4.64%
Ratio of expenses to average net assets*.....         0.76%              0.70%(c)            1.07%
Ratio of net investment income to average net
  assets*....................................         4.86%              4.68(c)             4.28%


---------------


 * During the period certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.



(a)The Prime Money Market and Treasury Money Market Funds commenced operations on October 7, 1996, and July 1, 1997, respectively.


(b) Not annualized.

(c) Annualized.

                            PERFORMANCE INFORMATION


  From time to time performance information for the Funds showing their average annual total return, seven-day yield, seven-day effective yield and/or 30-day yield may be presented in advertisements, sales literature and shareholder reports. SUCH PERFORMANCE FIGURES ARE BASED ON HISTORICAL PERFORMANCE AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. Average annual total return is calculated for the period since commencement of operations for the applicable Fund. Average annual total return is measured by comparing the value of an investment in a Fund at the beginning of the relevant period to the redeemable value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions), which figure is then annualized.


  The seven-day yield of a Fund refers to the income generated by an investment therein over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The seven-day effective yield is calculated similarly but, when annualized, the income earned by an investment in a Fund is assumed to be reinvested. The seven-day effective yield is slightly higher than the seven-day yield because of the compounding effect of this assumed reinvestment. The Funds may also present a 30-day yield which is calculated similarly to the seven-day yield but instead refers to a 30-day period rather than a seven-day period.

  Investors may also judge the performance of the Funds by comparing or referencing it to the performance of other mutual funds with comparable investment objectives and policies through various mutual fund or market indices and to data prepared by various services, which indices or data may be published by such services or by other services or publications. In addition to performance information, general information about the Funds that appears in such publications may be included in advertisements, sales literature and reports to Shareholders.

  Yield and total return are generally functions of market conditions, interest rates, types of investments held, and operating expenses. Consequently, current yields and total return will fluctuate and are not necessarily representative of future results. Any fees charged by Keystone or by any of its affiliates, including the Adviser, to its customer accounts which may have invested in Shares of the Funds will not be included in performance calculations; such fees, if charged, will reduce the actual performance from that quoted. In addition, if the Adviser or BISYS voluntarily reduces all or part of its fees for a Fund, as discussed below, the yield and total return for that Fund will be higher than they would otherwise be in the absence of such voluntary fee reductions.


  Further information about the performance of the Funds is contained in the Funds' Annual Report to Shareholders which may be obtained without charge by contacting the Group at (800) 766-3960.


                       INVESTMENT OBJECTIVES AND POLICIES

IN GENERAL

  The investment objective of each of the Funds is to seek current income with liquidity and stability of principal. The investment objectives of each Fund are non-fundamental policies and as such may be changed by the Group's Trustees without the vote of the Shareholders of that Fund. There can be no assurance that the investment objectives of either Fund will be achieved.

  As money market funds, each Fund invests exclusively in United States dollar-denominated instruments which the Trustees of the Group and the Adviser determine present minimal credit risks. In addition, such investments, at the time of acquisition, must be rated by one or more appropriate nationally recognized statistical rating organizations ("NRSROs") (e.g., Standard & Poor's Corporation and Moody's Investors Ser-vice, Inc.) in one of the two highest rating categories for short-term debt obligations or, if unrated, are determined by the Adviser to be of comparable quality. Each Fund is also required to diversify its investments so that, with minor exceptions and except for United States Government securities, not more than five percent of its total assets is invested in the securities of any one issuer, not more than five percent of its total assets is invested in securities of issuers rated by the NRSROs at the time of investment in the second highest rating category for short-term debt obligations or, if unrated, deemed by the Adviser to be of comparable quality ("Second Tier Securities") and not more than the greater of one percent of total assets or one million dollars is invested in the securities of one issuer that are Second Tier Securities. All securities or instruments in which the Funds invest have or are deemed to have remaining maturities of 397 calendar days or less. The dollar-weighted average maturity of the securities in each Fund will not exceed 90 days.

THE PRIME MONEY MARKET FUND

  Subject to the foregoing general limitations, the Prime Money Market Fund invests in the following types of securities.

  The Prime Money Market Fund may invest in a variety of U.S. Treasury obligations, differing in their interest rates, maturities, and times of issuance, and other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities (collectively, "Government Obligations"). Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The Prime Money Market Fund will invest in the obligations of such agencies or instrumentalities only when the Adviser believes that the credit risk with respect thereto is minimal.

  The Prime Money Market Fund may invest in bankers' acceptances guaranteed by domestic and foreign banks if at the time of investment the guarantor bank has capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of its most recently published financial statements). The Prime Money Market Fund may also invest in certificates of deposit and time deposits of domestic and foreign banks and savings and loan associations if (a) at the time of investment the depositor institution has capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements) or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation.

  The Prime Money Market Fund may also invest in Eurodollar Certificates of Deposit ("ECDs") which are U.S. dollar denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits ("ETDs") which are U.S. dollar denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits ("CTDs") which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; and Yankee Certificates of Deposit ("Yankee CDs") which are certificates of deposit issued by the U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States. Under normal market conditions, the Prime Money Market Fund will not invest more than 20% of its total assets in such foreign securities (including CCP and Europaper as defined below).

  The Prime Money Market Fund will not invest in time deposits with maturities in excess of seven days which are subject to penalties upon early withdrawal if, in the aggregate with other illiquid securities held by the Prime Money Market Fund, such deposits exceed 10% of such Fund's net assets. Such time deposits include ETDs and CTDs but do not include certificates of deposit.

  The Prime Money Market Fund may invest in short-term promissory notes issued by corporations (including variable amount master demand notes) and in municipal obligations rated at the time of purchase by one or more appropriate NRSROs in one of the two highest rating categories for short-term debt obligations or, if not rated, determined by the Adviser to be of comparable quality to instruments that are so rated. Instruments may be purchased in reliance upon a rating only when the rating organization is not affiliated with the issuer or guarantor of the instrument. For a description of the rating symbols of the NRSROs, see the Appendix to the Statement of Additional Information. The Prime Money Market Fund may also invest in Canadian Commercial Paper ("CCP"), which is U.S. dollar denominated commercial paper issued by a Canadian corporation or a Canadian subsidiary of a U.S. corporation, and in Europaper, which is U.S. dollar denominated commercial paper of a foreign issuer which, in each case, is rated at the time of purchase by one or more appropriate NRSROs in one of the two highest rating categories for short-term debt obligations or, if not rated, determined by the Adviser to be of comparable quality to instruments that are so rated.

  The Prime Money Market Fund may also invest in corporate debt securities with remaining maturities of 397 days or less although at the time of issuance such securities had maturities exceeding 397 days. The Prime Money Market Fund may invest in such securities so long as comparable securities of such issuer have been rated in the highest rating category for short-term debt obligations by the appropriate NRSROs or are otherwise deemed to be eligible for purchase by the Prime Money Market Fund in accordance with the guidelines adopted by the Group's Board of Trustees.

  Variable amount master demand notes in which the Prime Money Market Fund may invest are unsecured demand notes that permit the indebtedness thereunder to vary and that provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between the Prime Money Market Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, the Prime Money Market Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by NRSROs, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper. The Adviser will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. In determining dollar-weighted average portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer through demand. The Prime Money Market Fund may purchase variable amount master demand notes with face maturities in excess of 397 days only so long as the Prime Money Market Fund may demand payment at any time on no more than 30 days' notice or at specified intervals not exceeding 397 days and upon no more than 30 days' notice.

  The Prime Money Market Fund may purchase asset-backed securities, which are securities issued by special purpose entities whose primary assets consist of a pool of mortgages, loans, receivables or other assets, primarily automobile and credit card receivables and home equity loans. Payment of principal and interest may depend largely on cash flows generated by the assets backing the securities and, in certain cases, supported by let-ters of credit, surety bonds or other forms of credit or liquidity enhancements. The value of asset-backed securities also may be affected by the creditworthiness of the servicing agent for the pool of assets, the originator of the loans or receivables or the financial institution providing the credit support.

  The Prime Money Market Fund may also acquire variable and floating rate notes issued by both governmental and nongovernmental issuers, subject to the Prime Money Market Fund's investment objective, policies and restrictions.

THE TREASURY MONEY MARKET FUND

  Subject to the above limitations, under normal market conditions, the Treasury Money Market Fund will invest at least 65% of its total assets in the following types of securities: direct obligations issued by the U.S. Treasury including bills, notes and bonds which differ from each other only in interest rates, maturities and times of issuance; U.S. Treasury securities that have been stripped of their unmatured interest coupons (which typically provide for interest payments semi-annually); interest coupons that have been stripped from such U.S. Treasury securities; receipts and certificates for such stripped debt obligations and stripped coupons (collectively, "Stripped Treasury Securities"); and in repurchase agreements backed by such securities. Stripped Treasury Securities will include (1) coupons that have been stripped from U.S. Treasury bonds, which may be held through the Federal Reserve Bank's book-entry system called "Separate Trading of Registered Interest and Principal of Securities" ("STRIPS") or through a program entitled "Coupon Under Book-Entry Safekeeping" ("CUBES").

  Treasury bills have maturities of one year or less; Treasury notes have maturities of one to ten years; and Treasury bonds generally have maturities of greater than ten years. Stripped Treasury Securities are sold at a deep discount because the buyer of those securities receives only the right to receive a future fixed payment (representing principal or interest) on the security and does not receive any rights to periodic interest payments on the security. The Treasury Money Market Fund may engage in other investment techniques described below.

  The Treasury Money Market Fund may also invest up to 35% of its total assets in Government Obligations which are backed by the full faith and credit of the U.S. Treasury and in repurchase agreements backed by such securities. Such securities include those of the Government National Mortgage Association and the Export-Import Bank of the United States.

RISK FACTORS AND INVESTMENT TECHNIQUES

  Like any investment program, an investment in either Fund entails certain risks. Since each Fund invests in debt securities, investors are exposed to interest rate risk, i.e., fluctuations in the market value of debt securities. Debt securities' prices are influenced primarily by changes in the level of interest rates. When interest rates rise, the prices of debt securities generally fall; conversely, when interest rates fall, debt securities' prices generally rise. There have been in the recent past extended periods of cyclical increases in interest rates that have caused significant declines in the prices of certain debt securities.

  The Group will attempt to maintain the net asset value per share of each of the Funds at $1.00, but there can be no assurance that either Fund will be able to do so.

  Each Fund may invest in certain variable or floating rate securities as described above. Such instruments may be considered to be "derivatives." A derivative is generally defined as an instrument whose value is based upon, or derived from, some underlying index, reference rate (e.g., interest rates), security, commodity or other asset. There is no limit as to the portion of a Fund's portfolio that may be invested in any such derivatives at any one time.

  Variable and Floating Rate Securities. Securities purchased by the Funds may include variable and floating rate obligations. A variable rate obligation is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its amortized cost. A floating rate obligation is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its amortized cost.

  In the event the interest rate of a variable or floating rate obligation is established by reference to an index or an interest rate that may from time to time lag behind other market interest rates, there is the risk that the market value of such obligation, on readjustment of its interest rate, will not approximate its amortized cost which could adversely affect such Fund's ability to maintain a stable net asset value. In such an instance, the Adviser will seek to sell such security to the extent it can do so in an orderly fashion given current market conditions.

  Such securities which are not Government Obligations are frequently not rated by NRSROs; however, unrated variable and floating rate notes purchased by a Fund will be determined by the Adviser to be of comparable quality at the time of purchase to rated instruments eligible for purchase under such Fund's investment policies. In making such determinations, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate security purchased by a Fund, such Fund may resell the security at any time to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of a variable or floating rate security in the event the issuer of the note defaulted on its payment obligations and the Fund could, as a result or for other reasons, suffer a loss to the extent of the default. Variable or floating rate securities may be secured by bank letters of credit.

  To the extent that a Fund holds a security for which it is not entitled to receive the principal amount within seven days of demand and for which no readily available market exists, such a security will be treated as an illiquid security for purposes of calculation of the 10% limitation on such securities as set forth below.

  Repurchase Agreements. Securities held by each Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities, in exchange for cash, from banks and/or registered broker-dealers which the Adviser deems creditworthy under guidelines approved by the Group's Board of Trustees. The seller agrees to repurchase such securities at a mutually agreed date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. Securities subject to repurchase agreements must be of the same type and quality as those in which such Fund may invest directly. Repurchase agreements are considered to be loans by a Fund under the Investment Company Act of 1940, as amended (the "1940 Act"). For further information about repurchase agreements and the related risks, see "INVESTMENT OBJECTIVES AND POLICIES--Additional Information on Portfolio Instruments--Repurchase Agreements" in the Statement of Additional Information.

  Reverse Repurchase Agreements. Each Fund may borrow funds by entering into reverse repurchase agreements in accordance with the investment restrictions described below. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as Government Obligations consistent with such Fund's investment restrictions having a value equal to the repurchase price (including accrued interest), and will continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which such Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act and therefore a form of leverage. A Fund may experience a negative impact on its net asset value if interest rates rise during the term of a reverse repurchase agreement. The Funds generally will invest the proceeds of such borrowings only when such borrowings will enhance the Fund's liquidity or when the Fund reasonably expects that the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. For further information about reverse repurchase agreements, see "INVESTMENT OBJECTIVE AND POLICIES--Additional Information on Portfolio Instruments--Reverse Repurchase Agreements" in the Statement of Additional Information.

  Except as otherwise disclosed to the Shareholders of the Funds, the Group will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Adviser, BISYS, or their affiliates, and will not give preference to the Adviser's correspondents with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.

  Foreign Investments. Investments in foreign securities (including ECDs, ETDs, CTDs, Yankee CDs, CCP and Europaper) may subject the Fund to investment risks that differ in some respects from those related to investments in securities of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other investment income, possible seizure, nationalization, or expropriation of foreign deposits or investments, the possible establishment of exchange controls or taxation at the source, less stringent disclosure requirements, less liquid or developed securities markets or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal or interest on such securities or the purchase or sale thereof. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks. The Prime Money Market Fund will acquire securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers only when the Adviser believes that the risks associated with such instruments are minimal.

  Restricted Securities. Securities in which the Prime Money Market Fund may invest include securities issued by corporations without registration under the Securities Act of 1933, as amended (the "1933 Act"), such as securities issued in reliance on the so-called "private placement" exemption from registration which is afforded by Section 4(2) of the 1933 Act ("Section 4(2) securities").
Section 4(2) securities are restricted as to disposition under the Federal securities laws, and generally are sold to institutional investors such as the Prime Money Market Fund who agree that they are purchasing the securities for investment and not with a view to public distribution. Any resale must also generally be made in an exempt transaction. Section 4(2) securities are normally resold, if at all, to other institutional investors through or with the assistance of the issuer or investment dealers who facilitate the resale of such
Section 4(2) securities, thus providing some liquidity.

  Pursuant to procedures adopted by the Board of Trustees of the Group, the Adviser may determine Section 4(2) securities to be liquid if such securities are eligible for resale under Rule 144A under the 1933 Act and are readily saleable. Rule 144A permits the Prime Money Market Fund to purchase securities which have been pri-vately placed and resell such securities to certain qualified institutional buyers without restriction. For purposes of determining whether a Rule 144A security is readily saleable, and therefore liquid, the Adviser must consider, among other things, the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security, the number of potential purchasers and dealer undertakings to make a market in the security, and the nature of the security and marketplace trades of such security. However, investing in Rule 144A securities, even if such securities are initially determined to be liquid, could have the effect of increasing the level of the Prime Money Market Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

  Securities Lending. In order to generate additional income, each Fund may, from time to time, lend its portfolio securities to broker-dealers, banks, or institutional borrowers of securities. A Fund must receive 100% collateral in the form of cash or U.S. Government securities. This collateral will be valued daily by the Adviser. Should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest received on such securities. Loans are subject to termination by a Fund or the borrower at any time. While a Fund does not have the right to vote securities on loan, each Fund intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower would default in its obligations, a Fund bears the risk of delay in recovery of the portfolio securities and the loss of rights in the collateral. A Fund will enter into loan agreements only with broker-dealers, banks, or other institutions that the Adviser has determined are creditworthy under guidelines established by the Group's Board of Trustees. Neither Fund will lend more than 33% of the total value of its portfolio securities at any one time.

  When-Issued or Delayed-Delivery Securities. Each Fund may purchase securities on a when-issued or delayed-delivery basis. These transactions are arrangements in which a Fund purchases securities with payment and delivery scheduled for a future time. Each Fund will engage in when-issued and delayed-delivery transactions only for the purpose of acquiring portfolio securities consistent with and in furtherance of its investment objectives and policies, not for investment leverage, although such transactions represent a form of leveraging. When-issued or delayed-delivery securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve a risk that the yield obtained in the transaction will be less than those available in the market when delivery takes place. A Fund will generally not pay for such securities or start earning interest or dividends on them until they are received on the settlement date. When a Fund agrees to purchase such securities, however, its custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account. Securities purchased on a when-issued or delayed-delivery basis are recorded as an asset and are subject to changes in the value based upon changes in the general level of interest rates. In when-issued and delayed-delivery transactions, a Fund relies on the seller to complete the transaction; the seller's failure to do so may cause that Fund to miss a price or yield considered to be advantageous.

  Investment Company Securities. Each Fund may also invest in the securities of other investment companies in accordance with the limitations of the 1940 Act and any exemptions therefrom. Each Fund intends to invest, for purposes of short-term cash management, in money market mutual funds which invest in the same securities in which such Fund may invest. A Fund will incur additional expenses due to the duplication of fees and expenses as a result of investing in mutual funds. Additional restrictions on the Funds' investments in the securities of other mutual funds are contained in the Statement of Additional Information.

  Year 2000. Like other investment companies, financial and business organizations and individuals around the world, the Funds could be affected adversely if the computer systems used by the Adviser, the Funds' other service providers, and others do not properly process and calculate date-related information and data on and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Adviser and the Funds' other service providers have informed the Group that they are taking steps to address the Year 2000 Problem with respect to the computer systems that they use. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds as a result of the Year 2000 Problem.


                            INVESTMENT RESTRICTIONS

  Each Fund is subject to a number of investment restrictions that may be changed only by a vote of a majority of the outstanding Shares of that Fund (as defined under "GENERAL INFORMATION--Miscellaneous" herein). Each Fund will not:

       1. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the Fund's total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

       2. Purchase any securities which would cause more than 25% of the Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by obligations of the U.S. Government, its agencies or instrumentalities; (b) with respect to the Prime Money Market Fund there is no limitation with respect to domestic bank certificates of deposit or bankers' acceptances, and repurchase agreements secured by bank instruments; (c) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (d) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

       3. Borrow money or issue senior securities except that each Fund may enter into reverse repurchase agreements and may otherwise borrow money or issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder. So long as the Fund's borrowings, including reverse repurchase agreements and dollar roll agreements, exceed 5% of such Fund's total assets, the Fund will not acquire any portfolio securities.

       4. Make loans, except that the Fund may purchase or hold debt instruments and lend portfolio securities in accordance with its investment objective and policies, make time deposits with financial institutions and enter into repurchase agreements.

  The following additional investment restriction may be changed without the vote of a majority of the outstanding Shares of the applicable Fund. Each Fund may not purchase or otherwise acquire any security if, as a result, more than 10% of its net assets would be invested in securities that are illiquid. For purposes of this investment restriction, illiquid securities include securities which are not readily marketable and repurchase agreements with maturities in excess of seven days.

                              VALUATION OF SHARES

  The net asset value of each Fund is determined and its Shares are priced as of 12:00 noon (Eastern time) and the close of regular trading on the New York Stock Exchange (the "Exchange") (generally 4:00 p.m. Eastern time) on each Business Day of that Fund. The times at which the Shares of a Fund are priced are hereinafter referred to as the "Valuation Times." A "Business Day" of a Fund is a day on which the Exchange is open for trading and any other day (other than a day on which no Shares of that Fund are tendered for redemption and no order to purchase any Shares of that Fund is received) during which there is sufficient trading in portfolio instruments such that the Fund's net asset value per share might be materially affected. The Exchange will not be open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Net asset value per share for purposes of pricing purchases and redemptions is calculated by dividing the value of all securities and other assets belonging to a Fund, less the liabilities charged to that Fund, by the number of that Fund's outstanding Shares.

  The assets in each of the Funds are valued based upon the amortized cost method which the Trustees of the Group believe fairly reflects the market-based net asset value per share. Pursuant to the rules and regulations of the Commission regarding the use of the amortized cost method, each Fund maintains a dollar-weighted average portfolio maturity of 90 days or less. Although the Group seeks to maintain each Fund's net asset value per share at $1.00, there can be no assurance that net asset value will not vary.

                       HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR

  Shares of the Funds are sold on a continuous basis by the Group's distributor, BISYS (the "Distributor"). The principal office of the Distributor is 3435 Stelzer Road, Columbus, Ohio 43219. If you wish to purchase Shares, telephone the Group at (800) 766-3960.

EMPLOYEE BENEFIT PLANS

  Purchases, exchanges and redemptions of Shares through an employee benefit plan may be subject to different requirements and limitations imposed by employers than those discussed below. Investors should consult their employer for more information on how to purchase, exchange and redeem Shares of the Funds through their employer's plan.

PURCHASES OF SHARES

  Shares may be purchased through procedures established by the Distributor in connection with the requirements of qualified accounts maintained by or on behalf of certain persons ("Customers") by the Adviser, its affiliates or its correspondent entities (collectively, "Entities"). These procedures may include instructions under which a Customer's account is "swept" automatically no less frequently than weekly and amounts in excess of a minimum amount agreed upon by the Entity and the Customer are invested by the Distributor in Shares of a particular Fund, depending upon the type of the Customer's account and/or the instructions of the Customer.

  Shares of the Funds sold to the Entities acting in a fiduciary, advisory, custodial, agency, or other similar capacity on behalf of Customers will normally be held of record by the Entities. With respect to Shares of the Funds so sold, it is the responsibility of the particular Entity to transmit purchase or redemption orders to the Distributor and to deliver federal funds for purchase on a timely basis. Beneficial ownership of Shares will be recorded by the Entities and reflected in the account statements provided by the Entities to Customers.

  Investors may also purchase Shares of either Fund by completing and signing an Account Registration Form and mailing it, together with a check (or other negotiable bank draft or money order) in at least the minimum initial purchase amount, payable to the appropriate Fund, to The KeyPremier Funds, P.O. Box 182707, Columbus, Ohio 43218-2707. Subsequent purchases of Shares of that Fund may be made at any time by mailing a check (or other negotiable bank draft or money order) payable to the Group, to the above address.

  If an Account Registration Form has been previously received by the Group, investors may also purchase Shares by wiring funds to the Funds' custodian. Prior to wiring any such funds and in order to ensure that wire orders are invested promptly, investors must call the Group at (800) 766-3960 to obtain instructions regarding the bank account number into which the funds should be wired and other pertinent information.

  Shares of each Fund are purchased at the net asset value per share (see "VALUATION OF SHARES") next determined after receipt by the Distributor, its agents or broker-dealers with whom it has an agreement of an order in good form to purchase Shares. Purchases of Shares of a Fund will be effected only on a Business Day (as defined in "VALUATION OF SHARES") of that Fund.

  There is no sales charge imposed by either Fund in connection with the purchase of its Shares.

  An order to purchase Shares of a Fund will be deemed to have been received by the Distributor only when federal funds with respect thereto are available to the Fund's custodian for investment. Federal funds are monies credited to a bank's account with a Federal Reserve Bank. Payment for an order to purchase Shares of a Fund which is transmitted by federal funds wire will be available the same day for investment by that Fund's custodian, if received prior to the last Valuation Time (see "VALUATION OF SHARES"). Payments transmitted by other means (such as by check drawn on a member of the Federal Reserve System) will normally be converted into federal funds within two banking days after receipt. The Group strongly recommends that investors of substantial amounts use federal funds to purchase Shares. Shares of the Funds purchased before 12:00 noon, Eastern Time, begin earning dividends on the same Business Day. Shares of the Funds purchased after 12:00 noon, Eastern Time, begin earning dividends on the next Business Day. All Shares of the Funds continue to earn dividends through the day before their redemption.

MINIMUM INVESTMENT

  Except as otherwise discussed below under "Auto Invest Plan," the minimum investment is $1,000 for the initial purchase of Shares of either Fund by an investor and $25 for subsequent purchases of Shares of that Fund. The initial minimum investment amount is reduced to $250 for employees of the Adviser, Keystone or any of their affiliates.

  Depending upon the terms of a particular Customer's account, the Entities or their affiliates may charge a Customer account fees for automatic investment and other cash management services provided in connection with an investment in the Funds. Information concerning these services and any charges will be provided by the Entities. This Prospectus should be read in conjunction with any such information received from the Entities or their affiliates.

  The Group reserves the right to reject any order for the purchase of Shares in whole or in part, including purchases made with foreign checks and third party checks not originally made payable to the order of the investor.

  Every Shareholder will receive a confirmation of each new transaction in his or her account, which will also show the total number of Shares owned by the Shareholder and the number of Shares being held in safekeeping by the Transfer Agent for the account of the Shareholder. Reports of purchases and redemptions of Shares by Entities on behalf of their Customers will be sent by the Entities to their Customers. Shareholders may rely on these statements in lieu of certifi-cates. Certificates representing Shares will not be issued.

AUTO INVEST PLAN

  The KeyPremier Funds Auto Invest Plan enables Shareholders to make regular monthly or quarterly purchases of Shares of the Funds through automatic deduction from their bank accounts, provided that the Shareholder's bank is a member of the Federal Reserve and the Automated Clearing House (ACH) system. With Shareholder authorization the Transfer Agent will deduct the amount specified (subject to the applicable minimums) from the Shareholder's bank account which will automatically be invested in Shares of the designated Fund at the public offering price next determined after receipt of payment by the Transfer Agent. The required minimum initial investment when opening an account using the Auto Invest Plan is $250; the minimum amount for subsequent investments is $25. To participate in the Auto Invest Plan, Shareholders should complete the appropriate section of the Account Registration Form or a supplemental sign-up form which can be acquired by calling the Group at (800) 766-3960. For a Shareholder to change the Auto Invest instructions, the request must be made in writing to the Group at: 3435 Stelzer Road, Columbus, Ohio 43219.

  The Group may eliminate or change the Auto Invest Plan at any time or from time to time without notice thereof.

KEYPREMIER INDIVIDUAL RETIREMENT ACCOUNT ("IRA")

  A KeyPremier IRA enables individuals, even if they participate in an employer-sponsored retirement plan, to establish their own retirement program. KeyPremier IRA contributions may be tax-deductible and earnings are tax deferred. Under the Tax Reform Act of 1986, the tax deductibility of IRA contributions is restricted or eliminated for individuals who participate in certain employer pension plans and whose annual income exceeds certain limits. Existing IRAs and future contributions up to the IRA maximums, whether deductible or not, still earn income on a tax-deferred basis.

  All KeyPremier IRA distribution requests must be made in writing to the Distributor. Any deposits to a KeyPremier IRA must distinguish the type and year of the contributions.

  For more information on the KeyPremier IRAs call the Group at (800) 766-3960. Investment in Shares of the KeyPremier Pennsylvania Municipal Bond Fund or any other tax-exempt fund would not be appropriate for a KeyPremier IRA. Shareholders are advised to consult a tax adviser on KeyPremier IRA contribution and withdrawal requirements and restrictions.

IN-KIND PURCHASES


  Payment for Shares of either Fund may, in the discretion of the Adviser, be made in the form of securities that are permissible investments for that Fund as described in this Prospectus. For further information about this form of payment, contact the Adviser. In connection with an in-kind securities payment, the applicable Fund will require, among other things, that the securities be valued on the date of purchase in accordance with the pricing methods used by that Fund and that the Fund receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form of transfer to the Fund; and that adequate information be provided concerning the basis and other tax matters relating to the securities. An in-kind securities payment may result in a taxable event for the purchaser of Shares.





EXCHANGE PRIVILEGE

  Shares of the Funds may be exchanged for Shares of any other KeyPremier Fund if the amount to be exchanged meets the applicable minimum investment requirements and the exchange is made in states where it is legally authorized. Each exchange will be made at respective net asset values except that a sales charge, equal to the difference, if any, between the sales charge payable upon the purchase of shares of the KeyPremier Fund to be acquired in the exchange and the sales charge previously paid on the Shares to be exchanged, will be assessed. In determining the sales charge previously paid on the Shares to be exchanged, such Shares may include Shares which were acquired through a previous exchange for shares on which a sales charge was paid. Under such circumstances, the Shareholder must notify the Group that a sales charge was originally paid and provide the Group with sufficient information to permit confirmation of the Shareholder's right not to pay a sales charge.

  An exchange is considered a sale of Shares for federal income tax purposes.

  The Group may at any time modify or terminate the foregoing exchange privileges. The Group, however, will give Shareholders 60 days' advance written notice of any such modification.

  A Shareholder wishing to exchange his or her Shares may do so by contacting the Group at (800) 766-3960 or by providing written instructions to the Group. Any Shareholder who wishes to make an exchange should obtain and review the current prospectus of the fund in which he or she wishes to invest before making the exchange. For a discussion of risks associated with unauthorized telephone exchanges, see "Redemption by Telephone" below.

REDEMPTION OF SHARES

  Shares may ordinarily be redeemed by mail or by telephone. However, all or part of a Customer's Shares may be redeemed in accordance with instructions and limitations pertaining to his or her account at an Entity. For example, if a Customer has agreed with an Entity to maintain a minimum balance in his or her account with the Entity, and the balance in that account falls below that minimum, the Customer may be obliged to redeem, or the Entity may redeem on behalf of the Customer, all or part of the Customer's Shares of a Fund to the extent necessary to maintain the required minimum balance. Also, Shares may be redeemed using the check writing feature described below.

Redemption by Mail

  A written request for redemption must be received by the Group, at the address shown on the front page of this Prospectus, in order to honor the request. The Transfer Agent will require a signature guarantee by an eligible guarantor institution. The signature guarantee requirement will be waived if the following conditions apply: (1) the redemption check is payable to the Shareholder(s) of record, and (2) the redemption check is mailed to the Shareholder(s) at the address of record or mailed or wired to a commercial bank account previously designated on the Account Registration Form. There is no charge for having redemption proceeds mailed to a designated bank account. To change the address to which a redemption check is to be mailed, a written request therefor must be received by the Transfer Agent. In connection with such request, the Transfer Agent will require a signature guarantee by an eligible guarantor institution. For purposes of this policy, the term "eligible guarantor institution" shall include banks, brokers, dealers, credit unions, securities exchanges and associations, clearing agencies and savings associations as those terms are defined in the Securities Exchange Act of 1934. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000.

Redemption by Telephone

  If a Shareholder has so designated on the Account Registration Form, a Shareholder may request a redemption of his or her Shares by telephoning the Group and having the payment of redemption proceeds sent electronically directly to a domestic commercial bank account previously designated by the Shareholder on the Account Registration Form. A shareholder may also have such payment mailed directly to the Shareholder at the Shareholder's address as recorded by the Transfer Agent. However, this option may be suspended for a period of 30 days following a telephonic address change. Under most circumstances, such payments will be transmitted on the next Business Day following receipt of a valid request for redemption. The Group may reduce the amount of a wire redemption payment by the then-current wire redemption charge of the Funds' custodian. There is currently no charge for having payment of redemption requests mailed or sent electronically to a designated bank account. For telephone redemptions, call the Group at (800) 766-3960.

  Neither the Group, the Funds nor their service providers will be liable for any loss, damages, expense or cost arising out of any telephone redemption effected in accordance with the Group's telephone redemption procedures, acting upon instructions reasonably believed to be genuine. The Group will employ procedures designed to provide reasonable assurance that instructions by telephone are genuine; if these procedures are not followed, the Group, the Funds or their service providers may be liable for any losses due to unauthorized or fraudulent instructions. These procedures include recording all phone conversations, sending confirmations to Shareholders within 72 hours of the telephone transaction, verification of account name and account number or tax identification number, and sending redemption proceeds only to the address of record or to a previously authorized bank account. If, due to temporary adverse conditions, Shareholders are unable to effect telephone transactions, Shareholders may also mail the redemption request to the Group at the address shown on the front page of this Prospectus.

Auto Withdrawal Plan

  The Auto Withdrawal Plan enables Shareholders of a Fund, with an account balance in such Fund of $5,000 or more, to make regular monthly or quarterly redemptions of Shares. With Shareholder authorization, the Transfer Agent will automatically redeem Shares at the net asset value on the dates of the withdrawal and have a check in the amount specified mailed to the Shareholder. The required minimum withdrawal is $50 monthly. To participate in the Auto Withdrawal Plan, Shareholders should call (800) 766-3960 for more information. For a Shareholder to change the Auto Withdrawal instructions, the request must be made in writing to the Group.

Payments to Shareholders

  Redemption orders are effected at the net asset value per share next determined after the Shares are properly tendered for redemption, as described above. Payment to Shareholders for Shares redeemed will be made within seven days after receipt by the Distributor of the request for redemption. However, to the greatest extent possible, each Fund will attempt to honor requests from Shareholders for same day payments upon redemption of Shares if the request for redemption is received by the Distributor before 12:00 noon, Eastern Time, on a Business Day or, if the request for redemption is received after 12:00 noon, Eastern Time, to honor requests for payment on the next Business Day. The Funds will attempt to so honor redemption requests unless it would be disadvantageous to that Fund or its Shareholders to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner.

  At various times, the Group may be requested to redeem Shares for which it has not yet received good payment. In such circumstances, the Group may delay the forwarding of proceeds for up to 10 days or more until payment has been collected for the purchase of such Shares. During the period of any such delay, Shares to be redeemed would continue to receive daily dividends as declared until execution of the redemption. The Group intends to pay cash for all Shares redeemed, but under abnormal conditions which make payment in cash unwise, the Group may make payment wholly or partly in portfolio securities at their then market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

  Due to the relatively high cost of handling small investments, the Group reserves the right to redeem, at net asset value, the Shares of a Fund of any Shareholder if, because of redemptions of Shares by or on behalf of the Shareholder (but not as a result of the establishment of an account with less than $1,000 using the Auto Invest Plan), the account of such Shareholder has a value of less than $1,000 ($250 if the Shareholder is an employee of the Adviser or one of its affiliates). Accordingly, an investor purchasing Shares of a Fund in only the minimum investment amount may be subject to such involuntary redemption if he or she thereafter redeems some of his or her Shares. Before the Group exercises its right to redeem such Shares and to send the proceeds to the Shareholder, the Shareholder will be given notice that the value of the Shares in his or her account is less than the minimum amount and will be allowed at least 60 days to make an additional investment in an amount which will increase the value of the account to at least $1,000 ($250 if the Shareholder is an employee of the Adviser or one of its affiliates).

  See "ADDITIONAL PURCHASE AND REDEMPTION INFORMATION" in the Statement of Additional Information for examples of when the Group may suspend the right of redemption or redeem shares involuntarily in light of the Group's responsibilities under the 1940 Act.

Check-Writing Redemption Procedure

  The Transfer Agent will provide any Shareholder of a Fund who so requests with a supply of checks, imprinted with the Shareholder's name, which may be drawn against that Fund's account maintained by The Bank of New York (the "Bank"), for redemption of Fund Shares. These checks may be made payable to the order of any person in any amount not less than $500. To participate in this procedure, an investor must complete the Check-Writing Redemption Form available from the Transfer Agent. When a check is presented to the Bank for payment, the Transfer Agent (as the Shareholder's agent) will cause the applicable Fund to redeem sufficient Shares in the Shareholder's account to cover the amount of the check. Shares continue earning daily dividends until the day on which the check is presented to the Bank for payment. Cancelled checks will be returned to the Shareholder. Due to the delay caused by the requirement that redemptions be priced at the next computed net asset value, the Bank will only accept for payment checks presented through normal bank clearing channels. Shareholders should not attempt to withdraw the full amount of an account or to close out an account by using this procedure.

  No charge will be made to a Shareholder for participation in the check-writing redemption procedure or for the clearance of any checks. However, a Shareholder's account may be subject to charges for copies, returned checks and/or returned items of deposit.

  In order to stop payment on a check, the Shareholder must notify the Group in writing before the check has been presented to the Bank for payment. A charge may be deducted from the Shareholder's account for each stop payment order.

                              DIVIDENDS AND TAXES

DIVIDENDS

  The net income of each Fund is declared daily and such dividends are generally paid monthly. Shareholders of both Funds will automatically receive all income dividends and capital gains distributions in additional full and fractional Shares of the appropriate Fund at the net asset value as of the date of payment, unless the Shareholder elects to receive dividends or distributions in cash. Such election, or any revocation thereof, must be made in writing to the Transfer Agent at 3435 Stelzer Road, Columbus, Ohio 43219, and will become effective with respect to dividends and distributions having record dates after its receipt by the Transfer Agent.

  Distributable net realized capital gains, if any, for the Funds are distributed at least annually. Dividends are paid in cash not later than seven Business Days after a Shareholder's complete redemption of his or her Shares in a Fund.

  If a Shareholder elects to receive distributions in cash, and checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, the Shareholder's cash election will be changed automatically and future dividend and capital gains distributions will be reinvested in the applicable Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in that Fund at the per share net asset value determined as of the date of cancellation.

FEDERAL TAXES

  Each Fund is treated as a separate entity for federal income tax purposes and intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986 (the "Code") for so long as such qualification is in the best interest of such Fund's Shareholders. Qualification as a regulated investment company under the Code requires, among other things, that the regulated investment company distribute to its shareholders at least 90% of its investment company taxable income. Each Fund contemplates declaring as dividends all or substantially all of its investment company taxable income (before deduction of dividends paid).

  A non-deductible 4% excise tax is imposed on regulated investment companies that do not distribute in each calendar year (regardless of having a non-calendar taxable year) an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gain net income for the one-year period ending on October 31 of such calendar year. If distributions during a calendar year were less than the required amount, that Fund would be subject to a nondeductible 4% excise tax on the deficiency.

  It is expected that each Fund will distribute annually to its Shareholders all or substantially all of such Fund's net ordinary income and net realized capital gains and that such distributed net ordinary income and distributed net realized capital gains will be taxable income to Shareholders for federal income tax purposes, even if paid in additional Shares of that Fund and not in cash. Since all of each Fund's net investment income is expected to be derived from earned interest and short-term capital gains, it is anticipated that no part of any distribution from the Funds will be eligible for the dividends received deduction for corporations. The Funds also do not expect to realize any long term capital gains and, therefore, do not foresee paying any "capital gains dividends" as described in the Code.


  Distribution by a Fund of the excess of net long-term capital gain, if any, over net short-term capital loss is taxable to Shareholders as long-term capital gain in the year in which it is received, regardless of how long the Shareholder has held the Shares. Such distributions are not eligible for the dividends received deduction.


STATE TAXES

  Even though a significant portion of distributions of net income by the Treasury Money Market Fund to its Shareholders will be attributable to interest on U.S. Treasury obligations, which may be exempt from state or local tax if received directly by a Shareholder, Shareholders of the Treasury Money Market Fund may be subject to state and local taxes with respect to their ownership of Shares or their receipt of distributions from the Treasury Money Market Fund. In addition, to the extent Shareholders receive distributions of income attributable to investments in repurchase agreements by the Treasury Money Market Fund, such distributions may also be subject to state or local taxes.

GENERAL

  Additional information regarding federal taxes is contained in the Statement of Additional Information under the heading "ADDITIONAL INFORMATION--Additional General Tax Information." However, the information contained in this Prospectus and the additional material in the Statement of Additional Information are only brief summaries of some of the important tax considerations generally affecting the Funds and their Shareholders. Accordingly, potential investors are urged to consult their own tax advisers concerning the application of federal, state and local taxes as such laws and regulations affect their own tax situation.

  Shareholders will be advised at least annually as to the federal income tax consequences of distributions made to them during the year.

                            MANAGEMENT OF THE GROUP

TRUSTEES OF THE GROUP

  Overall responsibility for management of the Group rests with its Board of Trustees. Unless so required by the Group's Declaration of Trust or By-Laws or by Ohio law, at any given time all of the Trustees may not have been elected by the shareholders of the Group. The Group will be managed by the Trustees in accordance with the laws of Ohio governing business trusts. The Trustees, in turn, elect the officers of the Group to supervise its day-to-day operations.

  The Trustees of the Group receive fees and are reimbursed for their expenses in connection with each meeting of the Board of Trustees they attend. However, no officer or employee of BISYS Fund Services, Inc., the sole general partner of BISYS, or BISYS receives any compensation from the Group for acting as a Trustee of the Group. The officers of the Group receive no compensation directly from the Group for performing the duties of their offices. BISYS receives fees from each Fund for acting as Administrator, may receive fees under the Administrative Services Plan discussed below. BISYS Fund Services, Inc. receives fees from each Fund for acting as Transfer Agent and for providing certain fund accounting services.

INVESTMENT ADVISER


  Martindale Andres & Company, Inc., Four Falls Corporate Center, Suite 200, West Conshohocken, Pennsylvania 19428, is the investment adviser of each Fund and has served as such since each Fund's inception. The Adviser is a wholly owned subsidiary of Keystone Financial, Inc., 1 Keystone Plaza, Harrisburg, Pennsylvania 17101 ("Keystone"). The Adviser was organized in 1989 and was acquired by Keystone in December 1995. Except with respect to the other KeyPremier Funds, the Adviser has not previously served as the investment adviser to a registered open-end management investment company. However, the Adviser has managed since its founding the investment portfolio of high net worth individuals, endowments, pension and common trust funds. The Adviser currently has over $2.55 billion under management.


  Subject to the general supervision of the Board of Trustees of the Group and in accordance with the investment objectives and restrictions of each Fund, the Adviser manages each Fund, makes decisions with respect to and places orders for all purchases and sales of its portfolio securities, and maintains each Fund's records relating to such purchases and sales.

  For the services provided and expenses assumed pursuant to its Investment Advisory Agreement with the Group, the Adviser is entitled to receive a fee from each Fund, computed daily and paid monthly, at the annual rate of forty one-hundredths of one percent (.40%) of such Fund's average daily net assets.

  The Adviser may periodically voluntarily reduce all or a portion of its advisory fee with respect to one or more of the Funds to increase the net income of that Fund available for distribution as dividends. The Adviser may not seek reimbursement of such voluntarily reduced fees after the end of the fiscal year in which the fees were reduced. The reduction of such fee will cause the yield and total return of that Fund to be higher than they would otherwise be in the absence of such a reduction.

ADMINISTRATOR AND DISTRIBUTOR

  BISYS is the administrator for each Fund and also acts as the Funds' principal underwriter and distributor (the "Administrator" or the "Distributor," as the context indicates). BISYS and its affiliated companies, including BISYS Fund Services, Inc., are wholly owned by The BISYS Group, Inc., a publicly-held company which is a provider of information processing, loan servicing and 401(k) administration and recordkeeping services to and through banking and other financial organizations.

  The Administrator generally assists in all aspects of each Fund's administration and operation. For expenses assumed and services provided as administrator pursuant to its management and administration agreement with the Group, the Administrator receives a fee from each Fund, computed daily and paid periodically, calculated at an annual rate of eleven and one-half one-hundredths of one percent (.115%) of that Fund's average daily net assets. The Administrator may periodically voluntarily reduce all or a portion of its administration fee with respect to one or more of the Funds to increase the net income of that Fund available for distribution as dividends. The Administrator may not seek reimbursement of such reduced fees after the end of the fiscal year in which the fees were reduced. The voluntary reduction of such fee will cause the yield and total return of that Fund to be higher than they would otherwise be in the absence of such a fee reduction.

  The Distributor acts as agent for the Funds in the distribution of their Shares and, in such capacity, solicits orders for the sale of Shares, advertises, and pays the costs of advertising, office space and its personnel involved in such activities. The Distributor receives no compensation under its Distribution Agreement with the Group.

EXPENSES


  The Adviser and the Administrator each bear all expenses in connection with the performance of their services as investment adviser and administrator, respectively, other than the cost of securities (including brokerage commissions, if any) purchased for the Funds.


ADMINISTRATIVE SERVICES PLAN

  The Group has adopted an Administrative Services Plan (the "Services Plan") pursuant to which each Fund is authorized to pay compensation to banks and other financial institutions (each a "Service Organization"), which may include the Adviser, Entities, and BISYS, which agree to provide certain ministerial, record keeping and/or administrative support services for their customers or account holders (collectively, "customers") who are the beneficial or record owner of Shares of that Fund. In consideration for such services, a Service Organization receives a fee from each Fund, computed daily and paid monthly, at an annual rate of up to .25% of the average daily net asset value of Shares of that Fund owned beneficially or of record by such Service Organization's customers for whom the Service Organization provides such services.

  The servicing agreements adopted under the Services Plan (the "Servicing Agreements") require the Service Organizations receiving such compensation to perform certain ministerial, record keeping and/or administrative support services with respect to the beneficial or record owners of Shares of the Funds, such as processing dividend and distribution payments from the Funds on behalf of customers, providing periodic statements to customers showing their positions in the Shares of the Funds, providing sub-accounting with respect to Shares beneficially owned by such customers and providing customers with a service that invests the assets of their accounts in Shares of the Funds pursuant to specific or pre-authorized instructions.


  As authorized by the Services Plan, the Group has entered into a Servicing Agreement with Keystone effective April 1, 1998, pursuant to which Keystone has agreed to provide certain adminis-trative support services in connection with Shares of the Funds owned of record or beneficially by its customers. Such administrative support services may include, but are not limited to, those services described above. In consideration of such services, the Group, on behalf of each Fund, has agreed to pay Keystone a monthly fee, computed at the annual rate of up to 0.25% of the average aggregate net asset value of Shares of that Fund held during the period by customers for whom Keystone has provided services under the Servicing Agreement.


BANKING LAWS

  The Adviser believes that it possesses the legal authority to perform the investment advisory services for each Fund contemplated by its investment advisory agreement with the Group, as described in this Prospectus, without violation of applicable banking laws and regulations, and has so represented in its investment advisory agreement with the Group. Future changes in Federal or state statutes and regulations relating to permissible activities of banks or bank holding companies and their subsidiaries and affiliates as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations could change the manner in which the Adviser could continue to perform such services for the Funds. See "MANAGEMENT AND SERVICE PROVIDERS OF THE GROUP--Glass-Steagall Act" in the Statement of Additional Information for further discussion of applicable law and regulations.

                              GENERAL INFORMATION

DESCRIPTION OF THE GROUP AND ITS SHARES


  The Group was organized as an Ohio business trust on April 25, 1988. The Group consists of eight funds, each having its own class of shares. Each share represents an equal proportionate interest in a fund with other shares of the same fund, and is entitled to such dividends and distributions out of the income earned on the assets belonging to the fund as are declared at the discretion of the Trustees (see "Miscellaneous" below). The other funds of the Group are The KeyPremier Pennsylvania Municipal Bond Fund, The KeyPremier Established Growth Fund, The KeyPremier Intermediate Term Income Fund, The KeyPremier Aggressive Growth Fund, The KeyPremier Limited Duration Government Securities Fund, and The KeyPremier Emerging Growth Fund.


  Shareholders are entitled to one vote for each dollar of value invested and a proportionate fractional vote for any fraction of a dollar invested, and will vote in the aggregate and not by fund except as otherwise expressly required by law. For example, Shareholders of the Prime Money Market Fund will vote in the aggregate with other shareholders of the Group with respect to the election of Trustees. However, Shareholders of that Fund will vote as a fund, and not in the aggregate with other shareholders of the Group, for purposes of approval or amendment of the Prime Money Market Fund's investment advisory agreement.

  Overall responsibility for the management of each Fund is vested in the Board of Trustees of the Group. See "MANAGEMENT OF THE GROUP--Trustees of the Group." Individual Trustees are elected by the shareholders of the Group, although Trustees may, under certain circumstances, fill vacancies, including vacancies created by expanding the size of the Board. Trustees may be removed by the Board of Trustees or shareholders in accordance with the provisions of the Declaration of Trust and By-Laws of the Group and Ohio law. See "ADDITIONAL INFORMATION--Miscellaneous" in the Statement of Additional Information for further information.

  An annual or special meeting of shareholders to conduct necessary business is not required by the Declaration of Trust, the 1940 Act or other authority except, under certain circumstances, to elect Trustees, amend the Declaration of Trust, the investment advisory agreement or a Fund's fundamental policies and to satisfy certain other requirements. To the extent that such a meeting is not required, the Group does not intend to have an annual or special meeting of shareholders.

  The Group has represented to the Commission that the Trustees will call a special meeting of shareholders for purposes of considering the removal of one or more Trustees upon written request therefor from shareholders holding not less than 10% of the outstanding votes of the Group. At such a meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Group), by majority vote, has the power to remove one or more Trustees.


  As of October 20, 1998, Keystone possessed, on behalf of its or its affiliates' underlying accounts, voting or investment power with respect to more than 25% of the outstanding Shares of each of the Funds.


CUSTODIAN

  The Bank of New York serves as the custodian for each Fund.

TRANSFER AGENCY AND FUND ACCOUNTING SERVICES

  BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, serves as the Funds' transfer agent pursuant to a Transfer Agency Agreement with the Group and receives a fee for such services. BISYS Fund Services, Inc. also provides certain accounting services for the Funds pursuant to a Fund Accounting Agreement and receives a fee from each Fund for such services equal to the greater of (a) a fee computed at an annual rate of 0.03% of that Fund's average daily net assets or (b) the annual fee of $30,000. See "MANAGEMENT AND SERVICE PROVIDERS OF THE GROUP--Transfer Agency and Fund Accounting Services" in the Statement of Additional Information for further information.

MISCELLANEOUS

  Shareholders will receive unaudited semi-annual reports and annual reports audited by independent public accountants.

  As used in this Prospectus and in the Statement of Additional Information, "assets belonging to the fund" means the consideration received by a fund upon the issuance or sale of shares in the fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or amounts derived from any reinvestment of such proceeds, and any general assets of the Group not readily identified as belonging to a particular fund that are allocated to such fund by the Group's Board of Trustees. The Board of Trustees may allocate such general assets in any manner it deems fair and equitable. Determinations by the Board of Trustees of the Group as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to the Funds are conclusive.

  As used in this Prospectus and in the Statement of Additional Information, a "vote of a majority of the outstanding Shares" of a Fund means the affirmative vote, at a meeting of Shareholders duly called, of the lesser of (a) 67% or more of the votes of Shareholders of that Fund present at a meeting at which the holders of more than 50% of the votes attributable to Shareholders of record of such Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of Shareholders of that Fund.

  Inquiries regarding the Funds may be directed in writing to the Group at 3435 Stelzer Road, Columbus, Ohio 43219, or by calling toll free (800) 766-3960.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

INVESTMENT ADVISER
Martindale Andres & Company, Inc.
Four Falls Corporate Center, Suite 200
West Conshohocken, Pennsylvania 19428

ADMINISTRATOR AND DISTRIBUTOR
BISYS Fund Services Limited Partnership
3435 Stelzer Road
Columbus, Ohio 43219

LEGAL COUNSEL
Baker & Hostetler LLP
65 East State Street
Columbus, Ohio 43215

AUDITORS
KPMG Peat Marwick LLP
Two Nationwide Plaza
Columbus, Ohio 43215

                               TABLE OF CONTENTS


                                        PAGE
                                        ----
PROSPECTUS SUMMARY....................    2
FEE TABLE.............................    4
FINANCIAL HIGHLIGHTS..................    5
PERFORMANCE INFORMATION...............    6
INVESTMENT OBJECTIVES AND POLICIES....    6
INVESTMENT RESTRICTIONS...............   13
VALUATION OF SHARES...................   14
HOW TO PURCHASE AND REDEEM SHARES.....   14
DIVIDENDS AND TAXES...................   19
MANAGEMENT OF THE GROUP...............   21
GENERAL INFORMATION...................   23


  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THEIR DISTRIBUTOR, BISYS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR BY BISYS IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                             KEYPREMIER FUNDS LOGO
                                      THE
                                   KEYPREMIER
                                     PRIME
                                     MONEY
                                  MARKET FUND
                                      THE
                                   KEYPREMIER
                                 U.S. TREASURY
                               OBLIGATIONS MONEY
                                  MARKET FUND
                                   MARTINDALE
                             ANDRES & COMPANY, INC.
                               INVESTMENT ADVISER
                                   Prospectus

                             dated October 30, 1998

                              CROSS REFERENCE SHEET
                              ---------------------


                     THE KEYPREMIER ESTABLISHED GROWTH FUND

                      THE KEYPREMIER AGGRESSIVE GROWTH FUND


                                    Two Funds

                                       of

                               The Sessions Group

Form N-1A Part A Item                                      Prospectus Caption
---------------------                                      ------------------

1.      Cover page..................                       Cover Page

2.      Synopsis....................                       Fee Table

3.      Condensed Financial
          Information...............                       Financial Highlights; Performance
                                                           Information

4.      General Description of
          Registrant................                       Investment Objectives and Policies;
                                                           Investment Restrictions; General
                                                           Information - Description of the Group
                                                           and Its Shares; Cover Page

5.      Management of the Fund......                       Management of the Group; General
                                                           Information - Custodian; General
                                                           Information - Transfer Agent and Fund
                                                           Accounting Services

5A.     Management's Discussion
          of Fund Performance.......                       Inapplicable

6.      Capital Stock and Other
          Securities................                       How to Purchase and Redeem Shares;
                                                           Dividends and Taxes; General Informa-
                                                           tion - Description of the Group and Its
                                                           Shares; General Information - Miscel-
                                                           laneous

7.      Purchase of Securities
          Being Offered.............                       Valuation of Shares; How to Purchase
                                                           and Redeem Shares; Management of the
                                                           Group

8.      Redemption or Repurchase....                       How to Purchase and Redeem Shares

9.      Pending Legal Proceedings...                       Inapplicable

THE KEYPREMIER ESTABLISHED GROWTH FUND

THE KEYPREMIER AGGRESSIVE GROWTH FUND
                                                           KEYPREMIER FUNDS LOGO

--------------------------------------------------------------------------------

3435 Stelzer Road
Columbus, Ohio 43219
For current yield, purchase,
and redemption information,
call (800) 766-3960.

--------------------------------------------------------------------------------

  The Sessions Group (the "Group") is an open-end management investment company. The Group includes The KeyPremier Established Growth Fund (the "Established Growth Fund") and The KeyPremier Aggressive Growth Fund (the "Aggressive Growth Fund"), each of which is a diversified portfolio of the Group (the Established Growth and Aggressive Growth Funds are hereinafter collectively referred to as the "Funds" and individually as a "Fund"). The Trustees of the Group have divided each Fund's beneficial ownership into an unlimited number of transferable units called shares (the "Shares").

  Martindale Andres & Company, Inc., West Conshohocken, Pennsylvania (the "Adviser"), which is a wholly owned subsidiary of Keystone Financial, Inc. ("Keystone"), acts as the investment adviser to each of the Funds.

  Additional information about the Funds and the Group, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission and is available upon request without charge by writing to the Group at its address or by calling the Group at the telephone number shown above. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.

  This Prospectus sets forth concisely the information about the Funds and the Group that a prospective investor ought to know before investing. Investors should read this Prospectus and retain it for future reference.

  Each of the Established Growth Fund's and the Aggressive Growth Fund's net asset value per share will fluctuate as the value of its portfolio changes in response to changing market prices and/or other factors.

  BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), Columbus, Ohio, acts as the Funds' administrator and distributor. BISYS Fund Services, Inc., Columbus, Ohio, the general partner of BISYS, acts as the Funds' transfer agent (the "Transfer Agent") and performs certain fund accounting services for each of the Funds.

THE SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, THE ADVISER, KEYSTONE OR ANY OF THEIR AFFILIATES. SUCH SHARES ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY, AND AN INVESTMENT IN A FUND INVOLVES CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("COMMISSION") OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                The date of this Prospectus is October 30, 1998.

                               PROSPECTUS SUMMARY

     SHARES OFFERED: Units of beneficial interest ("Shares") of the Established Growth Fund and the Aggressive Growth Fund, two separate investment funds of The Sessions Group, an Ohio business trust (the "Group").

     OFFERING PRICE: The public offering price of each of the Funds is equal to the net asset value per share plus a sales charge of 4.50% of the public offering price, reduced on investments of $100,000 or more (See "HOW TO PURCHASE AND REDEEM SHARES -- Sales Charges"). Under certain circumstances, the sales charge may be eliminated (See "HOW TO PURCHASE AND REDEEM SHARES -- Sales Charge Waivers").

     MINIMUM PURCHASE: $1,000 minimum initial investment with $25 minimum subsequent investments. Such minimum initial investment is reduced for investors using the Auto Invest Plan described herein and for employees of the Adviser and its affiliates.

     TYPE OF COMPANY: Each Fund is a diversified series of an open-end, management investment company.

     INVESTMENT OBJECTIVES: For the ESTABLISHED GROWTH FUND, growth of capital with some current income as a secondary objective.

     For the AGGRESSIVE GROWTH FUND, growth of capital.

     INVESTMENT POLICIES: Under normal market conditions, the ESTABLISHED GROWTH FUND will invest substantially all, but under such conditions in no event less than 65%, of its total assets in common stocks and securities convertible into common stocks.

     Under normal market conditions, the AGGRESSIVE GROWTH FUND will invest substantially all, but under such conditions in no event less than 65%, of its total assets in common stocks and securities convertible into common stocks of companies with market capitalizations ranging between $100 million and $5 billion.

     RISK FACTORS AND SPECIAL CONSIDERATIONS: An investment in either of the Funds is subject to certain risks, including market risk, as set forth in detail under "INVESTMENT OBJECTIVES AND POLICIES -- Risk Factors and Investment Techniques." As with other mutual funds, there can be no assurance that either of the Funds will achieve its investment objectives. The Funds, to the extent set forth under "INVESTMENT OBJECTIVES AND POLICIES," may engage in the following practices: the use of repurchase agreements and reverse repurchase agreements, entering into options and futures transactions, the purchase of securities on a when-issued or delayed-delivery basis and the purchase of foreign securities, both directly and through American Depository Receipts, and derivatives.

     INVESTMENT ADVISER:  Martindale Andres & Company, Inc. (the "Adviser").

     DIVIDENDS: Dividends from net income are declared and generally paid quarterly. Net realized capital gains, if any, are distributed at least annually.

     DISTRIBUTOR: BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS").


     PROPOSED REORGANIZATION: The Group has entered into an Agreement and Plan of Reorganization (the "Plan"), with Governor Funds, a Delaware business trust ("Governor").

Pursuant to the Plan, the Governor Established Growth Fund and the Governor Aggressive Growth Fund, each a separate series of Governor (collectively, the "Acquiring Funds") would acquire all of the assets of the Established Growth Fund and the Aggressive Growth Fund, respectively (collectively, the "Acquired Funds"), in exchange for the assumption of all of the corresponding Acquired Fund's liabilities and a number of full and fractional shares of the corresponding Acquiring Fund having an aggregate net asset value equal to the Acquired Fund's net assets (the "Reorganization").



     The Reorganization is subject to certain regulatory approvals and to approval by the Shareholders of the Acquired Funds at a Special Shareholders Meeting currently expected to be held in January, 1999. If the Shareholders approve the Reorganization, it is expected that the Reorganization will be effected on or about January 30, 1999; however, the Reorganization may be effected on such earlier or later date as the Group and Governor may determine. There can be no assurance that the Reorganization will take place when or as currently proposed.

                                   FEE TABLE


                                                            ESTABLISHED    AGGRESSIVE
                                                            GROWTH FUND    GROWTH FUND
                                                            -----------    -----------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on Purchases
  (as a percentage of offering price).....................     4.50%          4.50%
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
Management Fees After Fee Waiver(1).......................     0.50%          0.60%
12b-1 Fees................................................     None           None
Other Expenses............................................     0.37           0.39
                                                               ----           ----
Total Fund Operating Expenses After Fee Waiver(1).........     0.87%          0.99%
                                                               ====           ====


Example. You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period:


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                           ------   -------   -------   --------
The Established Growth Fund..............   $53       $72       $91       $147
The Aggressive Growth Fund...............   $55       $75       $97       $161



  The purpose of the above table is to assist a potential purchaser of Shares of a Fund in understanding the various costs and expenses that an investor in such Fund will bear directly or indirectly. Such expenses do not include any fees charged by the Adviser or any of its affiliates to its customer accounts which may have invested in Shares of the Funds. See "MANAGEMENT OF THE GROUP" and "GENERAL INFORMATION" for a more complete discussion of the annual operating expenses of the Funds. The example and expenses reflect current fees. THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

---------------


(1) The Adviser has agreed voluntarily to reduce its investment advisory fees with respect to the Established Growth Fund to 0.50% until further written notice to Shareholders. The Adviser has agreed voluntarily to reduce its investment advisory fees with respect to the Aggressive Growth Fund to 0.60% until on or about January 31, 1999, and then to 0.70% until further written notice to Shareholders. Absent such voluntary fee waivers, for the fiscal year ending June 30, 1999, Management Fees and Total Fund Operating Expenses for the Established Growth Fund would be 0.75% and 1.12%, respectively, and, for the Aggressive Growth Fund, would be 1.00% and 1.39%, respectively.

                              FINANCIAL HIGHLIGHTS


  The Funds are two separate funds of the Group. The table below sets forth certain information concerning the investment results of each Fund since its inception. Further financial information is included in the Statement of Additional Information. The Financial Highlights contained in the following table have been audited by KPMG Peat Marwick LLP, independent certified public accountants for the Funds, whose report on the period ended June 30, 1998, is included in the Statement of Additional Information, which may be obtained by Shareholders.



                                               ESTABLISHED GROWTH FUND             AGGRESSIVE GROWTH FUND
                                          ---------------------------------   ---------------------------------
                                                             PERIOD FROM                         PERIOD FROM
                                                            COMMENCEMENT                        COMMENCEMENT
                                             FOR THE        OF OPERATIONS        FOR THE        OF OPERATIONS
                                           YEAR ENDED          THROUGH         YEAR ENDED          THROUGH
                                          JUNE 30, 1998   JUNE 30, 1997 (a)   JUNE 30, 1998   June 30, 1997 (a)
                                          -------------   -----------------   -------------   -----------------
NET ASSET VALUE, BEGINNING OF PERIOD....    $  11.13          $  10.00          $  10.24          $  10.00
Investment Activities:
  Net investment income.................        0.10              0.08             (0.01)             0.01
  Net realized and unrealized
    gains (losses) on investments.......        2.99              1.13              1.30              0.24
                                            --------          --------          --------          --------
Total from Investment Activities........        3.09              1.21              1.29              0.25
                                            --------          --------          --------          --------
Distributions:
  Net investment income.................       (0.10)            (0.08)               --             (0.01)
  Net realized gains....................       (0.06)               --             (0.12)               --
                                            --------          --------          --------          --------
  Total Distributions...................       (0.16)            (0.08)            (0.12)            (0.01)
                                            --------          --------          --------          --------
Net change in net asset value per
  share.................................        2.93              1.13              1.17              0.24
                                            --------          --------          --------          --------
NET ASSET VALUE, END OF PERIOD..........    $  14.06          $  11.13          $  11.41          $  10.24
                                            ========          ========          ========          ========
RATIOS/SUPPLEMENTAL DATA:
Total Return (excludes sales charge)....       27.92%            12.20%(b)         12.72%             2.52%(b)
Net Assets, at end of period (000)......    $258,812          $190,914          $135,612          $105,258
Ratio of expenses to average net
  asset.................................        0.71%             0.44%(c)          0.83%             0.66%(c)
Ratio of net investment income to
  average net assets....................        0.77%             1.39%(c)         (0.09%)            0.28%(c)
Ratio of expenses to average net
  assets*...............................        1.06%             1.01%(c)          1.33%             1.35%(c)
Ratio of net investment income to
  average net assets*...................        0.42%             0.82%(c)         (0.59%)           (0.41%)(c)
Portfolio turnover......................           6%                1%                8%                2%


---------------
  * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Commencement of operations of the Established Growth Fund was December 2, 1996, and commencement of operations of the Aggressive Growth Fund was February 3, 1997.

(b) Not annualized.


(c) Annualized.

                            PERFORMANCE INFORMATION


  From time to time performance information for the Funds showing the Funds' average annual total return and yield may be presented in advertisements, sales literature and shareholder reports. SUCH PERFORMANCE FIGURES ARE BASED ON HISTORICAL PERFORMANCE AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. Average annual total return is calculated for the period since commencement of operations for a Fund (or its respective collective investment fund) and reflects the imposition of the maximum sales charge, if any. Average annual total return is measured by comparing the value of an investment in a Fund at the beginning of the relevant period to the redeemable value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions), which figure is then annualized. Yield is computed by dividing a Fund's net investment income per share earned during a recent one-month period by that Fund's per share maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result. Each of the Funds may also present its average annual total return and yield, as the case may be, excluding the effect of a sales charge.



  Each of the Funds was initially funded by the transfer of all of the assets of a corresponding collective investment fund and common trust fund managed by the Adviser (collectively, the "CIFs"). Because the management of each Fund is substantially the same as its corresponding CIFs, the quoted performance of that Fund will include the performance of its CIFs for the periods prior to the effectiveness of the Group's registration statement as it relates to such Fund. Such performance will be restated to reflect the estimated current fees of that Fund. Such CIFs were not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and therefore were not subject to certain investment restrictions that are imposed by the 1940 Act. If the CIFs had been so registered, their performance might have been adversely affected.


  Investors may also judge the performance of a Fund by comparing or referencing it to the performance of other mutual funds with comparable investment objectives and policies through various mutual fund or market indices and to data prepared by various services, which indices or data may be published by such services or by other services or publications. In addition to performance information, general information about the Funds that appears in such publications may be included in advertisements, sales literature and reports to Shareholders.

  Yield and total return are generally functions of market conditions, types of investments held, and operating expenses. Consequently, current yields and total return will fluctuate and are not necessarily representative of future results. Any fees charged by Keystone or by any of its affiliates, including the Adviser, to its customer accounts which may have invested in Shares of a Fund will not be included in performance calculations; such fees, if charged, will reduce the actual performance from that quoted. In addition, if the Adviser or BISYS voluntarily reduces all or part of its fees for a Fund, as discussed below, the yield and total return for that Fund will be higher than they would otherwise be in the absence of such voluntary fee reductions.

  Further information about the performance of the Funds is contained in the Funds' Annual Report to Shareholders which may be obtained without charge by contacting the Group at (800) 766-3960.

                       INVESTMENT OBJECTIVES AND POLICIES

IN GENERAL

  The investment objectives for the Established Growth Fund are growth of capital with some current income as a secondary objective. The investment objective for the Aggressive Growth Fund is growth of capital. Any income earned by the Aggressive Growth Fund will be incidental to its overall objective of growth of capital. The investment objectives of each Fund are non-fundamental policies and as such may be changed by the Group's Trustees without the vote of the Shareholders of that Fund. There can be no assurance that the investment objectives of either Fund will be achieved.

THE ESTABLISHED GROWTH FUND

  Under normal market conditions, the Established Growth Fund will invest substantially all, but under such conditions in no event less than 65%, of its total assets in common stocks and securities convertible into common stocks of companies with market capitalizations of at least $1 billion. For purposes of the foregoing, securities convertible into common stocks include convertible bonds, convertible preferred stock, options and rights. The securities purchased by the Established Growth Fund are generally traded on established U.S. markets and exchanges.

  Under normal market conditions, the Established Growth Fund intends to operate with a fully invested philosophy, i.e., the Established Growth Fund will generally invest 90% or more of its total assets in common stocks. The Established Growth Fund's equity investments will be based on two principles:
(1) a solid long-term fundamental business outlook and (2) an attractively valued stock price. The Established Growth Fund's investment decisions are based upon a company's expected performance through a business and market cycle which normally translates into a three to five year investment horizon. In an effort to mitigate some volatility, the Established Growth Fund does seek to maintain representation in all major economic sectors. Subject to those guidelines, the Established Growth Fund intends to invest in the securities of companies the Adviser believes to be of high quality and which satisfy one or more of the following criteria: (1) have a well recognized domestic and/or global franchise;
(2) have a long-term revenue and earnings growth track record which the Adviser believes to be superior; (3) have a solid balance sheet, which includes a low debt-to-equity ratio, and the ability to generate sufficient free cash flow; (4) have a long-term sustainable competitive advantage; and (5) have demonstrated a history of increasing shareholder value.

  Under normal market conditions, the Established Growth Fund may also invest up to 35% of its total assets in warrants, foreign securities through sponsored American Depositary Receipts ("ADRs"), securities of other investment companies and REITs (real estate investment trusts), cash and Short-Term Obligations and may engage in other investment techniques described below.

  "Short-Term Obligations" consist of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including U.S. Treasury securities stripped of the unmatured interest coupons and such stripped interest coupons), with maturities of 12 months or less, certificates of deposit, bankers' acceptances and demand and time deposits of selected banks, securities of money market mutual funds, and commercial paper rated in one of the two highest rating categories by appropriate nationally recognized statistical rating organizations ("NRSROs," e.g., Standard & Poor's Corporation and Moody's Investors Service) and repurchase agreements collateralized by such obligations. These obligations are described further in the Statement of Additional Information. The Established Growth Fund may also invest up to 100% of its total assets in Short-Term Obligations and cash when deemed appropriate for temporary defensive purposes as determined by the Adviser to be warranted due to current or anticipated market conditions. However, to the extent that the Established Growth Fund is so invested, it may not achieve its investment objectives.

THE AGGRESSIVE GROWTH FUND

  Under normal market conditions, the Aggressive Growth Fund will invest substantially all, but under such conditions in no event less than 65%, of its total assets in common stocks and securities convertible into common stocks of companies with market capitalizations ranging between $100 million and $5 billion. Under normal market conditions, the Aggressive Growth Fund intends to operate with a fully invested philosophy, i.e., the Aggressive Growth Fund will generally invest 90% or more of its total assets in common stocks and securities convertible into common stocks.

  The Aggressive Growth Fund attempts to invest in high quality small to mid capitalization companies that the Adviser believes have demonstrated one or more of the following characteristics: (1) strong management team with an ownership stake in the business; (2) solid revenue and earnings history; (3) unique position in the company's targeted market; (4) innovative products and solid new product distribution channels; and (5) solid balance sheet. In addition, the Adviser attempts to invest in companies that are selling at earnings multiples which the Adviser believes to be less than their expected long-term growth rate.

  The Adviser employs a "bottom-up" approach in its security selection process. A "bottom-up" approach emphasizes company specific factors rather than industry factors when making its buy/sell decisions. As a result of this approach, the Adviser does not utilize a sector neutral strategy. The Adviser does not seek to have the Aggressive Growth Fund have representation in all economic sectors; therefore, the Aggressive Growth Fund's sector weightings may be overweighted and/or underweighted relative to its appropriate peers and/or benchmarks.

  For purposes of the foregoing, securities convertible into common stocks include convertible bonds, convertible preferred stock, options and rights. The securities purchased by the Aggressive Growth Fund are generally traded on established U.S. markets and exchanges, although as discussed below, the Aggressive Growth Fund may invest in restricted or privately placed securities. Under normal market conditions, the Aggressive Growth Fund may also invest up to 35% of its total assets in warrants, foreign securities through sponsored ADRs, securities of other investment companies and equity REITs, cash and Short-Term Obligations (as described above) and may engage in other investment techniques described below.

RISK FACTORS AND INVESTMENT TECHNIQUES

  Like any investment program, an investment in either of the Funds entails certain risks. Equity securities such as those in which the Funds may invest are more volatile and carry more risk than some other forms of investment, including investments in high grade fixed income securities. Therefore, each Fund is subject to stock market risk, i.e., the possibility that stock prices in general will decline over short or even extended periods of time.

  Depending upon the performance of each Funds' investments, the net asset value per share of a Fund may decrease instead of increase.

  Each Fund, as described below, may invest in put and call options and futures. Such instruments are considered to be "derivatives." A derivative is generally defined as an instrument whose value is based upon, or derived from, some underlying index, reference rate (e.g., interest rates), security, commodity or other asset. No Fund will invest more than 20% of its total assets in any such derivatives at any one time.

  Growth-Oriented Companies. The Aggressive Growth Fund is intended for investors who have a long-term investment time horizon and who can accept the higher risks involved in seeking potentially higher capital appreciation through investments in growth oriented companies. A growth oriented company typically invests most of its net income in its enterprise and does not pay out much, if any, in dividends. Accordingly, the Aggressive Growth Fund does not anticipate any significant distributions to Shareholders from net investment income, and potential investors should be in a financial position to forego current income from their investment in the Aggressive Growth Fund. In addition, smaller capitalized companies generally have limited product lines, markets and financial resources and are dependent upon a limited management group. The securities of less seasoned companies and/or smaller capitalized companies may have limited marketability, which may affect or limit their liquidity and therefore the ability of the Aggressive Growth Fund to sell such securities at the time and price it deems advisable. In addition, such securities may be subject to more abrupt or erratic market movements over time than securities of more seasoned and/or larger capitalized companies or the market as a whole.

  Repurchase Agreements. Securities held by each of the Funds may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities, in exchange for cash, from banks and/or registered broker-dealers which the Adviser deems creditworthy under guidelines approved by the Group's Board of Trustees. The seller agrees to repurchase such securities at a mutually agreed date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. Securities subject to repurchase agreements must be of the same type and quality as those in which the Fund may invest directly. Repurchase agreements are considered to be loans by a Fund under the 1940 Act. For further information about repurchase agreements and the related risks, see "INVESTMENT OBJECTIVES AND POLICIES--Additional Information on Portfolio Instruments-- Repurchase Agreements" in the Statement of Additional Information.

  Reverse Repurchase Agreements. Each Fund may borrow funds by entering into reverse repurchase agreements in accordance with the investment restrictions described below. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid securities consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest), and will continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which such Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act and therefore a form of leverage. A Fund may experience a negative impact on its net asset value if interest rates rise during the term of a reverse repurchase agreement. A Fund generally will invest the proceeds of such borrowings only when such borrowings will enhance the Fund's liquidity or when the Fund reasonably expects that the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. For further information about reverse repurchase agreements, see "INVESTMENT OBJECTIVE AND POLICIES--Additional Information on Portfolio Instru-ments--Reverse Repurchase Agreements" in the Statement of Additional Information.

  Except as otherwise disclosed to the Shareholders of the Funds, the Group will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Adviser, BISYS, or their affiliates, and will not give preference to the Adviser's correspondents with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.

  Foreign Investments. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities and are denominated in U.S. dollars. Investments in foreign securities (including Yankee Bonds, Eurodollar Bonds, Supranational Bonds and ADRs) may subject a Fund to investment risks that differ in some respects from those related to investments in securities of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other investment income, possible seizure, nationalization, or expropriation of foreign deposits or investments, the possible establishment of exchange controls or taxation at the source, less stringent disclosure requirements, less liquid or developed securities markets or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal, interest or dividends on such securities or the purchase or sale thereof. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks.

  Restricted Securities. Securities in which the Aggressive Growth Fund may invest include securities issued by corporations without registration under the Securities Act of 1933, as amended (the "1933 Act"), such as securities issued in reliance on the so-called "private placement" exemption from registration which is afforded by Section 4(2) of the 1933 Act ("Section 4(2) securities").
Section 4(2) securities are restricted as to disposition under the Federal securities laws, and generally are sold to institutional investors such as the Aggressive Growth Fund who agree that they are purchasing the securities for investment and not with a view to public distribution. Any resale must also generally be made in an exempt transaction. Section 4(2) securities are normally resold, if at all, to other institutional investors through or with the assistance of the issuer or investment dealers who facilitate the resale of such
Section 4(2) securities, thus providing some liquidity.

  Pursuant to procedures adopted by the Board of Trustees of the Group, the Adviser may determine Section 4(2) securities to be liquid if such securities are eligible for resale under Rule 144A under the 1933 Act and are readily saleable. Rule 144A permits the Aggressive Growth Fund to purchase securities which have been privately placed and resell such securities to certain qualified institutional buyers without restriction. For purposes of determining whether a Rule 144A security is readily saleable, and therefore liquid, the Adviser must consider, among other things, the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, and the nature of the security and marketplace trades of such security. However, investing in Rule 144A securities, even if such securities are initially determined to be liquid, could have the effect of increasing the level of the Aggressive Growth Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

  Securities Lending. In order to generate additional income, each Fund may, from time to time, lend its portfolio securities to broker-dealers, banks, or institutional borrowers of securities. A Fund must receive 100% collateral in the form of cash or U.S. Government securities. This collateral will be valued daily by the Adviser. Should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest received on such securities. Loans are subject to termination by the Fund or the borrower at any time. While a Fund does not have the right to vote securities on loan, each Fund intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower would default in its obligations, a Fund bears the risk of delay in recovery of the portfolio securities and the loss of rights in the collateral. A Fund will enter into loan agreements only with broker-dealers, banks, or other institutions that the Adviser has determined are creditworthy under guidelines established by the Group's Board of Trustees. Neither Fund will lend more than 33% of the total value of its portfolio securities at any one time.

  Writing Covered Call and Put Options. Each Fund may write covered call and put options on securities, or futures contracts regarding securities, in which such Fund may invest, in an effort to realize additional income. A put option gives the purchaser the right to sell, and a writer has the obligation to purchase, the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. A call option gives the purchaser of the option the right to buy, and a writer has the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is consideration for undertaking the obligations under the option contract. Such options will be listed on national securities or futures exchanges. Each Fund may write covered call options as a means of seeking to enhance its income through the receipt of premiums in instances in which the Adviser determines that the underlying securities or futures contracts are not likely to increase in value above the exercise price. Each Fund also may seek to earn additional income through the receipt of premiums by writing put options. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option; by writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security at a price in excess of its then current market value.

  Each of the Funds, as part of its option transactions, also may write index put and call options. Through the writing of index options a Fund can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

  When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by that Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the mean between bid and asked price. If an option expires on the stipulated expiration date or if the Fund enters into a closing purchase transac-tion, it will realize a gain (or a loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If a call option is exercised, the Fund may deliver the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss. Each Fund will limit its writing of options such that at no time will more than 25% of the Fund's total assets be subject to such options transactions.

  Purchasing Options. In addition, each Fund may purchase put and call options written by third parties covering indices and those types of financial instruments or securities in which the Fund may invest to attempt to provide protection against adverse price effects from anticipated changes in prevailing prices for such instruments. The purchase of a put option is intended to protect the value of a Fund's holdings in a falling market while the purchase of a call option is intended to protect the value of a Fund's positions in a rising market. Put and call options purchased by a Fund will be valued at the last sale price, or in the absence of such a price, at the mean between bid and asked price. Such options will be listed on national securities or futures exchanges.

  In purchasing a call option, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying security, index or futures contract increased by an amount in excess of the premium paid for the call option. It would realize a loss if the price of the underlying security, index or futures contract declined or remained the same or did not increase during the period by more than the amount of the premium. By purchasing a put option, the Fund would be in a position to realize a gain if, during the option period, the price of the security, index or futures contract declined by an amount in excess of the premium paid. It would realize a loss if the price of the security, index or futures contract increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a realized loss to the Fund.

  Futures Contracts. Each Fund may purchase or sell contracts for the future delivery of the specific financial instruments or securities in which that Fund may invest, and indices based upon the types of securities in which that Fund may invest (collectively, "Futures Contracts"). Each Fund may use this investment technique as a substitute for a comparable market position in the underlying securities or to hedge against anticipated future changes in market prices, which otherwise might adversely affect either the value of such Fund's securities or the prices of securities which such Fund intends to purchase at a later date.

  To the extent a Fund is engaging in a futures transaction as a hedging device, because of the risk of an imperfect correlation between securities in the Fund's portfolio that are the subject of a hedging transaction and the futures contract used as a hedging device, it is possible that the hedge will not be fully effective if, for example, losses on the portfolio securities exceed gains on the futures contract or losses on the futures contract exceed gains on the portfolio securities. For futures contracts based on indices, the risk of imperfect correlation increases as the composition of a Fund's portfolio varies from the composition of the index. In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the future contract has been less or greater than that of the securities. Such "over hedg-ing" or "under hedging" may adversely affect a Fund's net investment results if the market does not move as anticipated when the hedge is established.

  Successful use of futures by a Fund also is subject to the Adviser's ability to predict correctly movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting the value of securities held in its portfolio and prices increase instead, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Fund may have to sell such securities at a time when it may be disadvantageous to do so.

  An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

  Call options sold by a Fund with respect to futures contracts will be covered by, among other things, entering into a long position in the same contract at a price no higher than the strike price of the call option, or by ownership of the instruments underlying, or instruments the prices of which are expected to move relatively consistently with the instruments underlying, the futures contract. Put options sold by a Fund with respect to futures contracts will be covered when, among other things, cash or liquid securities are placed in a segregated account to fulfill the obligation undertaken.

  Each Fund may utilize various index futures to protect against changes in the market value of the securities in its portfolio or which it intends to acquire. Securities index futures contracts are based on an index of various types of securities, e.g., stocks or long-term corporate bonds. The index assigns relative values to the securities included in an index, and fluctuates with changes in the market value of such securities. The contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash based upon the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. The acquisition or sale of an index futures contract enables a Fund to protect its assets from fluctuations in prices of certain securities without actually buying or selling such securities.

  In general, the value of futures contracts sold by a Fund to offset declines in its portfolio securities will not exceed the total market value of the portfolio securities to be hedged, and futures contracts purchased by a Fund will be covered by a segregated account consisting of cash or liquid securities in an amount equal to the total market value of such futures contracts, less the initial margin deposited therefor.

  When buying futures contracts and when writing put options, a Fund will be required to segregate in a separate account cash and/or liquid securities in an amount sufficient to meet its obligations. When writing call options, a Fund will be required to own the financial instrument or futures contract underlying the option or segregate cash and/or liquid securities in an amount sufficient to meet its obligations under written calls.

  When-Issued or Delayed-Delivery Securities. Each Fund may purchase securities on a when-issued or delayed-delivery basis. These transactions are arrangements in which a Fund purchases securities with payment and delivery scheduled for a future time. Each Fund will engage in when-issued and delayed-delivery transactions only for the purpose of acquiring portfolio securities consistent with and in furtherance of its investment objectives and policies, not for investment leverage, although such transactions represent a form of leveraging. When-issued or delayed-delivery securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve a risk that the price obtained in the transaction will be greater than those available in the market when delivery takes place. A Fund will generally not pay for such securities or start earning dividends on them until they are received on the settlement date. When a Fund agrees to purchase such securities, however, its custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account. Securities purchased on a when-issued or delayed-delivery basis are recorded as an asset and are subject to changes in the value based upon market factors. In when-issued and delayed-delivery transactions, a Fund relies on the seller to complete the transaction; the seller's failure to do so may cause that Fund to miss a price considered to be advantageous.

  Investment Company Securities. Each Fund may also invest in the securities of other investment companies, including shares of a money market fund advised by the Adviser ("KeyPremier money market funds") in accordance with the limitations of the 1940 Act and any exemptions therefrom. Each Fund intends to invest in other investment companies which, in the opinion of the Adviser will assist such Fund in achieving its investment objectives and in money market mutual funds for purposes of short-term cash management. A Fund will incur additional expenses due to the duplication of fees and expenses as a result of investing in mutual funds. In order to avoid the imposition of additional fees as a result of investing in shares of a KeyPremier money market fund, the Adviser, BISYS, as the Funds' administrator, and their affiliates will reduce their fees charged to a Fund by an amount equal to the fees charged by such service providers based on a percentage of that Fund's assets attributable to such Fund's investment in the KeyPremier money market fund. Additional restrictions on the Funds' investments in the securities of other mutual funds are contained in the Statement of Additional Information.


  Year 2000. Like other investment companies, financial and business organizations and individuals around the world, the Funds could be affected adversely if the computer systems used by the Adviser, the Funds' other service providers, and others do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Adviser and the Funds' other service providers have informed the Group that they are taking steps to address the Year 2000 Problem with respect to the computer systems that they use. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds as a result of the Year 2000 Problem.


                            INVESTMENT RESTRICTIONS

  Each Fund is subject to a number of investment restrictions that may be changed only by a vote of a majority of the outstanding Shares of that Fund (as defined under "GENERAL INFORMATION--Miscellaneous" herein). Each Fund will not:

       1. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or in-strumentalities, if, immediately after such purchase, more than 5% of the Fund's total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


       2. Purchase any securities which would cause more than 25% of the Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by obligations of the U.S. Government, its agencies or instrumentalities; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents;
  (c) with respect to the Established Growth Fund, utilities will be divided according to their services (for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry); and
  (d) with respect to the Aggressive Growth Fund, technology companies will be divided according to their services (for example, medical devices, biotechnology, semi-conductor, software and communications will each be considered a separate industry).


       3. Borrow money or issue senior securities except that the Fund may enter into reverse repurchase agreements and may otherwise borrow money or issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

       4. Make loans, except that the Fund may purchase or hold debt instruments and lend portfolio securities in accordance with its investment objective and policies, make time deposits with financial institutions and enter into repurchase agreements.

  The following additional investment restriction may be changed without the vote of a majority of the outstanding Shares of a Fund: each Fund may not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid. For purposes of this investment restriction, illiquid securities include securities which are not readily marketable and repurchase agreements with maturities in excess of seven days.

                              VALUATION OF SHARES

  The net asset value of each Fund is determined and its Shares are priced as of the close of regular trading on the New York Stock Exchange (the "Exchange") (generally 4:00 p.m. Eastern time) on each Business Day of that Fund. The time at which the Shares of the Funds are priced is hereinafter referred to as the "Valuation Time." A "Business Day" of a Fund is a day on which the Exchange is open for trading and any other day (other than a day on which no Shares of the Fund are tendered for redemption and no order to purchase any Shares of the Fund is received) during which there is sufficient trading in portfolio instruments such that the Fund's net asset value per share might be materially affected. The Exchange will not be open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Net asset value per share for purposes of pricing purchases and redemptions is calculated by dividing the value of all securities and other assets belonging to a Fund, less the liabilities charged to that Fund, by the number of that Fund's outstanding Shares.

  The net asset value per share for each Fund will fluctuate as the value of the investment portfolio of that Fund changes.

  The portfolio securities for which market quotations are readily available are valued based upon their current available prices in the principal market in which such securities normally are traded. Unlisted securities for which market quotations are readily available are valued at such market values. Other securities, including restricted securities and other securities for which market quotations are not readily available, and other assets are valued at fair value by the Adviser under procedures established by, and under the supervision of the Group's Board of Trustees. Securities may be valued by an independent pricing service approved by the Group's Board of Trustees. Investments in debt securities with remaining maturities of 60 days or less may be valued based upon the amortized cost method.

                                HOW TO PURCHASE
                               AND REDEEM SHARES

DISTRIBUTOR

  Shares in the Funds are sold on a continuous basis by the Group's distributor, BISYS (the "Distributor"). The principal office of the Distributor is 3435 Stelzer Road, Columbus, Ohio 43219. If you wish to purchase Shares, telephone the Group at (800) 766-3960.

EMPLOYEE BENEFIT PLANS

  Purchases, exchanges and redemptions of Shares through an employee benefit plan may be subject to different requirements and limitations imposed by employers than those discussed below. Investors should consult their employer for more information on how to purchase, exchange and redeem Shares of the Funds through their employer's plan.

PURCHASES OF SHARES

  Shares may be purchased through procedures established by the Distributor in connection with the requirements of qualified accounts maintained by or on behalf of certain persons ("Customers") by the Adviser, its affiliates or its correspondent entities (collectively, "Entities").

  Shares of the Funds sold to the Entities acting in a fiduciary, advisory, custodial, agency, or other similar capacity on behalf of Customers will normally be held of record by the Entities. With respect to Shares of a Fund so sold, it is the responsibility of the particular Entity to transmit purchase or redemption orders to the Distributor and to deliver federal funds for purchase on a timely basis. Beneficial ownership of Shares will be recorded by the Entities and reflected in the account statements provided by the Entities to Customers.

  Investors may also purchase Shares of the Funds by completing and signing an Account Registration Form and mailing it, together with a check (or other negotiable bank draft or money order) in at least the minimum initial purchase amount, payable to the applicable Fund, to The KeyPremier Funds, P.O. Box 182707, Columbus, Ohio 43218-2707. Subsequent purchases of Shares of a Fund may be made at any time by mailing a check (or other negotiable bank draft or money order) payable to the Group, to the above address.

  If an Account Registration Form has been previously received by the Group, investors may also purchase Shares by wiring funds to the Funds' custodian. Prior to wiring any such funds and in order to ensure that wire orders are invested promptly, investors must call the Group at (800) 766-3960 to obtain instructions regarding the bank account number into which the funds should be wired and other pertinent information.

  Shares of the Funds are purchased at the net asset value per share (see "VALUATION OF

SHARES") next determined after receipt by the Distributor, its agents or broker-dealers with whom it has an agreement of an order in good form to purchase Shares plus any applicable sales charge as described below. Purchases of Shares of a Fund will be effected only on a Business Day (as defined in "VALUATION OF SHARES") of that Fund.

  For an order for the purchase of Shares of a Fund that is placed through a broker-dealer, the applicable public offering price will be the net asset value as so determined (plus any applicable sales charge), but only if the broker-dealer receives the order and transmits it to the Distributor prior to the Valuation Time for that day. The broker-dealer is responsible for transmitting such orders by the Valuation Time. If the broker-dealer fails to do so, the investor's right to that day's closing price must be settled between the investor and the broker-dealer. If the broker-dealer receives the order after the Valuation Time for that day, the price will be based on the net asset value determined as of the Valuation Time for the next Business Day.

MINIMUM INVESTMENT

  Except as otherwise discussed below under "Auto Invest Plan," the minimum investment is $1,000 for the initial purchase of Shares of a Fund by an investor and $25 for subsequent purchases of Shares of that Fund. The initial minimum investment amount is reduced to $250 for employees of the Adviser, Keystone or any of their affiliates.

  Depending upon the terms of a particular Customer's account, the Entities or their affiliates may charge a Customer account fees for automatic investment and other cash management services provided in connection with an investment in a Fund. Information concerning these services and any charges will be provided by the Entities. This Prospectus should be read in conjunction with any such information received from the Entities or their affiliates.

  Each Fund reserves the right to reject any order for the purchase of its Shares in whole or in part, including purchases made with foreign checks and third party checks not originally made payable to the order of the investor.

  Every Shareholder will receive a confirmation of each new transaction in his or her account, which will also show the total number of Shares owned by the Shareholder and the number of Shares being held in safekeeping by the Transfer Agent for the account of the Shareholder. Reports of purchases and redemptions of Shares by Entities on behalf of their Customers will be sent by the Entities to their Customers. Shareholders may rely on these statements in lieu of certificates. Certificates representing Shares will not be issued.

AUTO INVEST PLAN

  The KeyPremier Funds Auto Invest Plan enables Shareholders to make regular monthly or quarterly purchases of Shares of the Funds through automatic deduction from their bank accounts, provided that the Shareholder's bank is a member of the Federal Reserve and the Automated Clearing House (ACH) system. With Shareholder authorization the Transfer Agent will deduct the amount specified (subject to the applicable minimums) from the Shareholder's bank account which will automatically be invested in Shares of the designated Fund at the public offering price next determined after receipt of payment by the Transfer Agent. The required minimum initial investment when opening an account using the Auto Invest Plan is $250; the minimum amount for subsequent investments is $25. To participate in the Auto Invest Plan, Shareholders should complete the appropriate section of the Account Registration Form or a supplemental sign-up form which can be acquired by calling the Group at (800) 766-3960. For a Shareholder to change the Auto Invest instructions, the request must be made in writing to the Group at: 3435 Stelzer Road, Columbus, Ohio 43219.

  The Group may eliminate or change the Auto Invest Plan at any time or from time to time without notice thereof.

KEYPREMIER INDIVIDUAL RETIREMENT ACCOUNT ("IRA")

  A KeyPremier IRA enables individuals, even if they participate in an employer-sponsored retirement plan, to establish their own retirement program. KeyPremier IRA contributions may be tax-deductible and earnings are tax deferred. Under the Tax Reform Act of 1986, the tax deductibility of IRA contributions is restricted or eliminated for individuals who participate in certain employer pension plans and whose annual income exceeds certain limits. Existing IRAs and future contributions up to the IRA maximums, whether deductible or not, still earn income on a tax-deferred basis.

  All KeyPremier IRA distribution requests must be made in writing to the Distributor. Any deposits to a KeyPremier IRA must distinguish the type and year of the contributions.

  For more information on the KeyPremier IRAs call the Group at (800) 766-3960. Investment in Shares of the KeyPremier Pennsylvania Municipal Bond Fund or any other tax-exempt fund would not be appropriate for a KeyPremier IRA. Shareholders are advised to consult a tax adviser on KeyPremier IRA contribution and withdrawal requirements and restrictions.

IN-KIND PURCHASES


  Payment for Shares of a Fund may, in the discretion of the Adviser, be made in the form of securities that are permissible investments for that Fund as described in this Prospectus. For further information about this form of payment, contact the Adviser. In connection with an in-kind securities payment, a Fund will require, among other things, that the securities be valued on the date of purchase in accordance with the pricing methods used by the Fund and that the Fund receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form of transfer to the Fund; and that adequate information be provided concerning the basis and other tax matters relating to the securities. An in-kind securities payment may result in a taxable event for the purchaser of Shares.


SALES CHARGES

  The public offering price of Shares of each Fund equals net asset value plus a sales charge in accordance with the table below. BISYS receives this sales charge as Distributor and reallows a portion of it as dealer discounts and brokerage commissions. However, the Distributor, in its sole discretion may pay certain dealers all or part of the portion of the sales charge it receives. The broker or dealer who receives a reallowance in excess of 90% of the sales charge may be deemed to be an "underwriter" for purposes of the Securities Act of 1933.

                        SALES                       DEALER
                        CHARGE       SALES      DISCOUNTS AND
                          AS       CHARGE AS      BROKERAGE
      AMOUNT OF        % OF NET   % OF PUBLIC   COMMISSIONS AS
   TRANSACTION AT       AMOUNT     OFFERING      % OF PUBLIC
PUBLIC OFFERING PRICE  INVESTED      PRICE      OFFERING PRICE
---------------------  --------   -----------   --------------
Less than $100,000...    4.71%       4.50%           4.05%
$100,000 but less
  than $250,000......    3.63        3.50            3.15
$250,000 but less
  than $500,000......    2.56        2.50            2.25
$500,000 but less
  than $1,000,000....    1.52        1.50            1.35
$1,000,000 or more...       0           0               0

  From time to time dealers who receive dealer discounts and brokerage commissions from the Distributor may reallow all or a portion of such dealer discounts and brokerage commissions to other dealers or brokers.




SALES CHARGE WAIVERS

  The Distributor will waive sales charges for the purchase of Shares of a Fund by or on behalf of (1) purchasers for whom Keystone, the Adviser, one of their affiliates or another financial institution acts in a fiduciary, advisory, agency, custodial (other than individual retirement accounts), or similar capacity, (2) officers, trustees, directors, advisory board members, employees and retired employees (including spouses, children and parents of the foregoing) of Keystone, the Adviser, the Group, BISYS and any affiliated company thereof, (3) investors who purchase Shares with the proceeds from a distribution from the Adviser, Keystone or an affiliate trust or agency account, (4) brokers, dealers and agents who have a sales agreement with the Distributor, and their employees (and their spouses and children under 21), and (5) investment advisers or financial planners regulated by a federal or state governmental authority who are purchasing Shares for their own account or for an account for which they are authorized to make investment decisions (i.e., a discretionary account) and who charge a management, consulting or other fee for their services, and clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of a broker or agent. The Distributor may change or eliminate the foregoing waivers at any time or from time to time without notice thereof. The Distributor may also periodically waive all or a portion of the sales charge for all investors with respect to a Fund.

  In addition, the Distributor may waive sales charges for the purchase of a Fund's Shares with the proceeds from the recent redemption of shares of a non-money market fund that imposes a sales charge. The purchase must be made within 60 days of the redemption, and the Distributor must be notified in writing by the investor, or by his financial institution, at the time the purchase is made. A copy of the investor's account statement showing such redemption must accompany such notice.

CONCURRENT PURCHASES

  For purposes of qualifying for a lower sales charge, investors have the privilege of combining concurrent purchases of a Fund and one or more of the other funds of the Group sold with a sales charge and advised by the Adviser ("KeyPremier Load Funds"). For example, if a Shareholder concurrently purchases Shares in the Established Growth Fund at the total public offering price of $50,000 and Shares in another KeyPremier Load Fund at the total public offering price of $50,000, the sales charge for such shares of the Established Growth Fund would be that applicable to a $100,000 purchase as shown in the table above. This privilege, however, may be modified or eliminated at any time or from time to time by the Group without notice thereof.

LETTER OF INTENT

  An investor may obtain a reduced sales charge by means of a written Letter of Intent which expresses the intention of such investor to purchase Shares of a Fund at a designated total public offering price within a designated 13-month period. Each purchase of Shares under a Letter of Intent will be made at the net asset value plus the sales charge applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the Letter of Intent. A Letter of Intent may include purchases of Shares made not more than 90 days prior to the date such investor signs a Letter of Intent; however, the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included. This program may be modified or eliminated at any time or from time to time by the Group without notice. For further information about letters of intent, interested investors should contact the Group at (800) 766-3960.

  A Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the Shares actually purchased if the full amount indicated is not purchased, and such escrowed Shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed Shares, whether paid in cash or reinvested in additional Shares, are not subject to escrow. The escrowed Shares will not be available for disposal by the investor until all purchases pursuant to the Letter of Intent have been made or the higher sales charge has been paid. When the full amount indicated has been purchased, the escrow will be released. An adjustment will be made to reflect any reduced sales charge applicable to Shares purchased during the 90-day period prior to the date the Letter of Intent was entered into at the conclusion of the 13-month period and in the form of additional Shares credited to the Shareholder's account at the then current public offering price applicable to a single purchase of the total amount of the total purchases. Additionally, if the total purchases within the 13-month period exceed the amount specified, a similar adjustment will be made to reflect further reduced sales charges applicable to such purchases, if any.

RIGHT OF ACCUMULATION

  Pursuant to the right of accumulation, investors are permitted to purchase Shares of a Fund at the public offering price applicable to the total of (a) the total public offering price of the Shares of the Fund then being purchased plus
(b) an amount equal to the then current net asset value of the purchaser's combined holdings of the Shares of all KeyPremier Load Funds. The "purchaser's combined holdings" described in the preceding sentence shall include the combined holdings of the purchaser, the purchaser's spouse and children under the age of 21 and the purchaser's retirement plan accounts. To receive the applicable public offering price pursuant to the right of accumulation, Shareholders must, at the time of purchase, give the Transfer Agent sufficient information to permit confirmation of qualification. This right of accumulation, however, may be modified or eliminated at any time or from time to time by the Group without notice.

EXCHANGE PRIVILEGE

  Shares of a Fund may be exchanged for Shares of a KeyPremier money market fund or any other KeyPremier Load Fund if the amount to be exchanged meets the applicable minimum investment requirements and the exchange is made in states where it is legally authorized. Each exchange will be made at respective net asset values except that a sales charge, equal to the difference, if any, between the sales charge payable upon the purchase of shares of the KeyPremier Fund to be acquired in the exchange and the sales charge previously paid on the Shares to be exchanged, will be assessed. In determining the sales charge previously paid on the Shares to be exchanged, such Shares may include Shares which were acquired through a previous exchange for shares on which a sales charge was paid. Under such circumstances, the Shareholder must notify the Group that a sales charge was originally paid and provide the Group with sufficient information to permit confirmation of the Shareholder's right not to pay a sales charge.

  An exchange is considered a sale of Shares for federal income tax purposes. However, a Shareholder may not include any sales charge on Shares of a Fund as a part of the cost of those Shares for purposes of calculating the gain or loss realized on an exchange of those Shares within 90 days of their purchase.

  The Group may at any time modify or terminate the foregoing exchange privileges. The Group, however, will give Shareholders 60 days' advance written notice of any such modification.

  A Shareholder wishing to exchange his or her Shares may do so by contacting the Group at (800) 766-3960 or by providing written instructions to the Group. Any Shareholder who wishes to make an exchange should obtain and review the current prospectus of the fund in which he or she wishes to invest before making the exchange. For a discussion of risks associated with unauthorized telephone exchanges, see "Redemption by Telephone" below.

                              REDEMPTION OF SHARES

  Shares may ordinarily be redeemed by mail or by telephone. However, all or part of a Customer's Shares may be redeemed in accordance with instructions and limitations pertaining to his or her account at an Entity. For example, if a Customer has agreed with an Entity to maintain a minimum balance in his or her account with the Entity, and the balance in that account falls below that minimum, the Customer may be obliged to redeem, or the Entity may redeem on behalf of the Customer, all or part of the Customer's Shares of a Fund to the extent necessary to maintain the required minimum balance.

REDEMPTION BY MAIL

  A written request for redemption must be received by the Group, at the address shown on the front page of this Prospectus, in order to honor the request. The Transfer Agent will require a signature guarantee by an eligible guarantor institution. The signature guarantee requirement will be waived if the following conditions apply: (1) the redemption check is payable to the Shareholder(s) of record, and (2) the redemption check is mailed to the Shareholder(s) at the address of record or mailed or wired to a commercial bank account previously designated on the Account Registration Form. There is no charge for having redemption proceeds mailed to a designated bank account. To change the address to which a redemption check is to be mailed, a written request therefor must be received by the Transfer Agent. In connection with such request, the Transfer Agent will require a signature guarantee by an eligible guarantor institution. For purposes of this policy, the term "eligible guarantor institution" shall include banks, brokers, dealers, credit unions, securities exchanges and associations, clearing agencies and savings associations as those terms are defined in the Securities Exchange Act of 1934. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000.

REDEMPTION BY TELEPHONE

  If a Shareholder has so designated on the Account Registration Form, a Shareholder may request a redemption of his or her Shares by telephoning the Transfer Agent and having the payment of redemption requests sent electronically directly to a domestic commercial bank account previously designated by the Shareholder on the Account Registration Form. A shareholder may also have such payment mailed directly to the Shareholder at the Shareholder's address as recorded by the Transfer Agent. However, this option may be suspended for a period of 30 days following a telephonic address change. Under most circumstances, such payments will be transmitted on the next Business Day following receipt of a valid request for redemption. Such wire redemption requests may be made by the Shareholder by telephone to the Group. The Group may reduce the amount of a wire redemption payment by the then-current wire redemption charge of the Funds' custodian. There is currently no charge for having payment of redemption requests mailed or sent electronically to a designated bank account. For tele-phone redemptions, call the Group at (800) 766-3960.

  Neither the Group, the Funds nor their service providers will be liable for any loss, damages, expense or cost arising out of any telephone redemption effected in accordance with the Group's telephone redemption procedures, acting upon instructions reasonably believed to be genuine. The Group will employ procedures designed to provide reasonable assurance that instructions by telephone are genuine; if these procedures are not followed, the Group, the Funds or their service providers may be liable for any losses due to unauthorized or fraudulent instructions. These procedures include recording all phone conversations, sending confirmations to Shareholders within 72 hours of the telephone transaction, verification of account name and account number or tax identification number, and sending redemption proceeds only to the address of record or to a previously authorized bank account. If, due to temporary adverse conditions, Shareholders are unable to effect telephone transactions, Shareholders may also mail the redemption request to the Group at the address shown on the front page of this Prospectus.

AUTO WITHDRAWAL PLAN

  The Auto Withdrawal Plan enables Shareholders of a Fund, with an account balance in such Fund of $5,000 or more, to make regular monthly or quarterly redemptions of Shares. With Shareholder authorization, the Transfer Agent will automatically redeem Shares at the net asset value on the dates of the withdrawal and have a check in the amount specified mailed to the Shareholder. The required minimum withdrawal is $50 monthly. To participate in the Auto Withdrawal Plan, Shareholders should call (800) 766-3960 for more information. Purchases of additional Shares, including use of the Auto Invest Plan described above, concurrent with withdrawals may be disadvantageous to certain Shareholders because of tax liabilities and sales charges. For a Shareholder to change the Auto Withdrawal instructions, the request must be made in writing to the Group.

PAYMENTS TO SHAREHOLDERS

  Redemption orders are effected at the net asset value per share next determined after the Shares are properly tendered for redemption, as described above. Payment to Shareholders for Shares redeemed will be made within seven days after receipt by the Distributor of the request for redemption. However, to the greatest extent possible, each Fund will attempt to honor requests from Shareholders for next day payments upon redemption of Shares if the request for redemption is received by the Distributor before the Valuation Time on a Business Day or, if the request for redemption is received after the Valuation Time, to honor requests for payment on the second Business Day. Each Fund will attempt to so honor redemption requests unless it would be disadvantageous to a Fund or the Shareholders of that Fund to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner.

  At various times, the Group may be requested to redeem Shares for which it has not yet received good payment. In such circumstances, the Group may delay the forwarding of proceeds for up to 10 days or more until payment has been collected for the purchase of such Shares. The Group intends to pay cash for all Shares redeemed, but under abnormal conditions which make payment in cash unwise, the Group may make payment wholly or partly in readily marketable portfolio securities at their then market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

  Due to the relatively high cost of handling small investments, the Group reserves the right to redeem, at net asset value, the Shares of a

Fund of any Shareholder if, because of redemptions of Shares by or on behalf of the Shareholder (but not as a result of a decrease in the market price of such Shares, the deduction of any sales charge or the establishment of an account with less than $1,000 using the Auto Invest Plan), the account of such Shareholder has a value of less than $1,000 ($250 if the Shareholder is an employee of the Adviser or one of its affiliates). Accordingly, an investor purchasing Shares of a Fund in only the minimum investment amount may be subject to such involuntary redemption if he or she thereafter redeems some of his or her Shares. Before the Group exercises its right to redeem such Shares and to send the proceeds to the Shareholder, the Shareholder will be given notice that the value of the Shares in his or her account is less than the minimum amount and will be allowed at least 60 days to make an additional investment in an amount which will increase the value of the account to at least $1,000 ($250 if the Shareholder is an employee of the Adviser or one of its affiliates).

  See "ADDITIONAL PURCHASE AND REDEMPTION INFORMATION" in the Statement of Additional Information for examples of when the Group may suspend the right of redemption.

                              DIVIDENDS AND TAXES

DIVIDENDS

  A dividend for each Fund is declared quarterly at the close of business on the day of declaration consisting of an amount of accumulated undistributed net income of that Fund as determined necessary or appropriate by the appropriate officers of the Group. Such dividend is generally paid quarterly. Shareholders will automatically receive all income dividends and capital gains distributions in additional full and fractional Shares of that Fund at the net asset value as of the date of payment, unless the Shareholder elects to receive dividends or distributions in cash. Such election, or any revocation thereof, must be made in writing to the Transfer Agent at 3435 Stelzer Road, Columbus, Ohio 43219, and will become effective with respect to dividends and distributions having record dates after its receipt by the Transfer Agent.

  Distributable net realized capital gains, if any, for a Fund are distributed at least annually. Dividends are paid in cash not later than seven Business Days after a Shareholder's complete redemption of his or her Shares in that Fund.

  If a Shareholder elects to receive distributions in cash, and checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, the Shareholder's cash election will be changed automatically and future dividend and capital gains distributions will be reinvested in that Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in that Fund at the per share net asset value determined as of the date of cancellation.

FEDERAL TAXES

  Each Fund is treated as a separate entity for federal income tax purposes and intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986 (the "Code") for so long as such qualification is in the best interest of that Fund's Shareholders. Qualification as a regulated investment company under the Code requires, among other things, that the regulated investment company distribute to its shareholders at least 90% of its investment company taxable income. Each Fund contemplates declaring as dividends all or substantially all of its investment company taxable income (before deduction of dividends paid).

  A non-deductible 4% excise tax is imposed on regulated investment companies that do not distribute in each calendar year (regardless of having a non-calendar taxable year) an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gain net income for the one-year period ending on October 31 of such calendar year. If distributions during a calendar year were less than the required amount, a Fund would be subject to a nondeductible 4% excise tax on the deficiency.

  It is expected that each Fund will distribute annually to its Shareholders all or substantially all of that Fund's net ordinary income and net realized capital gains and that such distributed net ordinary income and distributed net realized capital gains will be taxable income to Shareholders for federal income tax purposes, even if paid in additional Shares of the Fund and not in cash. The dividends received deduction for corporations will apply to the aggregate of such ordinary income distributions in the same proportion as the aggregate dividends eligible for the dividends deduction, if any, received by a Fund bear to its gross income.


  Distribution by a Fund of the excess of net long-term capital gain, if any, over net short-term capital loss is taxable to Shareholders as long-term capital gain in the year in which it is received, regardless of how long the Shareholder has held the Shares. Such distributions are not eligible for the dividends received deduction.


  If the net asset value of a Share is reduced below the Shareholder's cost of that Share by the distribution of income or gain realized on the sale of securities, the distribution, from a practical stand point, is a return of invested principal, although taxable as described above.

  Prior to purchasing Shares, the impact of dividends or capital gains distributions which are expected to be declared or have been declared, but have not been paid, should be carefully considered. Any such dividends or capital gains distributions paid shortly after a purchase of Shares prior to the record date will have the effect of reducing the per share net asset value of the Shares by the amount of the dividends or distributions. All or a portion of such dividends or distributions, although in effect a return of capital, is subject to tax.

  Additional information regarding federal taxes is contained in the Statement of Additional Information under the heading "ADDITIONAL INFORMATION--Addi-tional General Tax Information." However, the information contained in this Prospectus and the additional material in the Statement of Additional Information are only brief summaries of some of the important tax considerations generally affecting the Funds and their Shareholders. Accordingly, potential investors are urged to consult their own tax advisers concerning the application of federal, state and local taxes as such laws and regulations affect their own tax situation.

  Shareholders will be advised at least annually as to the federal income tax consequences of distributions made to them during the year.

                            MANAGEMENT OF THE GROUP

TRUSTEES OF THE GROUP

  Overall responsibility for management of the Group rests with its Board of Trustees. Unless so required by the Group's Declaration of Trust or By-Laws or by Ohio law, at any given time all of the Trustees may not have been elected by the shareholders of the Group. The Group will be managed by the Trustees in accordance with the laws of Ohio governing business trusts. The Trustees, in turn, elect the officers of the Group to supervise its day-to-day operations.

  The Trustees of the Group receive fees and are reimbursed for their expenses in connection with each meeting of the Board of Trustees they attend. However, no officer or employee of BISYS Fund Services Inc., the sole general partner of BISYS, or BISYS receives any compensation from the Group for acting as a Trustee of the Group. The officers of the Group receive no compensation directly from the Group for performing the duties of their offices. BISYS receives fees from each Fund for acting as Administrator, may receive fees under the Administrative Services Plan discussed below and may retain all or a portion of any sales load imposed upon purchases of Shares. BISYS Fund Services, Inc. receives fees from each Fund for acting as Transfer Agent and for providing certain fund accounting services.

INVESTMENT ADVISER


  Martindale Andres & Company, Inc., Four Falls Corporate Center, Suite 200, West Conshohocken, Pennsylvania 19428, is the investment adviser of each Fund and has served as such since the Funds' inception. The Adviser is a wholly owned subsidiary of Keystone Financial, Inc., 1 Keystone Plaza, Harrisburg, Pennsylvania 17101 ("Keystone"). The Adviser was organized in 1989 and was acquired by Keystone in December 1995. Except with respect to the other KeyPremier Funds, the Adviser has not previously served as the investment adviser to a registered open-end management investment company. However, the Adviser has managed since its founding the investment portfolio of high net worth individuals, endowments, pension and common trust funds. The Adviser currently has over $2.55 billion under management.


  Subject to the general supervision of the Board of Trustees of the Group and in accordance with the investment objectives and restrictions of the Funds, the Adviser manages each Fund, makes decisions with respect to and places orders for all purchases and sales of its portfolio securities, and maintains each Fund's records relating to such purchases and sales.

  William C. Martindale, Jr. is responsible for the day-to-day management of each Fund's portfolio and has over 25 years of equity investment experience. Mr. Martindale also managed the corresponding CIF of the Aggressive Growth Fund since July 1, 1994. Mr. Martindale co-founded the Adviser in 1989 and serves as its Chief Investment Officer. Prior to 1989, Mr. Martindale served in various investment-related capacities with Dean Witter Reynolds.

  For the services provided and expenses assumed pursuant to its Investment Advisory Agreement with the Group, the Adviser is entitled to receive a fee from the Established Growth Fund, computed daily and paid monthly, at the annual rate of seventy-five one-hundredths of one percent (.75%) of such Fund's average daily net assets. With respect to the Aggressive Growth Fund, the Adviser is entitled to receive a fee from such Fund, computed daily and paid monthly, at the annual rate of one percent (1.00%) of such Fund's average daily net assets.

  The Adviser may periodically voluntarily reduce all or a portion of its advisory fee with respect to a Fund to increase the net income of that Fund available for distribution as dividends. The Adviser may not seek reimbursement of such voluntarily reduced fees after the end of the fiscal year in which the fees were reduced. The reduction of such fee will cause the yield and total return of that Fund to be higher than they would otherwise be in the absence of such a reduction.

ADMINISTRATOR AND DISTRIBUTOR

  BISYS is the administrator for each Fund and also acts as the Funds' principal underwriter and distributor (the "Administrator" or the "Distributor," as the context indicates). BISYS and its affiliated companies, including BISYS Fund Services, Inc., are wholly owned by The BISYS Group, Inc., a publicly-held company which is a provider of information processing, loan servicing and 401(k) administration and recordkeeping services to and through banking and other financial organizations.

  The Administrator generally assists in all aspects of a Fund's administration and operation. For expenses assumed and services provided as administrator pursuant to its management and administration agreement with the Group, the Administrator receives a fee from each Fund, computed daily and paid periodically, calculated at an annual rate of eleven and one-half one-hundredths of one percent (.115%) of that Fund's average daily net assets. The Administrator may periodically voluntarily reduce all or a portion of its administration fee with respect to a Fund to increase the net income of that Fund available for distribution as dividends. The Administrator may not seek reimbursement of such reduced fees after the end of the fiscal year in which the fees were reduced. The voluntary reduction of such fee will cause the yield and total return of that Fund to be higher than they would otherwise be in the absence of such a fee reduction.

  The Distributor acts as agent for the Funds in the distribution of their Shares and, in such capacity, solicits orders for the sale of Shares, advertises, and pays the costs of advertising, office space and its personnel involved in such activities. The Distributor receives no compensation under its Distribution Agreement with the Group, but may retain all or a portion of any sales charge imposed upon the purchase of Shares. See "HOW TO PURCHASE AND REDEEM SHARES--Sales Charges."

EXPENSES


  The Adviser and the Administrator each bear all expenses in connection with the performance of their services as investment adviser and administrator, respectively, other than the cost of securities (including brokerage commissions, if any) purchased for the Funds.


ADMINISTRATIVE SERVICES PLAN

  The Group has adopted an Administrative Services Plan (the "Services Plan") pursuant to which each Fund is authorized to pay compensation to banks and other financial institutions (each a "Service Organization"), which may include the Adviser, Entities, and BISYS, which agree to provide certain ministerial, record keeping and/or administrative support services for their customers or account holders (collectively, "customers") who are the beneficial or record owner of Shares of that Fund. In consideration for such services, a Service Organization receives a fee from each Fund, computed daily and paid monthly, at an annual rate of up to .25% of the average daily net asset value of Shares of that Fund owned beneficially or of record by such Service Organization's customers for whom the Service Organization provides such services.


  The servicing agreements adopted under the Services Plan (the "Servicing Agreements") require the Service Organizations receiving such compensation to perform certain ministerial, record keeping and/or administrative support services with respect to the beneficial or record owners of Shares of the Funds, such as processing dividend and distribution payments from the Funds on behalf of customers, providing periodic statements to customers showing their positions in the Shares of the Funds, providing sub-accounting with respect to Shares beneficially owned by such customers and providing customers with a service that invests the assets of their accounts in Shares of a Fund pursuant to specific or pre-authorized instructions.



  As authorized by the Services Plan, the Group has entered into a Servicing Agreement with Keystone effective April 1, 1998, pursuant to which Keystone has agreed to provide certain administrative support services in connection with Shares of the Funds owned of record or beneficially by its customers. Such administrative support services may include, but are not limited to, those services described above. In consideration of such services, the Group, on behalf of each Fund, has agreed to pay Keystone a monthly fee, computed at the annual rate of up to 0.25% of the average aggregate net asset value of Shares of that Fund held during the period by customers for whom Keystone has provided services under the Servicing Agreement.


BANKING LAWS

  The Adviser believes that it possesses the legal authority to perform the investment advisory services for each Fund contemplated by its investment advisory agreement with the Group, as described in this Prospectus, without violation of applicable banking laws and regulations, and has so represented in its investment advisory agreement with the Group. Future changes in Federal or state statutes and regulations relating to permissible activities of banks or bank holding companies and their subsidiaries and affiliates as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations could change the manner in which the Adviser could continue to perform such services for the Funds. See "MANAGEMENT AND SERVICE PROVIDERS OF THE GROUP--Glass-Steagall Act" in the Statement of Additional Information for further discussion of applicable law and regulations.

                              GENERAL INFORMATION

DESCRIPTION OF THE GROUP AND ITS SHARES


  The Group was organized as an Ohio business trust on April 25, 1988. The Group consists of eight funds, each having its own class of shares. Each share represents an equal proportionate interest in a fund with other shares of the same fund, and is entitled to such dividends and distributions out of the income earned on the assets belonging to the fund as are declared at the discretion of the Trustees (see "Miscellaneous" below). The other funds of the Group are The KeyPremier Prime Money Market Fund, The KeyPremier Pennsylvania Municipal Bond Fund, The KeyPremier Intermediate Term Income Fund, The KeyPremier U.S. Treasury Obligations Money Market Fund, The KeyPremier Limited Duration Government Securities Fund, and The KeyPremier Emerging Growth Fund.


  Shareholders are entitled to one vote for each dollar of value invested and a proportionate fractional vote for any fraction of a dollar invested, and will vote in the aggregate and not by fund except as otherwise expressly required by law. For example, Shareholders of a Fund will vote in the aggregate with other shareholders of the Group with respect to the election of Trustees. However, Shareholders of that Fund will vote as a fund, and not in the aggregate with other shareholders of the Group, for purposes of approval or amendment of the Fund's investment advisory agreement.

  Overall responsibility for the management of each Fund is vested in the Board of Trustees of the Group. See "MANAGEMENT OF THE GROUP--Trustees of the Group" above. Individual Trustees are elected by the shareholders of the Group, although Trustees may, under certain circumstances, fill vacancies, including vacancies created by expanding the size of the Board. Trustees be removed by the Board of Trustees or shareholders in accordance with the provisions of the Declaration of Trust and By-Laws of the Group and Ohio law. See "ADDITIONAL INFORMATION--Miscellaneous" in the Statement of Additional Information for further information.

  An annual or special meeting of shareholders to conduct necessary business is not required by the Declaration of Trust, the 1940 Act or other authority except, under certain circumstances, to elect Trustees, amend the Declaration of Trust, the investment advisory agreement or a Fund's fundamental policies and to satisfy certain other requirements. To the extent that such a meeting is not required, the Group does not intend to have an annual or special meeting of shareholders.

  The Group has represented to the Commission that the Trustees will call a special meeting of shareholders for purposes of considering the removal of one or more Trustees upon written request therefor from shareholders holding not less than 10% of the outstanding votes of the Group. At such a meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Group), by majority vote, has the power to remove one or more Trustees.


  As of October 20, 1998, Keystone possessed, on behalf of its or its affiliates' underlying accounts, voting or investment power with respect to more than 25% of the outstanding Shares of each Fund.


CUSTODIAN

  The Bank of New York serves as the custodian for each Fund.

TRANSFER AGENCY AND FUND ACCOUNTING SERVICES

  BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, serves as the Funds' transfer agent pursuant to a Transfer Agency Agreement with the Group and receives a fee for such services. BISYS Fund Services, Inc. also provides certain accounting services for the Funds pursuant to a Fund Accounting Agreement and receives a fee from each Fund for such services equal to the greater of (a) a fee computed at an annual rate of 0.03% of that Fund's average daily net assets or (b) the annual fee of $30,000. See "MANAGEMENT AND SERVICE PROVIDERS OF THE GROUP--Transfer Agency and Fund Accounting Services" in the Statement of Additional Information for further information.

MISCELLANEOUS

  Shareholders will receive unaudited semi-annual reports and annual reports audited by independent public accountants.

  As used in this Prospectus and in the Statement of Additional Information, "assets belonging to the fund" means the consideration received by a fund upon the issuance or sale of shares in the fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or amounts derived from any reinvestment of such proceeds, and any general assets of the Group not readily identified as belonging to a particular fund that are allocated to such fund by the Group's Board of Trustees. The Board of Trustees may allocate such general assets in any manner it deems fair and equitable. Determinations by the Board of Trustees of the Group as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to the Funds are conclusive.

  As used in this Prospectus and in the Statement of Additional Information, a "vote of a majority of the outstanding Shares" of a Fund means the affirmative vote, at a meeting of Shareholders duly called, of the lesser of (a) 67% or more of the votes of Shareholders of that Fund present at a meeting at which the holders of more than 50% of the votes attributable to Shareholders of record of such Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of Shareholders of that Fund.

  Inquiries regarding the Funds may be directed in writing to the Group at 3435 Stelzer Road, Columbus, Ohio 43219, or by calling toll free (800) 766-3960.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

INVESTMENT ADVISER
Martindale Andres & Company, Inc.
Four Falls Corporate Center, Suite 200
West Conshohocken, Pennsylvania 19428

ADMINISTRATOR AND DISTRIBUTOR
BISYS Fund Services Limited Partnership
3435 Stelzer Road
Columbus, Ohio 43219

LEGAL COUNSEL
Baker & Hostetler LLP
65 East State Street
Columbus, Ohio 43215

AUDITORS
KPMG Peat Marwick LLP
Two Nationwide Plaza
Columbus, Ohio 43215

                               TABLE OF CONTENTS


                                       PAGE
                                       ----
PROSPECTUS SUMMARY...................    2
FEE TABLE............................    4
FINANCIAL HIGHLIGHTS.................    5
PERFORMANCE INFORMATION..............    6
INVESTMENT OBJECTIVES AND POLICIES...    7
INVESTMENT RESTRICTIONS..............   14
VALUATION OF SHARES..................   15
HOW TO PURCHASE AND REDEEM SHARES....   16
REDEMPTION OF SHARES.................   21
DIVIDENDS AND TAXES..................   23
MANAGEMENT OF THE GROUP..............   24
GENERAL INFORMATION..................   27


  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THEIR DISTRIBUTOR, BISYS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR BY BISYS IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                             KEYPREMIER FUNDS LOGO
                                      THE
                                   KEYPREMIER
                                  ESTABLISHED
                                  GROWTH FUND
                                      THE
                                   KEYPREMIER
                                   AGGRESSIVE
                                  GROWTH FUND
                                   MARTINDALE
                             ANDRES & COMPANY, INC.
                               INVESTMENT ADVISER
                                   Prospectus

                             dated October 30, 1998

                              CROSS REFERENCE SHEET
                              ---------------------


                  THE KEYPREMIER INTERMEDIATE TERM INCOME FUND

           THE KEYPREMIER LIMITED DURATION GOVERNMENT SECURITIES FUND

                 THE KEYPREMIER PENNSYLVANIA MUNICIPAL BOND FUND


                                  Three Funds

                                       of

                               The Sessions Group

Form N-1A Part A Item                                      Prospectus Caption
---------------------                                      ------------------

1.      Cover page..................                       Cover Page

2.      Synopsis....................                       Fee Table

3.      Condensed Financial
          Information...............                       Financial Highlights; Performance
                                                           Information

4.      General Description of
          Registrant................                       Investment Objectives and Policies;
                                                           Investment Restrictions; General
                                                           Information - Description of the Group
                                                           and Its Shares; Cover Page

5.      Management of the Fund......                       Management of the Group; General
                                                           Information - Custodian; General
                                                           Information - Transfer Agent and Fund
                                                           Accounting Services

5A.     Management's Discussion
          of Fund Performance.......                       Inapplicable

6.      Capital Stock and Other
          Securities................                       How to Purchase and Redeem Shares;
                                                           Dividends and Taxes; General Informa-
                                                           tion - Description of the Group and Its
                                                           Shares; General Information - Miscel-
                                                           laneous

7.      Purchase of Securities
          Being Offered.............                       Valuation of Shares; How to Purchase
                                                           and Redeem Shares; Management of the
                                                           Group

8.      Redemption or Repurchase....                       How to Purchase and Redeem Shares

9.      Pending Legal Proceedings...                       Inapplicable

                                                                            LOGO
THE KEYPREMIER INTERMEDIATE TERM INCOME FUND
THE KEYPREMIER LIMITED DURATION GOVERNMENT SECURITIES FUND
THE KEYPREMIER PENNSYLVANIA MUNICIPAL BOND FUND

--------------------------------------------------------------------------------

3435 Stelzer Road
Columbus, Ohio 43219
For current yield, purchase,
and redemption information,
call (800) 766-3960.

--------------------------------------------------------------------------------

  The Sessions Group (the "Group") is an open-end management investment company. The Group includes The KeyPremier Intermediate Term Income Fund (the "Income Fund"), The KeyPremier Limited Duration Government Securities Fund (the "Government Securities Fund") and The KeyPremier Pennsylvania Municipal Bond Fund (the "Pennsylvania Bond Fund"). The Income Fund and the Government Securities Fund are each a diversified portfolio of the Group. The Pennsylvania Bond Fund is a non-diversified portfolio of the Group. (The Income, Government Securities and Pennsylvania Bond Funds are hereinafter collectively referred to as the "Funds" and individually as a "Fund"). The Trustees of the Group have divided each Fund's beneficial ownership into an unlimited number of transferable units called shares (the "Shares").

  Martindale Andres & Company, Inc., West Conshohocken, Pennsylvania (the "Adviser"), which is a wholly owned subsidiary of Keystone Financial, Inc. ("Keystone"), acts as the investment adviser to each of the Funds.

  Additional information about the Funds and the Group, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission and is available upon request without charge by writing to the Group at its address or by calling the Group at the telephone number shown above. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.

  This Prospectus sets forth concisely the information about the Funds and the Group that a prospective investor ought to know before investing. Investors should read this Prospectus and retain it for future reference.

  Each Fund's net asset value per share will fluctuate as the value of its portfolio changes in response to changing market prices, market rates of interest and/or other factors.

  BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), Columbus, Ohio, acts as the Funds' administrator and distributor. BISYS Fund Services, Inc., Columbus, Ohio, the general partner of BISYS, acts as the Funds' transfer agent (the "Transfer Agent") and performs certain fund accounting services for each of the Funds.

THE SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, THE ADVISER, KEYSTONE OR ANY OF THEIR AFFILIATES. SUCH SHARES ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY, AND AN INVESTMENT IN A FUND INVOLVES CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("COMMISSION") OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                The date of this Prospectus is October 30, 1998.

                               PROSPECTUS SUMMARY

     SHARES OFFERED: Units of beneficial interest ("Shares") of the Income Fund, the Government Securities Fund and the Pennsylvania Municipal Bond Fund, three separate investment funds of The Sessions Group, an Ohio business trust (the "Group").

     OFFERING PRICE: The public offering price of each of the INCOME FUND and the PENNSYLVANIA BOND FUND is equal to the net asset value per share plus a sales charge of 4.50% of the public offering price, reduced on investments of $100,000 or more. The public offering price of the GOVERNMENT SECURITIES FUND is equal to the net asset value per share plus a sales charge of 3.00% of the public offering price, reduced on investments of $100,000 or more. (See "HOW TO PURCHASE AND REDEEM SHARES--Sales Charges.") Under certain circumstances, the sales charge may be eliminated. (See "HOW TO PURCHASE AND REDEEM SHARES--Sales Charge Waivers.")

     MINIMUM PURCHASE: $1,000 minimum initial investment with $25 minimum subsequent investments. Such minimum initial investment is reduced for investors using the Auto Invest Plan described herein and for employees of the Adviser and its affiliates.

     TYPE OF COMPANY: The Income Fund and the Government Securities Fund are each a diversified series of the Group. The Pennsylvania Bond Fund is a non-diversified series of the Group. The Group is an open-end, management investment company.

     INVESTMENT OBJECTIVES: For the INCOME FUND, current income with long-term growth of capital as a secondary objective.

     For the GOVERNMENT SECURITIES FUND, current income with preservation of capital as a secondary objective.

     For the PENNSYLVANIA BOND FUND, (1) income which is exempt from federal income tax and Pennsylvania state income tax, although such income may be subject to the federal alternative minimum tax when received by certain Shareholders, and (2) preservation of capital.

     INVESTMENT POLICIES: Under normal market conditions, the INCOME FUND will invest substantially all, but under such conditions in no event less than 65%, of its total assets in fixed income securities of all types, including high and medium grade corporate bonds, U.S. Government bonds and mortgage-backed securities. The Income Fund intends that, under normal market conditions, its portfolio will maintain a dollar weighted average maturity of three to ten years.

     Under normal market conditions, the GOVERNMENT SECURITIES FUND will invest substantially all, but under such conditions in no event less than 65%, of its total assets in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities. Under such market conditions, the Government Securities Fund expects to maintain an average portfolio duration of approximately one to three years.

     Under normal market conditions, the PENNSYLVANIA BOND FUND will invest at least 80% of its net assets in municipal securities issued by or on behalf of the Commonwealth of Pennsylvania or any county, political subdivision or municipality thereof, including any agency, board, authority or commission of any of the foregoing, and debt obligations issued by the Government of Puerto Rico and other governmental entities, which generate interest income which is exempt from federal and Pennsylvania state income taxes (but may be subject to the federal alternative minimum tax when received by certain Shareholders).

     RISK FACTORS AND SPECIAL CONSIDERATIONS: An investment in any of the Funds is subject to certain risks, including interest rate risk, as set forth in detail under "INVESTMENT OBJECTIVES AND POLICIES--Risk Factors and Investment Techniques." As with other mutual funds, there can be no assurance that any of the Funds will achieve its investment objectives. The Funds, to the extent set forth under "INVESTMENT OBJECTIVES AND POLICIES," may engage in the following practices: the use of repurchase agreements and reverse repurchase agreements, entering into options and futures transactions, the short selling of securities, the purchase of securities from primarily one state, the purchase of securities on a when-issued or delayed-delivery basis, the lending of portfolio securities and the purchase of foreign securities and derivatives.

     INVESTMENT ADVISER: Martindale Andres & Company, Inc. (the "Adviser").

     DIVIDENDS: Dividends from net income are declared and generally paid monthly. Net realized capital gains, if any, are distributed at least annually.

     DISTRIBUTOR: BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS").


     PROPOSED REORGANIZATION: The Group has entered into an Agreement and Plan of Reorganization (the "Plan"), with Governor Funds, a Delaware business trust ("Governor"). Pursuant to the Plan, the Governor Intermediate Term Income Fund, the Governor Limited Duration Government Securities Fund and the Governor Pennsylvania Municipal Bond Fund, each a separate series of Governor (collectively, the "Acquiring Funds") would acquire all of the assets of the Income Fund, the Government Securities Fund and the Pennsylvania Bond Fund, respectively (collectively, the "Acquired Funds"), in exchange for the assumption of all of the corresponding Acquired Fund's liabilities and a number of full and fractional shares of the corresponding Acquired Fund having an aggregate net asset value equal to the Acquired Fund's net assets (the "Reorganization").



     The Reorganization is subject to certain regulatory approvals and to approval by the Shareholders of the Acquired Funds at a Special Shareholders Meeting currently expected to be held in January, 1999. If the Shareholders approve the Reorganization, it is expected that the Reorganization will be effected on or about January 30, 1999; however, the Reorganization may be effected on such earlier or later date as the Group and Governor may determine. There can be no assurance that the Reorganization will take place when or as currently proposed.

                                   FEE TABLE


                                                                       GOVERNMENT       PENNSYLVANIA
                                                      INCOME FUND    SECURITIES FUND     BOND FUND
                                                      -----------    ---------------    ------------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on Purchases (as a
  percentage of offering price).....................     4.50%            3.00%             4.50%
ANNUAL FUND OPERATING EXPENSES (as a percentage of
  average net assets)
Management Fees After Fee Waiver(1).................     0.30%            0.30%             0.30%
12b-1 Fees..........................................     None             None              None
Other Expenses......................................     0.27             0.35              0.28
                                                         ----             ----              ----
Total Fund Operating Expenses After Fee Waiver(1)...     0.57%            0.65%             0.58%
                                                         ====             ====              ====


Example.  You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period:


                                           1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                           ------    -------    -------    --------
Income Fund..............................   $51        $62        $75        $113
Government Securities Fund...............   $36        $50        $65        $109
Pennsylvania Bond Fund...................   $51        $63        $76        $114



  The purpose of the above table is to assist a potential purchaser of Shares of a Fund in understanding the various costs and expenses that an investor in such Fund will bear directly or indirectly. Such expenses do not include any fees charged by the Adviser or any of its affiliates to its customer accounts which may have invested in Shares of the Funds. See "MANAGEMENT OF THE GROUP" and "GENERAL INFORMATION" for a more complete discussion of the annual operating expenses of the Funds. The example and expenses reflect current fees. THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

---------------


(1) The Adviser has agreed voluntarily to reduce its investment advisory fees with respect to each of the Funds to 0.30% until further written notice to Shareholders. Absent such voluntary fee waivers, Management Fees and Total Fund Operating Expenses, for the fiscal year ending June 30, 1999, for the Income Fund would be 0.60% and 0.87%, respectively, for the Pennsylvania Bond Fund, would be 0.60% and 0.88%, respectively, and for the Government Securities Fund, would be 0.60% and 0.95%, respectively.

                              FINANCIAL HIGHLIGHTS


  The Funds are three separate funds of the Group. The table below sets forth certain information concerning the investment results of each Fund since its inception. Further financial information is included in the Statement of Additional Information. The Financial Highlights contained in the following table have been audited by KPMG Peat Marwick LLP, independent certified public accountants for the Funds, whose report on the period ended June 30, 1998, is included in the Statement of Additional Information, which may be obtained by Shareholders.



                                                                                                           GOVERNMENT
                                            INCOME FUND                   PENNSYLVANIA BOND FUND        SECURITIES FUND
                                  --------------------------------   --------------------------------   ----------------
                                                    PERIOD FROM                        PERIOD FROM        PERIOD FROM
                                                    COMMENCEMENT                       COMMENCEMENT       COMMENCEMENT
                                     FOR THE       OF OPERATIONS        FOR THE       OF OPERATIONS      OF OPERATIONS
                                   YEAR ENDED         THROUGH         YEAR ENDED         THROUGH            THROUGH
                                  JUNE 30, 1998   JUNE 30, 1997(a)   JUNE 30, 1998   JUNE 30, 1997(a)   JUNE 30, 1998(a)
                                  -------------   ----------------   -------------   ----------------   ----------------
NET ASSET VALUE, BEGINNING OF
  PERIOD........................    $   9.77          $  10.00         $  10.29          $  10.21           $ 10.00
Investment Activities:
  Net investment income.........        0.62              0.36             0.49              0.34              0.56
  Net realized and unrealized
    gains (losses) on
    investments.................        0.33             (0.23)            0.11              0.06             (0.04)
                                    --------          --------         --------          --------           -------
Total from Investment
  Activities....................        0.95              0.13             0.60              0.40              0.52
                                    --------          --------         --------          --------           -------
Distributions:
  Net investment income.........       (0.62)            (0.36)           (0.50)            (0.32)            (0.56)
  Net realized goals............          --                --               --                --                --
                                    --------          --------         --------          --------           -------
  Total Distributions...........       (0.62)            (0.36)           (0.50)            (0.32)            (0.56)
                                    --------          --------         --------          --------           -------
Net change in net asset value
  per share.....................        0.33             (0.23)            0.10              0.08             (0.04)
                                    --------          --------         --------          --------           -------
NET ASSET VALUE, END OF
  PERIOD........................    $  10.10          $   9.77         $  10.39          $  10.29           $  9.96
                                    ========          ========         ========          ========           =======
RATIOS/SUPPLEMENTAL DATA:
Total Return (excludes sales
  charge).......................        9.95%             1.40%(b)         5.89%             3.98%(b)          5.39%
Net Assets, at end of period
  (000).........................    $275,565          $207,859         $118,685          $123,194           $29,360
Ratio of expenses to average net
  asset.........................        0.57%             0.37%(c)         0.58%             0.37%(c)          0.65%
Ratio of net investment income
  to average net assets.........        6.27%             6.45%(c)         4.65%             4.46%(c)          5.58%
Ratio of expenses to average net
  assets*.......................        0.92%             0.84%(c)         0.92%             0.86%(c)          1.18%
Ratio of net investment income
  to average net assets*........        5.92%             5.98%(c)         4.31%             3.97%(c)          5.05%
Portfolio turnover..............         218%              329%              62%               98%              482%


---------------

  * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Commencement of operations of the Income Fund was December 2, 1996. The commencement of operations of the Pennsylvania Bond Fund was October 1, 1996. The commencement of operations of the Government Securities Fund was July 1, 1997.

(b) Not annualized.

(c) Annualized.

                            PERFORMANCE INFORMATION


  From time to time performance information for the Funds showing the Funds' average annual total return, yield and/or tax equivalent yield may be presented in advertisements, sales literature and shareholder reports. SUCH PERFORMANCE FIGURES ARE BASED ON HISTORICAL PERFORMANCE AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. Average annual total return is calculated for the period since commencement of operations for a Fund (or its respective predecessor collective investment or common trust funds) and reflects the imposition of the maximum sales charge. Average annual total return is measured by comparing the value of an investment in a Fund at the beginning of the relevant period to the redeemable value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions), which figure is then annualized. Yield is computed by dividing a Fund's net investment income per share earned during a recent one-month period by that Fund's per share maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result. Tax equivalent yield of the Pennsylvania Bond Fund demonstrates the taxable yield necessary to produce an after-tax yield equivalent to the yield of that Fund. Each of the Funds may also present its average annual total return, yield and tax equivalent yield, as the case may be, excluding the effect of a sales charge.


  Each of the Income Fund and the Government Securities Fund was initially funded by the transfer of all of the assets of certain corresponding collective investment and common trust funds managed by the Adviser (collectively, the "CIFs"). Because the management of such Funds is substantially the same as their respective corresponding CIFs, the quoted performance of those Funds will include the performance of their respective CIFs for the periods prior to the effectiveness of the Group's registration statement as it relates to these Funds. Such performance will be restated to reflect the estimated current fees of the applicable Fund. Such CIFs were not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and therefore were not subject to certain investment restrictions that are imposed by the 1940 Act.

  If the CIFs had been so registered, their performance might have been adversely affected.

  In addition, from time to time each Fund may also present its distribution rate in supplemental sales literature and in shareholder reports, both of which must be accompanied or preceded by a prospectus. Distribution rates will be computed by dividing the distribution per share made by a Fund over a twelve-month period by the maximum offering price per share at the end of that period. The calculation of income in the distribution rate includes both income and capital gain dividends and does not reflect unrealized gains or losses, although a Fund may also present a distribution rate excluding the effect of capital gains and/or a sales charge. The distribution rate differs from the yield because it includes capital gain dividends which are often non-recurring in nature, whereas yield does not include such items.

  Investors may also judge the performance of a Fund by comparing or referencing it to the performance of other mutual funds with comparable investment objectives and policies through various mutual fund or market indices and to data prepared by various services, which indices or data may be published by such services or by other services or publications. In addition to performance information, general information about the Funds that appears in such publications may be included in advertisements, sales literature and reports to Shareholders.

  Yield and total return are generally functions of market conditions, interest rates, types of investments held, and operating expenses. Consequently, current yields and total return will fluctuate and are not necessarily representative of future results. Any fees charged by Keystone or by any of its affiliates, including the Adviser, to its customer accounts which may have invested in

Shares of a Fund will not be included in performance calculations; such fees, if charged, will reduce the actual performance from that quoted. In addition, if the Adviser or BISYS voluntarily reduces all or part of its fees for a Fund, as discussed below, the yield and total return for that Fund will be higher than they would otherwise be in the absence of such voluntary fee reductions.


  Further information about the performance of the Funds is contained in the Funds' Annual Report to Shareholders which may be obtained without charge by contacting the Group at (800) 766-3960.


                       INVESTMENT OBJECTIVES AND POLICIES

IN GENERAL

  The investment objectives for the Income Fund are current income with long-term growth of capital as a secondary objective. The investment objectives for the Government Securities Fund are current income with preservation of capital as a secondary objective. The investment objectives of the Pennsylvania Bond Fund are (1) income which is exempt from federal income tax and Pennsylvania state income tax, although such income may be subject to the federal alternative minimum tax when received by certain Shareholders, and (2) preservation of capital.

  The investment objectives of each Fund are non-fundamental policies and as such may be changed by the Group's Trustees without the vote of the Shareholders of that Fund. There can be no assurance that the investment objectives of any Fund will be achieved.

THE INCOME FUND

  Generally. Under normal market conditions, the Income Fund will invest substantially all, but under such conditions in no event less than 65%, of its total assets in fixed income securities of all types, including variable and floating rate securities and variable amount master demand notes. A portion of the Income Fund (but under normal market conditions no more than 35% of its total assets) may be invested in securities of other investment companies, preferred stocks and, for cash management purposes, Short-Term Obligations, and the Income Fund may engage in other investment techniques described below. Fixed income securities include bonds, debentures, notes, mortgage-backed and asset-backed securities, state, municipal or industrial revenue bonds, obligations issued or supported as to principal and interest by the U.S. Government or its agencies or instrumentalities ("Government Obligations") and debt securities convertible into, or exchangeable for, common stocks. In addition, a portion of the Income Fund may from time to time be invested in participation certificates in pools of mortgages issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

  "Short-Term Obligations" consist of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including U.S. Treasury securities stripped of the unmatured interest coupons and such stripped interest coupons), with maturities of 12 months or less, certificates of deposit, bankers' acceptances and demand and time deposits of selected banks, securities of money market mutual funds, and commercial paper rated in one of the two highest rating categories by appropriate nationally recognized statistical rating organizations ("NRSROs," e.g., Standard & Poor's Corporation and Moody's Investors Services, Inc.) and repurchase agreements collateralized by such obligations. These obligations are described further in the Statement of Additional Information. The Income Fund may also invest up to 100% of its total assets in Short-Term Obligations and cash when deemed appropriate for temporary defensive purposes as determined by the Adviser to be warranted due to current or anticipated market conditions. However, to the extent that the Income Fund is so invested, it may not achieve its investment objectives.

  Under normal market conditions, the Income Fund expects to invest primarily in Government Obligations, mortgage-backed securities and in debt obligations of United States corporations. The Income Fund also intends that, under normal market conditions, its portfolio will maintain a dollar-weighted average maturity of three to ten years.

  The Income Fund expects to invest in a variety of U.S. Treasury obligations, differing in their interest rates, maturities, and times of issuance, and other Government Obligations. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA") and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation ("FHLMC"), are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The Income Fund will invest in the obligations of such agencies or instrumentalities only when the Adviser believes that the credit risk with respect thereto is minimal.

  The Income Fund also expects to invest in bonds, notes and debentures of a wide range of U.S. corporate issuers. Such obligations may be secured or unsecured promises to pay and will in most cases differ in their interest rates, maturities and times of issuance.

  Except as noted in the next paragraph, the Income Fund invests only in debt securities which are rated at the time of purchase within the four highest rating groups assigned by one or more appropriate NRSROs or, if unrated, which the Adviser deems to be of comparable quality to securities so rated. For a description of the rating symbols of the NRSROs, see the Appendix to the Statement of Additional Information. For a discussion of debt securities rated within the fourth highest rating group assigned by an NRSRO, see "Risk Factors and Investment Techniques--Medium Grade Securities" below.

  The Income Fund may also invest up to 20% of the value of its net assets in debt securities which, in the case of bonds, are rated lower than the fourth highest rating group by an appropriate NRSRO and as low as "B" by an appropriate NRSRO. Investments rated Ba or lower by Moody's Investors Services, Inc. ("Moody's") and BB or lower by Standard & Poor's Corporation ("S&P") ordinarily provide higher yields but involve greater risk because of their speculative characteristics. Debt rated B by S&P is regarded, on balance, as predominately speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the obligation.

  The Income Fund may also invest in U.S. dollar denominated international bonds for which the primary trading market is in the United States ("Yankee Bonds"), or for which the primary trading market is abroad ("Eurodollar Bonds"), and in Canadian Bonds and bonds issued by institutions organized for a specific purpose, such as the World Bank and the European Economic Community, by two or more sovereign governments ("Supranational Agency Bonds").

  Mortgage-Backed Securities. The Income Fund also invests in mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or by nongovernmental entities which are rated, at the time of purchase, within the four highest bond rating categories assigned by one or more appropriate NRSROs, or, if unrated, which the Adviser deems to be of comparable quality to securities so rated. There are currently three basic types of mortgage-backed securities: (1) those issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as GNMA, FNMA and

FHLMC; (2) those issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and (3) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage-backed securities without a government guarantee but usually having some form of private credit enhancement.

  Such mortgage-backed securities may have mortgage obligations directly backing such securities, including among others, conventional thirty year fixed rate mortgage obligations, graduated payment mortgage obligations, fifteen year mortgage obligations and adjustable rate mortgage obligations. All of these mortgage obligations can be used to create pass-through securities. A pass-through security is created when mortgage obligations are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgage obligations is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an individual mortgage obligation prepays the remaining principal before the mortgage obligation's scheduled maturity date.

  As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgage obligations vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. In addition, prepayment rates will be used to determine a security's estimated average life and the Income Fund's dollar-weighted average portfolio maturity. Accelerated prepayments have an adverse impact on yields for pass-through securities purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligations are repaid. The opposite is true for pass-through securities purchased at a discount. The Income Fund may purchase mortgage-related securities at a premium or a discount. Reinvestment of principal payments may occur at higher or lower rates than the original yield on such securities. Due to the prepayment feature and the need to reinvest payments and prepayments of principal at current rates, mortgage-related securities can be less effective than typical bonds of similar maturities at maintaining yields during periods of declining interest rates.

  Collateralized Mortgage Obligations. The Income Fund may also acquire collateralized mortgage obligations or "CMOs" and stripped mortgage-backed securities. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral collectively referred to as "Mortgage Assets"). Payments of principal or interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs. CMOs may be issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans.

  IOs and POs. Stripped mortgage-backed securities are securities representing interests in a pool of mortgages the cash flow from which has been separated into interest and principal components. "IOs" (interest only securities) receive the interest portion of the cash flow while "POs" (principal only securities) receive the principal portion. Stripped mortgage-backed securities may be issued by U.S. Government agencies or by private issuers, such as mortgage banks, commercial banks, investment banks, savings and loan associations and special purpose subsidiaries of the foregoing. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of other mortgage-backed securities described herein, like other debt instruments, will tend to move in the opposite direction compared to interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the investment is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slow, the life of the PO is lengthened and the yield to maturity is reduced.

  The Income Fund may purchase stripped mortgage-backed securities for hedging purposes to protect the Income Fund against interest rate fluctuations. For example, since an IO will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment. If the Income Fund purchases a mortgage-related security at a premium, all or part of the premium may be lost if there is a decline in the market value of the security, whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. Moreover, with respect to stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, the Income Fund may fail to recoup fully its initial investment in these securities even if the securities are rated in the highest rating category by an NRSRO. Stripped mortgage-backed securities may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on stripped mortgage-backed securities that receive all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped. No more than 10% of the Income Fund's total assets will be invested in IOs and in POs.

  Asset-Backed Securities. Asset-backed securities are similar to mortgage-backed securities except that instead of using mortgages to collateralize the obligations, a broad range of other assets may be used as collateral, primarily automobile and credit card receivables and home equity loans. Such receivables and loans are securitized in pass-through structures similar to the mortgage pass-through or pay-through structures described above.

  Certain debt securities such as, but not limited to, mortgage-backed securities, CMOs and asset-backed securities, as well as other securities subject to prepayment of principal prior to the stated maturity date, are expected to be repaid prior to their stated maturity dates. As a result, the effective maturity of these securities is expected to be shorter than the stated maturity. For purposes of compliance with stated maturity policies and calculation of the Income Fund's dollar-weighted average maturity, the effective maturity of such securities will be used.

  Variable Amount Master Demand Notes. Variable amount master demand notes in which the Income Fund may invest are unsecured demand notes that permit the indebtedness thereunder to vary and that provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between the Income Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, the Income Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by NRSROs, the Adviser must determine them to be of comparable credit quality to commercial paper in which the Income Fund could invest. The Adviser will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. In determining dollar-weighted average portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer through demand.

THE GOVERNMENT SECURITIES FUND

  Generally. Under normal market conditions, the Government Securities Fund will invest substantially all, but under such conditions in no event less than 65%, of its total assets in Government Obligations and in repurchase agreements backed by such securities. Government Obligations which the Government Securities Fund may purchase also include mortgage-backed securities, variable and floating rate securities and zero coupon securities, as described more fully above under "The Income Fund." Under current market conditions, the Government Securities Fund expects to maintain an average portfolio duration of one to three years.


  A portion of the Government Securities Fund (but under normal market conditions no more than 10% of its total assets) may be invested in securities of other investment companies.


  Duration. The Government Securities Fund will attempt to limit its exposure to interest rate risk by maintaining a duration which, on a weighted average basis and under normal market conditions, will generally be less than three years. Duration is a measure of the average life of a fixed-income security that was developed as a more precise alternative to the concepts of "term to maturity" or "average dollar weighted maturity" as measures of "volatility" or "risk" associated with changes in interest rates. Duration incorporates a security's yield, coupon interest payments, final maturity and call features into one measure.

  Most debt obligations provide interest ("coupon") payments in addition to a final ("par") payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of debt obligations may respond differently to changes in interest rates.

  Traditionally, a debt security's "term-to-maturity" has been used as a measure of the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term-to-maturity" measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity. Average dollar weighted maturity is calculated by averaging the terms to maturity of each debt security held with each maturity "weighted" according to the percentage of assets that its represents. Duration is a measure of the expected life of a debt security on a present value basis and reflects both principal and interest payments. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable security, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration is ordinarily less than maturity. In general, all other factors being the same, the lower the stated or coupon rate of interest of a debt security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a debt security, the shorter the duration of the security.

  There are some situations where the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Adviser will use more sophisticated analytical techniques to project the economic life of a security and estimate its interest rate exposure. Since the computation of duration is based on predictions of future events rather than known factors, there can be no assurance that the Government Securities Fund will at all times achieve its targeted portfolio duration.

  The change in market value of U.S. Government fixed-income securities is largely a function of changes in the prevailing level of interest rates. When interest rates are falling, a portfolio with a shorter duration generally will not generate as high a level of total return as a portfolio with a longer duration. When interest rates are flat, shorter duration portfolios generally will not generate as high a level of total return as longer duration portfolios (assuming that long-term interest rates are higher than short-term rates, which is commonly the case). When interest rates are rising, a portfolio with a shorter duration will generally outperform longer duration portfolios. With respect to the composition of a fixed-income portfolio, the longer the duration of the portfolio, generally the greater the anticipated potential for total return, with, however, greater attendant interest rate risk and price volatility than for a portfolio with a shorter duration.

  While the Government Securities Fund intends to maintain an average portfolio duration of one to three years under normal market conditions, there is no limit as the maturity of any one security which the Government Securities Fund may purchase.

THE PENNSYLVANIA BOND FUND

  Generally. Under normal market conditions, at least 80% of the net assets of the Pennsylvania Bond Fund are invested in a portfolio of debt obligations consisting of bonds, notes, commercial paper and certificates of indebtedness, issued by or on behalf of the Commonwealth of Pennsylvania, or any county, political subdivision or municipality thereof (including any agency, board, authority or commission of any of the foregoing), the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal and Pennsylvania income taxes (but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax) ("Pennsylvania Exempt Securities") and in debt obligations issued by the Government of Puerto Rico and such other governmental entities whose debt obligations, either by law or treaty, generate interest income which is exempt from federal and Pennsylvania state income taxes (but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax) (together, with Pennsylvania Exempt Securities, called "Exempt Securities"). In addition, under normal market conditions, at least 65% of the Pennsylvania Bond Fund's net assets are invested in Pennsylvania Exempt Securities. As a matter of fundamental policy, under normal market conditions, at least 80% of the net assets of the Pennsylvania Bond Fund are invested in securities, the interest on which is exempt from federal income tax but may be subject to the federal alternative minimum tax when received by certain Shareholders. To the extent such securities are not Pennsylvania Exempt Securities, the income therefrom may be subject to Pennsylvania income taxes. With respect to the Pennsylvania Bond Fund's objective of preserving capital, the Adviser will attempt to protect principal value in a rising interest rate environment and enhance principal value in a declining interest rate environment. Of course, there can be no assurance that the Pennsylvania Bond Fund will achieve its investment objectives.

  The two principal classifications of Exempt Securities which may be held by the Pennsylvania Bond Fund are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by the Pennsylvania Bond Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

  The Pennsylvania Bond Fund may also invest in "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

  The Pennsylvania Bond Fund invests in Exempt Securities which are rated at the time of purchase within the four highest rating groups assigned by one or more NRSROs for bonds and within the two highest rating groups for notes, tax-exempt commercial paper, or variable rate demand obligations, as the case may be. The Pennsylvania Bond Fund may also purchase Exempt Securities which are unrated at the time of purchase but are determined to be of comparable quality by the Adviser. The applicable Exempt Securities ratings are described in the Appendix to the Statement of Additional Information. For a discussion of debt securities rated within the fourth highest rating group assigned by an NRSRO, see "Risk Factors and Investment Techniques--Medium Grade Securities" below.

  The Pennsylvania Bond Fund may invest up to 20% of the value of its net assets in Exempt Securities which, in the case of bonds, are rated lower than the fourth highest rating group by an appropriate NRSRO and as low as "B" by an appropriate NRSRO. Investments rated Ba or lower by Moody's and BB or lower by S&P ordinarily provide higher yields but involve greater risk because of their speculative characteristics. Debt rated B by S&P is regarded, on balance, as predominately speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the obligation.

  The Pennsylvania Bond Fund expects to maintain a dollar-weighted average portfolio maturity of three to ten years. Within this range, the Adviser may vary the average maturity substantially in anticipation of a change in the interest rate environment. There is no limit as to the maturity of any individual security.

  The Pennsylvania Bond Fund may hold uninvested cash reserves pending investment during temporary defensive periods or if, in the opinion of the Adviser, suitable Exempt Securities are unavailable. There is no percentage limitation on the amount of assets which may be held uninvested. Uninvested cash reserves will not earn income.

  Other Investments. Under normal market conditions, at least 80% of the net assets of the Pennsylvania Bond Fund will be invested in Exempt Securities. However, up to 20% of the net assets of the Pennsylvania Bond Fund may be invested in municipal obligations of other states, and any political subdivision, county or municipality thereof, which are not Exempt Securities and in taxable obligations if, for example, suitable Exempt Securities are unavailable or for cash management purposes. In addition, the Pennsylvania Bond Fund may invest up to 100% of its assets in such securities when deemed appropriate for temporary defensive purposes as determined by the Adviser to be warranted due to market conditions. Such taxable obligations consist of Government Obligations and Short-Term Obligations. These obligations are described further above and in the Statement of Additional Information. Under such circumstances and during the period of such investment, the Pennsylvania Bond Fund may not achieve its stated investment objectives.

  The Pennsylvania Bond Fund has no limit to the extent that it may invest its net assets in Exempt Securities, the interest income from which may be treated as a preference item for purposes of the federal alternative minimum tax. To the extent the Pennsylvania Bond Fund invests in these securities, individual Shareholders, depending on their own tax status, may be subject to alternative minimum tax on that part of the Pennsylvania Bond Fund's distributions derived from these bonds. For further information relating to the types of Exempt Securities which will be included in income subject to alternative minimum tax, see "ADDITIONAL INFORMATION--Additional Tax Information With Respect to the Pennsylvania Bond Fund" in the Statement of Additional Information.

  Opinions relating to the validity of Exempt Securities and to the exemption of interest thereon from federal and Pennsylvania state income taxes are normally rendered by bond counsel to the respective issuers at the time of issuance. Neither the Pennsylvania Bond Fund nor the Adviser will review the proceedings relating to the issuance of Exempt Securities or the basis for such opinions.

  Floating and Variable Rate Securities and Zero Coupon Securities. Exempt Securities purchased by the Pennsylvania Bond Fund may include rated and unrated variable and floating rate obligations the interest on which is tax-exempt. The Pennsylvania Bond Fund may also invest in zero coupon securities. Such securities are more fully described below under "Risk Factors and Investment Techniques."

  The Pennsylvania Bond Fund may also purchase floating and variable rate demand notes and bonds, which are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time, or at specified intervals. Variable rate demand notes include master demand notes which are obligations that permit the Pennsylvania Bond Fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Pennsylvania Bond Fund, as lender, and the borrower. These obligations permit daily changes in the amount borrowed. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Use of letters of credit or other credit support arrangements will not adversely affect the tax-exempt status of these obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Pennsylvania Bond Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by the Pennsylvania Bond Fund will meet the quality criteria established for the purchase of Exempt Securities. The Adviser will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations in the Pennsylvania Bond Fund's portfolio.

  Participation Interests. The Pennsylvania Bond Fund may purchase from financial institutions participation interests in Exempt Securities (such as industrial development bonds and municipal lease/purchase agreements). A participation interest gives the Pennsylvania Bond Fund an undivided interest in the Exempt Security in the proportion that the Pennsylvania Bond Fund's participation interest bears to the total principal amount of the Exempt Security. These instruments may have fixed, floating or variable rates of interest. If the participation interest is unrated, it will be backed by an irrevocable letter of credit or guarantee of a bank that the Board of Trustees has determined meets the prescribed quality standards for banks in whose securities the Pennsylvania Bond Fund may invest, or the payment obligation otherwise will be collateralized by Government Obligations. For certain participation interests, the Pennsylvania Bond Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of the Pennsylvania Bond Fund's participation interest in the Exempt Security, plus accrued interest. As to these instruments, the Pennsylvania Bond Fund intends to exercise its right to demand payment only upon a default under the terms of the Exempt Security, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio.

  Custodial Receipts. The Pennsylvania Bond Fund may purchase custodial receipts representing the right to receive certain future principal and interest payments on Exempt Securities which underlie the custodial receipts. A number of different arrangements are possible. In a typical custodial receipt arrangement, an issuer or a third party owner of Exempt Securities deposits such obligations with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying Exempt Securities. One class has the characteristics of a typical auction rate security, where at specified intervals its interest rate is adjusted, and ownership changes, based on an auction mechanism. This class' interest rate generally is expected to be below the coupon rate of the underlying Exempt Securities and generally is at a level comparable to that of an Exempt Security of similar quality and having a maturity equal to the period between interest rate adjustments. The second class bears interest at a rate that exceeds the interest rate typically borne by a security of comparable quality and maturity; this rate also is adjusted, but in this case inversely to changes in the rate of interest of the first class. If the interest rate on the first class exceeds the coupon rate of the underlying Exempt Securities, its interest rate will exceed the rate paid on the second class. In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying Exempt Securities. The value of the second class and similar securities should be expected to fluctuate more than the value of an Exempt Security of comparable quality and maturity and their purchase by the Pennsylvania Bond Fund should increase the volatility of its net asset value and, thus, its price per share. These custodial receipts are sold in private placements. The Pennsylvania Bond Fund also may purchase directly from issuers, and not in a private placement, Exempt Securities having characteristics similar to custodial receipts. These securities may be issued as part of a multi-class offering and the interest rate on certain classes may be subject to a cap or a floor.

  The Pennsylvania Bond Fund may use one or more of the investment techniques described below. Use of such techniques may cause the Pennsylvania Bond Fund to earn income which would be taxable to its Shareholders.

RISK FACTORS AND INVESTMENT TECHNIQUES

  Like any investment program, an investment in any of the Funds entails certain risks. Since each Fund invests in bonds, investors in such a Fund are exposed to bond market risk, i.e., fluctuations in the market value of bonds. Bond prices are influenced primarily by changes in the level of interest rates. When interest rates rise, the prices of bonds generally fall; conversely, when interest rates fall, bond prices generally rise although certain types of bonds are subject to the risks of prepayment as described above when interest rates fall. The values of debt securities also may be affected by change in the credit rating or financial condition of the issuing entities. While bonds normally fluctuate less in price than stocks, there have been in the recent past extended periods of cyclical increases in interest rates that have caused significant declines in bond prices and have caused the effective maturity of securities with prepayment features to be extended, thus effectively converting short or intermediate term securities (which generally have less market risk and less fluctuation in market value) into longer term securities (the prices of which generally are more volatile).

  Depending upon the prevailing market conditions, the Adviser may purchase debt securities at a discount from face value, which produces a yield greater than the coupon rate. Conversely, if debt securities are purchased at a premium over face value, the yield will be lower than the coupon rate. In making investment decisions, the

Adviser will consider many factors other than current yield, including the preservation of capital, maturity, and yield to maturity.

  Each Fund's net asset value generally will not be stable and should fluctuate based upon changes in the value of such Fund's portfolio securities. Depending upon the performance of each Funds' investments, the net asset value per share of a Fund may decrease instead of increase.

  The Adviser manages the Funds generally without regard to restrictions on portfolio turnover, except those imposed by provisions of the federal tax laws regarding short-term trading. Especially with respect to the Income Fund and the Government Securities Fund, the Adviser intends to manage actively those Funds' portfolios, which may result in high portfolio turnover rates. For more information regarding the effects of high portfolio turnover see "Portfolio Turnover" below.

  Each Fund may invest in any one or more of the following securities: certain variable or floating rate securities, and, as described below, the Income Fund and the Government Securities Fund may invest in mortgage-backed securities, and the Income Fund and the Pennsylvania Bond Fund may invest in put and call options and futures. Such instruments are considered to be "derivatives." A derivative is generally defined as an instrument whose value is based upon, or derived from, some underlying index, reference rate (e.g., interest rates), security, commodity or other asset. Certain derivatives that may be purchased by a Fund, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal. Neither the Income Fund nor the Government Securities Fund will invest more than 20% of its total assets in any such derivatives at any one time, except that there is no limitation on the amount of a Fund's total assets which may be invested in variable or floating rate obligations. There is no limit on the amount of the Pennsylvania Bond Fund's assets that may be invested in derivatives.

  Risks of Non-Diversification. Potential Shareholders should consider the fact that the Pennsylvania Bond Fund's portfolio consists primarily of securities issued by the Commonwealth of Pennsylvania (the "Commonwealth"), its municipalities and authorities and should realize that the Pennsylvania Bond Fund's performance is closely tied to general economic conditions within the Commonwealth as a whole and to economic conditions within particular industries and geographic areas located within the Commonwealth.

  Although the General Fund of the Commonwealth (the principal operating fund of the Commonwealth) experienced deficits in fiscal 1990 and 1991, tax increases and spending decreases have resulted in surpluses the last four years; as of June 30, 1996, the General Fund had a surplus of $635.2 million. The deficit in the Commonwealth's unreserved/undesignated funds also has been eliminated.

  Pennsylvania's economy historically has been dependent upon heavy industry, but has diversified recently into various services, particularly into medical and health services, education and financial services. Agricultural industries continue to be an important part of the economy, including not only the production of diversified food and livestock products, but substantial economic activity in agribusiness and food-related industries. Service industries currently employ the greatest share of nonagricultural workers, followed by the categories of trade and manufacturing. Future economic difficulties in any of these industries could have an adverse impact on the finances of the Commonwealth or its municipalities, and could adversely affect the market value of the Pennsylvania Exempt Securities in the Pennsylvania Bond Fund or the ability of the respective obligors to make payments of interest and principal due on such Securities.

  Certain litigation is pending against the Commonwealth that could adversely affect the ability of the Commonwealth to pay debt service on its obligations including suits relating to the following matters: (i) the ACLU has filed suit in federal court demanding additional funding for child welfare services; the Commonwealth settled a similar suit in the Commonwealth Court of Pennsylvania and is seeking the dismissal of the federal suit, inter alia because of that settlement. After its earlier denial of class certification was reversed by the Third Circuit Court of Appeals, the district court granted class certification to the ACLU and the parties are proceeding with discovery. (No available estimate of potential liability); (ii) in 1987, the Supreme Court of Pennsylvania held the statutory scheme for county funding of the judicial system to be in conflict with the constitution of the Commonwealth, but stayed judgment pending enactment by the legislature of funding consistent with the opinion, and the legislature has yet to consider legislation implementing the judgment. In 1997, the Court established a tripartite committee to develop an implementation plan; (iii) litigation has been filed in both state and federal court by an association of rural and small schools and several individual school districts and parents challenging the constitutionality of the Commonwealth's system for funding local school districts--the federal case has been stayed pending the resolution of the state case and the trial, briefing and argument have been completed as of September, 1997, and the presiding judge has taken the case under advisement (no available estimates of potential liability); (iv) Envirotest/Synterra Partners ("Envirotest") has filed suit against the Commonwealth asserting that it sustained damages in excess of $350 million, as a result of investments it made in reliance on a contract to conduct emissions testing before the emission testing program was suspended. Envirotest has entered into a Standstill Agreement with the Commonwealth pursuant to which Envirotest will receive $145 million over four years through 1998; (v) the Commonwealth of Pennsylvania, its governor, the City of Philadelphia and its mayor were joined in an enforcement action commenced in 1973 against the School District of Philadelphia pursuant to the Pennsylvania Human Relations Act. The enforcement action was pursued to remedy unintentional segregation in the public schools in Philadelphia. The Supreme Court of Pennsylvania has outlined a briefing schedule to resolve this matter (no available estimates of potential liability); and (vi) in 1997, a group including residents, non-profit groups, the City of Philadelphia and the School District of Philadelphia brought an action seeking a declaratory judgment against the Commonwealth for failing to fulfill its obligation to provide an adequate educational system for the City of Philadelphia (no available estimates of potential liability).



  Although there can be no assurance that such conditions will continue, the Commonwealth's general obligation bonds are currently rated AA- by S&P and A1 by Moody's, and Philadelphia's and Pittsburgh's general obligation bonds are currently rated BBB- and BBB+ respectively by S&P and Baa2 and Baa1 respectively by Moody's.



  The City of Philadelphia (the "City") experienced a series of General Fund deficits for Fiscal Years 1988 through 1992 and, while its general financial situation has improved, the City is still seeking a long-term solution for its economic difficulties. The audited balance of the City's General Fund as of June 30, 1997 was a surplus of $128.8 million up from a surplus of approximately $118.5 million as of June 30, 1996.



  In recent years an authority of the Commonwealth, the Pennsylvania Intergovernmental Cooperation Authority ("PICA"), has issued approximately $1.76 billion of Special Revenue Bonds on behalf of the City to cover budget shortfalls, to eliminate projected deficits and to fund capital spending. PICA provides assistance regarding the City's finances. The City is currently operating under a five year plan approved by PICA in 1996. PICA's power to issue further bonds to finance capital projects expired on December 31, 1994. PICA's authority to issue bonds to finance cash flow deficits expired December 31, 1996. Its ability to refund existing outstanding debt is unrestricted. PICA has

$1.1 billion in special revenue bonds outstanding as of June 30, 1998.


  The Pennsylvania Bond Fund's classification as "non-diversified" means that the proportion of the Pennsylvania Bond Fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. However, the Pennsylvania Bond Fund intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), which requires the Pennsylvania Bond Fund generally to invest as of the end of each fiscal quarter, with respect to 50% of its total assets, not more than 5% of such assets in the obligations of a single issuer; as to the remaining 50% of its total assets, the Pennsylvania Bond Fund is not so restricted. In no event, however, may the Pennsylvania Bond Fund invest more than 25% of its total assets in the obligations of any one issuer as of the end of each fiscal quarter. Since a relatively high percentage of the Pennsylvania Bond Fund's assets may be invested in the obligations of a limited number of issuers, some of which may be within the same economic sector, the Pennsylvania Bond Fund's portfolio securities may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of a diversified investment company.

  Variable and Floating Rate Obligations. Securities purchased by the Funds may include rated and unrated variable and floating rate obligations. A variable rate obligation is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value.

  A floating rate obligation is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such obligations are frequently not rated by credit rating agencies; however, unrated variable and floating rate obligations purchased by a Fund will be determined by the Adviser to be of comparable quality at the time of purchase to rated instruments eligible for purchase under such Fund's investment policies. In making such determinations, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such obligations and will continuously monitor their financial condition.

  Although there may be no active secondary market with respect to a particular variable or floating rate obligation purchased by a Fund, the Fund may attempt to resell the obligation at any time to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of a variable or floating rate obligation in the event the issuer of the obligation defaulted on its payment obligations and the Fund could, as a result or for other reasons, suffer a loss to the extent of the default. Variable or floating rate obligations may be secured by bank letters of credit.

  In the event the interest rate of a variable or floating rate obligation is established by reference to an index or an interest rate that may from time to time lag behind other market interest rates, there is the risk that the market value of such obligation, on readjustment of its interest rate, will not approximate its par value.

  Variable and floating rate obligations for which no readily available market exists and which are not subject to a demand feature that will permit the Fund to receive payment of the principal within seven days after demand by that Fund, will be considered illiquid and therefore, together with other illiquid securities held by such Fund, will not exceed 15% of such Fund's net assets.

  Zero Coupon Securities. Each Fund may each invest in zero coupon securities which are debt securities issued or sold at a discount from their face value which do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date (or cash payment date). The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Zero coupon securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. The market prices of zero coupon securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit qualities. Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income taxes, a Fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements. For further information regarding zero coupon securities, see "Additional General Tax Information" in the Statement of Additional Information.

  Repurchase Agreements. Securities held by each of the Funds may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities, in exchange for cash, from banks and/or registered broker-dealers which the Adviser deems creditworthy under guidelines approved by the Group's Board of Trustees. The seller agrees to repurchase such securities at a mutually agreed date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. Securities subject to repurchase agreements must be of the same type and quality as those in which the Fund may invest directly. Repurchase agreements are considered to be loans by a Fund under the 1940 Act. For further information about repurchase agreements and the related risks, see "INVESTMENT OBJECTIVES AND POLICIES--Additional Information on Portfolio Instruments-- Repurchase Agreements" in the Statement of Additional Information.

  Reverse Repurchase Agreements. Each Fund may borrow funds by entering into reverse repurchase agreements in accordance with the investment restrictions described below. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government Obligations or other liquid securities consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest), and will continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which such Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act and therefore a form of leverage. A Fund may experience a negative impact on its net asset value if interest rates rise during the term of a reverse repurchase agreement. A Fund generally will invest the proceeds of such borrowings only when such borrowings will enhance the Fund's liquidity or when the Fund reasonably expects that the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. For further information about reverse repurchase agreements, see "INVESTMENT OBJECTIVE AND POLICIES--Additional Information on Portfolio Instruments--Reverse Repurchase Agreements" in the Statement of Additional Information.

  Except as otherwise disclosed to the Shareholders of the Funds, the Group will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Adviser, BISYS, or their affiliates, and will not give preference to the Adviser's correspondents with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.

  Medium-Grade Securities. As described above, the Income Fund and the Pennsylvania Bond Fund may each invest in debt securities within any of the six highest rating groups assigned by an NRSRO, including debt securities within the fourth highest rating group (e.g., BBB or Baa by S&P and Moody's, respectively) and comparable unrated securities. Securities within the fourth highest rating group are considered by Moody's to have some speculative characteristics, and while interest payments and principal security appears adequate for the present, such securities lack certain protective elements or may be characteristically unreliable over any great period of time.

  Should subsequent events cause the rating of a debt security purchased by a Fund to fall below BBB or Baa, as the case may be, the Adviser will consider such an event in determining whether that Fund should continue to hold that security. In no event, however, would a Fund be required to liquidate any such portfolio security where the Fund would suffer a loss on the sale of such security.

  Foreign Investments. Investments in foreign securities (including Yankee Bonds, Eurodollar Bonds and Supranational Bonds) may subject the Income Fund to investment risks that differ in some respects from those related to investments in securities of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other investment income, possible seizure, nationalization, or expropriation of foreign deposits or investments, the possible establishment of exchange controls or taxation at the source, less stringent disclosure requirements, less liquid or developed securities markets or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal, interest or dividends on such securities or the purchase or sale thereof. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks. The Income Fund will acquire securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers only when the Adviser believes that the risks associated with such instruments are minimal.

  Restricted Securities. Securities in which the Income Fund may invest include securities issued by corporations without registration under the Securities Act of 1933, as amended (the "1933 Act"), such as securities issued in reliance on the so-called "private placement" exemption from registration which is afforded by Section 4(2) of the 1933 Act ("Section 4(2) securities"). Section 4(2) securities are restricted as to disposition under the Federal securities laws, and generally are sold to institutional investors such as the Income Fund who agree that they are purchasing the securities for investment and not with a view to public distribution. Any resale must also generally be made in an exempt transaction. Section 4(2) securities are normally resold, if at all, to other institutional investors through or with the assistance of the issuer or investment dealers who facilitate the resale of such Section 4(2) securities, thus providing some liquidity.

  Pursuant to procedures adopted by the Board of Trustees of the Group, the Adviser may determine Section 4(2) securities to be liquid if such securities are eligible for resale under Rule 144A under the 1933 Act and are readily saleable. Rule 144A permits the Income Fund to purchase securities which have been privately placed and resell such securities to certain qualified institutional buyers without restriction. For purposes of determining whether a Rule 144A security is readily saleable, and therefore liquid, the Adviser must consider, among other things, the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security, the number of potential purchasers and dealer undertakings to make a market in the security, and the nature of the security and marketplace trades of such security. However, investing in Rule 144A securities, even if such securities are initially determined to be liquid, could have the effect of increasing the level of the Income Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

  Short Sales. Each Fund may from time to time sell securities short. Short sales are effected when the Adviser believes that the price of a particular security will decline, and involve the sale of a security which a Fund does not own in the hope of purchasing the same security at a later date at a lower price. When a Fund sells a security short, it will borrow the same security from a broker or other institution to complete the sale. A Fund may make a profit or incur a loss depending upon whether the market price of the security sold short decreases or increases between the date of the short sale and the date on which the Fund must replace the borrowed security. An increase in the value of a security sold short by a Fund over the price at which it was sold short will result in a loss to that Fund, and there can be no assurance that a Fund will be able to close out the position at any particular time or at an acceptable price.

  All short sales must be fully collateralized, and a Fund will not sell securities short if, immediately after and as a result of the sale, the value of all securities sold short by that Fund exceeds 25% of its total assets.

  Municipal Lease Obligations. Certain municipal lease/purchase obligations in which the Pennsylvania Bond Fund may invest may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease/purchase obligations are secured by the leased property, disposition of the leased property in the event of foreclosure might prove difficult. In evaluating the credit quality of a municipal lease/purchase obligation that is unrated, the Adviser will consider, on an ongoing basis, a number of factors including the likelihood that the issuing municipality will discontinue appropriating funding for the leased property.

  Securities Lending. In order to generate additional income, each Fund may, from time to time, lend its portfolio securities to broker-dealers, banks, or institutional borrowers of securities. A Fund must receive 100% collateral in the form of cash or U.S. Government Obligations. This collateral will be valued daily by the Adviser. Should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest received on such securities. Loans are subject to termination by the Fund or the borrower at any time. While a Fund does not have the right to vote securities on loan, each Fund intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower would default in its obligations, a Fund bears the risk of delay in recovery of the portfolio securities and the loss of rights in the collateral. A Fund will enter into loan agreements only with broker-dealers, banks, or other institutions that the Adviser has determined are creditworthy under guidelines established by the Group's Board of Trustees. No Fund will lend more than 33% of the total value of its portfolio securities at any one time.

  Writing Covered Call and Put Options. The Income Fund and the Pennsylvania Bond Fund may each write covered call and put options on securities, or futures contracts regarding securities, in which such Fund may invest, in an effort to realize additional income. A put option gives the purchaser the right to sell, and a writer has the obligation to purchase, the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. A call option gives the purchaser of the option the right to buy, and a writer has the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is consideration for undertaking the obligations under the option contract. Such options will be listed on national securities or futures exchanges. A Fund may write covered call options as a means of seeking to enhance its income through the receipt of premiums in instances in which the Adviser determines that the underlying securities or futures contracts are not likely to increase in value above the exercise price. A Fund also may seek to earn additional income through the receipt of premiums by writing put options. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option; by writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security at a price in excess of its then current market value.

  Each of the Income Fund and the Pennsylvania Bond Fund, as part of its option transactions, also may write index put and call options. Through the writing of index options a Fund can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

  When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by that Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the mean between bid and asked price. If an option expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or a loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If a call option is exercised, the Fund may deliver the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss. The Income Fund and the Pennsylvania Bond Fund will each limit its writing of options such that at no time will more than 25% of the Fund's total assets be subject to options transactions.

  Purchasing Options. In addition, the Income Fund and the Pennsylvania Bond Fund may each purchase put and call options written by third parties covering indices and those types of financial instruments or securities in which such Fund may invest to attempt to provide protection against adverse price effects from anticipated changes in prevailing prices for such instruments. The purchase of a put option is intended to protect the value of a Fund's holdings in a falling market while the purchase of a call option is intended to protect the value of a Fund's positions in a rising market. Put and call options purchased by a Fund will be valued at the last sale price, or in the absence of such a price, at the mean between bid and asked price. Such options will be listed on national securities or futures exchanges.

  In purchasing a call option, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying security, index or futures contract increased by an amount in excess of the premium paid for the call option. It would realize a loss if the price of the underlying security, index or futures contract declined or remained the same or did not increase during the period by more than the amount of the premium. By purchasing a put option, the Fund would be in a position to realize a gain if, during the option period, the price of the security, index or futures contract declined by an amount in excess of the premium paid. It would realize a loss if the price of the security, index or futures contract increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a realized loss to the Fund.

  The Pennsylvania Bond Fund also may acquire "puts" with respect to Exempt Securities held in its portfolio. The Pennsylvania Bond Fund may sell, transfer, or assign a put in conjunction with the sale, transfer, or assignment of the underlying security or securities.

  The amount payable to the Pennsylvania Bond Fund upon its exercise of a "put" is normally (i) the Pennsylvania Bond Fund's acquisition cost of the Exempt Securities (excluding any accrued interest which the Pennsylvania Bond Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Pennsylvania Bond Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.

  Puts may be acquired by the Pennsylvania Bond Fund to facilitate the liquidity of its portfolio assets. Puts may also be used to facilitate the reinvestment of the Pennsylvania Bond Fund's assets at a rate of return more favorable than that of the underlying security. Puts may, under certain circumstances, also be used to shorten the maturity of underlying variable rate or floating rate securities for purposes of calculating the remaining maturity of those securities.

  The Pennsylvania Bond Fund expects that it will generally acquire this type of put only where the put is available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Pennsylvania Bond Fund may pay for such puts either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities).

  The Pennsylvania Bond Fund intends to enter into such puts only with dealers, banks, and broker-dealers which, in the Adviser's opinion, present minimal credit risks.

  Futures Contracts. The Income Fund and the Pennsylvania Bond Fund may each purchase or sell contracts for the future delivery of the specific financial instruments or securities in which that Fund may invest, and indices based upon the types of securities in which that Fund may invest (collectively, "Futures Contracts"). Such Funds may use this investment technique as a substitute for a comparable market position in the underlying securities or to hedge against anticipated future changes in market interest rates, which otherwise might adversely affect either the value of such Fund's securities or the prices of securities which such Fund intends to purchase at a later date. In addition, the Income Fund and the Pennsylvania Bond Fund may purchase or sell futures contracts to hedge against changes in market interest rates which may result in the premature call at par value of certain securities which that Fund has purchased at a premium.

  To the extent a Fund is engaging in a futures transaction as a hedging device, because of the risk of an imperfect correlation between securities in the Fund's portfolio that are the subject of a hedging transaction and the futures contract used as a hedging device, it is possible that the hedge will not be fully effective if, for example, losses on the portfolio securities exceed gains on the futures contract or losses on the futures contract exceed gains on the portfolio securities. For futures contracts based on indices, the risk of imperfect correlation increases as the composition of a Fund's portfolio varies from the composition of the index. In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the future contract has been less or greater than that of the securities. Such "over hedging" or "under hedging" may adversely affect a Fund's net investment results if the market does not move as anticipated when the hedge is established.

  Successful use of futures by a Fund also is subject to the Adviser's ability to predict correctly movements in the direction of interest rates. For example, if a Fund has hedged against the possibility of an increase in the interest rates adversely affecting the value of securities held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. A Fund may have to sell such securities at a time when it may be disadvantageous to do so.

  An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

  Call options sold by a Fund with respect to futures contracts will be covered by, among other things, entering into a long position in the same contract at a price no higher than the strike price of the call option, or by ownership of the instruments underlying, or instruments the prices of which are expected to move relatively consistently with the instruments underlying, the futures contract. Put options sold by a Fund with respect to futures contracts will be covered when, among other things, cash or liquid securities are placed in a segregated account to fulfill the obligation undertaken.

  The Income Fund and the Pennsylvania Bond Fund may also utilize various index futures to protect against changes in the market value of the securities in its portfolio or which it intends to acquire. Securities index futures contracts are based on an index of various types of securities, e.g., municipal or long-term corporate bonds. The index assigns relative values to the securities included in an index, and fluctuates with changes in the market value of such securities. The contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash based upon the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. The acquisition or sale of an index futures contract enables a Fund to protect its assets from fluctuations in rates or prices of certain securities without actually buying or selling such securities.

  Interest Rate Futures Contracts and Options on Interest Rate Futures Contracts. The Income Fund and the Pennsylvania Bond Fund may purchase and sell interest rate futures contracts and options on interest rate futures contracts as a substitute for a comparable market position or to hedge against adverse movements in interest rates.

  To the extent such Fund has invested in interest rate futures contracts or options on interest rate futures contracts as a substitute for a comparable market position, the Fund will be subject to the investment risks of having purchased the securities underlying the contract.

  The Income Fund and the Pennsylvania Bond Fund may each also purchase call options on in-terest rate futures contracts to hedge against a decline in interest rates and may purchase put options on interest rate futures contracts to hedge its portfolio securities against the risk of rising interest rates.

  If a Fund has hedged against the possibility of an increase in interest rates adversely affecting the value of securities held in that Fund's portfolio and rates decrease instead, such Fund will lose part or all of the benefit of the increased value of the securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. These sales of securities may, but will not necessarily, be at increased prices which reflect the decline in interest rates.

  Each such Fund may sell call options on interest rate futures contracts to partially hedge against declining prices of its portfolio securities. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in that Fund's portfolio holdings. A Fund may sell put options on interest rate futures contracts to hedge against increasing prices of the securities which are deliverable upon exercise of the futures contracts. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option sold by a Fund is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, a Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of its portfolio securities.

  The Income Fund and the Pennsylvania Bond Fund also may each sell options on interest rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or that there will be a correlation between price movements in the options on interest rate futures and price movements in that Fund's portfolio securities which are the subject of the hedge. In addition, a Fund's purchase of such options will be based upon predictions as to anticipated interest rate trends, which could prove to be inaccurate.

  In general, the value of futures contracts sold by a Fund to offset declines in its portfolio securities will not exceed the total market value of the portfolio securities to be hedged, and futures contracts purchased by a Fund will be covered by a segregated account consisting of cash or liquid securities in an amount equal to the total market value of such futures contracts, less the initial margin deposited therefor.

  When buying futures contracts and when writing put options, a Fund will be required to segregate in a separate account cash and/or liquid securities in an amount sufficient to meet its obligations. When writing call options, a Fund will be required to own the financial instrument or futures contract underlying the option or segregate cash and/or liquid securities in an amount sufficient to meet its obligations under written calls.

  When-Issued or Delayed-Delivery Securities. Each Fund may purchase securities on a when-issued or delayed-delivery basis. These transactions are arrangements in which a Fund purchases securities with payment and delivery scheduled for a future time. Each Fund will engage in when-issued and delayed-delivery transactions only for the purpose of acquiring portfolio securities consistent with and in furtherance of its investment objectives and policies, not for investment leverage, although such transactions represent a form of leveraging. When-issued or delayed-delivery securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve a risk that the yield obtained in the transaction will be less than those available in the market when delivery takes place. A Fund will generally not pay for such securities or start earning interest on them until they are received on the settlement date. When a Fund agrees to purchase such securities, however, its custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account. Securities purchased on a when-issued or delayed-delivery basis are recorded as an asset and are subject to changes in the value based upon changes in the general level of interest rates. In when-issued and delayed-delivery transactions, a Fund relies on the seller to complete the transaction; the seller's failure to do so may cause that Fund to miss a price or yield considered to be advantageous.

  Investment Company Securities. Each Fund may also invest in the securities of other investment companies, including shares of a money market fund advised by the Adviser ("KeyPremier money market funds") in accordance with the limitations of the 1940 Act and any exemptions therefrom. Each Fund intends to invest in other investment companies which, in the opinion of the Adviser, will assist such Fund in achieving its investment objectives and in money market mutual funds for purposes of short-term cash management. A Fund will incur additional expenses due to the duplication of fees and expenses as a result of investing in mutual funds. In order to avoid the imposition of additional fees as a result of investing in shares of a KeyPremier money market fund, the Adviser, BISYS, as the Funds' administrator, and their affiliates will reduce their fees charged to a Fund by an amount equal to the fees charged by such service providers based on a percentage of that Fund's assets attributable to such Fund's investment in the KeyPremier money market fund. Additional restrictions on the Funds' investments in the securities of other mutual funds are contained in the Statement of Additional Information.


  Year 2000. Like other investment companies, financial and business organizations and individuals around the world, the Funds could be affected adversely if the computer systems used by the Adviser, the Funds' other service providers, and others do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Adviser and the Funds' other service providers have informed the Group that they are taking steps to address the Year 2000 Problem with respect to the computer systems that they use. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds as a result of the Year 2000 Problem.


PORTFOLIO TURNOVER

  The portfolio turnover rate for each Fund is calculated by dividing the lesser of a Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The Commission requires that the calculation exclude all securities whose remaining maturities at the time of acquisition are one year or less. The portfolio turnover rate for each of the Funds may vary greatly from year to year, as well as within a particular year, and may also be affected by cash requirements for redemptions of Shares. High portfolio turnover rates will generally result in higher transaction costs, including brokerage commissions, to a Fund and may result in additional tax consequences to a Fund's Shareholders. Portfolio turnover will not be a limiting factor in making investment decisions. Portfolio turnover information is set forth above under "FINANCIAL HIGHLIGHTS."

                            INVESTMENT RESTRICTIONS

  Each Fund is subject to a number of investment restrictions that may be changed only by a vote of a majority of the outstanding Shares of that Fund (as defined under "GENERAL INFORMATION--Miscellaneous" herein). Each of the Income Fund and the Government Securities Fund will not:

     1. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the Fund's total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     2. Purchase any securities which would cause more than 25% of the Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by obligations of the U.S. Government, its agencies or instrumentalities; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

  The Pennsylvania Bond Fund will not purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if at the end of each fiscal quarter, (a) more than 5% of the Fund's total assets (taken at current value) would be invested in such issuer (except that up to 50% of the Fund's total assets may be invested without regard to such 5% limitation), and (b) more than 25% of its total assets (taken at current value) would be invested in securities of a single issuer. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. For purposes of this limitation, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, such non-governmental user.

  In addition each Fund will not:

     1. Borrow money or issue senior securities except that each Fund may enter into reverse repurchase agreements and may otherwise borrow money or issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

     2. Make loans, except that each Fund may purchase or hold debt instruments and lend portfolio securities in accordance with its investment objective and policies, make time deposits with financial institutions and enter into repurchase agreements.

  The following additional investment restriction may be changed by the Group's Trustees without the vote of a majority of the outstanding Shares of a Fund: each Fund may not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid. For purposes of this investment restriction, illiquid securities include securities which are not readily marketable and repurchase agreements with maturities in excess of seven days.

                              VALUATION OF SHARES

  The net asset value of each Fund is determined and its Shares are priced as of the close of regular trading on the New York Stock Exchange (the "Exchange")
 (generally 4:00 p.m. Eastern time) on each Business Day of that Fund. The time at which the Shares of the Funds are priced is hereinafter referred to as the "Valuation Time." A "Business Day" of a Fund is a day on which the Exchange is open for trading and any other day (other than a day on which no Shares of the

Fund are tendered for redemption and no order to purchase any Shares of the Fund is received) during which there is sufficient trading in portfolio instruments such that the Fund's net asset value per share might be materially affected. The Exchange will not be open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Net asset value per share for purposes of pricing purchases and redemptions is calculated by dividing the value of all securities and other assets belonging to a Fund, less the liabilities charged to that Fund, by the number of that Fund's outstanding Shares.

  The net asset value per share for each Fund will fluctuate as the value of the investment portfolio of that Fund changes.

  The portfolio securities for which market quotations are readily available are valued based upon their current available prices in the principal market in which such securities normally are traded. Unlisted securities for which market quotations are readily available are valued at such market values. Other securities, including restricted securities and other securities for which market quotations are not readily available, and other assets are valued at fair value by the Adviser under procedures established by, and under the supervision of the Group's Board of Trustees. Securities may be valued by an independent pricing service approved by the Group's Board of Trustees. Investments in debt securities with remaining maturities of 60 days or less may be valued based upon the amortized cost method.

                       HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR

  Shares in the Funds are sold on a continuous basis by the Group's distributor, BISYS (the "Distributor"). The principal office of the Distributor is 3435 Stelzer Road, Columbus, Ohio 43219. If you wish to purchase Shares, telephone the Group at (800) 766-3960.

EMPLOYEE BENEFIT PLANS

  Purchases, exchanges and redemptions of Shares through an employee benefit plan may be subject to different requirements and limitations imposed by employers than those discussed below. Investors should consult their employer for more information on how to purchase, exchange and redeem Shares of the Funds through their employer's plan.

PURCHASES OF SHARES

  Shares may be purchased through procedures established by the Distributor in connection with the requirements of qualified accounts maintained by or on behalf of certain persons ("Customers") by the Adviser, its affiliates or its correspondent entities (collectively, "Entities").

  Shares of the Funds sold to the Entities acting in a fiduciary, advisory, custodial, agency, or other similar capacity on behalf of Customers will normally be held of record by the Entities. With respect to Shares of a Fund so sold, it is the responsibility of the particular Entity to transmit purchase or redemption orders to the Distributor and to deliver federal funds for purchase on a timely basis. Beneficial ownership of Shares will be recorded by the Entities and reflected in the account statements provided by the Entities to Customers.

  Investors may also purchase Shares of the Funds by completing and signing an Account Registration Form and mailing it, together with a check (or other negotiable bank draft or money order) in at least the minimum initial purchase amount, payable to the applicable Fund, to The KeyPremier Funds, P.O. Box 182707, Columbus, Ohio 43218-2707. Subsequent purchases of Shares of a Fund may be made at any time by mailing a check (or other negotiable bank draft or money order) payable to the Group, to the above address.

  If an Account Registration Form has been previously received by the Group, investors may also purchase Shares by wiring funds to the Funds' custodian. Prior to wiring any such funds and in order to ensure that wire orders are invested promptly, investors must call the Group at (800) 766-3960 to obtain instructions regarding the bank account number into which the funds should be wired and other pertinent information.

  Shares of the Funds are purchased at the net asset value per share (see "VALUATION OF SHARES") next determined after receipt by the Distributor, its agents or broker-dealers with whom it has an agreement of an order in good form to purchase Shares plus any applicable sales charge as described below. Purchases of Shares of a Fund will be effected only on a Business Day (as defined in "VALUATION OF SHARES") of that Fund.

  For an order for the purchase of Shares of a Fund that is placed through a broker-dealer, the applicable public offering price will be the net asset value as so determined (plus any applicable sales charge), but only if the broker-dealer receives the order and transmits it to the Distributor prior to the Valuation Time for that day. The broker-dealer is responsible for transmitting such orders by the Valuation Time. If the broker-dealer fails to do so, the investor's right to that day's closing price must be settled between the investor and the broker-dealer. If the broker-dealer receives the order after the Valuation Time for that day, the price will be based on the net asset value determined as of the Valuation Time for the next Business Day.

MINIMUM INVESTMENT

  Except as otherwise discussed below under "Auto Invest Plan," the minimum investment is $1,000 for the initial purchase of Shares of a Fund by an investor and $25 for subsequent purchases of Shares of that Fund. The initial minimum investment amount is reduced to $250 for employees of the Adviser, Keystone or any of their affiliates.

  Depending upon the terms of a particular Customer's account, the Entities or their affiliates may charge a Customer account fees for automatic investment and other cash management services provided in connection with an investment in a Fund. Information concerning these services and any charges will be provided by the Entities. This Prospectus should be read in conjunction with any such information received from the Entities or their affiliates.

  Each Fund reserves the right to reject any order for the purchase of its Shares in whole or in part, including purchases made with foreign checks and third party checks not originally made payable to the order of the investor.

  Every Shareholder will receive a confirmation of each new transaction in his or her account, which will also show the total number of Shares owned by the Shareholder and the number of Shares being held in safekeeping by the Transfer Agent for the account of the Shareholder. Reports of purchases and redemptions of Shares by Entities on behalf of their Customers will be sent by the Entities to their Customers. Shareholders may rely on these statements in lieu of certificates. Certificates representing Shares will not be issued.

AUTO INVEST PLAN

  The KeyPremier Funds Auto Invest Plan enables Shareholders to make regular monthly or quarterly purchases of Shares of the Funds through automatic deduction from their bank accounts, provided that the Shareholder's bank is a member of the Federal Reserve and the Automated Clearing House (ACH) system. With Shareholder authorization the Transfer Agent will deduct the amount specified (subject to the applicable minimums) from the Shareholder's bank account which will automatically be invested in Shares of the designated Fund at the public offering price next determined after receipt of payment by the Transfer Agent. The required minimum initial investment when opening an account using the Auto Invest Plan is $250; the minimum amount for subsequent investments is $25. To participate in the Auto Invest Plan, Share-holders should complete the appropriate section of the Account Registration Form or a supplemental sign-up form which can be acquired by calling the Group at
(800) 766-3960. For a Shareholder to change the Auto Invest instructions, the request must be made in writing to the Group at: 3435 Stelzer Road, Columbus, Ohio 43219.

  The Group may eliminate or change the Auto Invest Plan at any time or from time to time without notice thereof.

KEYPREMIER INDIVIDUAL RETIREMENT ACCOUNT ("IRA")

  A KeyPremier IRA enables individuals, even if they participate in an employer-sponsored retirement plan, to establish their own retirement program. KeyPremier IRA contributions may be tax-deductible and earnings are tax deferred. Under the Tax Reform Act of 1986, the tax deductibility of IRA contributions is restricted or eliminated for individuals who participate in certain employer pension plans and whose annual income exceeds certain limits. Existing IRAs and future contributions up to the IRA maximums, whether deductible or not, still earn income on a tax-deferred basis.

  All KeyPremier IRA distribution requests must be made in writing to the Distributor. Any deposits to a KeyPremier IRA must distinguish the type and year of the contributions.

  For more information on the KeyPremier IRAs call the Group at (800) 766-3960. Investment in Shares of the Pennsylvania Bond Fund or any other tax-exempt fund would not be appropriate for a KeyPremier IRA. Shareholders are advised to consult a tax adviser on KeyPremier IRA contribution and withdrawal requirements and restrictions.

IN-KIND PURCHASES


  Payment for Shares of a Fund may, in the discretion of the Adviser, be made in the form of securities that are permissible investments for that Fund as described in this Prospectus. For further information about this form of payment, contact the Adviser. In connection with an in-kind securities payment, a Fund will require, among other things, that the securities be valued on the date of purchase in accordance with the pricing methods used by the Fund and that the Fund receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form of transfer to the Fund; and that adequate information be provided concerning the basis and other tax matters relating to the securities. An in-kind securities payment may result in a taxable event for the purchaser of Shares.


SALES CHARGES

  The public offering price of Shares of each Fund equals net asset value plus a sales charge in accordance with the applicable table below. BISYS receives this sales charge as Distributor and reallows a portion of it as dealer discounts and brokerage commissions. However, the Distributor, in its sole discretion, may pay certain dealers all or part of the portion of the sales charge it receives. The broker or dealer who receives a reallowance in excess of 90% of the sales charge may be deemed to be an "underwriter" for purposes of the 1933 Act.

THE INCOME FUND AND THE PENNSYLVANIA BOND FUND

                                                             DEALER
                                                           DISCOUNTS
      AMOUNT OF         SALES CHARGE                     AND BROKERAGE
    TRANSACTION AT      AS % OF NET    SALES CHARGE AS   COMMISSIONS AS
   PUBLIC OFFERING         AMOUNT        % OF PUBLIC      % OF PUBLIC
        PRICE             INVESTED     OFFERING PRICE    OFFERING PRICE
----------------------  ------------   ---------------   --------------
Less than $100,000....     4.71%           4.50%             4.05%
$100,000 but less than
  $250,000............      3.63            3.50              3.15
$250,000 but less than
  $500,000............      2.56            2.50              2.25
$500,000 but less than
  $1,000,000..........      1.52            1.50              1.35
$1,000,000 or more....         0               0                 0

THE GOVERNMENT SECURITIES FUND

                                                             DEALER
                                                           DISCOUNTS
      AMOUNT OF         SALES CHARGE                     AND BROKERAGE
    TRANSACTION AT      AS % OF NET    SALES CHARGE AS   COMMISSIONS AS
   PUBLIC OFFERING         AMOUNT        % OF PUBLIC      % OF PUBLIC
        PRICE             INVESTED     OFFERING PRICE    OFFERING PRICE
----------------------  ------------   ---------------   --------------
Less than $100,000....     3.09%           3.00%             2.70%
$100,000 but less than
  $250,000............      2.56            2.50              2.25
$250,000 but less than
  $500,000............      2.04            2.00              1.80
$500,000 but less than
  $1,000,000..........      1.52            1.50              1.35
$1,000,000 or more             0               0                 0


  From time to time dealers who receive dealer discounts and brokerage commissions from the Distributor may reallow all or a portion of such dealer discounts and brokerage commissions to other dealers or brokers.


SALES CHARGE WAIVERS

  The Distributor will waive sales charges for the purchase of Shares of a Fund by or on behalf of (1) purchasers for whom Keystone, the Adviser, one of their affiliates or another financial institution acts in a fiduciary, advisory, agency, custodial (other than individual retirement accounts), or similar capacity, (2) officers, trustees, directors, advisory board members, employees and retired employees (including spouses, children and parents of the foregoing) of Keystone, the Adviser, the Group, BISYS and any affiliated company thereof,
(3) investors who purchase Shares with the proceeds from a distribution from the Adviser, Keystone or an affiliate trust or agency account, (4) brokers, dealers and agents who have a sales agreement with the Distributor, and their employees (and their spouses and children under 21), and (5) investment advisers or financial planners regulated by a federal or state governmental authority who are purchasing Shares for their own account or for an account for which they are authorized to make investment decisions (i.e., a discretionary account) and who charge a management, consulting or other fee for their services, and clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of a broker or agent. The Distributor may change or eliminate the foregoing waivers at any time or from time to time without notice thereof. The Distributor may also periodically waive all or a portion of the sales charge for all investors with respect to a Fund.

  In addition, the Distributor may waive sales charges for the purchase of a Fund's Shares with the proceeds from the recent redemption of shares of a non-money market fund that imposes a sales charge. The purchase must be made within 60 days of the redemption, and the Distributor must be notified in writing by the investor, or by his financial institution, at the time the purchase is made. A copy of the investor's account statement showing such redemption must accompany such notice.

CONCURRENT PURCHASES

  For purposes of qualifying for a lower sales charge, investors have the privilege of combining concurrent purchases of a Fund and one or more of the other funds of the Group sold with a sales charge and advised by the Adviser ("KeyPremier Load Funds"). For example, if a Shareholder concurrently purchases Shares in the Income Fund at the total public offering price of $50,000 and Shares in another KeyPremier Load Fund at the total public offering price of $50,000, the sales charge for such Shares of the Income Fund would be that applicable to a $100,000 purchase as shown in the applicable table above. This privilege, however, may be modified or eliminated at any time or from time to time by the Group without notice thereof.

LETTER OF INTENT

  An investor may obtain a reduced sales charge by means of a written Letter of Intent which expresses the intention of such investor to purchase Shares of a Fund at a designated total public offering price within a designated 13-month period. Each purchase of Shares under a Letter of Intent will be made at the net asset value plus the sales charge applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the Letter of Intent. A Letter of Intent may include purchases of Shares made not more than 90 days prior to the date such investor signs a Letter of Intent; however, the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included. This program may be modified or eliminated at any time or from time to time by the Group without notice. For further information about letters of intent, interested investors should contact the Group at (800) 766-3960.

  A Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the Shares actually purchased if the full amount indicated is not purchased, and such escrowed Shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed Shares, whether paid in cash or reinvested in additional Shares, are not subject to escrow. The escrowed Shares will not be available for disposal by the investor until all purchases pursuant to the Letter of Intent have been made or the higher sales charge has been paid. When the full amount indicated has been purchased, the escrow will be released. An adjustment will be made to reflect any reduced sales charge applicable to Shares purchased during the 90-day period prior to the date the Letter of Intent was entered into at the conclusion of the 13-month period and in the form of additional Shares credited to the Shareholder's account at the then current public offering price applicable to a single purchase of the total amount of the total purchases. Additionally, if the total purchases within the 13-month period exceed the amount specified, a similar adjustment will be made to reflect further reduced sales charges applicable to such purchases, if any.

RIGHT OF ACCUMULATION

  Pursuant to the right of accumulation, investors are permitted to purchase Shares of a Fund at the public offering price applicable to the total of (a) the total public offering price of the Shares of the Fund then being purchased plus
(b) an amount equal to the then current net asset value of the purchaser's combined holdings of the Shares of all KeyPremier Load Funds. The "purchaser's combined holdings" described in the preceding sentence shall include the combined holdings of the purchaser, the purchaser's spouse and children under the age of 21 and the purchaser's retirement plan accounts. To receive the applicable public offering price pursuant to the right of accumulation, Shareholders must, at the time of purchase, give the Transfer Agent sufficient information to permit confirmation of qualification. This right of accumulation, however, may be modified or eliminated at any time or from time to time by the Group without notice.

EXCHANGE PRIVILEGE

  Shares of a Fund may be exchanged for Shares of a KeyPremier money market fund or any other KeyPremier Load Fund if the amount to be exchanged meets the applicable minimum investment requirements and the exchange is made in states where it is legally authorized. Each exchange will be made at respective net asset values except that a sales charge, equal to the difference, if any, between the sales charge payable upon the purchase of shares of the KeyPremier Fund to be acquired in the exchange and the sales charge previously paid on the Shares to be exchanged, will be assessed. In determining the sales charge previously paid on the Shares to be exchanged, such Shares may include Shares which were acquired through a previous exchange for shares on which a sales charge was paid. Under such circumstances, the Shareholder must notify the Group that a sales charge was originally paid and provide the Group with suffi-cient information to permit confirmation of the Shareholder's right not to pay a sales charge.

  An exchange is considered a sale of Shares for federal income tax purposes. However, a Shareholder may not include any sales charge on Shares of a Fund as a part of the cost of those Shares for purposes of calculating the gain or loss realized on an exchange of those Shares within 90 days of their purchase.

  The Group may at any time modify or terminate the foregoing exchange privileges. The Group, however, will give Shareholders 60 days' advance written notice of any such modification.

  A Shareholder wishing to exchange his or her Shares may do so by contacting the Group at (800) 766-3960 or by providing written instructions to the Group. Any Shareholder who wishes to make an exchange should obtain and review the current prospectus of the fund in which he or she wishes to invest before making the exchange. For a discussion of risks associated with unauthorized telephone exchanges, see "Redemption by Telephone" below.

REDEMPTION OF SHARES

  Shares may ordinarily be redeemed by mail or by telephone. However, all or part of a Customer's Shares may be redeemed in accordance with instructions and limitations pertaining to his or her account at an Entity. For example, if a Customer has agreed with an Entity to maintain a minimum balance in his or her account with the Entity, and the balance in that account falls below that minimum, the Customer may be obliged to redeem, or the Entity may redeem on behalf of the Customer, all or part of the Customer's Shares of a Fund to the extent necessary to maintain the required minimum balance.

Redemption by Mail

  A written request for redemption must be received by the Group, at the address shown on the front page of this Prospectus, in order to honor the request. The Transfer Agent will require a signature guarantee by an eligible guarantor institution. The signature guarantee requirement will be waived if the following conditions apply: (1) the redemption check is payable to the Shareholder(s) of record, and (2) the redemption check is mailed to the Shareholder(s) at the address of record or mailed or wired to a commercial bank account previously designated on the Account Registration Form. There is no charge for having redemption proceeds mailed to a designated bank account. To change the address to which a redemption check is to be mailed, a written request therefor must be received by the Transfer Agent. In connection with such request, the Transfer Agent will require a signature guarantee by an eligible guarantor institution. For purposes of this policy, the term "eligible guarantor institution" shall include banks, brokers, dealers, credit unions, securities exchanges and associations, clearing agencies and savings associations as those terms are defined in the Securities Exchange Act of 1934. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000.

Redemption by Telephone

  If a Shareholder has so designated on the Account Registration Form, a Shareholder may request a redemption of his or her Shares by telephoning the Group and having the payment of redemption requests sent electronically directly to a domestic commercial bank account previously designated by the Shareholder on the Account Registration Form. A shareholder may also have such payment mailed directly to the Shareholder at the Shareholder's address as recorded by the Transfer Agent. However, this option may be suspended for a period of 30 days following a telephonic address change. Under most circumstances, such payments will be trans-mitted on the next Business Day following receipt of a valid request for redemption. Such wire redemption requests may be made by the Shareholder by telephone to the Group. The Group may reduce the amount of a wire redemption payment by the then-current wire redemption charge of the Funds' custodian. There is currently no charge for having payment of redemption requests mailed or sent electronically to a designated bank account. For telephone redemptions, call the Group at (800) 766-3960.

  Neither the Group, the Funds nor their service providers will be liable for any loss, damages, expense or cost arising out of any telephone redemption effected in accordance with the Group's telephone redemption procedures, acting upon instructions reasonably believed to be genuine. The Group will employ procedures designed to provide reasonable assurance that instructions by telephone are genuine; if these procedures are not followed, the Group, the Funds or their service providers may be liable for any losses due to unauthorized or fraudulent instructions. These procedures include recording all phone conversations, sending confirmations to Shareholders within 72 hours of the telephone transaction, verification of account name and account number or tax identification number, and sending redemption proceeds only to the address of record or to a previously authorized bank account. If, due to temporary adverse conditions, Shareholders are unable to effect telephone transactions, Shareholders may also mail the redemption request to the Group at the address shown on the front page of this Prospectus.

AUTO WITHDRAWAL PLAN

  The Auto Withdrawal Plan enables Shareholders of a Fund, with an account balance in such Fund of $5,000 or more, to make regular monthly or quarterly redemptions of Shares. With Shareholder authorization, the Transfer Agent will automatically redeem Shares at the net asset value on the dates of the withdrawal and have a check in the amount specified mailed to the Shareholder. The required minimum withdrawal is $50 monthly. To participate in the Auto Withdrawal Plan, Shareholders should call (800) 766-3960 for more information. Purchases of additional Shares, including use of the Auto Invest Plan described above, concurrent with withdrawals may be disadvantageous to certain Shareholders because of tax liabilities and sales charges. For a Shareholder to change the Auto Withdrawal instructions, the request must be made in writing to the Group.

PAYMENTS TO SHAREHOLDERS

  Redemption orders are effected at the net asset value per share next determined after the Shares are properly tendered for redemption, as described above. Payment to Shareholders for Shares redeemed will be made within seven days after receipt by the Distributor of the request for redemption. However, to the greatest extent possible, each Fund will attempt to honor requests from Shareholders for next day payments upon redemption of Shares if the request for redemption is received by the Distributor before the Valuation Time on a Business Day or, if the request for redemption is received after the Valuation Time, to honor requests for payment on the second Business Day. Each Fund will attempt to so honor redemption requests unless it would be disadvantageous to a Fund or the Shareholders of that Fund to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner.

  At various times, the Group may be requested to redeem Shares for which it has not yet received good payment. In such circumstances, the Group may delay the forwarding of proceeds for up to 10 days or more until payment has been collected for the purchase of such Shares. The Group intends to pay cash for all Shares redeemed, but under abnormal conditions which make payment in cash unwise, the Group may make payment wholly or partly in readily marketable portfolio securities at their then market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

  Due to the relatively high cost of handling small investments, the Group reserves the right to redeem, at net asset value, the Shares of a Fund of any Shareholder if, because of redemptions of Shares by or on behalf of the Shareholder (but not as a result of a decrease in the market price of such Shares, the deduction of any sales charge or the establishment of an account with less than $1,000 using the Auto Invest Plan), the account of such Shareholder has a value of less than $1,000 ($250 if the Shareholder is an employee of the Adviser or one of its affiliates). Accordingly, an investor purchasing Shares of a Fund in only the minimum investment amount may be subject to such involuntary redemption if he or she thereafter redeems some of his or her Shares. Before the Group exercises its right to redeem such Shares and to send the proceeds to the Shareholder, the Shareholder will be given notice that the value of the Shares in his or her account is less than the minimum amount and will be allowed at least 60 days to make an additional investment in an amount which will increase the value of the account to at least $1,000 ($250 if the Shareholder is an employee of the Adviser or one of its affiliates).

  See "ADDITIONAL PURCHASE AND REDEMPTION INFORMATION" in the Statement of Additional Information for examples of when the Group may suspend the right of redemption.

                              DIVIDENDS AND TAXES

DIVIDENDS

  A dividend for each Fund is declared monthly at the close of business on the day of declaration consisting of an amount of accumulated undistributed net income of that Fund as determined necessary or appropriate by the appropriate officers of the Group. Such dividend is generally paid monthly. Shareholders will automatically receive all income dividends and capital gains distributions in additional full and fractional Shares of that Fund at the net asset value as of the date of payment, unless the Shareholder elects to receive dividends or distributions in cash. Such election, or any revocation thereof, must be made in writing to the Transfer Agent at 3435 Stelzer Road, Columbus, Ohio 43219, and will become effective with respect to dividends and distributions having record dates after its receipt by the Transfer Agent.

  Distributable net realized capital gains, if any, for a Fund are distributed at least annually. Dividends are paid in cash not later than seven Business Days after a Shareholder's complete redemption of his or her Shares in that Fund.

  If a Shareholder elects to receive distributions in cash, and checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, the Shareholder's cash election will be changed automatically and future dividend and capital gains distributions will be reinvested in that Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in that Fund at the per share net asset value determined as of the date of cancellation.

FEDERAL TAXES

  Generally. Each Fund is treated as a separate entity for federal income tax purposes and intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986 (the "Code") for so long as such qualification is in the best interest of that Fund's Shareholders. Qualification as a regulated investment company under the Code requires, among other things, that the regulated investment company distribute to its shareholders at least 90% of its investment company taxable income. Each Fund contemplates declaring as dividends all or substantially all of its investment company taxable income (before deduction of dividends paid).

  A non-deductible 4% excise tax is imposed on regulated investment companies that do not distribute in each calendar year (regardless of having a non-calendar taxable year) an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gain net income for the one-year period ending on October 31 of such calendar year. If distributions during a calendar year were less than the required amount, a Fund would be subject to a nondeductible 4% excise tax on the deficiency.

  Prior to purchasing Shares, the impact of dividends or capital gains distributions which are expected to be declared or have been declared, but have not been paid, should be carefully considered. Any such dividends or capital gains distributions paid shortly after a purchase of Shares prior to the record date will have the effect of reducing the per share net asset value of the Shares by the amount of the dividends or distributions. All or a portion of such dividends or distributions, although in effect a return of capital, is subject to tax.

  The Income Fund and the Government Securities Fund. It is expected that each of the Income Fund and the Government Securities Fund will distribute annually to its Shareholders all or substantially all of that Fund's net investment income and net realized capital gains and that such distributed net investment income and distributed net realized capital gains will be taxable income to Shareholders for federal income tax purposes, even if paid in additional Shares of the Fund and not in cash. The dividends received deduction for corporations will apply to the aggregate of such ordinary income distributions in the same proportion as the aggregate dividends eligible for the dividends deduction, if any, received by a Fund bear to its gross income. Since the net investment income from each such Fund is expected to be derived from earned interest and short-term capital gains, it is anticipated that no part of any distribution from those Funds will be eligible for the dividends received deduction for corporations.


  Distribution by a Fund of the excess of net long-term capital gain, if any, over net short-term capital loss is taxable to Shareholders as long-term capital gain in the year in which it is received, regardless of how long the Shareholder has held the Shares. Such distributions are not eligible for the dividends received deduction.


  If the net asset value of a Share is reduced below the Shareholder's cost of that Share by the distribution of income or gain realized on the sale of securities, the distribution, from a practical stand point, is a return of invested principal, although taxable as described above.

  The Pennsylvania Bond Fund. It is expected that the Pennsylvania Bond Fund will distribute annually substantially all of its net investment income and net capital gains to its Shareholders. Dividends derived from interest earned on Exempt Securities constitute "exempt-interest dividends" when designated as such by the Pennsylvania Bond Fund and will be excludable from gross income for federal income tax purposes. However, exempt-interest dividends attributable to certain municipal obligations issued on or after August 8, 1986, to finance certain private activities will be treated as a tax preference item in computing the alternative minimum tax. Also, a portion of all other interest excluded from gross income for federal income tax purposes earned by a corporation may be subject to the alternative minimum tax as a result of the inclusion in alternative minimum taxable income of 75% of the excess of adjusted current earnings over alternative minimum taxable income.

  Distributions, if any, derived from capital gains will generally be taxable to Shareholders as capital gains for federal income tax purposes to the extent so designated by the Pennsylvania Bond Fund. Dividends, if any, derived from sources other than interest excluded from gross income for federal income tax purposes and capital gains will be taxable to Shareholders as ordinary income for federal income tax purposes whether or not reinvested in additional Shares. Shareholders not subject to federal income tax on their income will not, of course, be required to pay federal income tax on any amounts distributed to them. The Pennsylvania Bond Fund anticipates that substantially all of its dividends will be excluded from gross income for federal income tax pur-poses. The Pennsylvania Bond Fund will notify each Shareholder annually of the tax status of all distributions.

  If a Shareholder receives an exempt-interest dividend with respect to any Share and such Share is held by the Shareholder for six months or less, any loss on the sale or exchange of such Share will be disallowed to the extent of the amount of such exempt-interest dividend. In certain limited instances, the portion of Social Security benefits that may be subject to federal income taxation, may be affected by the amount of tax-exempt interest income, including exempt-interest dividends, received by a Shareholder.

  Interest on indebtedness incurred or continued by a Shareholder to purchase or carry Shares of the Pennsylvania Bond Fund is not deductible for federal income taxes assuming the Pennsylvania Bond Fund distributes exempt-interest dividends during the Shareholder's taxable year. It is anticipated that distributions from the Pennsylvania Bond Fund will not be eligible for the dividends received deduction for corporations.

  Proposals that may restrict or eliminate the income tax exemption for interest on Exempt Securities may be introduced in the future. If any such proposal were enacted that would reduce the availability of Exempt Securities for investment by the Pennsylvania Bond Fund so as to adversely affect such Fund's Shareholders, the Pennsylvania Bond Fund would reevaluate its investment objective and policies and submit possible changes in the Pennsylvania Bond Fund's structure to Shareholders for their consideration. If legislation were enacted that would treat a type of Exempt Securities as taxable, the Pennsylvania Bond Fund would treat such security as a permissible taxable investment within the applicable limits set forth herein.

PENNSYLVANIA TAXES

  Under current Pennsylvania law, Shareholders will not be subject to Pennsylvania Personal Income Tax on distributions from the Pennsylvania Bond Fund attributable to interest income from Pennsylvania Exempt Securities or from obligations of the United States, its territories and certain of its agencies and instrumentalities ("Federal Exempt Securities"). However, Pennsylvania Personal Income Tax will apply to distributions from the Pennsylvania Bond Fund attributable to gain realized on the disposition of any investment, including Exempt Securities, or to interest income from investments other than Exempt Securities. Shareholders also will be subject to the Pennsylvania Personal Income tax on any gain they realize on the disposition of Shares in the Pennsylvania Bond Fund.


  Distributions attributable to interest from Exempt Securities are not subject to the Philadelphia School District Net Income Tax. However, for Philadelphia residents, distributions attributable to gain from the disposition of Exempt Securities are subject to the Philadelphia School District Net Income Tax, except that distributions attributable to gain on any investment held for more than six months are exempt. A shareholder's gain on the disposition of Shares in the Pennsylvania Bond Fund that he or she has held for more than six months will not be subject to the Philadelphia School District Net Income Tax.



  Shareholders are not subject to the county personal property tax imposed on residents of Pennsylvania to the extent that the Pennsylvania Bond Fund is comprised of Exempt Securities.


GENERAL

  Additional information regarding federal taxes is contained in the Statement of Additional Information under the heading "ADDITIONAL INFORMATION--Additional General Tax Information." However, the information contained in this Prospectus and the additional material in the Statement of Additional Information are only brief summaries of some of the important tax considerations generally affecting the Funds and their Shareholders. Accordingly, potential investors are urged to consult their own tax advisers concerning the application of federal, state and local taxes as such laws and regulations affect their own tax situation.

  Shareholders will be advised at least annually as to the federal income tax consequences of distributions made to them during the year.

                            MANAGEMENT OF THE GROUP

TRUSTEES OF THE GROUP

  Overall responsibility for management of the Group rests with its Board of Trustees. Unless so required by the Group's Declaration of Trust or By-Laws or by Ohio law, at any given time all of the Trustees may not have been elected by the shareholders of the Group. The Group will be managed by the Trustees in accordance with the laws of Ohio governing business trusts. The Trustees, in turn, elect the officers of the Group to supervise its day-to-day operations.

  The Trustees of the Group receive fees and are reimbursed for their expenses in connection with each meeting of the Board of Trustees they attend. However, no officer or employee of BISYS Fund Services Inc., the sole general partner of BISYS, or BISYS receives any compensation from the Group for acting as a Trustee of the Group. The officers of the Group receive no compensation directly from the Group for performing the duties of their offices. BISYS receives fees from each Fund for acting as Administrator, may receive fees under the Administrative Services Plan discussed below and may retain all or a portion of any sales load imposed upon purchases of Shares. BISYS Fund Services, Inc. receives fees from each Fund for acting as Transfer Agent and for providing certain fund accounting services.

INVESTMENT ADVISER


  Martindale Andres & Company, Inc., Four Falls Corporate Center, Suite 200, West Conshohocken, Pennsylvania 19428, is the investment adviser of each Fund and has served as such since the Funds' inception. The Adviser is a wholly owned subsidiary of Keystone Financial, Inc., 1 Keystone Plaza, Harrisburg, Pennsylvania 17101 ("Keystone"). The Adviser was organized in 1989 and was acquired by Keystone in December 1995. Except with respect to the other KeyPremier Funds, the Adviser has not previously served as the investment adviser to a registered open-end management investment company. However, the Adviser has managed since its founding the investment portfolio of high net worth individuals, endowments, pension and common trust funds. The Adviser currently has over $2.55 billion under management.


  Subject to the general supervision of the Board of Trustees of the Group and in accordance with the investment objectives and restrictions of the Funds, the Adviser manages each Fund, makes decisions with respect to and places orders for all purchases and sales of its portfolio securities, and maintains each Fund's records relating to such purchases and sales.

  Colleen M. Marsh is primarily responsible for the day-to-day management of the Income Fund's portfolio. Ms. Marsh is a senior portfolio manager in the fixed income division of the Adviser. She has over 12 years of experience managing fixed income portfolios and funds for clients. She spent the first 10 years of her investment management career with Keystone, and has managed the Intermediate Term Income Fund (a predecessor CIF to the Income Fund) for Keystone over this time period.

  Mr. James H. Somers is primarily responsible for the day-to-day management of the Government Securities Fund's portfolio. Mr. Somers joined the Adviser as a portfolio manager in September, 1995. From 1991 to September, 1995, Mr. Somers was president and owner of his own money management firm. Prior thereto and for five years he was a Vice President of Kidder Peabody & Company in New York.

  Mr. Robert Andres is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Andres co-founded the Adviser in 1989 and serves as its President and Chief Operating Officer. Prior thereto, he served as President of Merrill Lynch Mortgage Capital Corporation and manager of Merrill Lynch's secondary corporate bond trading division. He has had more than 30 years of broad based experience with respect to fixed-income securities, including more than 20 years in trading, sales and investment management of municipal securities.

  For the services provided and expenses assumed pursuant to its Investment Advisory Agreement with the Group, the Adviser is entitled to receive a fee from each Fund, computed daily and paid monthly, at the annual rate of sixty one-hundredths of one percent (.60%) of such Fund's average daily net assets.

  The Adviser may periodically voluntarily reduce all or a portion of its advisory fee with respect to a Fund to increase the net income of that Fund available for distribution as dividends. The Adviser may not seek reimbursement of such voluntarily reduced fees after the end of the fiscal year in which the fees were reduced. The reduction of such fee will cause the yield and total return of that Fund to be higher than they would otherwise be in the absence of such a reduction.

ADMINISTRATOR AND DISTRIBUTOR

  BISYS is the administrator for each Fund and also acts as the Funds' principal underwriter and distributor (the "Administrator" or the "Distributor," as the context indicates). BISYS and its affiliated companies, including BISYS Fund Services, Inc., are wholly owned by The BISYS Group, Inc., a publicly-held company which is a provider of information processing, loan servicing and 401(k) administration and recordkeeping services to and through banking and other financial organizations.

  The Administrator generally assists in all aspects of a Fund's administration and operation. For expenses assumed and services provided as administrator pursuant to its management and administration agreement with the Group, the Administrator receives a fee from each Fund, computed daily and paid periodically, calculated at an annual rate of eleven and one-half one-hundredths of one percent (.115%) of that Fund's average daily net assets. The Administrator may periodically voluntarily reduce all or a portion of its administration fee with respect to a Fund to increase the net income of that Fund available for distribution as dividends. The Administrator may not seek reimbursement of such reduced fees after the end of the fiscal year in which the fees were reduced. The voluntary reduction of such fee will cause the yield and total return of that Fund to be higher than they would otherwise be in the absence of such a fee reduction.

  The Distributor acts as agent for the Funds in the distribution of their Shares and, in such capacity, solicits orders for the sale of Shares, advertises, and pays the costs of advertising, office space and its personnel involved in such activities. The Distributor receives no compensation under its Distribution Agreement with the Group, but may retain all or a portion of any sales charge imposed upon the purchase of Shares. See "HOW TO PURCHASE AND REDEEM SHARES--Sales Charges."

EXPENSES


  The Adviser and the Administrator each bear all expenses in connection with the performance of their services as investment adviser and administrator, respectively, other than the cost of securities (including brokerage commissions, if any) purchased for the Funds.


ADMINISTRATIVE SERVICES PLAN

  The Group has adopted an Administrative Services Plan (the "Services Plan") pursuant to which each Fund is authorized to pay compensation to banks and other financial institutions (each a "Service Organization"), which may include the Adviser, Entities, and BISYS, which agree to provide certain ministerial, record keeping and/or administrative support services for their customers or account holders (collectively, "customers") who are the beneficial or record owner of Shares of that Fund. In consideration for such services, a Service Organization receives a fee from each Fund, computed daily and paid monthly, at an annual rate of up to .25% of the average daily net asset value of Shares of that Fund owned beneficially or of record by such Service Organization's customers for whom the Service Organization provides such services.


  The servicing agreements adopted under the Services Plan (the "Servicing Agreements") require the Service Organizations receiving such compensation to perform certain ministerial, record keeping and/or administrative support services with respect to the beneficial or record owners of Shares of the Funds, such as processing dividend and distribution payments from the Funds on behalf of customers, providing periodic statements to customers showing their positions in the Shares of the Funds, providing sub-accounting with respect to Shares beneficially owned by such customers and/or providing customers with a service that invests the assets of their accounts in Shares of a Fund pursuant to specific or pre-authorized instructions.



  As authorized by the Services Plan, the Group has entered into a Servicing Agreement with Keystone effective April 1, 1998, pursuant to which Keystone has agreed to provide certain administrative support services in connection with Shares of the Funds owned of record or beneficially by its customers. Such administrative support services may include, but are not limited to, those services described above. In consideration of such services, the Group, on behalf of each Fund, has agreed to pay Keystone a monthly fee, computed at the annual rate of up to 0.25% of the average aggregate net asset value of Shares of that Fund held during the period by customers for whom Keystone has provided services under the Servicing Agreement.


BANKING LAWS

  The Adviser believes that it possesses the legal authority to perform the investment advisory services for each Fund contemplated by its investment advisory agreement with the Group, as described in this Prospectus, without violation of applicable banking laws and regulations, and has so represented in its investment advisory agreement with the Group. Future changes in Federal or state statutes and regulations relating to permissible activities of banks or bank holding companies and their subsidiaries and affiliates as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations could change the manner in which the Adviser could continue to perform such services for the Funds. See "MANAGEMENT AND SERVICE PROVIDERS OF THE GROUP--Glass-Steagall Act" in the Statement of Additional Information for further discussion of applicable law and regulations.

                              GENERAL INFORMATION

DESCRIPTION OF THE GROUP AND ITS SHARES


  The Group was organized as an Ohio business trust on April 25, 1988. The Group consists of eight funds, each having its own class of shares. Each share represents an equal proportionate interest in a fund with other shares of the same fund, and is entitled to such dividends and distributions out of the income earned on the assets belonging to the fund as are declared at the discretion of the Trustees (see "Miscellaneous" below). The other funds of the Group are The KeyPremier Prime Money Market Fund, The KeyPremier Established Growth Fund, The KeyPremier Aggressive Growth Fund, The KeyPremier U.S. Treasury Securities Money Market Fund, and The KeyPremier Emerging Growth Fund.


  Shareholders are entitled to one vote for each dollar of value invested and a proportionate fractional vote for any fraction of a dollar invested, and will vote in the aggregate and not by fund except as otherwise expressly required by law. For example, Shareholders of a Fund will vote in the aggregate with other shareholders of the Group with respect to the election of Trustees. However, Shareholders of that Fund will vote as a fund, and not in the aggregate with other shareholders of the Group, for purposes of approval or amend-ment of the Fund's investment advisory agreement.

  Overall responsibility for the management of each Fund is vested in the Board of Trustees of the Group. See "MANAGEMENT OF THE GROUP--Trustees of the Group." Individual Trustees are elected by the shareholders of the Group, although Trustees may, under certain circumstances, fill vacancies, including vacancies created by expanding the size of the Board. Trustees may be removed by the Board of Trustees or shareholders in accordance with the provisions of the Declaration of Trust and By-Laws of the Group and Ohio law. See "ADDITIONAL INFORMATION--Miscellaneous" in the Statement of Additional Information for further information.

  An annual or special meeting of shareholders to conduct necessary business is not required by the Declaration of Trust, the 1940 Act or other authority except, under certain circumstances, to elect Trustees, amend the Declaration of Trust, the investment advisory agreement or a Fund's fundamental policies and to satisfy certain other requirements. To the extent that such a meeting is not required, the Group does not intend to have an annual or special meeting of shareholders.

  The Group has represented to the Commission that the Trustees will call a special meeting of shareholders for purposes of considering the removal of one or more Trustees upon written request therefor from shareholders holding not less than 10% of the outstanding votes of the Group. At such a meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Group), by majority vote, has the power to remove one or more Trustees.


  As of October 20, 1998, Keystone possessed, on behalf of its or its affiliates' underlying accounts, voting or investment power with respect to more than 25% of the outstanding Shares of each Fund.


CUSTODIAN

  The Bank of New York serves as the custodian for each Fund.

TRANSFER AGENCY AND FUND ACCOUNTING SERVICES

  BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, serves as the Funds' transfer agent pursuant to a Transfer Agency Agreement with the Group and receives a fee for such services. BISYS Fund Services, Inc. also provides certain accounting services for the Funds pursuant to a Fund Accounting Agreement and receives a fee from each Fund for such services equal to the greater of (a) a fee computed at an annual rate of 0.03% of that Fund's average daily net assets or (b) the annual fee of $30,000 ($35,000 for the Pennsylvania Bond Fund). See "MANAGEMENT AND SERVICE PROVIDERS OF THE GROUP--Transfer Agency and Fund Accounting Services" in the Statement of Additional Information for further information.

MISCELLANEOUS

  Shareholders will receive unaudited semi-annual reports and annual reports audited by independent public accountants.

  As used in this Prospectus and in the Statement of Additional Information, "assets belonging to the fund" means the consideration received by a fund upon the issuance or sale of shares in the fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or amounts derived from any reinvestment of such proceeds, and any general assets of the Group not readily identified as belonging to a particular fund that are allocated to such fund by the Group's Board of Trustees. The Board of Trustees may allocate such general assets in any manner it deems fair and equitable. Determinations by the Board of Trustees of the Group as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to the Funds are conclusive.

  As used in this Prospectus and in the Statement of Additional Information, a "vote of a majority of the outstanding Shares" of a Fund means the affirmative vote, at a meeting of Shareholders duly called, of the lesser of (a) 67% or more of the votes of Shareholders of that Fund present at a meeting at which the holders of more than 50% of the votes attributable to Shareholders of record of such Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of Shareholders of that Fund.

  Inquiries regarding the Funds may be directed in writing to the Group at 3435 Stelzer Road, Columbus, Ohio 43219, or by calling toll free (800) 766-3960.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

INVESTMENT ADVISER
Martindale Andres & Company, Inc.
Four Falls Corporate Center, Suite 200
West Conshohocken, Pennsylvania 19428

ADMINISTRATOR AND DISTRIBUTOR
BISYS Fund Services Limited Partnership
3435 Stelzer Road
Columbus, Ohio 43219

LEGAL COUNSEL
Baker & Hostetler LLP
65 East State Street
Columbus, Ohio 43215

AUDITORS
KPMG Peat Marwick LLP
Two Nationwide Plaza
Columbus, Ohio 43215

                               TABLE OF CONTENTS

                                        PAGE
                                        ----
PROSPECTUS SUMMARY....................    2
FEE TABLE.............................    4
FINANCIAL HIGHLIGHTS..................    5
PERFORMANCE INFORMATION...............    6
INVESTMENT OBJECTIVES AND POLICIES....    7
INVESTMENT RESTRICTIONS...............   26
VALUATION OF SHARES...................   27
HOW TO PURCHASE AND REDEEM SHARES.....   28
DIVIDENDS AND TAXES...................   35
MANAGEMENT OF THE GROUP...............   38
GENERAL INFORMATION...................   40

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR ITS DISTRIBUTOR, BISYS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY BISYS IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                      LOGO
                                      THE
                                   KEYPREMIER
                               INTERMEDIATE TERM
                                  INCOME FUND

                                      THE
                                   KEYPREMIER
                                LIMITED DURATION
                           GOVERNMENT SECURITIES FUND

                                      THE
                                   KEYPREMIER
                             PENNSYLVANIA MUNICIPAL
                                   BOND FUND
                                   MARTINDALE
                             ANDRES & COMPANY, INC.
                               INVESTMENT ADVISER
                                   Prospectus

                             dated October 30, 1998

                              CROSS REFERENCE SHEET

                       THE KEYPREMIER EMERGING GROWTH FUND


                                    One Fund

                                       of

                               The Sessions Group


Form N-1A Part A Item                    Prospectus Caption

1.   Cover page..................        Cover Page

2.   Synopsis....................        Fee Table

3.   Condensed Financial
       Information...............        Performance Information

4.   General Description of
       Registrant................        Investment Objective and Policies;
                                         Investment Restrictions; General
                                         Information - Description of the Group
                                         and Its Shares; Cover Page

5.   Management of the Fund......        Management of the Group; General
                                         Information - Custodian; General
                                         Information - Transfer Agency and Fund
                                         Accounting Services

5A.  Management Discussion
       of Fund Performance.......        Inapplicable

6.   Capital Stock and Other
       Securities................        How to Purchase and Redeem Shares;
                                         Dividends and Taxes; General Informa-
                                         tion - Description of the Group and Its
                                         Shares; General Information - Miscel-
                                         laneous

7.   Purchase of Securities
       Being Offered.............        Valuation of Shares; How to Purchase
                                         and Redeem Shares; Management of the
                                         Group

8.   Redemption or Repurchase....        How to Purchase and Redeem Shares

9.   Pending Legal Proceedings...        Inapplicable


THE KEYPREMIER EMERGING GROWTH FUND                      [KEYPREMIER FUNDS LOGO]
--------------------------------------------------------------------------------

3435 Stelzer Road
Columbus, Ohio 43219
                                                    For current yield, purchase,
                                                    and redemption information,
                                                    call (800) 766-3960.

--------------------------------------------------------------------------------

  The Sessions Group (the "Group") is an open-end management investment company. The Group includes The KeyPremier Emerging Growth Fund (the "Emerging Growth Fund") which is a diversified portfolio of the Group. The Trustees of the Group have divided the Emerging Growth Fund's beneficial ownership into an unlimited number of transferable units called shares (the "Shares").

  Martindale Andres & Company, Inc., West Conshohocken, Pennsylvania (the "Adviser"), which is a wholly owned subsidiary of Keystone Financial, Inc. ("Keystone"), acts as the investment adviser to the Emerging Growth Fund.

  Prospective investors should be aware that management may consider closing the Emerging Growth Fund to new Shareholders after the Fund reaches $300 million in total assets.

  Additional information about the Emerging Growth Fund and the Group, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission and is available upon request without charge by writing to the Group at its address or by calling the Group at the telephone number shown above. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.

  This Prospectus sets forth concisely the information about the Emerging Growth Fund and the Group that a prospective investor ought to know before investing. Investors should read this Prospectus and retain it for future reference.

  The Emerging Growth Fund's net asset value per share will fluctuate as the value of its portfolio changes in response to changing market prices and/or other factors.

  BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), Columbus, Ohio, acts as the Emerging Growth Fund's administrator and distributor. BISYS Fund Services, Inc., Columbus, Ohio, the general partner of BISYS, acts as the Emerging Growth Fund's transfer agent (the "Transfer Agent") and performs certain fund accounting services for the Fund.

THE SHARES OF THE EMERGING GROWTH FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, THE ADVISER, KEYSTONE OR ANY OF THEIR AFFILIATES. SUCH SHARES ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY, AND AN INVESTMENT IN THE EMERGING GROWTH FUND INVOLVES CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("COMMISSION") NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                The date of this Prospectus is October 30, 1998.

                               PROSPECTUS SUMMARY

     SHARES OFFERED: Units of beneficial interest ("Shares") of the Emerging Growth Fund, one separate investment fund of The Sessions Group, an Ohio business trust (the "Group").

     OFFERING PRICE: The public offering price of the Emerging Growth Fund is equal to the net asset value per share plus a sales charge of 4.50% of the public offering price, reduced on investments of $100,000 or more (See "HOW TO PURCHASE AND REDEEM SHARES--Sales Charges"). Under certain circumstances, the sales charge may be eliminated (See "HOW TO PURCHASE AND REDEEM SHARES--Sales Charge Waivers").

     MINIMUM PURCHASE: $1,000 minimum initial investment with $25 minimum subsequent investments. Such minimum initial investment is reduced for investors using the Auto Invest Plan described herein and for employees of the Adviser and its affiliates.

     TYPE OF COMPANY: The Emerging Growth Fund is a diversified series of an open-end, management investment company.

     INVESTMENT OBJECTIVES: Long-term growth of capital.

     INVESTMENT POLICIES: Under normal market conditions, the Emerging Growth Fund will invest substantially all, but under such conditions in no event less than 65%, of its total assets in common stocks and securities convertible into common stocks of growth-oriented micro-cap companies. For purposes of this policy, the Emerging Growth Fund considers companies with equity market capitalizations, at the time of purchase, of between $30 million and $350 million to be micro-cap companies.

     RISK FACTORS AND SPECIAL CONSIDERATIONS: An investment in the Emerging Growth Fund is subject to certain risks, including market risk, as set forth in detail under "INVESTMENT OBJECTIVE AND POLICIES--Risk Factors and Investment Techniques." As with other mutual funds, there can be no assurance that the Emerging Growth Fund will achieve its investment objective. Investing in smaller companies may offer greater capital appreciation potential but involves more risk than investing in larger companies. The Emerging Growth Fund, to the extent set forth under "INVESTMENT OBJECTIVE AND POLICIES," may engage in the following practices: the use of repurchase agreements and reverse repurchase agreements, entering into options and futures transactions, the purchase of securities on a when-issued or delayed-delivery basis and the purchase of foreign securities, both directly and through American Depository Receipts, and derivatives.

     INVESTMENT ADVISER: Martindale Andres & Company, Inc. (the "Adviser").

     DIVIDENDS: Dividends from net income are declared and generally paid semi-annually. Net realized capital gains, if any, are distributed at least annually.

     DISTRIBUTOR: BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS").


     PROPOSED REORGANIZATION: The Group has entered into an Agreement and Plan of Reorganization (the "Plan"), with Governor Funds, a Delaware business trust ("Governor"). Pursuant to the Plan, the Governor Emerging Growth Fund, a separate series of Governor (the "Acquiring Fund") would acquire all of the assets of the Emerging Growth Fund, in exchange for the assumption of all of the Emerging Growth Fund's liabilities and a number of full and fractional shares of the Acquiring Fund having an aggregate net asset value equal to the Emerging Growth Fund's net assets (the "Reorganization").



     The Reorganization is subject to certain regulatory approvals and to approval by the Shareholders of the Emerging Growth Fund at a Special Shareholders Meeting currently expected to be held in January, 1999. If the Shareholders approve the Reorganization, it is expected that the Reorganization will be effected on or about January 30, 1999; however, the Reorganization may be effected on such earlier or later date as the Group and Governor may determine. There can be no assurance that the Reorganization will take place when or as currently proposed.

                                   FEE TABLE


                                                               EMERGING
                                                              GROWTH FUND
                                                              -----------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on Purchases (as a percentage of
  offering price)...........................................      4.50%
ESTIMATED ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
Management Fees After Fee Waiver(1).........................      0.50%
12b-1 Fees..................................................      None
Other Expenses(2)...........................................      1.09
                                                                 -----
Estimated Total Fund Operating Expenses After Fee
  Waiver(1).................................................      1.59%
                                                                 =====


Example.  You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period:


                   1 YEAR                     3 YEARS
                   ------                     -------
                    $60                         $93


  The purpose of the above table is to assist a potential purchaser of Shares of the Emerging Growth Fund in understanding the various costs and expenses that an investor in such Fund will bear directly or indirectly. Such expenses do not include any fees charged by the Adviser or any of its affiliates to its customer accounts which may have invested in Shares of the Emerging Growth Fund. See "MANAGEMENT AND SERVICE PROVIDERS OF THE GROUP" and "GENERAL INFORMATION" for a more complete discussion of the annual operating expenses of the Emerging Growth Fund. THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.
---------------


(1) The Adviser has agreed voluntarily to reduce its investment advisory fee to 0.50% for the Emerging Growth Fund until January 31, 1999, and then to 0.60% until further written notice to Shareholders. Absent such voluntary fee waivers, Management Fees and Estimated Total Fund Operating Expenses would be 1.25% and 2.34%, respectively.



(2) "Other Expenses" are estimated for the current fiscal year.

                            PERFORMANCE INFORMATION


  From time to time performance information for the Emerging Growth Fund showing its aggregate total return, average annual total return and yield may be presented in advertisements, sales literature and shareholder reports. SUCH PERFORMANCE FIGURES ARE BASED ON HISTORICAL PERFORMANCE AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. Average annual total return is calculated for the period since commencement of operations for the Emerging Growth Fund and reflects the imposition of the maximum sales charge. Average annual total return is measured by comparing the value of an investment in the Fund at the beginning of the relevant period to the redeemable value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions), which figure is then annualized. Aggregate total return is calculated similarly to average annual total return except that the return figure is aggregated over the relevant period instead of annualized. Yield is computed by dividing the Emerging Growth Fund's net investment income per share earned during a recent one-month period by that Fund's per share maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result. The Emerging Growth Fund may also present its aggregate total return, average annual total return and yield excluding the effect of a sales charge.


  Investors may also judge the performance of the Emerging Growth Fund by comparing or referencing it to the performance of other mutual funds with comparable investment objectives and policies through various mutual fund or market indices and to data prepared by various services, which indices or data may be published by such services or by other services or publications. In addition to performance information, general information about the Emerging Growth Fund that appears in such publications may be included in advertisements, sales literature and reports to Shareholders.

  Yield and total return are generally functions of market conditions, types of investments held, and operating expenses. Consequently, current yields and total return will fluctuate and are not necessarily representative of future results. Any fees charged by Keystone or by any of its affiliates, including the Adviser, to its customer accounts which may have invested in Shares of the Emerging Growth Fund will not be included in performance calculations; such fees, if charged, will reduce the actual performance from that quoted. In addition, if the Adviser or BISYS voluntarily reduces all or part of its fees for the Emerging Growth Fund, as discussed below, the yield and total return for the Fund will be higher than they would otherwise be in the absence of such voluntary fee reductions.

                       INVESTMENT OBJECTIVE AND POLICIES

IN GENERAL

  The investment objective for the Emerging Growth Fund is long-term growth of capital. Any income earned by the Emerging Growth Fund will be incidental to its overall objective of long-term growth of capital. The investment objective of the Emerging Growth Fund is a non-fundamental policy and as such may be changed by the Group's Trustees without the vote of the Shareholders of the Fund. There can be no assurance that the investment objective of the Emerging Growth Fund will be achieved.

  Under normal market conditions, the Emerging Growth Fund will invest substantially all, but under such conditions in no event less than 65%, of its total assets in common stocks and securities convertible into common stocks of growth-oriented micro-cap companies. For purposes of this policy, the Emerging Growth Fund considers companies with equity market capitalizations, at the time of purchase, of between $30 million and $350 million to be micro-cap companies, and securities convertible into common stocks include convertible bonds, convertible preferred stock, options and rights. Under normal market condi-tions, up to 35% of the Emerging Growth Fund's total assets may be invested in common stocks and securities convertible into common stock of companies not meeting the foregoing micro-cap company equity market parameters.

  The Adviser's investment style with respect to the Emerging Growth Fund may be characterized as "buy-and-hold." When making individual security selections, the Adviser's investment horizon is expected to be a three to five year period. The Adviser will purchase and maintain positions in securities of companies that the Adviser believes have demonstrated one or more of the following characteristics:
(1) strong entrepreneurial management team with an ownership interest in the business; (2) solid long-term revenue and earnings outlook; (3) unique position in the company's targeted market; (4) sustainable competitive advantage in the company's targeted market; and (5) solid balance sheet. In addition, the Adviser attempts to invest in companies that are selling at earnings multiples which the Adviser believes to be less than their projected three to five year earnings growth rate. This growth at a discount management style relies on a combination of quantitative and fundamental analysis of historical and projected data to determine a stock's expected return.

  Under normal market conditions, the Emerging Growth Fund may also invest up to 25% of its total assets in warrants, foreign securities, directly or through sponsored American Depositary Receipts ("ADRs"), securities of other investment companies and REITs (real estate investment trusts), cash and Short-Term Obligations and may purchase the other investments and engage in other investment techniques described below.

  "Short-Term Obligations" consist of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including U.S. Treasury securities stripped of the unmatured interest coupons and such stripped interest coupons), with maturities of 12 months or less, certificates of deposit, bankers' acceptances and demand and time deposits of selected banks, securities of money market mutual funds, and commercial paper rated in one of the two highest rating categories by appropriate nationally recognized statistical rating organizations ("NRSROs," e.g., Standard & Poor's Corporation and Moody's Investors Service) and repurchase agreements collateralized by such obligations. These obligations are described further in the Statement of Additional Information. The Emerging Growth Fund may also invest up to 100% of its total assets in Short-Term Obligations and cash when deemed appropriate for temporary defensive purposes as determined by the Adviser to be warranted due to current or anticipated market conditions. However, to the extent that the Emerging Growth Fund is so invested, it may not achieve its investment objective.

RISK FACTORS AND INVESTMENT TECHNIQUES

  Like any investment program, an investment in the Emerging Growth Fund entails certain risks. Equity securities of micro-cap companies, such as those in which the Emerging Growth Fund may invest, may offer a greater capital appreciation potential but are more volatile and carry more risk than some other forms of investment, including investments in equity securities of larger, more established companies or high grade fixed income securities. Investments in micro-cap companies represent some of the smaller and least liquid equity securities in the U.S. markets. In addition, the Emerging Growth Fund is subject to general stock market risk, i.e., the possibility that stock prices in general will decline over short or even extended periods of time. The Emerging Growth Fund is intended for investors who can accept the risks associated with its investments and may not be suitable for all investors.

  Depending upon the performance of the Emerging Growth Fund's investments, its net asset value per share may decrease instead of increase.

  The Emerging Growth Fund, as described below, may invest in put and call options and futures. Such instruments are considered to be

"derivatives." A derivative is generally defined as an instrument whose value is based upon, or derived from, some underlying index, reference rate (e.g., interest rates), security, commodity or other asset. The Emerging Growth Fund will not invest more than 20% of its total assets in any such derivatives at any one time.

  Growth-Oriented Companies. The Emerging Growth Fund is intended for investors who have a long-term investment time horizon and who can accept the higher risks involved in seeking potentially higher capital appreciation through investments in growth oriented companies. A growth oriented company typically invests most of its net income in its enterprise and does not pay out much, if any, in dividends. Accordingly, the Emerging Growth Fund does not anticipate any significant distributions to Shareholders from net investment income, and potential investors should be in a financial position to forego current income from their investment in the Emerging Growth Fund. In addition, smaller capitalized companies generally have limited product lines, markets and financial resources and are dependent upon a limited management group. The securities of less seasoned companies and/or smaller capitalized companies may have limited marketability, which may affect or limit their liquidity and therefore the ability of the Emerging Growth Fund to sell such securities at the time and price it deems advisable. In addition, such securities may be subject to more abrupt or erratic market movements over time than securities of more seasoned and/or larger capitalized companies or the market as a whole.

  Other risks of investing in smaller capitalization companies include the probability that some companies may never realize the value discount potential that appeared to be inherent in them at the time of investment or may even fail as a business for several reasons. For example, a new product or innovation may not take hold, an anticipated takeover or turnaround may not occur, a trademark may lose its value to other generic products. Also, smaller companies may lack the resources, financial or otherwise, to take advantage of a valuable product or favorable market position or may be unable to withstand the competitive pressures of larger, more established rivals. The Adviser will seek to minimize the risks described above by broad diversification of the Emerging Growth Fund's portfolio. However, there can be no assurance that such diversification will prevent loss in value of certain portfolio securities or in the Emerging Growth Fund's net asset value.

  Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

  Repurchase Agreements. Securities held by the Emerging Growth Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, the Emerging Growth Fund would acquire securities, in exchange for cash, from banks and/or registered broker-dealers which the Adviser deems creditworthy under guidelines approved by the Group's Board of Trustees. The seller agrees to repurchase such securities at a mutually agreed date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. Securities subject to repurchase agreements must be of the same type and quality as those in which the Emerging Growth Fund may invest directly. Repurchase agreements are considered to be loans by the Emerging Growth Fund under the 1940 Act. For further information about repurchase agreements and the related risks, see "INVESTMENT OBJECTIVE AND POLICIES--Additional Information on Portfolio Instruments--Repurchase Agreements" in the Statement of Additional Information.

  Reverse Repurchase Agreements. The Emerging Growth Fund may borrow funds by entering into reverse repurchase agreements in accordance with the investment restrictions described below. Pursuant to such agreements, the Emerging Growth Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. At the time the Emerging Growth Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid securities consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest), and will continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Emerging Growth Fund may decline below the price at which such Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by the Emerging Growth Fund under the 1940 Act and therefore a form of leverage. The Emerging Growth Fund may experience a negative impact on its net asset value if interest rates rise during the term of a reverse repurchase agreement. The Emerging Growth Fund generally will invest the proceeds of such borrowings only when such borrowings will enhance the Fund's liquidity or when the Fund reasonably expects that the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. For further information about reverse repurchase agreements, see "INVESTMENT OBJECTIVE AND POLICIES--Additional Information on Portfolio Instruments--Reverse Repurchase Agreements" in the Statement of Additional Information.

  Except as otherwise disclosed to the Shareholders of the Emerging Growth Fund, the Group will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Adviser, BISYS, or their affiliates, and will not give preference to the Adviser's correspondents with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.

  Foreign Investments. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities and are denominated in U.S. dollars. Investments in foreign securities (including ADRs) may subject the Emerging Growth Fund to investment risks that differ in some respects from those related to investments in securities of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other investment income, possible seizure, nationalization, or expropriation of foreign deposits or investments, the possible establishment of exchange controls or taxation at the source, less stringent disclosure requirements, less liquid or developed securities markets or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal, interest or dividends on such securities or the purchase or sale thereof. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks.

  Restricted Securities. Securities in which the Emerging Growth Fund may invest include securities issued by corporations without registration under the Securities Act of 1933, as amended (the "1933 Act"), such as securities issued in reliance on the so-called "private placement" exemption from registration which is afforded by Section 4(2) of the 1933 Act ("Section 4(2) securities").
Section 4(2) securities are restricted as to disposition under the Federal securities laws, and generally are sold to institutional investors such as the Emerging Growth Fund who agree that they are purchasing the securities for investment and not with a view to public distribution. Any resale must also generally be made in an exempt transaction.
Section 4(2) securities are normally resold, if at all, to other institutional investors through or with the assistance of the issuer or investment dealers who facilitate the resale of such Section 4(2) securities, thus providing some liquidity.

  Pursuant to procedures adopted by the Board of Trustees of the Group, the Adviser may determine Section 4(2) securities to be liquid if such securities are eligible for resale under Rule 144A under the 1933 Act and are readily saleable. Rule 144A permits the Emerging Growth Fund to purchase securities which have been privately placed and resell such securities to certain qualified institutional buyers without restriction. For purposes of determining whether a Rule 144A security is readily saleable, and therefore liquid, the Adviser must consider, among other things, the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, and the nature of the security and marketplace trades of such security. However, investing in Rule 144A securities, even if such securities are initially determined to be liquid, could have the effect of increasing the level of the Emerging Growth Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

  Securities Lending. In order to generate additional income, the Emerging Growth Fund may, from time to time, lend its portfolio securities to broker-dealers, banks, or institutional borrowers of securities. The Emerging Growth Fund must receive 100% collateral in the form of cash or U.S. Government securities. This collateral will be valued daily by the Adviser. Should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Emerging Growth Fund. During the time portfolio securities are on loan, the borrower pays the Emerging Growth Fund any dividends or interest received on such securities. Loans are subject to termination by the Emerging Growth Fund or the borrower at any time. While the Emerging Growth Fund does not have the right to vote securities on loan, it intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower would default in its obligations, the Emerging Growth Fund bears the risk of delay in recovery of the portfolio securities and the loss of rights in the collateral. The Emerging Growth Fund will enter into loan agreements only with broker-dealers, banks, or other institutions that the Adviser has determined are creditworthy under guidelines established by the Group's Board of Trustees. The Emerging Growth Fund will not lend more than 33% of the total value of its portfolio securities at any one time.

  Writing Covered Call and Put Options. The Emerging Growth Fund may write covered call and put options on securities, or futures contracts regarding securities, in which such Fund may invest, in an effort to realize additional income. A put option gives the purchaser the right to sell, and a writer has the obligation to purchase, the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. A call option gives the purchaser of the option the right to buy, and a writer has the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is consideration for undertaking the obligations under the option contract. Such options will be listed on national securities or futures exchanges. The Emerging Growth Fund may write covered call options as a means of seeking to enhance its income through the receipt of premiums in instances in which the Adviser determines that the underlying securities or futures contracts are not likely to increase in value above the exercise price. The Emerging Growth Fund also may seek to earn additional income through the receipt of premiums by writing put options. By writing a call option, the Emerging Growth Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option; by writing a put option, the Emerging Growth Fund assumes the risk that it may be required to purchase the underlying security at a price in excess of its then current market value.

  The Emerging Growth Fund, as part of its option transactions, also may write index put and call options. Through the writing of index options the Emerging Growth Fund can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

  When the Emerging Growth Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the mean between bid and asked price. If an option expires on the stipulated expiration date or if the Emerging Growth Fund enters into a closing purchase transaction, it will realize a gain (or a loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If a call option is exercised, the Emerging Growth Fund may deliver the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received and the Emerging Growth Fund will realize a gain or loss. The Emerging Growth Fund will limit its writing of options such that at no time will more than 25% of the Fund's total assets be subject to such options transactions.

  Purchasing Options. In addition, the Emerging Growth Fund may purchase put and call options written by third parties covering indices and those types of financial instruments or securities in which the Fund may invest to attempt to provide protection against adverse price effects from anticipated changes in prevailing prices for such instruments. The purchase of a put option is intended to protect the value of the Emerging Growth Fund's holdings in a falling market while the purchase of a call option is intended to protect the value of the Emerging Growth Fund's positions in a rising market. Put and call options purchased by the Emerging Growth Fund will be valued at the last sale price, or in the absence of such a price, at the mean between the bid and asked price. Such options will be listed on national securities or futures exchanges.

  In purchasing a call option, the Emerging Growth Fund would be in a position to realize a gain if, during the option period, the price of the underlying security, index or futures contract increased by an amount in excess of the premium paid for the call option. It would realize a loss if the price of the underlying security, index or futures contract declined or remained the same or did not increase during the period by more than the amount of the premium. By purchasing a put option, the Emerging Growth Fund would be in a position to realize a gain if, during the option period, the price of the security, index or futures contract declined by an amount in excess of the premium paid. It would realize a loss if the price of the security, index or futures contract increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by the Emerging Growth Fund were permitted to expire without being sold or exercised, its premium would represent a realized loss to the Fund.

  Futures Contracts. The Emerging Growth Fund may purchase or sell contracts for the future delivery of the specific financial instruments or securities in which the Fund may invest, and indices based upon the types of securities in which the Fund may invest (collectively, "Futures Contracts"). The Emerging Growth Fund may use this investment technique as a substitute for a comparable market position in the underlying securities or to hedge against anticipated future changes in market prices, which otherwise might adversely affect either the value of the Fund's securities or the prices of securities which the Fund intends to purchase at a later date.

  To the extent the Emerging Growth Fund is engaging in a futures transaction as a hedging device, because of the risk of an imperfect correlation between securities in the Fund's portfolio that are the subject of a hedging transaction and the futures contract used as a hedging device, it is possible that the hedge will not be fully effective if, for example, losses on the portfolio securities exceed gains on the futures contract or losses on the futures contract exceed gains on the portfolio securities. For futures contracts based on indices, the risk of imperfect correlation increases as the composition of the Emerging Growth Fund's portfolio varies from the composition of the index. In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of futures contracts, the Emerging Growth Fund may buy or sell futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the future contract has been less or greater than that of the securities. Such "over hedging" or "under hedging" may adversely affect the Emerging Growth Fund's net investment results if the market does not move as anticipated when the hedge is established.

  Successful use of futures by the Emerging Growth Fund also is subject to the Adviser's ability to predict correctly movements in the direction of the market. For example, if the Emerging Growth Fund has hedged against the possibility of a decline in the market adversely affecting the value of securities held in its portfolio and prices increase instead, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Emerging Growth Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Emerging Growth Fund may have to sell such securities at a time when it may be disadvantageous to do so.

  An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

  Call options sold by the Emerging Growth Fund with respect to futures contracts will be covered by, among other things, entering into a long position in the same contract at a price no higher than the strike price of the call option, or by ownership of the instruments underlying, or instruments the prices of which are expected to move relatively consistently with the instruments underlying, the futures contract. Put options sold by the Emerging Growth Fund with respect to futures contracts will be covered when, among other things, cash or liquid securities are placed in a segregated account to fulfill the obligation undertaken.

  The Emerging Growth Fund may utilize various index futures to protect against changes in the market value of the securities in its portfolio or which it intends to acquire. Securities index futures contracts are based on an index of various types of securities, e.g., stocks or long-term corporate bonds. The index assigns relative values to the securities included in an index, and fluctuates with changes in the market value of such securities. The contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash based upon the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. The acquisition or sale of an index futures contract enables the Emerging Growth Fund to protect its assets from fluctuations in prices of certain securities without actually buying or selling such securities.

  In general, the value of futures contracts sold by the Emerging Growth Fund to offset declines in its portfolio securities will not exceed the total market value of the portfolio securities to be hedged, and futures contracts purchased by the Emerging Growth Fund will be covered by a segregated account consisting of cash or liquid securities in an amount equal to the total market value of such futures contracts, less the initial margin deposited therefor.

  When buying futures contracts and when writing put options, the Emerging Growth Fund will be required to segregate in a separate account cash and/or liquid securities in an amount sufficient to meet its obligations. When writing call options, the Emerging Growth Fund will be required to own the financial instrument or futures contract underlying the option or segregate cash and/or liquid securities in an amount sufficient to meet its obligations under written calls.

  When-Issued or Delayed-Delivery Securities. The Emerging Growth Fund may purchase securities on a when-issued or delayed-delivery basis. These transactions are arrangements in which the Emerging Growth Fund purchases securities with payment and delivery scheduled for a future time. The Emerging Growth Fund will engage in when-issued and delayed-delivery transactions only for the purpose of acquiring portfolio securities consistent with and in furtherance of its investment objective and policies, not for investment leverage, although such transactions represent a form of leveraging. When-issued or delayed-delivery securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve a risk that the price obtained in the transaction will be greater than those available in the market when delivery takes place. The Emerging Growth Fund will generally not pay for such securities or start earning dividends on them until they are received on the settlement date. When the Emerging Growth Fund agrees to purchase such securities, however, its custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account. Securities purchased on a when-issued or delayed-delivery basis are recorded as an asset and are subject to changes in the value based upon market factors. In when-issued and delayed-delivery transactions, the Emerging Growth Fund relies on the seller to complete the transaction; the seller's failure to do so may cause the Fund to miss a price considered to be advantageous.

  Investment Company Securities. The Emerging Growth Fund may also invest in the securities of other investment companies, including shares of a money market fund advised by the Adviser ("KeyPremier money market funds") in accordance with the limitations of the 1940 Act and any exemptions therefrom. The Emerging Growth Fund intends to invest in other investment companies which, in the opinion of the Adviser will assist the Fund in achieving its investment objective and in money market mutual funds for purposes of short-term cash management. The Emerging Growth Fund will incur additional expenses due to the duplication of fees and expenses as a result of investing in mutual funds. In order to avoid the imposition of additional fees as a result of investing in shares of a KeyPremier money market fund, the Adviser, BISYS, as the Emerging Growth Fund' administrator, and their affiliates will reduce their fees charged to the Emerging Growth Fund by an amount equal to the fees charged by such service providers based on a percentage of the Fund's assets attributable to the Fund's investment in the KeyPremier money market fund. Additional restrictions on the Emerging Growth Fund's investments in the securities of other mutual funds are contained in the Statement of Additional Information.


  Year 2000. Like other investment companies, financial and business organizations and individuals around the world, the Emerging Growth Fund could be affected adversely if the computer systems used by the Adviser, the Emerging Growth Fund's other service providers, and others do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Adviser and the Emerging Growth Fund's other service providers have informed the Group that they are taking steps to address the Year 2000 Problem with respect to the computer systems that they use. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Emerging Growth Fund as a result of the Year 2000 Problem.


                            INVESTMENT RESTRICTIONS

  The Emerging Growth Fund is subject to a number of investment restrictions that may be changed only by a vote of a majority of the outstanding Shares of the Fund (as defined under "GENERAL INFORMATION--Miscellaneous" herein). The Emerging Growth Fund will not:

  1. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the Fund's total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

  2. Purchase any securities which would cause more than 25% of the Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by obligations of the U.S. Government, its agencies or instrumentalities; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; (c) utilities will be divided according to their services; and (d) technology companies will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry and medical devices, biotechnology, semi-conductor, software and communications will each be considered a separate industry.

  3. Borrow money or issue senior securities except that the Fund may enter into reverse repurchase agreements and may otherwise borrow money or issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

  4. Make loans, except that the Fund may purchase or hold debt instruments and lend portfolio securities in accordance with its investment objective and policies, make time deposits with financial institutions and enter into repurchase agreements.

  The following additional investment restriction may be changed without the vote of a majority of the outstanding Shares of the Emerging Growth Fund: the Fund may not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid. For purposes of this investment restriction, illiquid securities include securities which are not readily marketable and repurchase agreements with maturities in excess of seven days.

                              VALUATION OF SHARES

  The net asset value of the Emerging Growth Fund is determined and its Shares are priced as of the close of regular trading on the New York Stock Exchange (the "Exchange") (generally 4:00 p.m. Eastern time) on each Business Day of the Fund. The time at which the Shares of the Emerging Growth Fund are priced is hereinafter referred to as the "Valuation Time." A "Business Day" of the Emerging Growth Fund is a day on which the Exchange is open for trading and any other day (other than a day on which no Shares of the Fund are tendered for redemption and no order to purchase any Shares of the Fund is received) during which there is sufficient trading in portfolio instruments such that the Fund's net asset value per share might be materially affected. The Exchange will not be open in observance of the following holidays: New Year's Day, Martin Luther King, Jr.'s Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Net asset value per share for purposes of pricing purchases and redemptions is calculated by dividing the value of all securities and other assets belonging to the Emerging Growth Fund, less the liabilities charged to the Fund, by the number of the Fund's outstanding Shares.


  The net asset value per share for the Emerging Growth Fund will fluctuate as the value of the investment portfolio of the Fund changes.


  The portfolio securities for which market quotations are readily available are valued based upon their current available prices in the principal market in which such securities normally are traded. Unlisted securities for which market quotations are readily available are valued at such market values. Other securities, including restricted securities and other securities for which market quotations are not readily available, and other assets are valued at fair value by the Adviser under procedures established by, and under the supervision of the Group's Board of Trustees. Securities may be valued by an independent pricing service approved by the Group's Board of Trustees. Investments in debt securities with remaining maturities of 60 days or less may be valued based upon the amortized cost method.

                       HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR

  Shares in the Emerging Growth Fund are sold on a continuous basis by the Group's distributor, BISYS (the "Distributor"). The principal office of the Distributor is 3435 Stelzer Road, Columbus, Ohio 43219. If you wish to purchase Shares, telephone the Group at (800) 766-3960.

SPECIAL RESTRICTIONS

  Prospective investors should be aware that management may consider closing the Emerging Growth Fund to new Shareholders at the end of the 90th calendar day after the Emerging Growth Fund reaches $300 million in total assets. No investments by new Shareholders will be accepted after such closure. Depending upon market conditions and the availability of suitable investments for the Emerging Growth Fund, investments from new Shareholders may be accepted. The time period for any such investments by new Shareholders will be determined by the Adviser based primarily on its ability to effectively invest the Emerging Growth Fund's available cash. There is no limitation on purchases of the Emerging Growth Fund's Shares through the reinvestment of dividends and capital gains distributions paid by the Emerging Growth Fund.

  The Emerging Growth Fund reserves the right to modify or eliminate restrictions on the sale of its Shares if such action is in the interest of the Emerging Growth Fund's Shareholders.

EMPLOYEE BENEFIT PLANS

  Purchases, exchanges and redemptions of Shares through an employee benefit plan may be subject to different requirements and limitations imposed by employers than those discussed below. Investors should consult their employer for more information on how to purchase, exchange and redeem Shares of the Emerging Growth Fund through their employer's plan.

PURCHASES OF SHARES

  Shares may be purchased through procedures established by the Distributor in connection with the requirements of qualified accounts maintained by or on behalf of certain persons ("Customers") by the Adviser, its affiliates or its correspondent entities (collectively, "Entities").

  Shares of the Emerging Growth Fund sold to the Entities acting in a fiduciary, advisory, custodial, agency, or other similar capacity on behalf of Customers will normally be held of record by the Entities. With respect to Shares of the Emerging Growth Fund so sold, it is the responsibility of the particular Entity to transmit purchase or redemption orders to the Distributor and to deliver federal funds for purchase on a timely basis. Beneficial ownership of Shares will be recorded by the Entities and reflected in the account statements provided by the Entities to Customers.

  Investors may also purchase Shares by completing and signing an Account Registration Form and mailing it, together with a check (or other negotiable bank draft or money order) in at least the minimum initial purchase amount, payable to the Emerging Growth Fund, to The KeyPremier Funds, P.O. Box 182707, Columbus, Ohio 43218-2707. Subsequent purchases of Shares of the Emerging Growth Fund may be made at any time by mailing a check (or other negotiable bank draft or money order) payable to the Group, to the above address.

  If an Account Registration Form has been previously received by the Group, investors may also purchase Shares by wiring funds to the Emerging Growth Fund's custodian. Prior to wiring any such funds and in order to ensure that wire orders are invested promptly, investors must call the Group at (800) 766-3960 to obtain instructions regarding the bank account number into which the funds should be wired and other pertinent information.

  Shares of the Emerging Growth Fund are purchased at the net asset value per share (see "VALUATION OF SHARES") next determined after receipt by the Distributor, its agents or broker-dealers with whom it has an agreement of an order in good form to purchase Shares plus any applicable sales charge as described below. Purchases of Shares of the Emerging Growth Fund will be effected only on a Business Day (as defined in "VALUATION OF SHARES") of the Fund.

  For an order for the purchase of Shares of the Emerging Growth Fund that is placed through a broker-dealer, the applicable public offering price will be the net asset value as so determined (plus any applicable sales charge), but only if the broker-dealer receives the order and transmits it to the Distributor prior to the Valuation Time for that day. The broker-dealer is responsible for transmitting such orders by the Valuation Time. If the broker-dealer fails to do so, the investor's right to that day's closing price must be settled between the investor and the broker-dealer. If the broker-dealer receives the order after the Valuation Time for that day, the price will be based on the net asset value determined as of the Valuation Time for the next Business Day.

MINIMUM INVESTMENT

  Except as otherwise discussed below under "Auto Invest Plan," the minimum investment is $1,000 for the initial purchase of Shares of the Emerging Growth Fund by an investor and $25 for subsequent purchases of Shares of the Fund. The initial minimum investment amount is reduced to $250 for employees of the Adviser, Keystone or any of their affiliates.

  Depending upon the terms of a particular Customer's account, the Entities or their affiliates may charge a Customer account fees for automatic investment and other cash management services provided in connection with an investment in the Emerging Growth Fund. Information concerning these services and any charges will be provided by the Entities. This Prospectus should be read in conjunction with any such information received from the Entities or their affiliates.

  The Emerging Growth Fund reserves the right to reject any order for the purchase of its Shares in whole or in part, including purchases made with foreign checks and third party checks not originally made payable to the order of the investor.

  Every Shareholder will receive a confirmation of each new transaction in his or her account, which will also show the total number of Shares owned by the Shareholder and the number of Shares being held in safekeeping by the Transfer Agent for the account of the Shareholder. Reports of purchases and redemptions of Shares by Entities on behalf of their Customers will be sent by the Entities to their Customers. Shareholders may rely on these statements in lieu of certificates. Certificates representing Shares will not be issued.

AUTO INVEST PLAN

  The KeyPremier Funds Auto Invest Plan enables Shareholders to make regular monthly or quarterly purchases of Shares of the Emerging Growth Fund through automatic deduction from their bank accounts, provided that the Shareholder's bank is a member of the Federal Reserve and the Automated Clearing House (ACH) system. With Shareholder authorization the Transfer Agent will deduct the amount specified (subject to the applicable minimums) from the Shareholder's bank account which will automatically be invested in Shares of the Emerging Growth Fund at the public offering price next determined after receipt of payment by the Transfer Agent. The required minimum initial investment when opening an account using the Auto Invest Plan is $250; the minimum amount for subsequent investments is $25. To participate in the Auto Invest Plan, Shareholders should complete the appropriate section of the Account Registration Form or a supplemental sign-up form which can be acquired by calling the Group at (800) 766-3960. For a Shareholder to change the Auto Invest instructions, the request must be made in writing to the Group at: 3435 Stelzer Road, Columbus, Ohio 43219.

  The Group may eliminate or change the Auto Invest Plan at any time or from time to time without notice thereof.

KEYPREMIER INDIVIDUAL RETIREMENT ACCOUNT ("IRA")

  A KeyPremier IRA enables individuals, even if they participate in an employer-sponsored retirement plan, to establish their own retirement program. KeyPremier IRA contributions may be tax-deductible and earnings are tax deferred. Under the Tax Reform Act of 1986, the tax deductibility of IRA contributions is restricted or eliminated for individuals who participate in certain employer pension plans and whose annual income exceeds certain limits. Existing IRAs and future contributions up to the IRA maximums, whether deductible or not, still earn income on a tax-deferred basis.

  All KeyPremier IRA distribution requests must be made in writing to the Distributor. Any deposits to a KeyPremier IRA must distinguish the type and year of the contributions.

  For more information on the KeyPremier IRAs call the Group at (800) 766-3960. Investment in Shares of the KeyPremier Pennsylvania Municipal Bond Fund or any other tax-exempt fund would not be appropriate for a KeyPremier IRA. Shareholders are advised to consult a tax adviser on

KeyPremier IRA contribution and withdrawal requirements and restrictions.

IN-KIND PURCHASES

  Payment of Shares of the Emerging Growth Fund may, in the discretion of the Adviser, be made in the form of securities that are permissible investments for the Fund as described in this Prospectus. For further information about this form of payment, contact the Adviser. In connection with an in-kind securities payment, the Emerging Growth Fund will require, among other things, that the securities be valued on the date of purchase in accordance with the pricing methods used by the Fund and that the Fund receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form of transfer to the Fund; and that adequate information be provided concerning the basis and other tax matters relating to the securities. An in-kind securities payment may result in a taxable event for the purchaser of Shares.

SALES CHARGES

  The public offering price of Shares of the Emerging Growth Fund equals net asset value plus a sales charge in accordance with the table below. BISYS receives this sales charge as Distributor and reallows a portion of it as dealer discounts and brokerage commissions. However, the Distributor, in its sole discretion may pay certain dealers all or part of the portion of the sales charge it receives. The broker or dealer who receives a reallowance in excess of 90% of the sales charge may be deemed to be an "underwriter" for purposes of the Securities Act of 1933.

                                                             DEALER
                                                           DISCOUNTS
      AMOUNT OF         SALES CHARGE                     AND BROKERAGE
    TRANSACTION AT      AS % OF NET    SALES CHARGE AS   COMMISSIONS AS
   PUBLIC OFFERING         AMOUNT        % OF PUBLIC      % OF PUBLIC
        PRICE             INVESTED     OFFERING PRICE    OFFERING PRICE
----------------------  ------------   ---------------   --------------
Less than $100,000....      4.71%           4.50%             4.05%
$100,000 but less than
  $250,000............      3.63            3.50              3.15
$250,000 but less than
  $500,000............      2.56            2.50              2.25
$500,000 but less than
  $1,000,000..........      1.52            1.50              1.35
$1,000,000 or more....         0               0                 0


  From time to time dealers who receive dealer discounts and brokerage commissions from the Distributor may reallow all or a portion of such dealer discounts and brokerage commissions to other dealers or brokers.


SALES CHARGE WAIVERS


  The Distributor will waive sales charges for the purchase of Shares of the Emerging Growth Fund by or on behalf of (1) purchasers for whom Keystone, the Adviser, one of their affiliates or another financial institution acts in a fiduciary, advisory, agency, custodial (other than individual retirement accounts), or similar capacity, (2) officers, trustees, directors, advisory board members, employees and retired employees (including spouses, children and parents of the foregoing) of Keystone, the Adviser, the Group, BISYS and any affiliated company thereof, (3) investors who purchase Shares with the proceeds from a distribution from the Adviser, Keystone or an affiliate trust or agency account, (4) brokers, dealers and agents who have a sales agreement with the Distributor, and their employees (and their spouses and children under 21), and
(5) investment advisers or financial planners regulated by a federal or state governmental authority who are purchasing Shares for their own account or for an account for which they are authorized to make investment decisions (i.e., a discretionary account) and who charge a management, consulting or other fee for their services, and clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of a broker or agent. The Distributor may change or eliminate the foregoing waivers at any time or from time to time without notice thereof. The Distributor may also periodically waive all or a portion of the sales charge for all investors with respect to the Emerging Growth Fund.


  In addition, the Distributor may waive sales charges for the purchase of the Emerging Growth Fund's Shares with the proceeds from the recent redemption of shares of a non-money market fund that imposes a sales charge. The purchase must be made within 60 days of the redemption, and the Distributor must be notified in writing by the investor, or by his financial institution, at the time the purchase is made. A copy of the investor's account statement showing such redemption must accompany such notice.

CONCURRENT PURCHASES

  For purposes of qualifying for a lower sales charge, investors have the privilege of combining concurrent purchases of the Emerging Growth Fund and one or more of the other funds of the Group sold with a sales charge and advised by the Adviser ("KeyPremier Load Funds"). For example, if a Shareholder concurrently purchases Shares in the Emerging Growth Fund at the total public offering price of $50,000 and Shares in another KeyPremier Load Fund at the total public offering price of $50,000, the sales charge for such shares of the Emerging Growth Fund would be that applicable to a $100,000 purchase as shown in the table above. This privilege, however, may be modified or eliminated at any time or from time to time by the Group without notice thereof.

LETTER OF INTENT

  An investor may obtain a reduced sales charge by means of a written Letter of Intent which expresses the intention of such investor to purchase Shares of the Emerging Growth Fund at a designated total public offering price within a designated 13-month period. Each purchase of Shares under a Letter of Intent will be made at the net asset value plus the sales charge applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the Letter of Intent. A Letter of Intent may include purchases of Shares made not more than 90 days prior to the date such investor signs a Letter of Intent; however, the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included. This program may be modified or eliminated at any time or from time to time by the Group without notice. For further information about letters of intent, interested investors should contact the Group at (800) 766-3960.

  A Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the Shares actually purchased if the full amount indicated is not purchased, and such escrowed Shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed Shares, whether paid in cash or reinvested in additional Shares, are not subject to escrow. The escrowed Shares will not be available for disposal by the investor until all purchases pursuant to the Letter of Intent have been made or the higher sales charge has been paid. When the full amount indicated has been purchased, the escrow will be released. An adjustment will be made to reflect any reduced sales charge applicable to Shares purchased during the 90-day period prior to the date the Letter of Intent was entered into at the conclusion of the 13-month period and in the form of additional Shares credited to the Shareholder's account at the then current public offering price applicable to a single purchase of the total amount of the total purchases. Additionally, if the total purchases within the 13-month period exceed the amount specified, a similar adjustment will be made to reflect further reduced sales charges applicable to such purchases, if any.

RIGHT OF ACCUMULATION

  Pursuant to the right of accumulation, investors are permitted to purchase Shares of the Emerging Growth Fund at the public offering price applicable to the total of (a) the total public offering price of the Shares of the Fund then being purchased plus (b) an amount equal to the then current net asset value of the purchaser's combined holdings of the Shares of all KeyPremier Load Funds. The "purchaser's combined holdings" described in the preceding sentence shall include the combined holdings of the purchaser, the purchaser's spouse and children under the age of 21 and the purchaser's retirement plan accounts. To receive the applicable public offering price pursuant to the right of accumulation, Shareholders must, at the time of purchase, give the Transfer Agent sufficient information to permit confirmation of qualification. This right of accumulation, however, may be modified or eliminated at any time or from time to time by the Group without notice.

EXCHANGE PRIVILEGE

  Shares of the Emerging Growth Fund may be exchanged for Shares of a KeyPremier money market fund or any other KeyPremier Load Fund if the amount to be exchanged meets the applicable minimum investment requirements and the exchange is made in states where it is legally authorized. Each exchange will be made at respective net asset values except that a sales charge, equal to the difference, if any, between the sales charge payable upon the purchase of shares of the KeyPremier Fund to be acquired in the exchange and the sales charge previously paid on the Shares to be exchanged, will be assessed. In determining the sales charge previously paid on the Shares to be exchanged, such Shares may include Shares which were acquired through a previous exchange for shares on which a sales charge was paid. Under such circumstances, the Shareholder must notify the Group that a sales charge was originally paid and provide the Group with sufficient information to permit confirmation of the Shareholder's right not to pay a sales charge.

  An exchange is considered a sale of Shares for federal income tax purposes. However, a Shareholder may not include any sales charge on Shares of the Emerging Growth Fund as a part of the cost of those Shares for purposes of calculating the gain or loss realized on an exchange of those Shares within 90 days of their purchase.

  The Group may at any time modify or terminate the foregoing exchange privileges. The Group, however, will give Shareholders 60 days' advance written notice of any such modification.

  A Shareholder wishing to exchange his or her Shares may do so by contacting the Group at (800) 766-3960 or by providing written instructions to the Group. Any Shareholder who wishes to make an exchange should obtain and review the current prospectus of the fund in which he or she wishes to invest before making the exchange. For a discussion of risks associated with unauthorized telephone exchanges, see "Redemption by Telephone" below.

REDEMPTION OF SHARES

  Shares may ordinarily be redeemed by mail or by telephone. However, all or part of a Customer's Shares may be redeemed in accordance with instructions and limitations pertaining to his or her account at an Entity. For example, if a Customer has agreed with an Entity to maintain a minimum balance in his or her account with the Entity, and the balance in that account falls below that minimum, the Customer may be obliged to redeem, or the Entity may redeem on behalf of the Customer, all or part of the Customer's Shares of the Emerging Growth Fund to the extent necessary to maintain the required minimum balance.

Redemption by Mail

  A written request for redemption must be received by the Group, at the address shown on the front page of this Prospectus, in order to honor the request. The Transfer Agent will require a signature guarantee by an eligible guarantor institution. The signature guarantee requirement will be waived if the following conditions apply: (1) the redemption check is payable to the Shareholder(s) of record, and (2) the redemption check is mailed to the Shareholder(s) at the address of record or mailed or wired to a commercial bank account previously designated on the Account Registration Form. There is no charge for having redemption proceeds mailed to a designated bank account. To change the address to which a redemption check is to be mailed, a written request therefor must be received by the Transfer Agent. In connection with such request, the Transfer Agent will require a signature guarantee by an eligible guarantor institution. For purposes of this policy, the term "eligible guarantor institution" shall include banks, brokers, dealers, credit unions, securities exchanges and associations, clearing agencies and savings associations as those terms are defined in the Securities Exchange Act of 1934. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000.

Redemption by Telephone

  If a Shareholder has so designated on the Account Registration Form, a Shareholder may request a redemption of his or her Shares by telephoning the Transfer Agent and having the payment of redemption requests sent electronically directly to a domestic commercial bank account previously designated by the Shareholder on the Account Registration Form. A shareholder may also have such payment mailed directly to the Shareholder at the Shareholder's address as recorded by the Transfer Agent. However, this option may be suspended for a period of 30 days following a telephonic address change. Under most circumstances, such payments will be transmitted on the next Business Day following receipt of a valid request for redemption. Such wire redemption requests may be made by the Shareholder by telephone to the Group. The Group may reduce the amount of a wire redemption payment by the then-current wire redemption charge of the Emerging Growth Fund's custodian. There is currently no charge for having payment of redemption requests mailed or sent electronically to a designated bank account. For telephone redemptions, call the Group at (800) 766-3960.

  Neither the Group, the Emerging Growth Fund nor their service providers will be liable for any loss, damages, expense or cost arising out of any telephone redemption effected in accordance with the Group's telephone redemption procedures, acting upon instructions reasonably believed to be genuine. The Group will employ procedures designed to provide reasonable assurance that instructions by telephone are genuine; if these procedures are not followed, the Group, the Emerging Growth Fund or their service providers may be liable for any losses due to unauthorized or fraudulent instructions. These procedures include recording all phone conversations, sending confirmations to Shareholders within 72 hours of the telephone transaction, verification of account name and account number or tax identification number, and sending redemption proceeds only to the address of record or to a previously authorized bank account. If, due to temporary adverse conditions, Shareholders are unable to effect telephone transactions, Shareholders may also mail the redemption request to the Group at the address shown on the front page of this Prospectus.

AUTO WITHDRAWAL PLAN

  The Auto Withdrawal Plan enables Shareholders of the Emerging Growth Fund, with an account balance in the Fund of $5,000 or more, to make regular monthly or quarterly redemptions of Shares. With Shareholder authorization, the Transfer Agent will automatically redeem Shares at the net asset value on the dates of the withdrawal and have a check in the amount specified mailed to the Shareholder. The required minimum withdrawal is $50 monthly. To participate in the Auto Withdrawal Plan, Shareholders should call (800) 766-3960 for more information. Purchases of additional Shares, including use of the Auto Invest Plan described above, concurrent with withdrawals may be disadvantageous to certain Shareholders because of tax liabilities and sales charges. For a Shareholder to change the Auto Withdrawal instructions, the request must be made in writing to the Group.

PAYMENTS TO SHAREHOLDERS

  Redemption orders are effected at the net asset value per share next determined after the Shares are properly tendered for redemption, as described above. Payment to Shareholders for Shares redeemed will be made within seven days after receipt by the Distributor of the request for redemption. However, to the greatest extent possible, the Emerging Growth Fund will attempt to honor requests from Shareholders for next day payments upon redemption of Shares if the request for redemption is received by the Distributor before the Valuation Time on a Business Day or, if the request for redemption is received after the Valuation Time, to honor requests for payment on the second Business Day. The Emerging Growth Fund will attempt to so honor redemption requests unless it would be disadvantageous to the Emerging Growth Fund or the Shareholders of the Fund to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner.

  At various times, the Group may be requested to redeem Shares for which it has not yet received good payment. In such circumstances, the Group may delay the forwarding of proceeds for up to 15 days or more until payment has been collected for the purchase of such Shares. The Group intends to pay cash for all Shares redeemed, but under abnormal conditions which make payment in cash unwise, the Group may make payment wholly or partly in readily marketable portfolio securities at their then market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

  Due to the relatively high cost of handling small investments, the Group reserves the right to redeem, at net asset value, the Shares of the Emerging Growth Fund of any Shareholder if, because of redemptions of Shares by or on behalf of the Shareholder (but not as a result of a decrease in the market price of such Shares, the deduction of any sales charge or the establishment of an account with less than $1,000 using the Auto Invest Plan), the account of such Shareholder has a value of less than $1,000 ($250 if the Shareholder is an employee of the Adviser or one of its affiliates). Accordingly, an investor purchasing Shares of the Emerging Growth Fund in only the minimum investment amount may be subject to such involuntary redemption if he or she thereafter redeems some of his or her Shares. Before the Group exercises its right to redeem such Shares and to send the proceeds to the Shareholder, the Shareholder will be given notice that the value of the Shares in his or her account is less than the minimum amount and will be allowed at least 60 days to make an additional investment in an amount which will increase the value of the account to at least $1,000 ($250 if the Shareholder is an employee of the Adviser or one of its affiliates).

  See "ADDITIONAL PURCHASE AND REDEMPTION INFORMATION" in the Statement of Additional Information for examples of when the Group may suspend the right of redemption.

                              DIVIDENDS AND TAXES

DIVIDENDS

  A dividend for the Emerging Growth Fund is declared semi-annually at the close of business on the day of declaration consisting of an amount of accumulated undistributed net income of the Fund as determined necessary or appropriate by the appropriate officers of the Group. Such dividend is generally paid semi-annually. Shareholders will automatically receive all income dividends and capital gains distributions in additional full and fractional Shares of the Emerging Growth Fund at the net asset value as of the date of payment, unless the Shareholder elects to receive dividends or distributions in cash. Such election, or any revocation thereof, must be made in writing to the Transfer Agent at 3435 Stelzer Road, Columbus, Ohio 43219, and will become effective with respect to dividends and distributions having record dates after its receipt by the Transfer Agent.

  Distributable net realized capital gains, if any, for the Emerging Growth Fund are distributed at least annually. Dividends are paid in cash not later than seven Business Days after a Shareholder's complete redemption of his or her Shares in the Emerging Growth Fund.

  If a Shareholder elects to receive distributions in cash, and checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, the Shareholder's cash election will be changed automatically and future dividend and capital gains distributions will be reinvested in the Emerging Growth Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

FEDERAL TAXES

  The Emerging Growth Fund is treated as a separate entity for federal income tax purposes and intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986 (the "Code") for so long as such qualification is in the best interest of the Fund's Shareholders. Qualification as a regulated investment company under the Code requires, among other things, that the regulated investment company distribute to its shareholders at least 90% of its investment company taxable income. The Emerging Growth Fund contemplates declaring as dividends all or substantially all of its investment company taxable income (before deduction of dividends paid).

  A non-deductible 4% excise tax is imposed on regulated investment companies that do not distribute in each calendar year (regardless of having a non-calendar taxable year) an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gain net income for the one-year period ending on October 31 of such calendar year. If distributions during a calendar year were less than the required amount, the Emerging Growth Fund would be subject to a nondeductible 4% excise tax on the deficiency.

  It is expected that the Emerging Growth Fund will distribute annually to its Shareholders all or substantially all of the Fund's net ordinary income and net realized capital gains and that such distributed net ordinary income and distributed net realized capital gains will be taxable income to Shareholders for federal income tax purposes, even if paid in additional Shares of the Fund and not in cash. The dividends received deduction for corporations will apply to the aggregate of such ordinary income distributions in the same proportion as the aggregate dividends eligible for the dividends deduction, if any, received by the Emerging Growth Fund bear to its gross income.


  Distribution by the Emerging Growth Fund of the excess of net long-term capital gain, if any, over net short-term capital loss is taxable to Shareholders as long-term capital gain in the year in which it is received, regardless of how long the Shareholder has held the Shares. Such distributions are not eligible for the dividends received deduction.


  If the net asset value of a Share is reduced below the Shareholder's cost of that Share by the distribution of income or gain realized on the sale of securities, the distribution, from a practical stand point, is a return of invested principal, although taxable as described above.

  Prior to purchasing Shares, the impact of dividends or capital gains distributions which are expected to be declared or have been declared, but have not been paid, should be carefully considered. Any such dividends or capital gains distributions paid shortly after a purchase of Shares prior to the record date will have the effect of reducing the per share net asset value of the Shares by the amount of the dividends or distributions. All or a portion of such dividends or distributions, although in effect a return of capital, is subject to tax.

  Additional information regarding federal taxes is contained in the Statement of Additional Information under the heading "ADDITIONAL INFORMATION--Additional General Tax Information." However, the information contained in this Prospectus and the additional material in the Statement of Additional Information are only brief summaries of some of the important tax considerations generally affecting the Emerging Growth Fund and its Shareholders. Accordingly, potential investors are urged to consult their own tax advisers concerning the application of federal, state and local taxes as such laws and regulations affect their own tax situation.

  Shareholders will be advised at least annually as to the federal income tax consequences of distributions made to them during the year.

                             MANAGEMENT AND SERVICE
                             PROVIDERS OF THE GROUP

TRUSTEES OF THE GROUP

  Overall responsibility for management of the Group rests with its Board of Trustees. Unless so required by the Group's Declaration of Trust or By-Laws or by Ohio law, at any given time all of the Trustees may not have been elected by the shareholders of the Group. The Group will be managed by the Trustees in accordance with the laws of Ohio governing business trusts. The Trustees, in turn, elect the officers of the Group to supervise its day-to-day operations.

  The Trustees of the Group receive fees and are reimbursed for their expenses in connection with each meeting of the Board of Trustees they attend. However, no officer or employee of BISYS Fund Services Inc., the sole general partner of BISYS, or BISYS receives any compensation from the Group for acting as a Trustee of the Group. The officers of the Group receive no compensation directly from the Group for performing the duties of their offices. BISYS receives fees from the Emerging Growth Fund for acting as Administrator, may receive fees under the Administrative Services Plan discussed below and may retain all or a portion of any sales load imposed upon purchases of Shares. BISYS Fund Services, Inc. receives fees from the Emerging Growth Fund for acting as Transfer Agent and for providing certain fund accounting services.

INVESTMENT ADVISER


  Martindale Andres & Company, Inc., Four Falls Corporate Center, Suite 200, West Conshohocken, Pennsylvania 19428, is the investment adviser of the Emerging Growth Fund and has served as such since the Emerging Growth Fund's inception. The Adviser is a wholly owned subsidiary of Keystone Financial, Inc., 1 Keystone Plaza, Harrisburg, Pennsylvania 17101 ("Keystone"). The Adviser was organized in 1989 and was acquired by Keystone in December 1995. Except with respect to the other KeyPremier Funds, the Adviser has not previously served as the investment adviser to a registered open-end management investment company. However, the Adviser has managed since its founding the investment portfolio of high net worth individuals, endowments, pension and common trust funds. The Adviser currently has over $2.55 billion under management.


  Subject to the general supervision of the Board of Trustees of the Group and in accordance with the investment objective and restrictions of the Emerging Growth Fund, the Adviser manages the Fund, makes decisions with respect to and places orders for all purchases and sales of its portfolio securities, and maintains the Fund's records relating to such purchases and sales.

  Robert M. Mitchell and Gregory S. Travers, CFA will be responsible for the day-to-day management of the Emerging Growth Fund's portfolio. Mr. Mitchell and Mr. Travers report to and are supervised by William C. Martindale, Jr. Mr. Mitchell is a portfolio manager/research analyst specializing in small and emerging growth companies. Mr. Mitchell joined the Adviser in July, 1995 after attaining his MBA degree from Indiana University's Kelley School of Business. Prior to graduate school, Mr. Mitchell worked at the U.S. Department of Justice, Antitrust Division, where he analyzed the economic and finan-cial characteristics of various industries and businesses.

  Mr. Travers is a portfolio manager with the Adviser specializing in small cap growth companies and has over eight years of equity research experience. Mr. Travers joined the Adviser in March, 1993, after working at Provident Mutual Management Company where he was in charge of quantitative research and the development of proprietary evaluation models.

  Mr. Martindale, who has over 25 years of equity investment experience, co-founded the Adviser in 1989 and serves as its Chief Investment Officer. Prior to 1989, Mr. Martindale served in various investment-related capacities with Dean Witter Reynolds.

  For the services provided and expenses assumed pursuant to its Investment Advisory Agreement with the Group, the Adviser is entitled to receive a fee from the Emerging Growth Fund, computed daily and paid monthly, at the annual rate of one hundred twenty five one-hundredths of one percent (1.25%) of such Fund's average daily net assets.

  The Adviser may periodically voluntarily reduce all or a portion of its advisory fee with respect to the Emerging Growth Fund to increase the net income of the Fund available for distribution as dividends. The Adviser may not seek reimbursement of such voluntarily reduced fees after the end of the fiscal year in which the fees were reduced. The reduction of such fee will cause the yield and total return of the Emerging Growth Fund to be higher than they would otherwise be in the absence of such a reduction.

ADMINISTRATOR AND DISTRIBUTOR

  BISYS is the administrator for the Emerging Growth Fund and also acts as its principal underwriter and distributor (the "Administrator" or the "Distributor," as the context indicates). BISYS and its affiliated companies, including BISYS Fund Services, Inc., are wholly owned by The BISYS Group, Inc., a publicly-held company which is a provider of information processing, loan servicing and 401(k) administration and recordkeeping services to and through banking and other financial organizations.

  The Administrator generally assists in all aspects of the Emerging Growth Fund's administration and operation. For expenses assumed and services provided as administrator pursuant to its management and administration agreement with the Group, the Administrator receives a fee from the Emerging Growth Fund, computed daily and paid periodically, calculated at an annual rate of eleven and one-half one-hundredths of one percent (.115%) of the Fund's average daily net assets. The Administrator may periodically voluntarily reduce all or a portion of its administration fee to increase the net income of the Emerging Growth Fund available for distribution as dividends. The Administrator may not seek reimbursement of such reduced fees after the end of the fiscal year in which the fees were reduced. The voluntary reduction of such fee will cause the yield and total return of the Emerging Growth Fund to be higher than they would otherwise be in the absence of such a fee reduction.

  The Distributor acts as agent for the Emerging Growth Fund in the distribution of its Shares and, in such capacity, solicits orders for the sale of Shares, advertises, and pays the costs of advertising, office space and its personnel involved in such activities. The Distributor receives no compensation under its Distribution Agreement with the Group, but may retain all or a portion of any sales charge imposed upon the purchase of Shares. See "HOW TO PURCHASE AND REDEEM SHARES--Sales Charges."

EXPENSES

  The Adviser and the Administrator each bear all expenses in connection with the performance of their services as investment adviser and administrator, respectively, other than the cost of securities (including brokerage commissions, if any) purchased for the Emerging Growth Fund. The Emerging Growth Fund will bear the following expenses relating to its operations: organizational expenses, taxes, interest, any brokerage fees and commissions, fees and expenses of the Trustees of the Group, Commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to the Fund's current shareholders, outside auditing and legal expenses, advisory fees, fees and out-of-pocket expenses of the custodian, fund accountant and Transfer Agent, costs for independent pricing services, certain insurance premiums, costs of maintenance of the Group's existence, costs of shareholders' reports and meetings, expenses incurred under the Administrative Services Plan described below and any extraordinary expenses incurred in the Fund's operation.

ADMINISTRATIVE SERVICES PLAN

  The Group has adopted an Administrative Services Plan (the "Services Plan") pursuant to which the Emerging Growth Fund is authorized to pay compensation to banks and other financial institutions (each a "Service Organization"), which may include the Adviser, Entities, and BISYS, which agree to provide certain ministerial, record keeping and/or administrative support services for their customers or account holders (collectively, "customers") who are the beneficial or record owner of Shares of the Fund. In consideration for such services, a Service Organization receives a fee from the Emerging Growth Fund, computed daily and paid monthly, at an annual rate of up to .25% of the average daily net asset value of Shares of the Fund owned beneficially or of record by such Service Organization's customers for whom the Service Organization provides such services.

  The servicing agreements adopted under the Services Plan (the "Servicing Agreements") require the Service Organizations receiving such compensation to perform certain ministerial, record keeping and/or administrative support services with respect to the beneficial or record owners of Shares of the Emerging Growth Fund, such as processing dividend and distribution payments from the Fund on behalf of customers, providing periodic statements to customers showing their positions in the Shares of the Fund, providing sub-accounting with respect to Shares beneficially owned by such customers and providing customers with a service that invests the assets of their accounts in Shares of the Fund pursuant to specific or pre-authorized instructions.

  As authorized by the Services Plan, the Group has entered into a Servicing Agreement with Keystone pursuant to which Keystone has agreed to provide certain administrative support services in connection with Shares of the Fund owned of record or beneficially by its customers. Such administrative support services may include, but are not limited to, those services described above. In consideration of such services, the Group, on behalf of the Fund, has agreed to pay Keystone a monthly fee, computed at the annual rate of up to 0.25% of the average aggregate net asset value of Shares of the Fund held during the period by customers for whom Keystone has provided services under the Servicing Agreement.

BANKING LAWS

  The Adviser believes that it possesses the legal authority to perform the investment advisory services for the Emerging Growth Fund contemplated by its investment advisory agreement with the Group, as described in this Prospectus, without violation of applicable banking laws and regulations, and has so represented in its investment advisory agreement with the Group. Future changes in Federal or state statutes and regulations relating to permissible activities of banks or bank holding companies and their subsidiaries and affiliates as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations could change the manner in which the Adviser could continue to perform such services for the Emerging Growth Fund. See "MANAGEMENT AND SERVICE PROVIDERS OF THE GROUP--Glass-Steagall Act" in the Statement of Additional Information for further discussion of applicable law and regulations.

                              GENERAL INFORMATION

DESCRIPTION OF THE GROUP AND ITS SHARES


  The Group was organized as an Ohio business trust on April 25, 1988. The Group consists of eight funds, each having its own class of shares. Each share represents an equal proportionate interest in a fund with other shares of the same fund, and is entitled to such dividends and distributions out of the income earned on the assets belonging to the fund as are declared at the discretion of the Trustees (see "Miscellaneous" below). The other funds of the Group are The KeyPremier Prime Money Market Fund, The KeyPremier Pennsylvania Municipal Bond Fund, The KeyPremier Established Growth Fund, The KeyPremier Intermediate Term Income Fund, The KeyPremier Aggressive Growth Fund, The KeyPremier U.S. Treasury Obligations Money Market Fund, and The KeyPremier Limited Duration Government Securities Fund.


  Shareholders are entitled to one vote for each dollar of value invested and a proportionate fractional vote for any fraction of a dollar invested, and will vote in the aggregate and not by fund except as otherwise expressly required by law. For example, Shareholders of the Emerging Growth Fund will vote in the aggregate with other shareholders of the Group with respect to the election of Trustees. However, Shareholders of the Emerging Growth Fund will vote as a fund, and not in the aggregate with other shareholders of the Group, for purposes of approval or amendment of the Fund's investment advisory agreement.

  Overall responsibility for the management of the Emerging Growth Fund is vested in the Board of Trustees of the Group. See "MANAGEMENT AND SERVICE PROVIDERS OF THE GROUP--Trustees of the Group." Individual Trustees are elected by the shareholders of the Group, although Trustees may, under certain circumstances, fill vacancies, including vacancies created by expanding the size of the Board. Trustees may be removed by the Board of Trustees or shareholders in accordance with the provisions of the Declaration of Trust and By-Laws of the Group and Ohio law. See "ADDITIONAL INFORMATION--Miscellaneous" in the Statement of Additional Information for further information.

  An annual or special meeting of shareholders to conduct necessary business is not required by the Declaration of Trust, the 1940 Act or other authority except, under certain circumstances, to elect Trustees, amend the Declaration of Trust, the investment advisory agreement or the Emerging Growth Fund's fundamental policies and to satisfy certain other requirements. To the extent that such a meeting is not required, the Group does not intend to have an annual or special meeting of shareholders.

  The Group has represented to the Commission that the Trustees will call a special meeting of shareholders for purposes of considering the removal of one or more Trustees upon written request therefor from shareholders holding not less than 10% of the outstanding votes of the Group. At such a meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Group), by majority vote, has the power to remove one or more Trustees.


  As of October 20, 1998, Keystone possessed, on behalf of its or its affiliates' underlying accounts, voting or investment power with respect to more than 25% of the outstanding Shares of the Emerging Growth Fund.


CUSTODIAN

  The Bank of New York serves as the custodian for the Emerging Growth Fund.

TRANSFER AGENCY AND FUND ACCOUNTING SERVICES

  BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, serves as the Emerging Growth Fund's transfer agent pursuant to a Transfer Agency Agreement with the Group and receives a fee for such services. BISYS Fund Services, Inc. also provides certain accounting services for the Emerging Growth Fund pursuant to a Fund Accounting Agreement and receives a fee from the Fund for such services equal to the greater of (a) a fee computed at an annual rate of 0.03% of the Fund's average daily net assets or (b) the annual fee of $30,000. See "MANAGEMENT AND SERVICE PROVIDERS OF THE GROUP--Transfer Agency and Fund Accounting Services" in the Statement of Additional Information for further information.

MISCELLANEOUS

  Shareholders will receive unaudited semi-annual reports and annual reports audited by independent public accountants.

  As used in this Prospectus and in the Statement of Additional Information, "assets belonging to the fund" means the consideration received by a fund upon the issuance or sale of shares in the fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or amounts derived from any reinvestment of such proceeds, and any general assets of the Group not readily identified as belonging to a particular fund that are allocated to such fund by the Group's Board of Trustees. The Board of Trustees may allocate such general assets in any manner it deems fair and equitable. Determinations by the Board of Trustees of the Group as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to the Emerging Growth Fund are conclusive.

  As used in this Prospectus and in the Statement of Additional Information, a "vote of a majority of the outstanding Shares" of the Emerging Growth Fund means the affirmative vote, at a meeting of Shareholders duly called, of the lesser of
(a) 67% or more of the votes of Shareholders of the Fund present at a meeting at which the holders of more than 50% of the votes attributable to Shareholders of record of the Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of Shareholders of the Fund.

  Inquiries regarding the Emerging Growth Fund may be directed in writing to the Group at 3435 Stelzer Road, Columbus, Ohio 43219, or by calling toll free (800) 766-3960.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

INVESTMENT ADVISER
Martindale Andres & Company, Inc.
Four Falls Corporate Center, Suite 200
West Conshohocken, Pennsylvania 19428

ADMINISTRATOR AND DISTRIBUTOR
BISYS Fund Services Limited Partnership
3435 Stelzer Road
Columbus, Ohio 43219

LEGAL COUNSEL
Baker & Hostetler LLP
Suite 2100
65 East State Street
Columbus, Ohio 43215

AUDITORS
KPMG Peat Marwick LLP
Two Nationwide Plaza
Columbus, Ohio 43215

                               TABLE OF CONTENTS


                                        PAGE
                                        ----
PROSPECTUS SUMMARY....................    2
FEE TABLE.............................    3
PERFORMANCE INFORMATION...............    4
INVESTMENT OBJECTIVE AND POLICIES.....    4
INVESTMENT RESTRICTIONS...............   12
VALUATION OF SHARES...................   13
HOW TO PURCHASE AND REDEEM SHARES.....   13
DIVIDENDS AND TAXES...................   20
MANAGEMENT AND SERVICE PROVIDERS OF
  THE GROUP...........................   22
GENERAL INFORMATION...................   25


  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE EMERGING GROWTH FUND OR ITS DISTRIBUTOR, BISYS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE EMERGING GROWTH FUND OR BY BISYS IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                            [KEYPREMIER FUNDS LOGO]
                                      THE
                                   KEYPREMIER
                                    EMERGING
                                  GROWTH FUND
                                   MARTINDALE
                             ANDRES & COMPANY, INC.
                               INVESTMENT ADVISER
                                   Prospectus

                             dated October 30, 1998

                     THE KEYPREMIER PRIME MONEY MARKET FUND
                 THE KEYPREMIER PENNSYLVANIA MUNICIPAL BOND FUND
                     THE KEYPREMIER ESTABLISHED GROWTH FUND
                  THE KEYPREMIER INTERMEDIATE TERM INCOME FUND
                      THE KEYPREMIER AGGRESSIVE GROWTH FUND
           THE KEYPREMIER U.S. TREASURY OBLIGATIONS MONEY MARKET FUND
           THE KEYPREMIER LIMITED DURATION GOVERNMENT SECURITIES FUND
                       THE KEYPREMIER EMERGING GROWTH FUND

                         Eight Investment Portfolios of

                               THE SESSIONS GROUP



                       Statement of Additional Information

                                October 30, 1998

         This Statement of Additional Information is not a prospectus, but should be read in conjunction with the prospectuses (the "Prospectuses") of The KeyPremier Prime Money Market Fund (the "Prime Money Market Fund"), The KeyPremier Pennsylvania Municipal Bond Fund (the "Pennsylvania Bond Fund"), The KeyPremier Established Growth Fund (the "Established Growth Fund"), The KeyPremier Intermediate Term Income Fund (the "Income Fund"), The KeyPremier Aggressive Growth Fund (the "Aggressive Growth Fund"), The KeyPremier U.S. Treasury Obligations Money Market Fund (the "Treasury Money Market Fund"), The KeyPremier Limited Duration Government Securities Fund (the "Government Securities Fund"), and The KeyPremier Emerging Growth Fund (the "Emerging Growth Fund"), each dated as of the date hereof. The Prime Money Market Fund, the Pennsylvania Bond Fund, the Established Growth Fund, the Income Fund, the Aggressive Growth Fund, the Treasury Money Market Fund, the Government Securities Fund and the Emerging Growth Fund are hereafter collectively referred to as the "Funds" and individually as a "Fund." The Funds constitute all of the funds of The Sessions Group, an Ohio business trust (the "Group"). This Statement of Additional Information is incorporated in its entirety into each Fund's Prospectus. Copies of the Funds' Prospectuses may be obtained by writing the Group at 3435 Stelzer Road, Columbus, Ohio 43219, or by telephoning toll free (800) 766-3960.

                                TABLE OF CONTENTS
                                                                                                               PAGE

THE SESSIONS GROUP.............................................................................................B-1
INVESTMENT OBJECTIVES AND POLICIES.............................................................................B-1
         Additional Information on Portfolio
         Instruments ..........................................................................................B-1
         Investment Restrictions...............................................................................B-16
         Portfolio Turnover....................................................................................B-17
NET ASSET VALUE................................................................................................B-18
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION.................................................................B-19
MANAGEMENT AND SERVICE PROVIDERS OF THE GROUP..................................................................B-19
         Trustees and Officers.................................................................................B-19
         Investment Adviser....................................................................................B-22
         Portfolio Transactions................................................................................B-23
         Glass-Steagall Act....................................................................................B-26
         Administrator.........................................................................................B-27
         Distributor...........................................................................................B-28
         Administrative Services Plan..........................................................................B-29
         Custodian.............................................................................................B-30
         Transfer Agency and Fund Accounting Services..........................................................B-30
         Auditors .............................................................................................B-33
         Legal Counsel.........................................................................................B-33
ADDITIONAL INFORMATION.........................................................................................B-33
         Description of Shares.................................................................................B-33
         Vote of a Majority of the Outstanding Shares..........................................................B-34
         Additional General Tax Information....................................................................B-34
         Additional Tax Information With Respect to the Pennsylvania Bond Fund.................................B-37
         Seven-Day and 30-Day Yields of the Prime Money Market Fund and the Treasury Money Market Fund.........B-41
         30-Day Yield of the Funds.............................................................................B-41
         Calculation of Total Return...........................................................................B-42
         Distribution Rates....................................................................................B-43
         Performance Comparisons...............................................................................B-44
         Miscellaneous.........................................................................................B-45
FINANCIAL STATEMENTS...........................................................................................B-46
APPENDIX.......................................................................................................A-1

                       STATEMENT OF ADDITIONAL INFORMATION

                               THE SESSIONS GROUP


         The Sessions Group (the "Group") is an open-end management investment company which currently offers eight separate investment portfolios, each of which is further described in this Statement of Additional Information. Seven of these portfolios, the Prime Money Market Fund, the Established Growth Fund, the Income Fund, the Aggressive Growth Fund, the Treasury Money Market Fund, the Government Securities Fund, and the Emerging Growth Fund, are each considered to be diversified portfolios, and the Pennsylvania Bond Fund is considered to be a non-diversified portfolio.


         Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectuses. Capitalized terms not defined herein are defined in the relevant Prospectus. No investment in Shares of any Fund should be made without first reading such Fund's Prospectus.

                       INVESTMENT OBJECTIVES AND POLICIES

ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS

         The following policies supplement the investment objectives and policies of the Funds as set forth in their respective Prospectuses.

         BANK OBLIGATIONS. Each Fund, other than the Treasury Money Market Fund and the Government Securities Fund, may invest in bank obligations such as bankers' acceptances, certificates of deposit, and demand and time deposits.

         Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers' acceptances invested in by the Funds will be those guaranteed by domestic and foreign banks having, at the time of investment, capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements).

         Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Certificates of deposit and demand and time deposits will be those of domestic and foreign banks and savings and loan associations, if (a) at the time of investment the depository institution has capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of its most recently published financial statements), or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation.

         The Prime Money Market Fund may also invest in Eurodollar Certificates of Deposit, which are U.S. dollar denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Yankee
Certificates of Deposit, which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States; Eurodollar Time Deposits ("ETDs"), which are U.S. dollar denominated deposits in a foreign branch of a U.S. bank or a foreign bank; and Canadian Time Deposits, which are basically the same as ETDs except they are issued by Canadian offices of major Canadian banks.

         COMMERCIAL PAPER. Commercial paper consists of unsecured promissory notes issued by corporations. Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

         The Funds, other than the Treasury Money Market Fund and the Government Securities Fund, will purchase commercial paper consisting of issues rated at the time of purchase by one or more appropriate nationally recognized statistical rating organizations ("NRSRO") (e.g., Standard & Poor's Corporation ("S&P") and Moody's Investors Service, Inc. ("Moody's")) in one of the two highest rating categories for short-term debt obligations. Each such Fund may also invest in commercial paper that is not rated but that is determined by the Adviser to be of comparable quality to instruments that are so rated by an NRSRO that is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instruments. For a description of the rating symbols of the NRSROs, see the Appendix. The Prime Money Market Fund may also invest, subject to the foregoing quality criteria, in Canadian Commercial Paper, which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation ("CCP"), and in Europaper, which is U.S. dollar denominated commercial paper of a foreign issuer.

         VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes in which the Prime Money Market Fund, the Pennsylvania Bond Fund and the Income Fund may invest are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, the Fund may demand payment of principal and accrued interest at any time within 30 days. While such notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial and other business concerns), must satisfy, for purchase by a Fund, the same criteria as set forth above for commercial paper. The Adviser will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. In determining average weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next interest rate adjustment or the period of time remaining until the principal amount can be recovered from the issuer through demand.

         FOREIGN INVESTMENT. Investments in securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers, including ADRs, may subject a Fund to investment risks that differ in some respects from those related to investment in obligations of U.S. domestic issuers or in U.S. securities markets. Such risks include future adverse political and economic developments, possible seizure, nationalization, or expropriation of foreign investments, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source, or the adoption of other foreign governmental restrictions. A Fund will acquire such securities only when the Adviser believes the risks associated with such investments are minimal.

         U.S. GOVERNMENT OBLIGATIONS. Each Fund may invest in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, although the Treasury Money Market Fund currently expects to invest only in those obligations which are backed by the full faith and credit of the U.S. Government. Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

         Each Fund may also invest in the following types of U.S. Treasury securities: direct obligations issued by the U.S. Treasury including bills, notes and bonds which differ from each other only in interest rates, maturities and times of issuance; U.S. Treasury securities that have been stripped of their unmatured interest coupons (which typically provide for interest payments semi-annually); interest coupons that have been stripped from such U.S. Treasury securities; receipts and certificates for such stripped debt obligations and stripped coupons (collectively, "Stripped Treasury Securities"); and in repurchase agreements collateralized by such securities. Stripped Treasury Securities will include (1) coupons that have been stripped from U.S. Treasury bonds, which may be held through the Federal Reserve Bank's book-entry system called "Separate Trading of Registered Interest and Principal of Securities" ("STRIPS") or through a program entitled "Coupon Under Book-Entry Safekeeping" ("CUBES").

         Treasury bills have maturities of one year or less; Treasury notes have maturities of one to ten years and Treasury bonds generally have maturities of greater than ten years. Stripped Treasury Securities are sold at a deep discount because the buyer of those securities receives only the right to receive a future fixed payment (representing principal or interest) on the security and does not receive any rights to periodic interest payments on the security.

         EXEMPT SECURITIES. As stated in its Prospectus, the assets of the Pennsylvania Bond Fund will be primarily invested in Exempt Securities. Under normal market conditions, at least 80% of the net assets of the Pennsylvania Bond Fund will be invested in Exempt Securities and 65% of the Pennsylvania Bond Fund's net assets will be invested in Pennsylvania Exempt Securities.

         Exempt Securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term Exempt Securities, ONLY if the interest paid thereon is exempt from both Pennsylvania income taxes and federal taxes, although such interest may be treated as a preference item for purposes of the federal alternative minimum tax.

         Among other types of Exempt Securities, the Pennsylvania Bond Fund may purchase short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Project Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, the Pennsylvania Bond Fund may invest in other types of tax-exempt instruments, such as municipal bonds, private activity bonds, and pollution control bonds.

         Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.

         As described in the Prospectus of the Pennsylvania Bond Fund, the two principal classifications of Exempt Securities consist of "general obligation" and "revenue" issues. The Pennsylvania Bond Fund may also acquire "moral obligation" issues, which are normally issued by special purpose authorities. There are, of course, variations in the quality of Exempt Securities, both within a particular classification and between classifications, and the yields on Exempt Securities depend upon a variety of factors, including the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Ratings represent the opinions of an NRSRO as to the quality of Exempt Securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Exempt Securities with the same maturity, interest rate and rating may have different yields, while Exempt Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase, an issue of Exempt Securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase. The Adviser will consider such an event in determining whether the Pennsylvania Bond Fund should continue to hold the obligation.

         An issuer's obligations under its Exempt Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Exempt Securities may be materially adversely affected by litigation or other conditions.

         VARIABLE AND FLOATING RATE SECURITIES. Each Fund may acquire variable and floating rate securities, subject to such Fund's investment objectives, policies and restrictions. A variable rate security is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value or amortized cost, as the case may be. A floating rate security is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value or amortized cost, as the case may be. Such securities, that are not obligations of the U.S. Government or its agencies or instrumentalities, are frequently not rated by credit rating agencies; however, unrated variable and floating rate securities purchased by a Fund will be determined by the Adviser to be of comparable quality at the time of purchase to rated instruments eligible for purchase under that Fund's investment policies. In making such determinations, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such securities (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate security purchased by a Fund, the Fund may resell the security at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate security in the event the issuer of the security defaulted on its payment obligations and the Fund could, as a result or for other reasons, suffer a loss to the extent of the default. To the extent that there exists no readily available market for such security and the Fund is not entitled to receive the principal amount of a security within seven days, such a security will be treated as an illiquid security for purposes of calculation of that Fund's limitation on investments in illiquid securities, as set forth in its investment restrictions. Variable or floating rate securities may be secured by bank letters of credit.

         Variable or floating rate securities invested in by the Prime Money Market Fund and the Treasury Money Market Fund may have maturities of more than 397 days, as follows:


         1. An instrument that is issued or guaranteed by the United States Government or any agency thereof which has a variable rate of interest readjusted no less frequently than every 762 days is deemed by the Fund to have a maturity equal to the period remaining until the next readjustment of the interest rate. Such an instrument which has a floating rate of interest is deemed by the Fund to have a remaining maturity of one day.

         2. A variable rate security, the principal amount of which, in accordance with the terms of the security, must unconditionally be paid in 397 calendar days or less, is deemed by the Fund to have a maturity equal to the earlier of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

         3. A variable rate security, the principal amount of which is scheduled to be paid in more than 397 calendar days, that is subject to a demand feature is deemed by the Fund to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

         4. A floating rate security which has a remaining maturity of 397 days or less is deemed by the Fund to have a maturity of one day. A floating rate security that has a remaining maturity of more than 397 days and is subject to a demand feature is deemed by the Fund to have a maturity equal to the period remaining until the principal amount can be recovered through demand.


         As used above, a note is "subject to a demand feature" where the Fund is entitled to receive the principal amount of the security either at any time on no more than thirty days' notice or at specific intervals not exceeding 397 days and upon no more than 30 days' notice.

         MUNICIPAL LEASE OBLIGATIONS. Municipal lease obligations or installment purchase contract obligations (collectively, "lease obligations") have special risks not ordinarily associated with Exempt Securities. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is based by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The staff of the Commission currently considers certain lease obligations to be illiquid. Determination as to the liquidity of such securities is made in accordance with guidelines established by the Group's Board of Trustees. Pursuant to such guidelines, the Board of Trustees has directed the Adviser to monitor carefully the Pennsylvania Bond Fund's investment in such securities with particular regard to (1) the frequency of trades and quotes for the lease obligation; (2) the number of dealers willing to purchase or sell the lease obligations and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the lease obligation; (4) the nature of the marketplace trades including the time needed to dispose of the lease obligation, the method of soliciting offers and the mechanics of transfer; and
(5) such other factors concerning the trading market for the lease obligation as the Adviser may deem relevant. In addition, in evaluating the liquidity and credit quality of a lease obligation that is unrated, the Group's Board of Trustees has directed the Adviser to consider (a) whether the lease can be cancelled; (b) what assurance there is that the assets represented by the lease can be sold; (c) the strength of the lessee's general credit (e.g., its debt, administrative, economic and financial characteristics); (d) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an event of "non-appropriation"); (e) the legal recourse in the event of failure to appropriate; and (f) such other factors concerning credit quality as the Adviser may deem relevant. The Pennsylvania Bond Fund will not invest more than 15% of the value of its net assets in lease obligations that are illiquid and in other illiquid securities.


         RESTRICTED SECURITIES. Securities in which the Income Fund, the Aggressive Growth Fund and the Emerging Growth Fund may invest include securities issued by corporations without registration under the Securities Act of 1933, as amended (the "1933 Act"), such as securities issued in reliance on the so-called "private placement" exemption from registration which is afforded by Section 4(2) of the 1933 Act ("Section 4(2) securities"). Section 4(2) securities are restricted as to disposition under the Federal securities laws, and generally are sold to institutional investors such as a Fund who agree that they are purchasing the securities for investment and not with a view to public distribution. Any resale must also generally be made in an exempt transaction.
Section 4(2) securities are normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in such Section 4(2) securities, thus providing liquidity. Any such restricted securities will be considered to be illiquid for purposes of a Fund's limitations on investments in illiquid securities unless, pursuant to procedures adopted by the Board of Trustees of the Group, the Adviser has determined such securities to be liquid because such securities are eligible for resale under Rule 144A under the 1933 Act and are readily saleable. The Income Fund, the Aggressive Growth Fund and the Emerging Growth Fund will each limit its investment in Section 4(2) securities to not more than 10%, 5% and 15%, respectively, of its net assets.


         MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The Income Fund and the Government Securities Fund may, consistent with its investment objective and policies, invest in mortgage-related securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. In addition, the Income Fund may also invest in mortgage-related securities issued by non-governmental entities.

         Mortgage-backed securities, for purposes of the Income Fund's and the Government Securities Fund's Prospectus and this Statement of Additional Information, represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as the Government National Mortgage Association and government-related organizations such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies in the case of the Income Fund. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the security and lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-related security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return to a Fund. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested.

         The Income Fund may invest in mortgage-backed securities which are collateralized mortgage obligations ("CMOs") structured on pools of mortgage pass-through certificates or mortgage loans. Mortgage-backed securities will be purchased only if rated in the four highest bond rating categories assigned by one or more appropriate NRSROs, or, if unrated, which the Adviser deems to be of comparable quality to securities so rated.

         There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-backed securities and among the securities that they issue. Mortgage-related securities issued by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States. The FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-backed securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). The FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

         Mortgage-backed and asset-based securities have certain characteristics which are different from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if a Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. The Income Fund may invest a portion of its assets in derivative mortgage-backed securities such as stripped mortgage-backed securities which are highly sensitive to changes in prepayment and interest rates. The Adviser will seek to manage these risks (and potential benefits) by investing in a variety of such securities and through hedging techniques.

         Mortgage-backed securities and asset-backed securities, like all fixed income securities, generally decrease in value as a result of increases in interest rates. In addition, although generally the value of fixed-income securities increases during periods of falling interest rates and, as stated above, decreases during periods of rising interest rates, as a result of prepayments and other factors, this is not always the case with respect to mortgage-backed securities and asset-backed securities.

         Although the extent of prepayments on a pool of mortgage loans depends on various economic and other factors, as a general rule prepayments on fixed rate mortgage loans will increase during a period of declining interest rates. Accordingly, amounts available for reinvestment by a Fund are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Asset-backed securities, although less likely to experience the same prepayment rates as mortgage-backed securities, may respond to certain of the same factors influencing prepayments, while at other times different factors, such as changes in credit use and payment patterns resulting from social, legal and economic factors, will predominate. Mortgage-backed securities and asset-backed securities generally decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.

         There are certain risks associated specifically with CMOs. CMOs issued by private entities are not U.S. government securities and are not guaranteed by any government agency, although the securities underlying a CMO may be subject to a guarantee. Therefore, if the collateral securing the CMO, as well as any third party credit support or guarantees, is insufficient to make payment, the holder could sustain a loss. However, as stated above, the Income Fund will invest only in CMOs which are rated in one of the four highest rating categories by an NRSRO or, if unrated, are determined to be of comparable quality. Also, a number of different factors, including the extent of prepayment of principal of the underlying obligations, affect the availability of cash for principal payments by the CMO issuer on any payment date and, accordingly, affect the timing of principal payments on each CMO class.

         Asset-backed securities involve certain risks that are not posed by mortgage-backed securities, resulting mainly from the fact that asset-backed securities do not usually contain the complete benefit of a security interest in the related collateral. For example, credit card receivables generally are unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce the ability to obtain full payment. In case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on these securities.

         The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying obligations. For example, a rapid or slow rate of principal payments may have a material adverse effect on the yield of IOs or POs, respectively. If the underlying obligations experience greater than anticipated prepayments of principal, an investor may fail to recoup fully its initial investment in an IO. Furthermore, if the underlying obligations experience slower than anticipated prepayments of principal, the yield of a PO will be affected more severely than would be the case with a traditional mortgage-backed security. IOs and POs have exhibited large price changes in response to changes in interest rates and are considered to be volatile in nature.

         WHEN-ISSUED SECURITIES. As discussed in the Prospectuses, each Fund may purchase securities on a "when-issued" basis (I.E., for delivery beyond the normal settlement date at a stated price and yield). When a Fund agrees to purchase securities on a "when-issued" basis, the Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, a Fund's custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, the Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of that Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because a Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described above, such Fund's liquidity and the ability of the Adviser to manage it might be affected in the event its commitments to purchase "when-issued" securities ever exceeded 25% of its total assets. Under normal market conditions, however, each Fund's commitment to purchase "when-issued" or "delayed-delivery" securities will not exceed 25% of its total assets.

         When a Fund engages in "when-issued" transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in that Fund's incurring a loss or missing the opportunity to obtain a price considered to be advantageous. Each Fund will engage in "when-issued" delivery transactions only for the purpose of acquiring portfolio securities consistent with such Fund's investment objectives and policies and not for investment leverage. If the Pennsylvania Bond Fund sells a "when-issued" or "delayed-delivery" security before delivery, any gain would not be tax-exempt.


         REAL ESTATE INVESTMENT TRUSTS. The Aggressive Growth Fund and the Emerging Growth Fund may each invest in equity REITs. REITs pool investors' funds for investment primarily in commercial real estate properties. Investment in REITs may subject the Aggressive Growth Fund and the Emerging Growth Fund to certain risks. REITs may be affected by changes in the value of the underlying property owned by the trust. REITs are dependent upon specialized management skill, may not be diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for the beneficial tax treatment available to REITs under the Internal Revenue Code and to maintain its exemption from the 1940 Act. As a shareholder in a REIT, the Aggressive Growth Fund and the Emerging Growth Fund would bear, along with other shareholders, its pro rata portion of the REIT's operating expenses. These expenses would be in addition to the advisory and other expenses the Aggressive Growth Fund and the Emerging Growth Fund bear directly in connection with their own operations.


         REPURCHASE AGREEMENTS. Securities held by each Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities from banks and registered broker-dealers which the Adviser deems creditworthy under guidelines approved by the Group's Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain continually the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). This requirement will be continually monitored by the Adviser. If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by such Fund were delayed pending court action. Additionally, there is no controlling legal precedent confirming that a Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities. Securities subject to repurchase agreements will be held by the Fund's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system.

         REVERSE REPURCHASE AGREEMENTS. As discussed in the Prospectuses, each Fund may borrow funds by entering into reverse repurchase agreements in accordance with its investment restrictions. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid securities consistent with that Fund's investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which that Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act and therefore a form of leveraging.

         LOWER RATED BONDS. The Pennsylvania Bond Fund and the Income Fund are each permitted to invest in securities rated Ba and B by Moody's or BB and B by another appropriate NRSRO. Such bonds, though higher yielding, are characterized by risk. See the Appendix hereto for a general description of NRSRO ratings of debt obligations. Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these bonds. A Fund will rely on the Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer.

         Investors should be aware that the market values of many of these bonds tend to be more sensitive to economic conditions than are higher rated securities. These bonds generally are considered by S&P and Moody's to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.

         Because there is no established retail secondary market for many of these securities, such Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these bonds does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and that Fund's ability to dispose of particular issues when necessary to meet its liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for such a Fund to obtain accurate market quotations for purposes of valuing that Fund's portfolio and calculating its net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable objective data may be available.

         These bonds may be particularly susceptible to economic downturns. It is likely that any economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default of such securities.

         The Income and Pennsylvania Funds may acquire these bonds during an initial offering. Such securities may involve special risks because they are new issues. Such Funds have no arrangement with any persons concerning the acquisition of such securities, and the Adviser will review carefully the credit and other characteristics pertinent to such new issues.

         The credit risk factors pertaining to lower rated securities also apply to lower rated zero coupon securities in which such Funds may invest. Zero coupon bonds carry an additional risk in that, unlike bonds which pay interest through the period to maturity, a Fund will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Fund may obtain no return at all on its investment.

         SHORT SALES. Each of the Pennsylvania Bond Fund, the Income Fund and the Government Securities Fund may from time to time sell securities short. Short sales are effected when it is believed that the price of a particular security will decline, and involves the sale of a security which the Fund does not own in the hope of purchasing the same security at a later date at a lower price. To make delivery to the buyer, the Fund must borrow the security, and the Fund is obligated to return the security to the lender, which is accomplished by a later purchase of the security by that Fund. The frequency of short sales will vary substantially in different periods, and it is not intended that any specified portion of a Fund's assets will as a matter of practice be invested in short sales.

         At any time that a Fund has an open short sale position, such Fund is required to segregate with its custodian (and to maintain such amount until the Fund replaces the borrowed security) an amount of cash or U.S. Government securities or other liquid securities equal to the difference between (i) the current market value of the securities sold short and (ii) any cash or securities required to be deposited with the broker in connection with the short sale (not including the proceeds from the short sale). As a result of these requirements, a Fund will not gain any leverage merely by selling short, except to the extent that it earns interest on the immobilized cash or securities while also being subject to the possibility of gain or loss from the securities sold short. The total amount of cash or liquid securities deposited with the broker (not including the proceeds of the short sale) and segregated by the Fund with such Fund's custodian may not at any time be more than 25% of that Fund's net assets. These deposits do not have the effect of limiting the amount of money the Fund may lose on a short sale -- a Fund's possible losses may exceed the total amount of deposits.

         A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security. A Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased and the amount of any loss increased by any premium or interest the Fund may be required to pay in connection with a short sale. It should be noted that possible losses from short sales differ from those that could arise from a cash investment in a security in that the former may be limitless while the latter can only equal the total amount of the Fund's investment in the security. For example, if a Fund purchases a $10 security short, the most that can be lost is $10. However, if a Fund sells a $10 security short, it may have to purchase the security for return to the lender when the market value is $50, thereby incurring a loss of $40.

         HEDGING TRANSACTIONS. Hedging transactions, including the use of options and futures, in which certain of the Funds are authorized to engage as described in their respective Prospectuses, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such hedging transactions could result in losses greater than if they had not been used.

         Use of put and call options may result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund create the possibility that losses on the hedging instrument may be greater than gains in the value of such Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Funds might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of hedging transactions would reduce net asset value, and possible income, and such losses can be greater than if the hedging transactions had not been utilized.


         A transaction that may be considered a bona fide "hedging transaction" under applicable federal securities or commodities laws may not be considered a hedging transaction under generally accepted accounting principles but may be considered trading activity instead.

         GENERAL CHARACTERISTICS OF OPTIONS. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail in the applicable Prospectuses and below. In addition, many hedging transactions involving options require segregation of a Fund's assets in special accounts, as described further below.

         With certain exceptions, exchange-listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. A Fund's ability to close out its position as a purchaser or seller of a put or call option is dependent in part, upon the liquidity of the option market. In addition, the hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the options markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

         Exchange-listed options generally have standardized terms and performance mechanics unlike over-the-counter traded options. The Funds currently expect to purchase and sell only exchange-traded options. Exchange-traded options generally are guaranteed by the clearing agency which is the issuer or counterparty to such options. This guarantee usually is supported by a daily payment system (i.e., variation margin requirements) operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with options purchased on an exchange.

         All options written by a Fund must be "covered" (i.e., a Fund must own the securities or futures contract subject to a call option or must meet the asset segregation requirements) as long as the call is outstanding. Even though a Fund will receive the option premium to help protect it against loss, a call option written by a Fund exposes such Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require such Fund to hold a security or instrument which it might otherwise have sold. With respect to put options written by a Fund, such Fund will place liquid securities in a segregated account to cover its obligations under such put option and will monitor the value of the assets in such account and its obligations under the put option daily.


         FUTURES CONTRACTS. As discussed in the Prospectuses, the Pennsylvania Bond Fund, the Established Growth Fund, the Income Fund, the Aggressive Growth Fund and the Emerging Growth Fund may each enter into futures contracts. This investment technique is designed primarily to act as a substitute for a position in the underlying security and to hedge against anticipated future changes in market conditions or interest rates which otherwise might adversely affect the value of securities which such Fund holds or intends to purchase. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, a Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, a Fund, through the purchase of such contracts, can attempt to secure better rates or prices for such Fund than might later be available in the market when it effects anticipated purchases.

         The acquisition of put and call options on futures contracts will, respectively, give a Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period.

         Futures transactions involve brokerage costs and require a Fund to segregate liquid assets, such as cash, U.S. Government securities or other liquid obligations, to cover its performance under such contracts. A Fund may lose the expected benefit of futures transactions if interest rates, securities prices or foreign exchange rates move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if such Fund had not entered into any futures transactions. In addition, the value of a Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities, limiting the Fund's ability to hedge effectively against interest rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

         REGULATORY RESTRICTIONS. To the extent required to comply with Securities and Exchange Commission Release No. IC-10666, when purchasing a futures contract or writing a put option, each Fund will maintain in a segregated account cash or liquid securities equal to the value of such contracts.

         To the extent required to comply with Commodity Futures Trading Commission Regulation 4.5 and thereby avoid being classified as a "commodity pool operator," a Fund will not enter into a futures contract or purchase an option thereon if immediately thereafter the initial margin deposits for futures contracts held by such Fund plus premiums paid by it for open options on futures would exceed 5% of the liquidation value of such Fund's total assets after taking into account unrealized profits and unrealized losses on any contracts entered into. The Funds will not engage in transactions in futures contracts or options thereon for speculation, but only to attempt to hedge against changes in market conditions affecting the values of securities which such Fund holds or intends to purchase.

         SECURITIES OF OTHER INVESTMENT COMPANIES. Each Fund may invest in securities issued by other investment companies. In addition, each Fund, other than the Prime Money Market Fund and the Treasury Money Market Fund, may invest in money market funds advised by the Adviser. Each Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by such Fund. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of that company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that such Fund bears directly in connection with its own operations. Investment companies in which the Funds may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by such Fund and, therefore, will be borne directly by shareholders of such Fund.

INVESTMENT RESTRICTIONS

         The Funds' investment objectives are non-fundamental policies and may be changed without a vote of the shareholders of the applicable Fund. In addition to the fundamental investment policies listed in the Prospectuses, the following investment restrictions may be changed only by a vote of the majority of the outstanding Shares of a Fund (as defined under "ADDITIONAL INFORMATION - Vote of a Majority of the Outstanding Shares").

         In addition to the investment restrictions set forth in its respective Prospectus, each Fund may not:

         1. Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities and except as may be necessary to make margin payments in connection with derivative securities transactions;

         2. Underwrite the securities issued by other persons, except to the extent that the Fund may be deemed to be an underwriter under certain securities laws in the disposition of "restricted securities;"

         3. Purchase or sell real estate (although investments in marketable securities of companies engaged in such activities and securities secured by real estate or interests therein are not prohibited by this restriction); and

         4. Purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus of such Fund.

         The following additional investment restrictions may be changed without the vote of a majority of the outstanding Shares of the Funds. Each Fund may not:

         1. Purchase securities of other investment companies, except (a) in connection with a merger, consolidation, acquisition or reorganization, and (b) to the extent permitted by the 1940 Act, or pursuant to any exemptions therefrom; and

         2. Mortgage or hypothecate the Fund's assets in excess of one-third of such Fund's total assets.


         In addition, none of the Prime Money Market Fund, the Established Growth Fund, the Aggressive Growth Fund, the Treasury Money Market Fund or the Emerging Growth Fund may engage in any short sales. However, each of the Pennsylvania Bond Fund, the Income Fund and the Government Securities Fund may not engage in short sales of any securities at any time if, immediately after and as a result of the short sale, the market value of securities sold short by such Fund would exceed 25% of the value of that Fund's total assets.

         If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value or other external events cause a Fund's investments in illiquid securities, repurchase agreements with maturities in excess of seven days and other instruments in such Fund which are not readily marketable to exceed the limit set forth in that Fund's Prospectus for its investment in illiquid securities, such Fund will act to cause the aggregate amount of such securities to come within such limit as soon as reasonably practicable. In such an event, however, no Fund would be required to liquidate any portfolio securities where such Fund would suffer a loss on the sale of such securities.

PORTFOLIO TURNOVER

         The portfolio turnover rate for each Fund is calculated by dividing the lesser of a Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The Commission requires that the calculation exclude all securities whose remaining maturities at the time of acquisition were one year or less.


         Because the Prime Money Market Fund and the Treasury Money Market Fund each intend to invest substantially all of its assets in securities with maturities of less than one year and because the Commission requires such securities to be excluded from the calculation of portfolio turnover rate, the portfolio turnover with respect to such Funds is expected to be no greater than 10%. The portfolio turnover rates for each of the other Funds, other than the Emerging Growth Fund, for the fiscal year ended June 30, 1998, and for fiscal period ended June 30, 1997, are as follows:

                                                      Year Ended                 Period Ended
                                                     June 30, 1998              June 30, 1997
                                                     -------------              -------------
                  Established Growth Fund                    6%                          1%

                  Income Fund                              218%                        329%

                  Aggressive Growth Fund                     8%                          2%

                  Government Securities Fund               482%                         N/A(1)

---------------
(1) Commenced operations July, 1, 1997.

         The portfolio turnover rate for the Emerging Growth Fund for its first fiscal period ending June 30, 1999, is estimated to be less than 50%.

         The portfolio turnover rate for a Fund may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of Shares. High portfolio turnover rates will generally result in higher transaction costs, including brokerage commissions, to a Fund and may result in additional tax consequences to a Fund's Shareholders. Portfolio turnover will not be a limiting factor in making investment decisions. The substantial decrease in the portfolio turnover rate for the Income Fund from its first fiscal period ended June 30, 1997 to the fiscal year ended June 30, 1998 was as a result of such Fund's transition from its first short fiscal period into its first full year of operations and, because of the volatility in the market, the Adviser, on behalf of the Income Fund, did not trade as frequently.


                                 NET ASSET VALUE

         The Prime Money Market Fund and the Treasury Money Market Fund (collectively, the "Money Market Funds" and individually, a "Money Market Fund") have each elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Money Market Fund would receive if it sold the instrument. The value of securities in a Money Market Fund can be expected to vary inversely with changes in prevailing interest rates.

         Pursuant to Rule 2a-7, each Money Market Fund will maintain a dollar-weighted average portfolio maturity appropriate to the Money Market Fund's objective of maintaining a stable net asset value per share, provided that neither Money Market Fund will purchase any security with a remaining maturity of more than 397 days (thirteen months) (securities subject to repurchase agreements may bear longer maturities) nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. The Group's Board of Trustees has also undertaken to establish procedures reasonably designed, taking into account current market conditions and the investment objective of the Money Market Funds, to stabilize the net asset value per share of each Money Market Fund for purposes of sales and redemptions at $1.00. These procedures include review by the Trustees, at such intervals as they deem appropriate, to determine the extent, if any, to which the net asset value per share of the Money Market Fund calculated by using available market quotations deviates from $1.00 per Share. In the event such deviation exceeds one-half of one percent, Rule 2a-7 requires that the Board of Trustees promptly consider what action, if any, should be initiated. If the Trustees believe that the extent of any deviation from a Money Market Fund's $1.00 amortized cost price per Share may result in material dilution or other unfair results to new or existing investors, they will take such steps as they consider appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity, shortening the average portfolio maturity, withholding or reducing dividends, reducing the number of the Money Market Fund's outstanding Shares without monetary consideration, or utilizing a net asset value per share determined by using available market quotations.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         Shares of the Funds are sold on a continuous basis by BISYS, and BISYS has agreed to use appropriate efforts to solicit all purchase orders. In addition to purchasing Shares directly from BISYS, Shares may be purchased through procedures established by BISYS in connection with the requirements of accounts at the Adviser or the Adviser's affiliated entities or correspondents (collectively, "Entities"). Customers purchasing Shares of the Funds may include officers, directors, or employees of the Adviser or the Entities.

         The Group may suspend the right of redemption or postpone the date of payment for Shares during any period when (a) trading on the Exchange is restricted by applicable rules and regulations of the Commission, (b) the Exchange is closed for other than customary weekend and holiday closings, (c) the Commission has by order permitted such suspension, or (d) an emergency exists as a result of which (i) disposal by the Group of securities owned by it is not reasonably practical, or (ii) it is not reasonably practical for the Group to determine the fair value of its net assets.

                  MANAGEMENT AND SERVICE PROVIDERS OF THE GROUP

TRUSTEES AND OFFICERS

         Overall responsibility for management of the Group rests with its Board of Trustees. The Trustees elect the officers of the Group to supervise actively its day-to-day operations.

         The names of the Trustees and officers of the Group, their addresses, and principal occupations during the past five years are as follows:


                                             Position(s) Held  With        Principal Occupation
Name, Address and Age                        The Group                      During Past 5 Years
---------------------                        ----------------------        -------------------
Walter B. Grimm*                             Chairman,                      From June,  1992 to  present,  employee of
3435 Stelzer Road                            President and                  BISYS Fund Services Limited Partnership.
Columbus, Ohio  43219                        Trustee
Age:  53

James H. Woodward, Ph.D.                     Trustee                        Since July 1989, Chancellor of The
The University of North                                                     University of North Carolina at Charlotte.
Carolina at Charlotte
Charlotte, NC  28223
Age:  58

John H. Ferring, IV                          Trustee                        Since 1979, President and owner of Plaze
105 Bolte                                                                   Incorporated.
St. Louis, Missouri 63077
Age:  45

J. David Huber                               Vice President                 Since January, 1996, President of BISYS Fund
3435 Stelzer Road                                                           Services Limited Partnership; from June,
Columbus, Ohio 43219                                                        1987 to December, 1995, employee of BISYS
Age:  52                                                                    Fund Services Limited Partnership.


William J. Tomko                             Vice President                 From April, 1987 to present, employee of
3435 Stelzer Road                                                           BISYS Fund Services Limited Partnership.
Columbus, Ohio 43219
Age:  40

Paul T. Kane                                 Treasurer                      From December, 1997 to present, Vice
3435 Stelzer Road                                                           President and Treasurer of Financial
Columbus, Ohio 43219                                                        Administration of BISYS Fund Services
Age:  41                                                                    Limited Partnership; prior thereto, Director
                                                                            of Shareholder Reporting for Fidelity
                                                                            Service Company (transfer agent).

George L. Stevens                            Secretary                      From September, 1996 to present, employee of
3435 Stelzer Road                                                           BISYS Fund Services Limited Partnership;
Columbus, Ohio 43219                                                        from September, 1995 to August, 1996,
Age:  47                                                                    consultant on bank investment products and
                                                                            activities; from June, 1980 to September,
                                                                            1995, employee of AmSouth Bank.

Alaina V. Metz                               Assistant                      From June, 1995 to present, employee of
3435 Stelzer Road                            Secretary                      BISYS Fund Services Limited Partnership;
Columbus, Ohio 43219                                                        prior to June, 1995, supervisor of Blue Sky
Age:  31                                                                    Compliance at Alliance Capital Management,
                                                                            L.P. (investment management firm).

-----------------

         *Mr. Grimm is considered to be an "interested person" of the Group as defined in the 1940 Act.

         As of the date of this Statement of Additional Information, the Group's officers and trustees, as a group, own less than 1% of any Fund's Shares.


         No officer or employee of BISYS or BISYS Fund Services, Inc. receives any compensation from the Group for acting as trustee of the Group. The officers of the Group receive no compensation directly from the Group for performing the duties of their offices. BISYS receives fees from each Fund for acting as Administrator, may receive fees pursuant to the Administrative Services Plan described below and may retain all or a portion of any sales load imposed upon purchases of Shares. BISYS Fund Services, Inc. receives fees from the Funds for acting as transfer agent and for providing certain fund accounting services. Messrs. Grimm, Huber, Tomko, Kane and Stevens and Ms. Metz are employees of BISYS.

         The following table sets forth information regarding all compensation paid by the Group to its Trustees for their services as trustees during the fiscal year ended June 30, 1998. The Group has no pension or retirement plans.

                               COMPENSATION TABLE

                                      Aggregate           Total Compensation
Name and Position                   Compensation            From the Group
With The Group                      From The Group       and the Fund Complex*
-----------------                   --------------       ---------------------

Walter B. Grimm                         $     0                  $     0
Trustee

Nancy E. Converse(1)                    $     0                  $     0
Trustee

John H. Ferring IV(2)                   $ 2,500                  $ 2,500
Trustee

Maurice G. Stark                        $10,000                  $10,000
Trustee

James H. Woodward, Ph.D                 $10,000                  $10,000
Trustee

Chalmers P. Wylie(3)                    $10,000                  $10,000
Trustee

--------------

         *For purposes of this Table, Fund Complex means one or more mutual funds, including the Funds, which have a common investment adviser or affiliated investment advisers or which hold themselves out to the public as being related.


         (1) Ms. Converse resigned as a Trustee of the Group effective February 2, 1998.

         (2) Mr. Ferring was appointed as a Trustee of the Group effective May 14, 1998.

         (3) Mr. Wylie resigned as a Trustee of the Group effective May 14,
1998.


INVESTMENT ADVISER


         Investment advisory and management services are provided to the Funds by Martindale, Andres & Company, Inc. (the "Adviser"), pursuant to an Investment Advisory Agreement dated as of July 9, 1996, as amended as of April 6, 1998. Under the Investment Advisory Agreement, the Adviser has agreed to provide investment advisory services as described in the Prospectuses. For the services provided and expenses assumed pursuant to the Investment Advisory Agreement, the Prime Money Market Fund and the Treasury Money Market Fund each pay the Adviser a fee, computed daily and paid monthly, at the annual rate of forty one-hundredths of one percent (.40%) of the average daily net assets of such Fund; the Pennsylvania Bond Fund, the Income Fund and the Government Securities Fund each pay the Adviser a fee, computed daily and paid monthly, at the annual rate of sixty one-hundredths of one percent (.60%) of the average daily net assets of such Fund; the Established Growth Fund pays the Adviser a fee, computed daily and paid monthly, at the annual rate of seventy-five one-hundredths of one percent (.75%) of the average daily net assets of the Established Growth Fund; the Aggressive Growth Fund pays the Adviser a fee, computed daily and paid monthly, at the annual rate of one percent (1.00%) of the average daily net assets of the Aggressive Growth Fund; and the Emerging Growth Fund pays the Adviser a fee, computed daily and paid monthly, at the annual rate of one hundred twenty-five one-hundredths of one percent (1.25%) of the average daily net assets of the Emerging Growth Fund. The Adviser may from time to time voluntarily reduce all or a portion of its advisory fee with respect to a Fund to increase the net income of that Fund available for distribution as dividends.

     For the fiscal year ended June 30, 1998 and the fiscal period ended June 30, 1997, the Adviser earned and voluntarily waived the amounts indicated below with respect to its investment advisory services to the indicated Funds pursuant to the Investment Advisory Agreement:

                                 Fiscal Year Ended           Fiscal Period Ended
                                    June 30, 1998             June 30, 1997((1))
                              --------------------------  -------------------------
                              Fees Earned    Fees Waived  Fees Earned   Fees Waived
                              -----------    -----------  -----------   -----------
Prime Money Market Fund        $623,575       $311,790     $282,882     $236,280
Pennsylvania Bond Fund          715,423        357,712      506,296      420,686

Established Growth Fund         1,680,122      720,420      735,635      558,942
Income Fund                     1,431,762      715,881      680,552      529,626
Aggressive Growth Fund          1,254,636      593,310      385,280      263,486
Treasury Money Market Fund         98,397       74,397          N/A          N/A
Government Security Fund          198,771      153,207          N/A          N/A

--------------

(1) Such Funds commenced operations October 7, 1996, October 1, 1996, December 2, 1996, December 2, 1996, February 3, 1997, July 1, 1997, and July 1, 1997, respectively.

         For the fiscal year ended June 30, 1998, the Adviser had not received any compensation under the Investment Advisory Agreement with respect to the Emerging Growth Fund since such Fund had not yet commenced operations.

         Unless sooner terminated, the Investment Advisory Agreement will continues in effect with respect to a Fund for successive annual periods ending on July 9th, if, as to that Fund, such continuance is approved at least annually by the Group's Board of Trustees or by vote of a majority of the outstanding Shares of that Fund (as defined under "GENERAL INFORMATION - Miscellaneous" in such Fund's Prospectus), and a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940
Act) of any party to the Investment Advisory Agreement by votes cast in person at a meeting called for such purpose. The Investment Advisory Agreement is terminable as to a Fund at any time on at least 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding Shares of that Fund, or by the Adviser. The Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.


         The Investment Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by the Adviser of its duties and obligations thereunder.

         The Adviser has agreed that the Funds and the Group may use the name "KeyPremier" on a royalty-free basis and the Adviser has reserved to itself the right to grant the non-exclusive right to use the name "KeyPremier" to any other person. At such time as the Investment Advisory Agreement is no longer in effect, the Adviser may require the Funds to cease using the name "KeyPremier."

PORTFOLIO TRANSACTIONS

         Pursuant to the Investment Advisory Agreement, the Adviser determines, subject to the general supervision of the Board of Trustees of the Group and in accordance with the Funds' investment objectives and restrictions, which securities are to be purchased and sold by each

Fund, and which brokers and dealers are to be eligible to execute the Funds' portfolio transactions. Purchases and sales of portfolio securities with respect to each of the Funds, other than the Established Growth Fund, the Aggressive Growth Fund and the Emerging Growth Fund, usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and asked price. Purchases and sales of portfolio securities with respect to the Established Growth Fund, the Aggressive Growth Fund and the Emerging Growth Fund usually are effected on a national securities exchange or in the over-the-counter market. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers. With respect to the over-the-counter market, the Group, where possible, will deal directly with dealers who make a market in the securities involved except in those circumstances where better price and execution are available elsewhere.


          Allocation of transactions, including their frequency, to various brokers and dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to Shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, brokers and dealers who provide supplemental investment research to the Adviser may receive orders for transactions on behalf of the Funds. The Adviser is authorized to pay a broker-dealer who provides such brokerage and research services a commission for executing each such Fund's brokerage transactions which is in excess of the amount of commission another broker would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of that particular transaction or in terms of all of the accounts over which it exercises investment discretion. Any such research and other statistical and factual information provided by brokers to a Fund or to the Adviser is considered to be in addition to and not in lieu of services required to be performed by the Adviser under its agreement regarding management of the Fund. The cost, value and specific application of such information are indeterminable and hence are not practicably allocable among the Funds and other clients of the Adviser who may indirectly benefit from the availability of such information. Similarly, the Funds may indirectly benefit from information made available as a result of transactions effected for such other clients. Under the Investment Advisory Agreement, the Adviser is permitted to pay higher brokerage commissions for brokerage and research services in accordance with Section 28(e) of the Securities Exchange Act of 1934. In the event the Adviser does follow such a practice, it will do so on a basis which it believes is fair and equitable to the Group and the Funds.


         The Adviser may direct brokerage transactions on behalf of the Established Growth Fund, the Aggressive Growth Fund and the Emerging Growth Fund to Boston Institutional in return for research services relating to equity securities, including market information and equity analysis from Bloomberg Financial Markets, Zacks Software for equity analysis and other equity research services. For the fiscal year ended June 30, 1998, the amount of such transactions and related commissions paid on behalf of the Established Growth Fund were $9,446,185 and

$15,267, respectively, and on behalf of the Aggressive Growth Fund were $5,083,071 and $13,815, respectively. There were no trades directed on behalf of the Emerging Growth Fund for the fiscal year ended June 30, 1998.


         While the Adviser generally seeks competitive commissions, the Group may not necessarily pay the lowest commission available on each brokerage transaction, for reasons discussed above. Information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the advisory fees payable to the Adviser by a Fund. Such information may be useful to the Adviser in serving both the Fund and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Adviser in carrying out its obligations to a Fund.


         For the fiscal year ended June 30, 1998, and the fiscal period ended June 30, 1997, the Group paid the following brokerage commissions on behalf of the Established Growth Fund and the Aggressive Growth Fund:

                                            Fiscal Year Ended          Fiscal Period Ended
                                              June 30, 1998               June 30, 1997
                                            -----------------          -------------------
   Established Growth Fund                       $37,783                      $19,776
   Aggressive Growth Fund                         27,365                        6,878

         During the past fiscal period, no brokerage commissions were paid by the Group on behalf of the Prime Money Market Fund, the Pennsylvania Bond Fund, the Income Fund, the Treasury Money Market Fund or the Government Securities Fund. The Emerging Growth Fund did not commence operations until July 1, 1998.


         Except as otherwise disclosed to the Shareholders of the Funds and as permitted by applicable laws, rules and regulations, the Group will not, on behalf of a Fund, execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Adviser, Keystone, BISYS, or their affiliates, and will not give preference to the Adviser's or Keystone's correspondents with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.

         Investment decisions for each Fund are made independently from those for other funds of the Group or any other investment company or account managed by the Adviser. Any such other fund, investment company or account may also invest in the same securities as the Group on behalf of a Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another fund of the Group, investment company or account, the transaction will be averaged as to price and available investments will be allocated as to amount in a manner which the Adviser believes to be equitable to the Fund and such other fund, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other funds of the Group, investment companies or accounts in order to obtain best execution. As provided by the Investment Advisory Agreement, in making investment recommendations for the Funds, the Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Group is a customer of the Adviser, its parent or its subsidiaries or affiliates and, in dealing with its customers, the Adviser, its parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Funds or any other fund of the Group.


         For the fiscal year ended June 30, 1998, the Established Growth Fund and the Income Fund each held securities of their regular brokers or dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies. As of June 30, 1998, the Established Growth Fund held $11,879,000 of equity securities of Morgan Stanley, Dean Witter, Discover & Co., and the Income Fund held $8,070,000 of debt securities of Lehman Brothers Holding Company.


GLASS-STEAGALL ACT

         In 1971, the United States Supreme Court held in INVESTMENT COMPANY INSTITUTE V. CAMP that the Federal statute commonly referred to as the Glass-Steagall Act prohibits a national bank from operating a mutual fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision: (a) forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, and custodian to such an investment company. In 1981, the United States Supreme Court held in BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM V. INVESTMENT COMPANY INSTITUTE that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies. In the BOARD OF GOVERNORS case, the Supreme Court also stated that if a national bank complied with the restrictions imposed by the Board in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to investment companies, a national bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act.

         The Adviser believes that it possesses the legal authority to perform the services for the Funds contemplated by the relevant Prospectuses, this Statement of Additional Information and the Investment Advisory Agreement without violation of applicable statutes and regulations. Future changes in either Federal or state statutes and regulations relating to the permissible activities of banks or bank holding companies and the subsidiaries or affiliates of those entities, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent or restrict the Adviser from continuing to perform such services for the Group. In addition, current state securities laws on the issue of the registration of banks as brokers or dealers may differ from the interpretation of federal law, and banks and financial institutions may be required to register as dealers pursuant to the laws of a specific state. Depending upon the nature of any changes in the services which could be provided by the Adviser, the Board of Trustees of the Group would review the Group's relationship with the Adviser and consider taking all action necessary in the circumstances.

         Should future legislative, judicial, or administrative action prohibit or restrict the proposed activities of the Adviser and/or the Adviser's affiliated and correspondent banks in connection with Customer purchases of Shares of a Fund, those banks might be required to alter materially or discontinue the services offered by them to Customers. It is not anticipated, however, that any change in the Group's method of operations would affect its net asset value per share or result in financial losses to any Customer.

ADMINISTRATOR


         BISYS serves as administrator (the "Administrator") to the Funds pursuant to a Management and Administration Agreement dated July 9, 1996, as amended as of April 6, 1998 (the "Administration Agreement"). The Administrator assists in supervising all operations of the Funds (other than those performed by the Adviser under the Investment Advisory Agreement, by The Bank of New York under the Custody Agreement and by BISYS Fund Services, Inc. under the Transfer Agency Agreement and Fund Accounting Agreement). The Administrator is a broker-dealer registered with the Commission, and is a member of the National Association of Securities Dealers, Inc. The Administrator provides financial services to institutional clients.


         Under the Administration Agreement, the Administrator has agreed to maintain office facilities; furnish statistical and research data, clerical, certain bookkeeping services and stationery and office supplies; prepare the periodic reports to the Commission on Form N-SAR or any replacement forms therefor; compile data for, prepare for execution by the Funds and file all of the Funds' federal and state tax returns and required tax filings other than those required to be made by the Funds' custodian and Transfer Agent; prepare compliance filings pursuant to state securities laws with the advice of the Group's counsel; assist to the extent requested by the Group with the Group's preparation of its Annual and Semi-Annual Reports to Shareholders and its Registration Statement (on Form N-1A or any replacement therefor); compile data for, prepare and file timely Notices to the Commission required pursuant to Rule 24f-2 under the 1940 Act; keep and maintain the financial accounts and records of the Funds, including calculation of daily expense accruals; determine the actual variance from $1.00 of the Prime Money Market Fund's and the Treasury Money Market Fund's net asset value per share; and generally assist in all aspects of the Funds' operations other than those performed by the Adviser under the Investment Advisory Agreement, by The Bank of New York under the Custody Agreement and by BISYS Fund Services, Inc. under the Transfer Agency Agreement and Fund Accounting Agreement. Under the Administration Agreement, the Administrator may delegate all or any part of its responsibilities thereunder.

         The Administrator receives a fee from each Fund for its services as Administrator and expenses assumed pursuant to the Administration Agreement, equal to a fee, calculated daily and paid periodically, at the annual rate equal to eleven and one-half one-hundredths of one percent (.115%) of that Fund's average daily net assets.

         For the fiscal year ended June 30, 1998, and the fiscal period ended June 30, 1997, the Administrator earned the following amounts with respect to its administrative services to the Funds indicated below pursuant to the Administration Agreement:

                                              Fiscal Year Ended              Fiscal Period Ended
                                                 June 30, 1998               June 30, 1979((1))
                                              -----------------              -------------------
         Prime Money Market Fund                   $ 179,279                     $  81,328
         Pennsylvania Bond Fund                      137,123                        97,040
         Established Growth Fund                     257,620                       112,311
         Income Fund                                 274,422                       129,863
         Aggressive Growth Fund                      144,284                        44,692
         Treasury Money Market Fund                   28,247                           N/A
         Government Securities Fund                   38,098                           N/A

------------------

(1) Such Funds commenced operations October 7, 1996, October 1, 1996, December 2, 1996, December 2, 1996, February 3, 1997, July 1, 1997, and July 1, 1997, respectively.

         For the fiscal year ended June 30, 1998, the Administrator had not received any compensation under the Administration Agreement with respect to the Emerging Growth Fund since that Fund had not yet commenced operations.


         Unless sooner terminated as provided therein, the Administration Agreement has an initial term expiring on July 9, 1999, and thereafter shall be renewed automatically for successive one-year terms, unless written notice not to renew is given by the non-renewing party to the other party at least 60 days prior to the expiration of the then-current term. The Administration Agreement is terminable with respect to a Fund upon mutual agreement of the parties to the Administration Agreement; through a failure to renew at the end of a one-year term; upon 180 days' written notice by the Group after the initial term but only in connection with the reorganization of the Funds into another registered management investment company; and for cause (as defined in the Administration Agreement) by the party alleging cause, on not less than 60 days' notice by the Group's Board of Trustees or by the Administrator.

         The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by a Fund in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or negligence in the performance of its duties, or from the reckless disregard by the Administrator of its obligations and duties thereunder.

DISTRIBUTOR


         BISYS serves as agent for each Fund in the distribution of its Shares pursuant to a Distribution Agreement dated July 9, 1996, as amended as of April 6, 1998 (the "Distribution Agreement"). Unless otherwise terminated, the Distribution Agreement renews automatically for successive annual periods ending July 9th if approved at least annually (i) by the Group's

Board of Trustees or by the vote of a majority of the outstanding Shares of the Funds, and (ii) by the vote of a majority of the Trustees of the Group who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.


         In its capacity as Distributor, BISYS solicits orders for the sale of Shares, advertises and pays the costs of advertising, office space and the personnel involved in such activities. BISYS receives no compensation under the Distribution Agreement with the Group but retains all or a portion of any sales charge imposed upon a purchase of the Shares. For the fiscal year ended June 30, 1998, commissions paid to BISYS as Distributor with respect to the sale of shares of the Funds were $56,594, of which $2,114 were reallowed to brokers affiliated with Keystone.



ADMINISTRATIVE SERVICES PLAN

         As described in the Prospectuses, the Group has also adopted an Administrative Services Plan (the "Services Plan") under which each Fund is authorized to pay certain financial institutions, including the Adviser, its affiliates and their affiliated and correspondent banks, and BISYS (a "Service Organization"), to provide certain ministerial, record keeping, and administrative support services to their customers who own of record or beneficially Shares in the Funds. Payments to such Service Organizations are made pursuant to Servicing Agreements between the Group and the Service Organization. The Services Plan authorizes each Fund to make payments to Service Organizations in an amount, on an annual basis, of up to 0.25% of the average daily net asset value of that Fund. The Services Plan has been approved by the Board of Trustees of the Group, including a majority of the Trustees who are not interested persons of the Group (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Services Plan or in any Servicing Agreements thereunder (the "Disinterested Trustees"). The Services Plan may be terminated as to a Fund by a vote of a majority of the Disinterested Trustees. The Trustees review quarterly a written report of the amounts expended pursuant to the Services Plan and the purposes for which such expenditures were made. The Services Plan may be amended by a vote of the Trustees, provided that any material amendments also require the vote of a majority of the Disinterested Trustees. For so long as the Services Plan is in effect, selection and nomination of those Disinterested Trustees shall be committed to the discretion of the Group's Disinterested Trustees. All Servicing Agreements may be terminated at any time without the payment of any penalty by a vote of a majority of the Disinterested Trustees. The Services Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved by a majority of the Board of Trustees, including a majority of the Disinterested Trustees.


         As authorized by the Services Plan, the Group has entered into a Servicing Agreement with Keystone pursuant to which Keystone has agreed to provide certain administrative support services in connection with Shares of the Funds owned of record or beneficially by its customers. Such administrative support services may include, but are not limited to, (i) processing dividend and distribution payments from a Fund on behalf of customers; (ii) providing periodic statements to its customers showing their positions in the Shares;
(iii) arranging for bank wires; (iv) responding to routine customer inquiries relating to services performed by Keystone; (v) providing sub-accounting with respect to the Shares beneficially owned by Keystone's customers or the information necessary for sub-accounting; (vi) if required by law, forwarding shareholder communications from a Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to its customers; (vii) aggregating and processing purchase, exchange, and redemption requests from customers and placing net purchase, exchange, and redemption orders for customers; and (viii) providing customers with a service that invests the assets of their account in the Shares pursuant to specific or pre-authorized instructions. In consideration of such services, the Group, on behalf of each Fund, has agreed to pay Keystone a monthly fee, computed at the annual rate of up to .25% of the average aggregate net asset value of Shares of that Fund held during the period by customers for whom Keystone has provided services under the Servicing Agreement. For the fiscal year ended June 30, 1998, Keystone received the following amounts from the respective Funds pursuant to the Servicing Agreement:

         Prime Money Market Fund            $23,031
         Pennsylvania Bond Fund              14,496
         Established Growth Fund             94,082
         Income Fund                         33,220
         Aggressive Growth Fund              49,831
         Treasury Money Market Fund               0
         Government Securities Fund               0

         For the fiscal year ended June 30, 1998, Keystone had not received any compensation under the Servicing Agreement with respect to the Emerging Growth Fund since that Fund had not yet commenced operations.

CUSTODIAN

         The Bank of New York, 48 Wall Street, New York, New York, 10286, serves as custodian (the "Custodian") to the Funds pursuant to the Custody Agreement dated as of July 9, 1996, as amended as of April 6, 1998. The Custodian's responsibilities include safeguarding and controlling each Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on each Fund's investments.

TRANSFER AGENCY AND FUND ACCOUNTING SERVICES

         BISYS Fund Services, Inc. serves as transfer agent and dividend disbursing agent (the "Transfer Agent") for the Funds pursuant to the Transfer Agency Agreement dated July 9, 1996, as amended as of April 6, 1998. Pursuant to such Agreement, the Transfer Agent, among other things, performs the following services in connection with the Funds' Shareholders of record: maintenance of shareholder records for each of the Funds' Shareholders of record; processing Shareholder purchase and redemption orders; processing transfers and exchanges of Shares of the Funds on the Shareholder files and records; processing dividend payments and reinvestments; and assistance in the mailing of Shareholder reports and proxy solicitation materials. For such services the Transfer Agent receives a fee based on the number of shareholders of record.

         For the fiscal year ended June 30, 1998, and the fiscal period ended June 30, 1997, the Transfer Agent earned the amounts indicated below with respect to its transfer agency services to the indicated Funds.

                                                Fiscal Year Ended                 Fiscal Period Ended
                                                  June 30, 1998                    June 30, 1997(1)
                                                -----------------                 -------------------
         Prime Money Market Fund                    $26,793                             $19,648

         Pennsylvania Bond Fund                      22,799                              21,322

         Established Growth Fund                     38,056                              20,282

         Income Fund                                 27,809                              19,824

         Aggressive Growth Fund                      36,487                              11,099

         Treasury Money Market Fund                  21,952                                 N/A

         Government Securities Fund                  22,498                                 N/A

---------------

(1) Such Funds commenced operations October 7, 1996, October 1, 1996, December 2, 1996, December 2, 1996, February 3, 1997, July 1, 1997, and July 1, 1997, respectively.

         For the fiscal year ended June 30, 1998, the Transfer Agent received no compensation from the Group for services as transfer agent for the Emerging Growth Fund since such Fund had not yet commenced operations.

         In addition, BISYS Fund Services, Inc. provides certain fund accounting services to each of the Funds pursuant to a Fund Accounting Agreement dated July 9, 1996, as amended as of April 6, 1998. BISYS Fund Services, Inc. receives a fee from each Fund for such services equal to the greater of (a) a fee computed at an annual rate of three one-hundredths of one percent (.03%) of that Fund's average daily net assets, or (b) the annual fee of $30,000 ($35,000 for the Pennsylvania Bond Fund). Under such Agreement, BISYS Fund Services, Inc. maintains the accounting books and records for the Funds, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts; maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Funds, including calculation of the net asset value per share, calculation of the dividend and capital gain distributions, if any, and of yield, reconciliation of cash movements with the Funds' custodian, and verification and reconciliation with the Funds' custodian of all daily trade activity; provides certain reports; obtains dealer quotations, prices from a pricing service or matrix prices on all portfolio securities in order to mark the portfolio to the market; and prepares an interim balance sheet, statement of income and expense, and statement of changes in net assets for the Funds.

         Unless sooner terminated as provided therein, the Fund Accounting Agreement has an initial term expiring on July 9, 1999, and thereafter shall be renewed automatically for successive one-year terms, unless written notice not to renew is given by the non-renewing party to the other party at least 60 days prior to the expiration of the then-current term. The Fund Accounting Agreement is terminable with respect to a Fund upon mutual agreement of the parties to the Fund Accounting Agreement; upon 180 days' written notice by the Group after the initial term but only in connection with the reorganization of the Funds into another registered management investment company; and for cause (as defined in the Fund Accounting Agreement) by the party alleging cause, on not less than 60 days' notice by the Group's Board of Trustees or by BISYS Fund Services, Inc.

         The Fund Accounting Agreement provides that BISYS Fund Services, Inc. shall not be liable for any error of judgment or mistake of law or any loss suffered by a Fund in connection with the matters to which the Fund Accounting Agreement relates, except a loss resulting from willful misfeasance, bad faith, or negligence in the performance of its duties, or from the reckless disregard by BISYS Fund Services, Inc. of its obligations and duties thereunder.


         For the fiscal year ended June 30, 1998, and the fiscal period ended June 30, 1997, BISYS Fund Services, Inc. earned the amounts indicated below with respect to its fund accounting services to the indicated Funds.

                                              Fiscal Year Ended            Fiscal Period Ended
                                                June 30, 1998               June 30, 1997((1))
                                               ---------------             -------------------
         Prime Money Market Fund                   $47,847                              $21,776

         Pennsylvania Bond Fund                     43,737                               30,096

         Established Growth Fund                    41,513                               31,176

         Income Fund                                75,419                               35,604

         Aggressive Growth Fund                     41,513                               13,033

         Treasury Money Market Fund                 30,875                                  N/A

         Government Securities Fund                 32,239                                  N/A

-----------

(1) Such Funds commenced operations October 7, 1996, October 1, 1996, December 2, 1996, December 2, 1996, February 3, 1997, July 1, 1997, and July 1, 1997, respectively.

         For the fiscal year ended June 30, 1998, BISYS Fund Services, Inc. earned no fees with respect to its fund accounting services to the Emerging Growth Fund since such Fund had not yet commenced operations.

AUDITORS

         The financial statements for the Prime Money Market, Pennsylvania Bond, Established Growth, Income, Aggressive Growth, Treasury Money Market and Government Securities Funds as of June 30, 1998, and for the periods indicated therein, appearing in the Statement of Additional Information have been audited by KPMG Peat Marwick LLP, Two Nationwide Plaza, Columbus, Ohio 43215, as set forth in their report appearing with the aforementioned financial statements included herein, and are included in reliance upon such report and on the authority of such firm as experts in auditing and accounting.


LEGAL COUNSEL

         Baker & Hostetler LLP, 65 East State Street, Columbus, Ohio 43215 is counsel to the Group and will pass upon the legality of the Shares offered hereby.

                             ADDITIONAL INFORMATION

DESCRIPTION OF SHARES


         The Group is an Ohio business trust. The Group was organized on April 25, 1988, and the Group's Declaration of Trust was filed with the Secretary of State of Ohio on April 25, 1988. The Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares, which are shares of beneficial interest, without par value. The Group presently has eight series of shares that represent interests in the Funds. The Group's Declaration of Trust authorizes the Board of Trustees to divide or redivide any unissued shares of the Group into one or more additional series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.


         Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the applicable Prospectus and this Statement of Additional Information, the Shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Group, shareholders of a fund are entitled to receive the assets available for distribution belonging to that fund, and a proportionate distribution, based upon the relative asset values of the respective funds, of any general assets not belonging to any particular fund which are available for distribution.

         Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Group shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each fund affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a fund will be required in connection with a matter, a fund will be deemed to be affected by a matter unless it is clear that the interests of each fund in the matter are identical, or that the matter does not affect any interest of the fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding shares of such fund. However, Rule 18f-2 also provides that the election of Trustees may be effectively acted upon by shareholders of the Group voting without regard to series.


         As of October 20, 1998, the following are the only entities known to the Group who owns of record or beneficially 5% or more of the outstanding Shares of any of the Funds: Keystone Financial, Inc., 1315 Eleventh Avenue, P.
O. Box 2450, Altoona, Pennsylvania 16601 owned beneficially and of record 86.25% of the issued and outstanding Shares of the Prime Money Market Fund, 97.25% of the issued and outstanding Shares of Pennsylvania Bond Fund, 97.81% of the issued and outstanding Shares of the Established Growth Fund, 94.87% of the issued and outstanding Shares of Income Fund, 95.75% of the issued and outstanding Shares of the Aggressive Growth Fund, 75.56% of the issued and outstanding Shares of the Treasury Money Market Fund, 98.74% of the issued and outstanding Shares of the Government Securities Fund and 88.38% of the issued and outstanding shares of the Emerging Growth Fund; and National Financial Services Corp., One World Financial Center, 200 Liberty Street, New York, New York 10281, owned of record 8.94% of the issued and outstanding Shares of the Prime Money Market Fund and 18.54% of the issued and outstanding Shares of the Treasury Money Market Fund.


VOTE OF A MAJORITY OF THE OUTSTANDING SHARES

         As used in the Prospectuses and this Statement of Additional Information, a "vote of a majority of the outstanding Shares" of a Fund means the affirmative vote, at a meeting of Shareholders duly called, of the lesser of
(a) 67% or more of the votes of Shareholders of that Fund present at a meeting at which the holders of more than 50% of the votes attributable to Shareholders of record of such Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of Shareholders of that Fund.

ADDITIONAL GENERAL TAX INFORMATION


         Each of the Funds is treated as a separate entity for federal income tax purposes and intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), for so long as such qualification is in the best interest of that Fund's shareholders. In order to qualify as a regulated investment company, a Fund must, among other things: diversify its investments within certain prescribed limits; and derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies. In addition, to utilize the tax provisions specially applicable to regulated investment companies, a Fund must distribute to its Shareholders at least 90% of its investment company taxable income for the year. In general, the Fund's investment company taxable income will be its taxable income subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year.


         A non-deductible 4% excise tax is imposed on regulated investment companies that do not distribute in each calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gain net income for the one-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. If distributions during a calendar year were less than the required amount, the Fund would be subject to a non-deductible excise tax equal to 4% of the deficiency.

         Although each Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, a Fund may be subject to the tax laws of such states or localities. In addition, if for any taxable year a Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its Shareholders). In such event, dividend distributions would be taxable to Shareholders to the extent of earnings and profits, and would be eligible for the dividends received deduction for corporations.

         It is expected that each Fund will distribute annually to Shareholders all or substantially all of that Fund's net ordinary income and net realized capital gains and that such distributed net ordinary income and distributed net realized capital gains will be taxable income to Shareholders for federal income tax purposes, even if paid in additional Shares of that Fund and not in cash.


         Distribution by a Fund of the excess of net long-term capital gain over net short-term capital loss, if any, is taxable to Shareholders as long-term capital gain in the year in which it is received, regardless of how long the Shareholder has held the Shares. Such distributions are not eligible for the dividends-received deduction.


         Federal taxable income of individuals is subject to graduated tax rates of 15%, 28%, 31%, 36% and 39.6%. Further, the effective marginal tax rate may be in excess of 39.6%, because adjustments reduce or eliminate the benefit of the personal exemption and itemized deductions for individuals with gross income in excess of certain threshold amounts.


         Long-term capital gains of individuals are subject to a maximum tax rate of 20% (10% for individuals in the 15% ordinary income tax bracket). Capital losses may be used to offset capital gains. In addition, individuals may deduct up to $3,000 of net capital loss each year to offset ordinary income. Excess net capital loss may be carried forward and deducted in future years. The holding period for long-term capital gains is more than one year.


         Federal taxable income of corporations in excess of $75,000 up to $10 million is subject to a 34% tax rate; however, because the benefit of lower tax rates on a corporation's taxable income of less than $75,000 is phased out for corporations with income in excess of $100,000 but lower than $335,000, a maximum marginal tax rate of 39% may result. Federal taxable income of corporations in excess of $10 million is subject to a tax rate of 35%. Further, a corporation's federal taxable income in excess of $15 million is subject to an additional tax equal to 3% of taxable income over $15 million, but not more than $100,000.

         Capital gains of corporations are subject to tax at the same rates applicable to ordinary income. Capital losses may be used only to offset capital gains and excess net capital loss may be carried back three years and forward five years.

         Certain corporations are entitled to a 70% dividends received deduction for distributions from certain domestic corporations. Each Fund will designate the portion of any distributions which qualify for the 70% dividends received deduction. The amount so designated may not exceed the amount received by that Fund for its taxable year that qualifies for the dividends received deduction. Because all of the Prime Money Market Fund's, the Pennsylvania Bond Fund's, the Income Fund's, the Treasury Money Market Fund's and the Government Securities Fund's net investment income is expected to be derived from earned interest and short term capital gains, it is anticipated that no distributions from such Funds will qualify for the 70% dividends received deduction.

         Foreign taxes may be imposed on a Fund by foreign countries with respect to its income from foreign securities. Since less than 50% in value of any Fund's total assets at the end of its fiscal year are expected to be invested in stocks or securities of foreign corporations, such Fund will not be entitled under the Code to pass through to its Shareholders their pro rata share of the foreign taxes paid by that Fund. These taxes will be taken as a deduction by the Fund.

         Under Section 1256 of the Code, gain or loss realized by a Fund from certain financial futures and options transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of such futures and options as well as from closing transactions. In addition, any such futures and options remaining unexercised at the end of a Fund's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to such Fund characterized in the manner described above.

         Offsetting positions held by a Fund involving certain futures contracts or options transactions may be considered, for tax purposes, to constitute "straddles." Straddles are defined to include "offsetting positions" in actively traded personal property. The tax treatment of straddles is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, overrides or modifies the provisions of Section 1256. As such, all or a portion of any short or long-term capital gain from certain straddle and/or conversion transactions may be recharacterized as ordinary income.

         If a Fund were treated as entering into straddles by reason of its engaging in futures or options transactions, such straddles would be characterized as "mixed straddles" if the futures or options comprising a part of such straddles were governed by Section 1256 of the Code. A Fund may make one or more elections with respect to mixed straddles. If no election is made, to the extent the straddle rules apply to positions established by a Fund, losses realized by such Fund will be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and conversion transaction rules, short-term capital losses on straddle positions may be recharacterized as long-term capital losses and long-term capital gains may be recharacterized as short-term capital gain or ordinary income.

         Investment by a Fund in securities issued at a discount or providing for deferred interest or for payment of interest in the form of additional obligations could, under special tax rules, affect the amount, timing and character of distributions to Shareholders. For example, a Fund could be required to take into account annually a portion of the discount (or deemed discount) at which such securities were issued and to distribute such portion in order to maintain its qualification as a regulated investment company. In that case, that Fund may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.

         Each Fund may be required by federal law to withhold and remit to the U.S. Treasury 31% of taxable dividends, if any, and capital gain distributions to any Shareholder, and the proceeds of redemption or the values of any exchanges of Shares of the Fund, if such Shareholder (1) fails to furnish the Fund with a correct taxpayer identification number, (2) under-reports dividend or interest income, or (3) fails to certify to the Fund that he or she is not subject to such withholding. An individual's taxpayer identification number is his or her Social Security number.

         Information set forth in the Prospectuses and this Statement of Additional Information which relates to Federal taxation is only a summary of some of the important Federal tax considerations generally affecting purchasers of Shares of the Funds. No attempt has been made to present a detailed explanation of the Federal income tax treatment of the Funds or their Shareholders and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of Shares of a Fund are urged to consult their tax advisers with specific reference to their own tax situation. In addition, the tax discussion in the Prospectuses and this Statement of Additional Information is based on tax laws and regulations which are in effect on the date of the Prospectuses and this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action.

         Information as to the federal income tax status of all distributions will be mailed annually to each Shareholder.

ADDITIONAL TAX INFORMATION WITH RESPECT TO THE PENNSYLVANIA BOND FUND

         The Pennsylvania Bond Fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Pennsylvania Bond Fund would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans, and individual retirement accounts, since such plans and accounts are generally tax-exempt and, therefore, would not gain any additional benefit from all or a portion of the Pennsylvania Bond Fund's dividends being tax-exempt and such dividends would be ultimately taxable to the beneficiaries when distributed to them. In addition, the

Pennsylvania Bond Fund may not be an appropriate investment for entities which are "substantial users," or "related persons" thereof, of facilities financed by private activity bonds held by the Pennsylvania Bond Fund.

         The Code permits a regulated investment company which invests in Exempt Securities to pay to its Shareholders "exempt-interest dividends," which are excluded from gross income for federal income tax purposes, if at the close of each quarter of its taxable year at least 50% of its total assets consist of Exempt Securities.

         An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Pennsylvania Bond Fund that is derived from interest received by the Pennsylvania Bond Fund that is excluded from gross income for federal income tax purposes, net of certain deductions, provided the dividend is designated as an exempt-interest dividend in a written notice mailed to Shareholders not later than sixty days after the close of the Pennsylvania Bond Fund's taxable year. The percentage of the total dividends paid by the Pennsylvania Bond Fund during any taxable year that qualifies as exempt-interest dividends will be the same for all Shareholders of the Pennsylvania Bond Fund receiving dividends during such year. Exempt-interest dividends shall be treated by the Pennsylvania Bond Fund's Shareholders as items of interest excludable from their gross income for Federal income tax purposes under Section 103(a) of the Code. However, a Shareholder is advised to consult his tax adviser with respect to whether exempt-interest dividends retain the exclusion under Section 103(a) of the Code if such Shareholder is a "substantial user" or a "related person" to such user under Section 147(a) of the Code with respect to any of the Exempt Securities held by the Pennsylvania Bond Fund. If a Shareholder receives an exempt-interest dividend with respect to any Share and such Share is held by the Shareholder for six months or less, any loss on the sale or exchange of such Share shall be disallowed to the extent of the amount of such exempt-interest dividend.

         In general, interest on indebtedness incurred or continued by a Shareholder to purchase or carry Shares is not deductible for federal income tax purposes if the Pennsylvania Bond Fund distributes exempt-interest dividends during the Shareholder's taxable year. A Shareholder of the Pennsylvania Bond Fund that is a financial institution may not deduct interest expense attributable to indebtedness incurred or continued to purchase or carry Shares of the Pennsylvania Bond Fund if the Pennsylvania Bond Fund distributes exempt-interest dividends during the Shareholder's taxable year. Certain federal income tax deductions of property and casualty insurance companies holding Shares of the Pennsylvania Bond Fund and receiving exempt-interest dividends may also be adversely affected. In certain limited instances, the portion of Social Security benefits received by a Shareholder which may be subject to federal income tax may be affected by the amount of tax-exempt interest income, including exempt-interest dividends received by Shareholders of the Pennsylvania Bond Fund.


         In the event the Pennsylvania Bond Fund realizes long-term capital gains, the Pennsylvania Bond Fund intends to distribute any realized net long-term capital gains annually. If the Pennsylvania Bond Fund distributes such gains, the Pennsylvania Bond Fund will have no tax liability with respect to such gains, and the distributions will be taxable to Shareholders as long-term capital gains regardless of how long the Shareholders have held their Shares. Any such distributions will be designated as a capital gain dividend in a written notice mailed by the

Pennsylvania Bond Fund to the Shareholders not later than sixty days after the close of the Pennsylvania Bond Fund's taxable year. It should be noted, however, that long-term capital gains of individuals are subject to a maximum tax rate of 20% (or 10% for individuals in the 15% ordinary income tax bracket). Any net short-term capital gains are taxed at ordinary income tax rates. If a Shareholder receives a capital gain dividend with respect to any Share and then sells the Share before he has held it for more than six months, any loss on the sale of the Share is treated as long-term capital loss to the extent of the capital gain dividend received.


         Interest earned on certain municipal obligations issued on or after August 8, 1986, to finance certain private activities will be treated as a tax preference item in computing the alternative minimum tax. Since the Pennsylvania Bond Fund may invest up to 20% of its net assets in municipal securities the interest on which may be treated as a tax preference item, a portion of the exempt-interest dividends received by Shareholders from the Pennsylvania Bond Fund may be treated as tax preference items in computing the alternative minimum tax to the extent that distributions by the Pennsylvania Bond Fund are attributable to such obligations. Also, a portion of all other interest excluded from gross income for federal income tax purposes earned by a corporation may be subject to the alternative minimum tax as a result of the inclusion in alternative minimum taxable income of 75% of the excess of adjusted current earnings and profits over pre-book alternative minimum taxable income. Adjusted current earnings and profits would include exempt-interest dividends distributed by the Pennsylvania Bond Fund to corporate Shareholders. For individuals the alternative minimum tax rate is 26% on alternative minimum taxable income up to $175,000 and 28% on the excess of $175,000; for corporations the alternative minimum tax rate is 20%.

         For taxable years of corporations beginning before 1996, the Superfund Revenue Act of 1986 imposes an additional tax (which is deductible for federal income tax purposes) on a corporation at a rate of 0.12 of one percent on the excess over $2,000,000 of such corporation's "modified alternative minimum taxable income", which would include a portion of the exempt-interest dividends distributed by the Pennsylvania Bond Fund to such corporation. In addition, exempt-interest dividends distributed to certain foreign corporations doing business in the United States could be subject to a branch profits tax imposed by Section 884 of the Code.

         Distributions of exempt-interest dividends by the Pennsylvania Bond Fund may be subject to state and local taxes even though a substantial portion of such distributions may be derived from interest on obligations which, if received directly, would be exempt from such taxes. The Pennsylvania Bond Fund will report to its Shareholders annually after the close of its taxable year the percentage and source, on a state-by-state basis, of interest income earned on municipal obligations held by the Pennsylvania Bond Fund during the preceding year. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.


         As indicated in its Prospectus, the Pennsylvania Bond Fund may acquire rights regarding specified portfolio securities under puts. See "INVESTMENT OBJECTIVES AND POLICIES -- Additional Information on Portfolio Instruments - Puts" in this Statement of Additional Information. The policy of the Pennsylvania Bond Fund is to limit its acquisition of puts to those under which it will be treated for federal income tax purposes as the owner of the

Exempt Securities acquired subject to the put and the interest on the Exempt Securities will be tax-exempt to it. Although the Internal Revenue Service has issued a published ruling that provides some guidance regarding the tax consequences of the purchase of puts, there is currently no guidance available from the Internal Revenue Service that definitively establishes the tax consequences of many of the types of puts that the Pennsylvania Bond Fund could acquire under the 1940 Act. Therefore, although the Pennsylvania Bond Fund will only acquire a put after concluding that it will have the tax consequences described above, the Internal Revenue Service could reach a different conclusion.

         Under Section 1256 of the Code, gain or loss realized by the Pennsylvania Bond Fund from certain financial futures and options transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of such futures and options as well as from closing transactions. In addition, any such futures and options remaining unexercised at the end of the Pennsylvania Bond Fund's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Pennsylvania Bond Fund characterized in the manner described above.

         Offsetting positions held by the Pennsylvania Bond Fund involving certain futures contracts or options transactions may be considered, for tax purposes, to constitute "straddles." Straddles are defined to include "offsetting positions" in actively traded personal property. The tax treatment of straddles is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, overrides or modifies the provisions of Section 1256. As such, all or a portion of any short or long-term capital gain from certain straddle and/or conversion transactions may be recharacterized as ordinary income.

         If the Pennsylvania Bond Fund were treated as entering into straddles by reason of its engaging in futures or options transactions, such straddles would be characterized as "mixed straddles" if the futures or options comprising a part of such straddles were governed by Section 1256 of the Code. The Pennsylvania Bond Fund may make one or more elections with respect to mixed straddles. If no election is made, to the extent the straddle rules apply to positions established by the Pennsylvania Bond Fund, losses realized by the Pennsylvania Bond Fund will be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and conversion transaction rules, short-term capital losses on straddle positions may be recharacterized as long-term capital losses and long-term capital gains may be recharacterized as short-term capital gain or ordinary income.

         Investment by the Pennsylvania Bond Fund in securities issued at a discount or providing for deferred interest or for payment of interest in the form of additional obligations could, under special tax rules, affect the amount, timing and character of distributions to Shareholders. For example, the Pennsylvania Bond Fund could be required to take into account annually a portion of the discount (or deemed discount) at which such securities were issued and to distribute such portion in order to maintain its qualification as a regulated investment company. In that case, the Pennsylvania Bond Fund may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.

         Income itself exempt from Federal income taxation may be considered in addition to taxable income when determining whether Social Security payments received by a Shareholder are subject to federal income taxation.

SEVEN-DAY AND 30-DAY YIELDS OF THE PRIME MONEY MARKET FUND AND THE TREASURY MONEY MARKET FUND

         The standardized seven-day yield for the Prime Money Market Fund and the Treasury Money Market Fund is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical preexisting account in that Fund having a balance of one Share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from Shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7). The net change in the account value of the Fund includes the value of additional Shares purchased with dividends from the original Share, dividends declared on both the original Share and any such additional Shares, and all fees, other than nonrecurring account or sales charges, that are charged to all Shareholder accounts in proportion to the length of the base period and assuming such Fund's average account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. The 30-day yield is calculated as described above except that the base period is 30 days rather than seven days.

         The effective yield for the Prime Money Market Fund and the Treasury Money Market Fund is computed by compounding the base period return, as calculated above, by adding 1 to the base period return raising the sum to a power equal to 365 divided by seven and subtracting 1 from the result.


         For the seven-day period ended June 30, 1998, the Prime Money Market Fund's seven-day yield and seven-day effective yield were 5.09% and 5.22%, respectively. For the 30-day period ended June 30, 1998, the yield and effective yield for the Prime Money Market Fund were 5.06% and 5.18%, respectively.

         For the seven-day period ended June 30, 1998, the Treasury Money Market Fund's seven-day yield and seven-day effective yield were 4.78% and 4.90%, respectively. For the 30-day period ended June 30, 1998, the yield and effective yield for the Treasury Money Market Fund were 4.73% and 4.84%, respectively.


30-DAY YIELD OF THE OTHER FUNDS

         As summarized in the Prospectuses under the heading "PERFORMANCE INFORMATION," the yield of the Funds will be computed by annualizing net investment income per share for a recent 30-day period and dividing that amount by the Fund Share's maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed income securities (except for obligations backed by mortgages or other assets) and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. The yield of a Fund will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Group allocated to such Fund. These factors and possible differences in the methods used in calculating yield should be considered when comparing a Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of a Fund's Shares and to the relative risks associated with the investment objectives and policies of that Fund.

         In addition, tax equivalent yields are computed by dividing that portion of the Pennsylvania Bond Fund's yield (as computed above) which is tax-exempt by one minus a stated income tax rate and adding that result to that portion, if any, of the yield of the Pennsylvania Bond Fund which is not tax-exempt.


         For the 30-day period ended June 30, 1998, the yields for the Pennsylvania Bond Fund, the Income Fund and the Government Securities Fund were as follows:

                                                     With Maximum               Without Maximum
                                                      Sales Load                   Sales Load
                                                     ------------               ---------------
         Pennsylvania Bond Fund                          3.98%                         4.17%

         Income Fund                                     5.48%                         5.75%

         Government Securities Fund                      4.99%                         5.15%

         For the same period, the tax equivalent yields for the Pennsylvania Bond Fund, assuming a 39.6% federal tax rate, were 6.59%, assuming the imposition of the maximum sales charge, and 6.90%, excluding the effect of a sales charge.


CALCULATION OF TOTAL RETURN

         As summarized in the Prospectuses under the heading "PERFORMANCE INFORMATION," average annual total return is a measure of the change in value of an investment in a Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in that Fund immediately rather than paid to the investor in cash. Average annual total return will be calculated by:
(1) adding to the total number of Shares purchased by a hypothetical $1,000 investment in a Fund (less the maximum sales charge, if any) all additional Shares which would have been purchased if all dividends and distributions paid or distributed during the period had been immediately reinvested; (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of Shares owned at the end of the period by the net asset value per share on the last trading day of the period; (3) assuming redemption at the end of the period; and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment and annualizing the result for periods of less than one year. A Fund, however, may also advertise aggregate total return in addition to or in lieu of average annual total return. Aggregate total return is a measure of the change in value of an investment in a Fund over the relevant period and is calculated similarly to average annual total return except that the result is not annualized.


         For the one year period ended June 30, 1998, and the period from commencement of operations to June 30, 1998, the average annual total returns for the Funds, including the performance of any Fund's predecessor CIFs (which performance had been restated to reflect the estimated fees for such Fund for its first fiscal year), are as follows:

                                                         Average Annual Total Return
                                                         ---------------------------
               Fund                    With Maximum Sales Load(1)                 Without Sales Load
               ----                    --------------------------                 ------------------
                                                           Since                               Since
                                         1 Year         Inception(2)        1 Year          Inception(2)
                                         ------         ---------           ------          ---------
Prime Money Market                        5.19%             5.17%              5.19%            5.17%
Pennsylvania Bond                         1.17%             2.93%              5.89%            5.67%
Established Growth                       22.21%            28.49%             27.92%           30.20%
Income                                    5.01%             4.07%              9.95%            7.14%
Aggressive Growth                         7.68%            17.24%             12.72%           18.62%
Treasury Money Market                     4.78%             4.78%              4.78%            4.78%
Government Securities                     2.22%             3.89%              5.39%            5.10%

------------

1 The maximum sales load for the Pennsylvania Bond Fund, the Established Growth Fund, the Income Fund, and the Aggressive Growth Fund is 4.50%. The maximum sales load for the Government Securities Fund is 3.00%. The Prime Money Market Fund and the Treasury Money Market Fund have no sales load.

2 Commenced operations October 7, 1996, October 1, 1996, January 1, 1995 (the Established Growth Fund's predecessor CIF), December 2, 1996, July 1, 1994 (the Aggressive Growth Fund's predecessor CIF), July 1, 1997, and October 31, 1995 (the Government Securities Fund's predecessor
         CIF), respectively.

         Performance figures for periods prior to a Fund's commencement of operations are for such Fund's predecessor CIFs and not those of the Fund. And, of course, past performance is no guarantee as to future performance.

DISTRIBUTION RATES

         The Funds may from time to time advertise current distribution rates which are calculated in accordance with the method disclosed in the Prospectuses. The distribution rates for the Pennsylvania Bond, Established Growth, Income, Aggressive Growth and Government Securities Funds for the fiscal year ended June 30, 1998, are set forth in the following table.

                                    With Front-end Sales Loads                Without Front-end Sales Loads
                                    --------------------------                -----------------------------
Fund                          Includes Capital     Excludes Capital      Includes Capital    Excludes Capital
----                          ----------------     ----------------      ----------------    ----------------
                                    Gains                Gains                 Gains               Gains
                                    -----                -----                 -----               -----
Pennsylvania Bond                   4.55%                4.55%                 4.77%               4.77%
Established Growth                  1.07%                0.66%                 1.12%               0.69%
Income                              5.84%                5.84%                 6.12%               6.12%
Aggressive Growth                   1.02%                0.01%                 1.07%               0.01%
Government Securities               5.51%                5.47%                 5.68%               5.64%


PERFORMANCE COMPARISONS

         Investors may judge the performance of the Funds by comparing them to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies through various mutual fund or market indices such as those prepared by Dow Jones & Co., Inc. and S&P and to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds. Comparisons may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, Morningstar, Inc., Ibbotson Associates, CDA/Wiesenberger, The New York Times, Business Week, U.S.A. Today and local periodicals. In addition to performance information, general information about the Funds that appears in a publication such as those mentioned above may be included in advertisements, sales literature and reports to shareholders. The Funds may also include in advertisements and reports to shareholders information discussing the performance of the Adviser in comparison to other investment advisers and to other institutions.

         From time to time, the Group may include the following types of information in advertisements, supplemental sales literature and reports to
Shareholders: (1) discussions of general economic or financial principles (such as the effects of inflation, the power of compounding and the benefits of dollar cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions; (4) descriptions of past or anticipated portfolio holdings for the Funds; (5) descriptions of investment strategies for the Funds; (6) descriptions or comparisons of various investment products, which may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant market or industry indices or other appropriate benchmarks; (8) discussions of fund rankings or ratings by recognized rating organizations; and (9) testimonials describing the experience of persons that have invested in a Fund. The Group may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of a Fund.

         Current yields or total return will fluctuate from time to time and are not necessarily representative of future results. Accordingly, a Fund's yield or total return may not provide for comparison with bank deposits or other investments that pay a fixed return for a stated period of time. Yield and total return are functions of a Fund's quality, composition and maturity, as well as expenses allocated to that Fund. Fees imposed upon Customer accounts by the Adviser, its affiliates or its affiliated or correspondent banks for cash management services or other services will reduce a Fund's effective yield and total return to Customers.

MISCELLANEOUS

         Individual Trustees are generally elected by the shareholders and, subject to removal by the vote of two-thirds of the Board of Trustees, serve for a term lasting until the next meeting of shareholders at which Trustees are elected. Such meetings are not required to be held at any specific intervals. Generally, shareholders owning not less than 20% of the outstanding shares of the Group entitled to vote may cause the Trustees to call a special meeting. However, the Group has represented to the Commission that the Trustees will call a special meeting for the purpose of considering the removal of one or more Trustees upon written request therefor from shareholders owning not less than 10% of the outstanding votes of the Group entitled to vote. At such a meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Group), by majority vote, has the power to remove one or more Trustees.

         The Group is registered with the Commission as a management investment company. Such registration does not involve supervision by the Commission of the management or policies of the Group.

         The Prospectuses and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the Commission. Copies of such information may be obtained from the Commission upon payment of the prescribed fee.

         The Prospectuses and this Statement of Additional Information are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectuses and this Statement of Additional Information.

--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

THE SESSIONS GROUP
KEYPREMIER FUNDS

                      STATEMENTS OF ASSETS AND LIABILITIES
                                 JUNE 30, 1998

                                               AGGRESSIVE    ESTABLISHED    INTERMEDIATE   PENNSYLVANIA
                                                 GROWTH         GROWTH      TERM INCOME     MUNICIPAL
                                                  FUND           FUND           FUND        BOND FUND
                                              ------------   ------------   ------------   ------------
ASSETS:
  Investments, at value (cost $90,392,302;
    $122,248,153; $268,695,937;
    $115,435,199, respectively).............  $135,624,827   $258,207,494   $273,103,381   $117,400,450
  Cash......................................            --          3,754             --             --
  Interest and dividends receivable.........       106,673        247,877      4,120,267      1,858,538
  Receivable for capital shares issued......         5,557        868,595             --             --
  Unamortized organization costs............         3,157         22,495         32,379         15,505
                                              ------------   ------------   ------------   ------------
    Total Assets............................   135,740,214    259,350,215    277,256,027    119,274,493
                                              ------------   ------------   ------------   ------------
LIABILITIES:
  Dividends payable.........................            --        338,347      1,452,389        528,450
  Payable for capital shares redeemed.......         2,893          5,630        103,378             --
  Accrued expenses and other payables:
    Investment advisory fees payables.......        65,610        104,675         67,566         29,318
    Administration fees payables............         2,103          4,079          4,355          1,877
    Administrative services fees payables...        16,610         31,962         11,549          4,955
    Other Liabilities.......................        41,403         53,245         52,051         24,743
                                              ------------   ------------   ------------   ------------
    Total Liabilities.......................       128,619        537,938      1,691,288        589,343
                                              ------------   ------------   ------------   ------------
NET ASSETS:
  Capital...................................    87,150,821    117,103,473    270,605,349    116,233,895
  Accumulated undistributed net investment
    income (loss)...........................        (1,834)         1,232          1,734        134,109
  Accumulated undistributed net realized
    gains on investments....................     3,230,083      5,748,231        550,212        351,895
  Net unrealized appreciation of
    investments.............................    45,232,525    135,959,341      4,407,444      1,965,251
                                              ------------   ------------   ------------   ------------
    Net Assets..............................  $135,611,595   $258,812,277   $275,564,739   $118,685,150
                                              ============   ============   ============   ============
    Outstanding units of beneficial interest
      (shares)..............................    11,883,402     18,408,485     27,287,489     11,422,485
                                              ============   ============   ============   ============
    Net asset value -- redemption price per
      share.................................  $      11.41   $      14.06   $      10.10   $      10.39
                                              ============   ============   ============   ============
    Maximum Sales Charge....................          4.50%          4.50%          4.50%          4.50%
                                              ============   ============   ============   ============
    Maximum Offering Price (100%/(100%-
      Maximum Sales Charge) of net asset
      value adjusted to nearest cent) per
      share.................................  $      11.95   $      14.72   $      10.58   $      10.88
                                              ============   ============   ============   ============

                       See notes to financial statements.

THE SESSIONS GROUP
KEYPREMIER FUNDS

                STATEMENTS OF ASSETS AND LIABILITIES, CONTINUED
                                 JUNE 30, 1998

                                                           LIMITED DURATION   U.S. TREASURY
                                                              GOVERNMENT       OBLIGATIONS       PRIME
                                                              SECURITIES      MONEY MARKET    MONEY MARKET
                                                                 FUND             FUND            FUND
                                                           ----------------   -------------   ------------
ASSETS:
  Investments, at value (cost $25,773,907; $14,995,044;
    $174,824,021, respectively)..........................    $25,696,381       $14,995,044    $174,824,021
  Repurchase agreements (cost $3,501,056; $8,381,612;
    $43,737,727, respectively)...........................      3,501,056         8,381,612      43,737,727
                                                             -----------       -----------    ------------
      Total Investments..................................     29,197,437        23,376,656     218,561,748
  Interest and dividends receivable......................        361,516           260,470         277,412
  Receivable for capital shares issued...................             --                --           1,409
  Unamortized organization costs.........................          7,064             7,093          16,347
                                                             -----------       -----------    ------------
      Total Assets.......................................     29,566,017        23,644,219     218,856,916
                                                             -----------       -----------    ------------
LIABILITIES:
  Dividends payable......................................        150,968            90,126         900,714
  Accrued expenses and other payables:
    Investment advisory fees payables....................          7,241             3,807          35,624
    Administration fees payables.........................            465               375           3,436
    Administrative services fees payables................             --                --           7,463
    Other Liabilities....................................         47,354            30,250          48,855
                                                             -----------       -----------    ------------
      Total Liabilities..................................        206,028           124,558         996,092
                                                             -----------       -----------    ------------
NET ASSETS:
  Capital................................................     29,418,844        23,518,365     217,857,293
  Accumulated undistributed net investment income........          4,809             1,890           3,531
  Accumulated undistributed net realized gains (loss) on
    investments..........................................         13,862              (594)             --
  Net unrealized depreciation of investments.............        (77,526)               --              --
                                                             ===========       ===========    ============
      Net Assets.........................................    $29,359,989       $23,519,661    $217,860,824
                                                             ===========       ===========    ============
  Outstanding units of beneficial interest (shares)......      2,946,468        23,520,255     217,860,282
                                                             ===========       ===========    ============
  Net asset value--redemption price per share............    $      9.96       $      1.00    $       1.00
                                                             ===========       ===========    ============
    Maximum Sales Charge.................................           3.00%               --              --
                                                             ===========       ===========    ============
    Maximum Offering Price (100%/(100%-Maximum Sales
      Charge) of net asset value adjusted to nearest
      cent)
      per share..........................................    $     10.27       $      1.00(a) $       1.00(a)
                                                             ===========       ===========    ============

---------------

(a) Maximum offering price and redemption price are the same for the Prime Money Market Fund and the U.S. Treasury Obligations Money Market Fund.

                       See notes to financial statements.

THE SESSIONS GROUP
KEYPREMIER FUNDS

                            STATEMENTS OF OPERATIONS
                        FOR THE YEAR ENDED JUNE 30, 1998

                                               AGGRESSIVE    ESTABLISHED   INTERMEDIATE   PENNSYLVANIA
                                                 GROWTH        GROWTH      TERM INCOME     MUNICIPAL
                                                  FUND          FUND           FUND        BOND FUND
                                               -----------   -----------   ------------   ------------
INVESTMENT INCOME:
  Interest income............................  $        --   $        --   $15,878,364     $6,171,986
  Dividend income............................      929,835     3,325,302       450,764         53,709
                                               -----------   -----------   -----------     ----------
     Total Income............................      929,835     3,325,302    16,329,128      6,225,695
                                               -----------   -----------   -----------     ----------
EXPENSES:
  Investment advisory fees...................    1,254,636     1,680,122     1,431,762        715,423
  Administration fees........................      144,284       257,620       274,422        137,123
  Administrative services fees...............       85,108       159,450       158,641         70,068
  Accounting fees............................       41,513        70,172        75,419         43,737
  Transfer agent fees........................       36,487        38,056        27,809         22,799
  Custodian fees.............................       23,981        35,279        67,978          9,868
  Printing costs.............................       22,000        34,008        39,843         19,808
  Registration and filing fees...............       32,294        65,301        78,629         34,019
  Other expenses.............................       34,431        44,740        44,283         46,965
                                               -----------   -----------   -----------     ----------
  Total Expenses.............................    1,674,734     2,384,748     2,198,786      1,099,810
     Less: Expenses voluntarily reduced......     (627,977)     (784,764)     (840,882)      (413,125)
           Expenses paid by third parties....       (1,447)           --            --             --
                                               -----------   -----------   -----------     ----------
  Net Expenses...............................    1,045,310     1,599,984     1,357,904        686,685
                                               -----------   -----------   -----------     ----------
  Net Investment Income (Loss)...............     (115,475)    1,725,318    14,971,224      5,539,010
                                               -----------   -----------   -----------     ----------
REALIZED/UNREALIZED GAINS ON INVESTMENTS:
  Net realized gains on investment
     transactions............................    3,491,283     6,257,171     3,610,376        859,782
  Net change in unrealized appreciation of
     investments.............................   10,372,778    47,023,379     3,699,969        465,494
                                               -----------   -----------   -----------     ----------
  Net realized/unrealized gains on
     investments.............................   13,864,061    53,280,550     7,310,345      1,325,276
                                               -----------   -----------   -----------     ----------
  Change in net assets resulting from
     operations..............................  $13,748,586   $55,005,868   $22,281,569     $6,864,286
                                               ===========   ===========   ===========     ==========

                       See notes to financial statements.

THE SESSIONS GROUP
KEYPREMIER FUNDS

                      STATEMENTS OF OPERATIONS, CONTINUED
                        FOR THE YEAR ENDED JUNE 30, 1998

                                                       LIMITED DURATION   U.S. TREASURY
                                                          GOVERNMENT       OBLIGATIONS       PRIME
                                                          SECURITIES      MONEY MARKET    MONEY MARKET
                                                            FUND*             FUND*           FUND
                                                       ----------------   -------------   ------------
INVESTMENT INCOME:
  Interest income....................................     $2,032,660       $1,308,222      $8,761,265
  Dividend income....................................         31,043            5,353          10,650
                                                          ----------       ----------      ----------
     Total Income....................................      2,063,703        1,313,575       8,771,915
                                                          ----------       ----------      ----------
EXPENSES:
  Investment advisory fees...........................        198,771           98,397         623,575
  Administration fees................................         38,098           28,247         179,279
  Administrative services fees.......................         18,070           15,500         131,318
  Accounting fees....................................         32,239           30,875          47,847
  Transfer agent fees................................         22,498           21,952          26,793
  Custodian fees.....................................         17,063           14,499          44,259
  Printing costs.....................................         18,590           15,564          36,948
  Registration and filing fees.......................         16,048           13,204          47,546
  Other expenses.....................................         30,646           23,670          42,759
                                                          ----------       ----------      ----------
  Total Expenses.....................................        392,023          261,908       1,180,324
     Less: Expenses voluntarily reduced..............       (171,276)         (87,881)       (407,377)
           Expenses paid by third parties............         (4,319)            (352)        (18,017)
                                                          ----------       ----------      ----------
  Net Expenses.......................................        216,428          173,675         754,930
                                                          ----------       ----------      ----------
  Net Investment Income..............................      1,847,275        1,139,900       8,016,985
                                                          ----------       ----------      ----------
REALIZED/UNREALIZED GAINS ON INVESTMENTS:
  Net realized gains on investment transactions......         30,849             (594)            447
  Net change in unrealized depreciation of
     investments.....................................       (113,342)              --              --
                                                          ----------       ----------      ----------
  Net realized/unrealized gains (losses) on
     investments.....................................        (82,493)            (594)            447
                                                          ----------       ----------      ----------
  Change in net assets resulting from operations.....     $1,764,782       $1,139,306      $8,017,432
                                                          ==========       ==========      ==========

---------------
* Commencement of operations of the Funds was July 1, 1997.

                       See notes to financial statements.

THE SESSIONS GROUP
KEYPREMIER FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                            AGGRESSIVE                    ESTABLISHED
                                                            GROWTH FUND                   GROWTH FUND
                                                    ---------------------------   ---------------------------
                                                      FOR THE        FOR THE        FOR THE        FOR THE
                                                     YEAR ENDED    PERIOD ENDED    YEAR ENDED    PERIOD ENDED
                                                      JUNE 30,       JUNE 30,       JUNE 30,       JUNE 30,
                                                        1998          1997*           1998          1997*
                                                    ------------   ------------   ------------   ------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income (loss)....................  $   (115,475)  $    108,559   $  1,725,318   $  1,367,711
  Net realized gains on investment transactions...     3,491,283      1,071,938      6,257,171        551,283
  Net change in unrealized appreciation of
    investments...................................    10,372,778      2,060,746     47,023,379     19,134,379
                                                    ------------   ------------   ------------   ------------
  Net increase in net assets resulting from
    operations....................................    13,748,586      3,241,243     55,005,868     21,053,373
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income......................            --       (108,559)    (1,728,426)    (1,367,711)
  In excess of net investment income..............        (9,326)            --             --             --
  From net realized gains on investments..........    (1,333,135)            --     (1,060,223)            --
                                                    ------------   ------------   ------------   ------------
  Change in net assets from shareholder
    distributions.................................    (1,342,461)      (108,559)    (2,788,649)    (1,367,711)
CAPITAL TRANSACTIONS:
  Proceeds from shares issued.....................    35,793,962    107,127,261     50,547,690    184,221,521
  Dividends reinvested............................        58,474          1,009         90,582          6,152
  Cost of shares redeemed.........................   (17,904,786)    (5,003,134)   (34,957,454)   (12,999,095)
                                                    ------------   ------------   ------------   ------------
  Change in net assets from capital
    transactions..................................    17,947,650    102,125,136     15,680,818    171,228,578
                                                    ------------   ------------   ------------   ------------
  Change in net assets............................    30,353,775    105,257,820     67,898,037    190,914,240
NET ASSETS:
  Beginning of period.............................   105,257,820             --    190,914,240             --
                                                    ------------   ------------   ------------   ------------
  End of period...................................  $135,611,595   $105,257,820   $258,812,277   $190,914,240
                                                    ============   ============   ============   ============
SHARE TRANSACTIONS:
  Issued..........................................     3,165,205     10,794,978      4,017,497     18,435,219
  Reinvested......................................         5,580            113          7,397            628
  Redeemed........................................    (1,567,686)      (514,788)    (2,769,238)    (1,283,018)
                                                    ------------   ------------   ------------   ------------
Change in shares..................................     1,603,099     10,280,303      1,255,656     17,152,829
                                                    ============   ============   ============   ============

---------------
* Commencement of operations of the Funds were February 3, 1997 and December 2, 1996 respectively.

                       See notes to financial statements.

THE SESSIONS GROUP
KEYPREMIER FUNDS

                 STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED

                                                         INTERMEDIATE TERM          PENNSYLVANIA MUNICIPAL
                                                            INCOME FUND                    BOND FUND
                                                    ---------------------------   ---------------------------
                                                      FOR THE        FOR THE        FOR THE        FOR THE
                                                     YEAR ENDED    PERIOD ENDED    YEAR ENDED    PERIOD ENDED
                                                      JUNE 30,       JUNE 30,       JUNE 30,       JUNE 30,
                                                        1998          1997*           1998          1997*
                                                    ------------   ------------   ------------   ------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income...........................  $ 14,971,224   $  7,316,278   $  5,539,010   $  3,780,631
  Net realized gains (loss) on investment
    transactions..................................     3,610,376     (3,180,967)       859,782       (500,308)
  Net change in unrealized appreciation
    (depreciation) of investments.................     3,699,969     (1,083,860)       465,494      1,013,284
                                                    ------------   ------------   ------------   ------------
  Net increase in net assets resulting from
    operations....................................    22,281,569      3,051,451      6,864,286      4,293,607
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income......................   (14,851,779)    (7,316,278)    (5,661,569)    (3,525,784)
  From net realized gains on investments..........            --             --             --         (7,490)
                                                    ------------   ------------   ------------   ------------
  Change in net assets from shareholder
    distributions.................................   (14,851,779)    (7,316,278)    (5,661,569)    (3,533,274)
CAPITAL TRANSACTIONS:
  Proceeds from shares issued.....................    90,900,761    233,118,215     15,598,673    138,218,349
  Dividends reinvested............................       214,237         47,928         98,698         22,466
  Cost of shares redeemed.........................   (30,838,931)   (21,042,434)   (21,409,397)   (15,806,689)
                                                    ------------   ------------   ------------   ------------
  Change in net assets from capital
    transactions..................................    60,276,067    212,123,709     (5,712,026)   122,434,126
                                                    ------------   ------------   ------------   ------------
  Change in net assets............................    67,705,857    207,858,882     (4,509,309)   123,194,459
NET ASSETS:
  Beginning of period.............................   207,858,882             --    123,194,459             --
                                                    ------------   ------------   ------------   ------------
  End of period...................................  $275,564,739   $207,858,882   $118,685,150   $123,194,459
                                                    ============   ============   ============   ============
SHARE TRANSACTIONS:
  Issued..........................................     9,078,840     23,412,762      1,499,902     13,502,154
  Reinvested......................................        21,445          4,916          9,497          2,191
  Redeemed........................................    (3,082,354)    (2,148,120)    (2,061,340)    (1,529,919)
                                                    ------------   ------------   ------------   ------------
Change in shares..................................     6,017,931     21,269,558       (551,941)    11,974,426
                                                    ============   ============   ============   ============

---------------
* Commencement of operations of the Funds were December 2, 1996 and October 1, 1996, respectively.

                       See notes to financial statements.

THE SESSIONS GROUP
KEYPREMIER FUNDS

                 STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED

                                                                 U.S. TREASURY
                                             LIMITED DURATION     OBLIGATIONS
                                                GOVERNMENT           MONEY                     PRIME
                                             SECURITIES FUND      MARKET FUND            MONEY MARKET FUND
                                             ----------------   ----------------   -----------------------------
                                                 FOR THE            FOR THE           FOR THE         FOR THE
                                                YEAR ENDED         YEAR ENDED       YEAR ENDED     PERIOD ENDED
                                                 JUNE 30,           JUNE 30,         JUNE 30,        JUNE 30,
                                                  1998*              1998*             1998            1997*
                                             ----------------   ----------------   -------------   -------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income....................    $ 1,847,275        $  1,139,900     $   8,016,985   $   3,548,971
  Net realized gains (loss) on investment
    transactions...........................         30,849                (594)              447             151
  Net change in unrealized depreciation of
    investments............................       (113,342)                 --                --              --
                                               -----------        ------------     -------------   -------------
  Net increase in net assets resulting from
    operations.............................      1,764,782           1,139,306         8,017,432       3,549,122
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income...............     (1,846,910)         (1,139,900)       (8,016,985)     (3,548,971)
  From net realized gains on investments...        (14,793)                 --                --              --
                                               -----------        ------------     -------------   -------------
  Change in net assets from shareholder
    distributions..........................     (1,861,703)         (1,139,900)       (8,016,985)     (3,548,971)
CAPITAL TRANSACTIONS:
  Proceeds from shares issued..............     46,256,425          67,930,284       394,707,150     277,292,433
  Dividends reinvested.....................          8,280             226,366           919,724          97,461
  Cost of shares redeemed..................    (16,807,795)        (44,636,395)     (273,616,855)   (181,539,687)
                                               -----------        ------------     -------------   -------------
  Change in net assets from capital
    transactions...........................     29,456,910          23,520,255       122,010,019      95,850,207
                                               -----------        ------------     -------------   -------------
  Change in net assets.....................     29,359,989          23,519,661       122,010,466      95,850,358
NET ASSETS:
  Beginning of period......................             --                  --        95,850,358              --
                                               -----------        ------------     -------------   -------------
  End of period............................    $29,359,989        $ 23,519,661     $ 217,860,824   $  95,850,358
                                               ===========        ============     =============   =============
SHARE TRANSACTIONS:
  Issued...................................      4,624,486          67,930,284       394,707,185     277,292,433
  Reinvested...............................            829             226,366           919,745          97,461
  Redeemed.................................     (1,678,847)        (44,636,395)     (273,616,855)   (181,539,687)
                                               -----------        ------------     -------------   -------------
Change in shares...........................      2,946,468          23,520,255       122,010,075      95,850,207
                                               ===========        ============     =============   =============

---------------
* Commencement of operations of the Funds were July 1, 1997, July 1, 1997 and October 7, 1996 respectively.

                       See notes to financial statements.

THE SESSIONS GROUP
KEYPREMIER AGGRESSIVE GROWTH FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 1998

SHARES OR
PRINCIPAL            SECURITY                MARKET
 AMOUNT            DESCRIPTION               VALUE
--------- ------------------------------  ------------
COMMON STOCKS (93.1%):
Aerospace/Defense--Equipment (5.6%):
   74,000 Cordant Technologies, Inc.....  $  3,413,250
   40,000 Northrop Grumman Corp.........     4,125,000
                                          ------------
                                             7,538,250
                                          ------------
Automotive Parts (3.7%):
  144,000 Gentex Corp.(b)...............     2,610,000
  100,000 Mascotech, Inc................     2,400,000
                                          ------------
                                             5,010,000
                                          ------------
Banks (2.3%):
   66,000 First American
            Corp.--Tennessee............     3,176,250
                                          ------------
Biotechnology (0.3%):
  100,000 Interneuron Pharmaceuticals,
            Inc.(b).....................       362,500
                                          ------------
Chemicals (4.2%):
  130,000 Airgas, Inc.(b)...............     1,868,750
   80,000 Lesco, Inc....................     1,500,000
   60,000 Valspar Corp..................     2,377,500
                                          ------------
                                             5,746,250
                                          ------------
Communication--Equipment (0.1%):
   50,000 Transcrypt International,
            Inc.(b).....................       168,500
                                          ------------
Computer Networks (2.1%):
  250,000 Computer Network Tech
            Corp.(b)....................     1,156,250
   70,000 Seagate Technology, Inc.(b)...     1,666,875
                                          ------------
                                             2,823,125
                                          ------------
Computer Software (12.7%):
  120,000 Affiliated Computer Services,
            Inc.(b).....................     4,620,000
   50,000 Ansys, Inc.(b)................       493,750
   32,400 Applied Graphics
            Technologies(b).............     1,482,300
  170,000 Compuware Corp.(b)............     8,691,249
   35,000 Dialogic Corp.(b).............     1,041,250
  100,000 Mosaix, Inc.(b)...............       981,250
                                          ------------
                                            17,309,799
                                          ------------
Computers (3.2%):
  160,000 Hutchinson Technology,
            Inc.(b).....................     4,360,000
                                          ------------
Construction Materials (1.5%):
   50,000 Fleetwood Enterprises, Inc....     2,000,000
                                          ------------
Educational Services (3.9%):
  240,000 Devry, Inc.(b)................     5,265,000
                                          ------------

SHARES OR
PRINCIPAL            SECURITY                MARKET
 AMOUNT            DESCRIPTION               VALUE
--------- ------------------------------  ------------
COMMON STOCKS, CONTINUED:
Electrical Equipment (1.4%):
   60,000 C-Cube Microsystems,
            Inc.(b).....................  $  1,113,750
   70,000 Cirrus Logic, Inc.(b).........       778,750
                                          ------------
                                             1,892,500
                                          ------------
Financial Services (1.0%):
   60,000 Willis Lease Finance
            Corp.(b)....................     1,372,500
                                          ------------
Financial--Securities Brokers (3.8%):
   64,000 Legg Mason, Inc...............     3,684,000
   55,000 United Asset Management
            Corp........................     1,440,313
                                          ------------
                                             5,124,313
                                          ------------
Food & Related (3.4%):
   50,000 U.S. Foodservice(b)...........     1,753,125
   48,000 Whole Foods Market, Inc.(b)...     2,904,000
                                          ------------
                                             4,657,125
                                          ------------
Furniture & Furnishings (3.0%):
   80,000 Bush Industries, Inc..........     1,740,000
   92,000 Leggett & Platt, Inc..........     2,300,000
                                          ------------
                                             4,040,000
                                          ------------
Homebuilders--Mobile Homes (0.8%):
   85,000 Winnebago Industries, Inc.....     1,062,500
                                          ------------
Hotel Management & Related Services (1.1%):
   70,000 La Quinta Inns, Inc...........     1,478,750
                                          ------------
Household Products (1.5%):
   35,000 Premark International, Inc....     1,128,750
   30,000 Tupperware Corp...............       843,750
                                          ------------
                                             1,972,500
                                          ------------
Insurance (1.1%):
   32,000 Arthur J. Gallagher &
            Company.....................     1,432,000
                                          ------------
Leisure (0.5%):
   40,000 K2, Inc.......................       705,000
                                          ------------
Machinery & Equipment (2.1%):
  110,000 Flow International Corp.(b)...     1,278,750
  175,000 PSC, Inc.(b)..................     1,585,938
                                          ------------
                                             2,864,688
                                          ------------
Medical--Biotechnology (0.8%):
  164,000 Integra Lifesciences
            Corp.(b)....................     1,148,000
                                          ------------
Medical--Hospital Management Services (3.3%):
   50,000 Cerner Corp.(b)...............     1,415,625
  125,000 Genesis Health Ventures,
            Inc.(b).....................     3,125,000
                                          ------------
                                             4,540,625
                                          ------------

                                   Continued

THE SESSIONS GROUP
KEYPREMIER AGGRESSIVE GROWTH FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JUNE 30, 1998

SHARES OR
PRINCIPAL            SECURITY                MARKET
 AMOUNT            DESCRIPTION               VALUE
--------- ------------------------------  ------------
COMMON STOCKS, CONTINUED:
Medical Equipment & Supplies (7.6%):
  100,000 Mentor Corp. Minnesota........  $  2,424,999
  120,000 Respironics, Inc.(b)..........     1,867,500
   60,000 St Jude Medical, Inc.(b)......     2,208,750
  135,000 Syncor International
            Corp.(b)....................     2,328,750
   25,000 Visx, Inc.(b).................     1,487,500
                                          ------------
                                            10,317,499
                                          ------------
Medical--Health Management Organization (1.4%):
   30,000 United Health Care Corp.......     1,905,000
                                          ------------
Oil & Gas (3.3%):
   50,000 Forest Oil Corp.(b)...........       715,625
  100,000 Lomak Petroleum, Inc..........     1,043,750
  100,000 Patina Oil & Gas..............       700,000
   55,000 Triton Energy Ltd.(b).........     1,962,813
                                          ------------
                                             4,422,188
                                          ------------
Retail--General Merchandise (1.7%):
   70,000 Fingerhut Companies, Inc......     2,310,000
                                          ------------
Technology Equipment (4.3%):
   80,000 CFM Technologies, Inc.(b).....     1,160,000
  100,000 Credence Systems Corp.(b).....     1,900,000
  120,000 Integrated Circuit Systems,
            Inc.(b).....................     1,995,000
   40,000 Lam Research Corp.(b).........       765,000
                                          ------------
                                             5,820,000
                                          ------------
Telecommunication--Equipment (3.5%):
  120,000 Digi International, Inc.(b)...     2,430,000
   60,000 ECI Telecommunications,
            Ltd.........................     2,272,500
                                          ------------
                                             4,702,500
                                          ------------
Telecommunications (0.6%):
   80,000 Glenayre Technologies,
            Inc.(b).....................       860,000
                                          ------------

SHARES OR
PRINCIPAL            SECURITY                MARKET
 AMOUNT            DESCRIPTION               VALUE
--------- ------------------------------  ------------
COMMON STOCKS, CONTINUED:
Telecommunications--Services and Equipment (1.8%):
  100,000 Picturetel Corp.(b)...........  $    925,000
   70,000 Transaction Network Services,
            Inc.(b).....................     1,474,375
                                          ------------
                                             2,399,375
                                          ------------
Textile (3.4%):
   80,000 Lydall, Inc.(b)...............     1,165,000
  100,000 Unifi, Inc....................     3,425,000
                                          ------------
                                             4,590,000
                                          ------------
Utilities--Electric (1.1%):
  113,000 Trigen Energy Corp............     1,518,438
                                          ------------
Wholesale--Food Products (1.0%):
   65,000 Worthington Foods, Inc........     1,360,938
                                          ------------
    Total Common Stocks.................   126,256,113
                                          ------------
INVESTMENT COMPANIES (6.9%):
  672,021 Federated Government
            Obligation Fund.............       672,021
5,072,523 Federated Prime Obligation
            Fund........................     5,072,523
2,885,788 KeyPremier Prime Money Market
            Fund........................     2,885,788
  738,382 KeyPremier U.S. Treasury
            Obligations Money Market....       738,382
                                          ------------
    Total Investment Companies..........     9,368,714
                                          ------------
    Total Investments
      (Cost $90,392,302)(a)--100.0%.....   135,624,827
    Liabilities in excess of other
  assets--0.0%..........................      (13,232)
                                          ------------
    TOTAL NET ASSETS--100.0%............  $135,611,595
                                          ============

---------
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

         Unrealized appreciation.........................  $55,073,942
         Unrealized depreciation.........................   (9,841,417)
                                                           -----------
         Net unrealized appreciation.....................  $45,232,525
                                                           ===========

(b) Represents non-income producing securities

                       See notes to financial statements.

THE SESSIONS GROUP
KEYPREMIER ESTABLISHED GROWTH FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 1998

SHARES OR
PRINCIPAL             SECURITY                MARKET
  AMOUNT            DESCRIPTION               VALUE
---------- ------------------------------  ------------
COMMON STOCKS (96.8%):
Aerospace/Defense--Equipment (1.9%):
     7,000 Boeing Co.....................  $    311,938
    60,000 Textron, Inc..................     4,301,250
     4,600 United Technologies Corp......       425,500
                                           ------------
                                              5,038,688
                                           ------------
Agriculture (0.2%):
    10,000 Monsanto Corp.................       558,750
                                           ------------
Automotive Parts (2.1%):
    34,000 Autoliv, Inc..................     1,079,500
    24,000 Eaton Corp....................     1,866,000
    50,000 Echlin, Inc...................     2,453,125
                                           ------------
                                              5,398,625
                                           ------------
Banks (4.8%):
     7,000 Allied Irish Banks PLC, ADR...       600,688
    74,480 First Union Corp..............     4,338,460
    72,000 Fleet Financial Group, Inc....     6,011,999
    40,000 Norwest Corp..................     1,495,000
                                           ------------
                                             12,446,147
                                           ------------
Beverages (3.3%):
   101,000 Coca-Cola Co..................     8,635,500
                                           ------------
Biotechnology (0.7%):
    50,000 Centocor, Inc.(b).............     1,812,500
                                           ------------
Chemicals (2.0%):
    65,000 Hercules, Inc.................     2,673,125
   100,000 Morton International, Inc.....     2,500,000
                                           ------------
                                              5,173,125
                                           ------------
Computer Networks (1.7%):
    40,000 Seagate Technology, Inc.(b)...       952,500
   100,000 Silicon Graphics, Inc.(b).....     1,212,500
    50,000 Sun Microsystems, Inc.(b).....     2,171,875
                                           ------------
                                              4,336,875
                                           ------------
Computer Software (7.6%):
    90,000 Automatic Data Processing,
             Inc.........................     6,558,750
   165,000 Computer Associates
             International, Inc..........     9,167,812
   150,000 Netscape Communications Corp.
             (b).........................     4,059,375
                                           ------------
                                             19,785,937
                                           ------------
Computers--Main & Mini (1.1%):
   100,000 Compaq Computer Corp..........     2,837,500
                                           ------------
Cosmetics/Personal Care (3.2%):
    90,000 Procter & Gamble Co...........     8,195,625
                                           ------------

SHARES OR
PRINCIPAL             SECURITY                MARKET
  AMOUNT            DESCRIPTION               VALUE
---------- ------------------------------  ------------
COMMON STOCKS, CONTINUED:
Diversified/Conglomerate (4.6%):
     7,000 Du Pont E.I. de Nemours &
             Co..........................  $    522,375
   107,000 General Electric Co...........     9,736,999
    70,000 Republic Industries, Inc.
             (b).........................     1,750,000
                                           ------------
                                             12,009,374
                                           ------------
Electronic Components (0.8%):
    85,000 Micron Technology, Inc........     2,109,063
                                           ------------
Financial Services (10.5%):
    62,000 Capital One Financial Corp....     7,699,625
   120,000 Fannie Mae....................     7,290,000
   130,000 Morgan Stanley Dean Witter
             Discover & Co...............    11,878,749
                                           ------------
                                             26,868,374
                                           ------------
Food Processing & Packaging (2.0%):
     6,000 Bestfoods.....................       348,375
   152,000 ConAgra, Inc..................     4,816,500
                                           ------------
                                              5,164,875
                                           ------------
Furniture & Furnishings (2.9%):
    50,000 Armstrong World Industries,
             Inc.........................     3,368,750
   112,500 Lancaster Colony Corp.........     4,260,938
                                           ------------
                                              7,629,688
                                           ------------
Insurance (0.4%):
    13,000 Aetna, Inc....................       989,625
                                           ------------
Manufacturing (1.3%):
     4,000 Minnesota Mining and
             Manufacturing Co............       328,750
     7,000 PPG Industries, Inc...........       486,938
    46,000 Tecumseh Products Co., Class
             B...........................     2,633,500
                                           ------------
                                              3,449,188
                                           ------------
Medical--Hospital Management Services (1.9%):
   200,000 Genesis Health Ventures, Inc.
             (b).........................     5,000,000
                                           ------------
Medical Instruments (3.9%):
   160,000 Medtronic, Inc................    10,200,000
                                           ------------
Medical--Health Management Organization (2.0%):
    80,000 United Health Care Corp.......     5,080,000
                                           ------------
Mining (2.2%):
    75,000 Potash Corp. of Saskatchewan,
             Inc.........................     5,667,188
                                           ------------
Motor Vehicles (2.2%):
   100,000 Chrysler Corp.................     5,637,500
                                           ------------

                                   Continued

THE SESSIONS GROUP
KEYPREMIER ESTABLISHED GROWTH FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JUNE 30, 1998

SHARES OR
PRINCIPAL             SECURITY                MARKET
  AMOUNT            DESCRIPTION               VALUE
---------- ------------------------------  ------------
COMMON STOCKS, CONTINUED:
Oil & Gas (4.1%):
    74,000 Coastal Corp..................  $  5,166,125
     5,000 Exxon Corp....................       356,563
    65,000 Mobil Corp....................     4,980,625
                                           ------------
                                             10,503,313
                                           ------------
Pharmaceuticals (9.0%):
    56,000 American Home Products
             Corp........................     2,898,000
    60,000 Astra AB, Class A.............     1,230,000
    36,000 Johnson & Johnson.............     2,655,000
     8,000 Merck & Co., Inc..............     1,070,000
   150,000 Schering-Plough Corp..........    13,743,749
    21,000 Warner Lambert Co.............     1,456,875
                                           ------------
                                             23,053,624
                                           ------------
Restaurants (1.4%):
   155,000 Wendy's International, Inc....     3,642,500
                                           ------------
Retail--Apparel (1.8%):
    75,000 Gap, Inc......................     4,621,875
                                           ------------
Telecommunications (4.5%):
    10,000 Alltel Corporation............       465,000
     6,500 General Telephone Electric
             Corp........................       361,563
   110,000 Loral Space & Communications
             Ltd. (b)....................     3,107,500
    50,000 Motorola, Inc.................     2,628,125
    71,000 Sprint Corp...................     5,005,500
                                           ------------
                                             11,567,688
                                           ------------
Textile (2.8%):
   210,000 Unifi, Inc....................     7,192,500
                                           ------------
Tools (3.1%):
   220,000 Danaher Corp..................     8,071,250
                                           ------------
Transportation (0.2%):
     5,000 Burlington Northern Santa Fe
             Corp........................       490,938
                                           ------------

SHARES OR
PRINCIPAL             SECURITY                MARKET
  AMOUNT            DESCRIPTION               VALUE
---------- ------------------------------  ------------
COMMON STOCKS, CONTINUED:
Utilities--Electric (2.9%):
   109,000 Baltimore Gas & Electric
             Co..........................  $  3,385,813
    88,000 Consolidated Edison Co. of New
             York........................     4,053,500
                                           ------------
                                              7,439,313
                                           ------------
Utilities--Gas & Pipeline (3.7%):
    75,000 Sonat, Inc....................     2,896,875
   200,000 Williams Cos., Inc............     6,750,000
                                           ------------
                                              9,646,875
                                           ------------
    Total Common Stocks..................   250,254,023
                                           ------------
PREFERRED STOCKS (0.1%):
Insurance (0.1%):
     4,419 Aetna Services, Inc...........       331,977
                                           ------------
    Total Preferred Stocks...............       331,977
                                           ------------
INVESTMENT COMPANIES (2.9%):
   336,825 Federated Government
             Obligation Fund.............       336,825
 2,054,106 Federated Prime Obligation
             Fund........................     2,054,106
 4,677,316 KeyPremier Prime Money Market
             Fund........................     4,677,316
   553,247 KeyPremier U.S. Treasury
             Obligations Money Market
             Fund........................       553,247
                                           ------------
    Total Investment Companies...........     7,621,494
                                           ------------
    Total Investments
      (Cost $122,248,153)(a)--99.8%......   258,207,494
    Other assets in excess of
  liabilities--0.2%......................       604,783
                                           ------------
    TOTAL NET ASSETS--100.0%.............  $258,812,277
                                           ============

---------
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

         Unrealized appreciation.........................  $139,689,256
         Unrealized depreciation.........................    (3,729,915)
                                                           ------------
         Net unrealized appreciation.....................  $135,959,341
                                                           ============

(b) Represents non-income producing securities

ADR -- American Depository Receipt

                       See notes to financial statements.

THE SESSIONS GROUP
KEYPREMIER INTERMEDIATE TERM INCOME FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 1998

SHARES OR
PRINCIPAL             SECURITY                MARKET
  AMOUNT            DESCRIPTION               VALUE
---------- ------------------------------  ------------
ASSET BACKED SECURITIES (1.7%):
 4,500,000 IMC Home Equity Loan Trust,
             Series 97-1, Class A-3,
             6.82% 10/25/11..............  $  4,592,160
                                           ------------
    Total Asset Backed Securities........     4,592,160
                                           ------------
CORPORATE BONDS (52.6%):
Automotive (1.8%):
 5,000,000 General Motors Corp., 6.25%,
             5/1/05......................     5,018,750
                                           ------------
Banks (10.0%):
 2,500,000 Amsouth Bank of Alabama,
             6.45%, 2/1/18...............     2,515,625
 6,000,000 First of America Bank, 7.75%,
             7/15/04.....................     6,510,000
 6,000,000 First Union Corp., 6.55%,
             10/15/35....................     6,225,000
 6,000,000 Key Bank N.A., 6.50%,
             4/15/08.....................     6,097,500
 6,000,000 Wachovia Corp., 6.61%,
             10/1/25.....................     6,262,500
                                           ------------
                                             27,610,625
                                           ------------
Clothing (2.2%):
 6,000,000 Tommy Hilfiger USA, Inc.,
             6.50%, 6/1/03...............     5,970,000
                                           ------------
Entertainment (2.6%):
 6,000,000 Time Warner Entertainment,
             8.375%, 3/15/23.............     7,102,500
                                           ------------
Financial Services (21.9%):
 5,000,000 Abbey National First Capital,
             8.20%, 10/15/04.............     5,506,250
10,050,000 American Express Master Trust,
             Series 1994-3, Class A,
             7.85%.......................    11,054,196
 5,000,000 8/15/05 Associates Corp N.A.,
             6.375%, 7/15/02.............     5,050,000
 5,000,000 Associates Corp N.A., 6.5%,
             7/15/02.....................     5,068,750
 2,000,000 Cincinnati Financial Corp.,
             6.90%, 5/15/28..............     2,045,000
 4,000,000 Commercial Credit Co., 7.75%,
             3/1/05......................     4,330,000
 6,000,000 Dow Capital BV, 9.20%,
             6/1/10......................     7,402,500
 6,000,000 International Lease Financial
             Corp., 5.90%, 4/15/02.......     5,970,000
 8,000,000 Lehman Brothers Holdings,
             6.50%, 7/18/00..............     8,070,000
 6,000,000 Spieker Properties LP, 7.35%,
             12/01/17....................     6,187,500
                                           ------------
                                             60,684,196
                                           ------------

SHARES OR
PRINCIPAL             SECURITY                MARKET
  AMOUNT            DESCRIPTION               VALUE
---------- ------------------------------  ------------
CORPORATE BONDS, CONTINUED:
Industrials (5.6%):
 2,000,000 Beckman Instruments, Inc.,
             7.05%, 6/1/26...............  $  2,120,000
 6,000,000 Coca-Cola Put Asset Trust,
             6.00%, 3/15/01(b)...........     5,992,500
 7,000,000 Lowe's Companies, Inc.,
             6.875%, 2/15/28.............     7,262,500
                                           ------------
                                             15,375,000
                                           ------------
Pharmaceuticals (3.0%):
 8,000,000 Eli Lilly & Co., 6.57%,
             01/01/16....................     8,250,000
                                           ------------
Telecommunications (2.5%):
 6,000,000 Motorola, Inc., 7.5%,
             5/15/25.....................     6,862,500
                                           ------------
Utilities--Electric (3.0%):
 6,000,000 Public Service--Electric &
             Gas, 6.50%, 5/1/04..........     6,150,000
 1,900,000 Toledo Edison, 9.50%,
             4/1/01......................     2,033,000
                                           ------------
                                              8,183,000
                                           ------------
    Total Corporate Bonds................   145,056,571
                                           ------------
U.S. GOVERNMENT AGENCIES/
  MORTGAGE BACKED SECURITIES (26.0%):
Freddie Mac (5.7%):
 7,758,221 6.00%, 12/1/12, Pool #
             E00526......................     7,686,923
 4,219,882 6.50%, 3/1/18, Pool #
             C90209......................     4,205,408
 3,892,684 6.50%, 11/1/27, Gold Pool #
             D84133......................     3,879,527
                                           ------------
                                             15,771,858
                                           ------------
Fannie Mae (6.1%):
 7,000,000 Medium Term Note, 6.0%,
             1/14/05.....................     7,017,290
10,000,000 Zero Coupon, 2/1/19...........     2,967,400
 6,837,658 7.00%, 11/1/27, Pool #
             395783......................     6,933,795
                                           ------------
                                             16,918,485
                                           ------------
Government National Mortgage Association (14.2%):
 7,928,858 6.25%, 3/20/22................     7,919,422
 4,520,436 7.00%, 10/15/24, Pool #
             780385......................     4,607,907
13,912,888 7.50%, 7/15/27, Pool #
             439599......................    14,292,849
 4,245,912 6.75%, 5/15/28, Pool #
             474256......................     4,275,081
 8,080,000 6.0%, 6/15/28, Pool #
             462800......................     7,893,110
                                           ------------
                                             38,988,369
                                           ------------
    Total U.S. Government Agencies/
      Mortgage Backed Securities.........    71,678,712
                                           ------------

                                   Continued

THE SESSIONS GROUP
KEYPREMIER INTERMEDIATE TERM INCOME FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JUNE 30, 1998

SHARES OR
PRINCIPAL             SECURITY                MARKET
  AMOUNT            DESCRIPTION               VALUE
---------- ------------------------------  ------------
U.S. TREASURY OBLIGATIONS (16.5%):
10,000,000 8.875%, 2/15/99...............  $ 10,204,400
11,000,000 7.75%, 2/15/01................    11,584,540
 2,000,000 6.25%, 4/30/01................     2,036,540
 6,000,000 11.625%, 11/15/02.............     7,393,320
11,000,000 8.125%, 5/15/21...............    14,309,570
                                           ------------
    Total U.S. Treasury Obligations......    45,528,370
                                           ------------

SHARES OR
PRINCIPAL             SECURITY                MARKET
  AMOUNT            DESCRIPTION               VALUE
---------- ------------------------------  ------------
INVESTMENT COMPANIES (2.3%):
 1,092,559 Federated Government
             Obligation Fund.............  $  1,092,559
 2,283,669 Federated Prime Obligation
             Fund........................     2,283,669
 2,795,172 KeyPremier Prime Money Market
             Fund........................     2,795,172
    76,168 KeyPremier U.S. Treasury
             Obligations Money Market
             Fund........................        76,168
                                           ------------
    Total Investment Companies...........     6,247,568
                                           ------------
    Total Investments
      (Cost $268,695,937)(a)--99.1%......   273,103,381
    Other assets in excess of
  liabilities--0.9%......................     2,461,358
                                           ------------
    TOTAL NET ASSETS--100.0%.............  $275,564,739
                                           ============

---------
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

         Unrealized appreciation.........................  $5,038,081
         Unrealized depreciation.........................    (630,637)
                                                           ----------
         Net unrealized appreciation.....................  $4,407,444
                                                           ==========

(b) Represents a restricted security, purchased under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.

                       See notes to financial statements.

THE SESSIONS GROUP
KEYPREMIER PENNSYLVANIA MUNICIPAL BOND FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 1998

SHARES OR
PRINCIPAL                              SECURITY                               MARKET
  AMOUNT                             DESCRIPTION                              VALUE
----------   ------------------------------------------------------------  ------------
MUNICIPAL BONDS (86.6%):
Pennsylvania (86.6%):
$1,525,000   Allegheny Hospital, Pennsylvania, 5.00%, 7/1/09, Callable
               7/1/07 @ 102, MBIA........................................  $  1,565,031
 1,000,000   Altoona, Pennsylvania City Authority Water Revenue, 5.10%,
               11/1/12, Callable 11/1/07 @ 100, FGIC.....................     1,013,750
 1,330,000   Berks County, Pennsylvania Municipal Authority, 7.10%,
               5/15/22, Prerefunded 5/15/04 @ 100, FGIC..................     1,527,838
 1,000,000   Bethel Park, Pennsylvania School District, 5.40%, 8/1/00,
               Callable 8/1/99 @ 100, FGIC...............................     1,014,790
 1,000,000   Bethlehem, Pennsylvania Area School District, 4.85%, 9/1/10,
               Callable 9/1/07 @ 100, FGIC...............................     1,010,000
 1,000,000   Bethlehem, Pennsylvania Area School District, Series A,
               6.50%, 9/1/00, AMBAC......................................     1,052,500
 2,065,000   Bethlehem, Pennsylvania Water Authority, Series A, 6.30%,
               11/15/15, Prerefunded 11/15/02
               @ 100, MBIA...............................................     2,243,106
 2,080,000   Blair County, Pennsylvania Hospital Health Care Bond,
               Secured, 5.30%, 8/15/17, Callable 8/15/07
               @ 102, MBIA...............................................     2,108,600
 1,000,000   Bucks County, Pennsylvania Technical School Authority,
               5.38%, 8/15/15, Callable 2/15/06
               @ 100, AMBAC..............................................     1,021,250
 1,000,000   Bucks County, Pennsylvania, Series A, 6.00%, 3/1/01.........     1,048,750
 1,900,000   Central Dauphin, Pennsylvania School District, 6.00%,
               6/1/01....................................................     1,997,375
   250,000   Dauphin County, Pennsylvania General Authority Health
               Center, 5.90%, 1/1/00.....................................       255,313
 3,000,000   Ephrata, Pennsylvania Area School District, Series A, 6.80%,
               4/15/11, Prerefunded 4/15/01
               @ 100, FGIC...............................................     3,213,750
 1,000,000   Hempfield, Pennsylvania School District, Lancaster County,
               6.40%, 8/15/05, Prerefunded 8/15/02 @ 100, FGIC...........     1,083,750
   500,000   Lycoming County, Pennsylvania Hospital Authority, Series B,
               7.40%, 7/1/99.............................................       517,745
 1,000,000   Northampton County, Pennsylvania Higher Education Authority,
               Lehigh University, 6.00%, 9/1/01..........................     1,052,500
 2,155,000   Northampton County, Pennsylvania Higher Education Authority,
               Lehigh University, 6.90%, 10/15/06, Callable 10/15/01 @
               102, MBIA.................................................     2,359,725
 2,000,000   Pennsylvania Housing Finance Agency, Rental Housing, 5.40%,
               1/1/00, FNMA..............................................     2,040,000
   500,000   Pennsylvania Housing Financial Agency, Single Family
               Mortgage, Series 36, 5.45%, 10/1/14, Callable 10/1/03 @
               102.......................................................       508,750
 2,000,000   Pennsylvania Infrastructure Investment Authority, 6.00%,
               9/1/03, MBIA..............................................     2,160,000
 2,000,000   Pennsylvania Intergovernmental Cooperation Authority, 7.00%,
               6/15/14, Prerefunded 6/15/05
               @ 100, FGIC...............................................     2,327,500
 4,000,000   Pennsylvania Manor School District Pennsylvania, 5.20%,
               6/1/16, Callable 6/01/06 @ 100, FGIC......................     4,030,000
 2,075,000   Pennsylvania Second Service-Referendum & Projects, 5.60%,
               6/15/14, Callable 6/15/04
               @ 101.5, MBIA.............................................     2,176,156
 1,375,000   Pennsylvania State Higher Education Assistance Agency,
               Student Loan Revenue, Series A, 6.80%,
               12/1/00, FGIC.............................................     1,455,781
   575,000   Pennsylvania State Higher Education Facilities Authority,
               5.90%, 8/15/00............................................       597,281
 1,000,000   Pennsylvania State Higher Education Facilities Authority,
               Drexel University, 7.00%, 5/1/02, Prerefunded 5/1/00 @
               100, MBIA.................................................     1,053,750
 3,925,000   Pennsylvania State Higher Education Facilities Authority,
               Series A, 5.35%, 1/1/08,
               Callable 1/1/06 @ 101.....................................     4,145,781
 1,750,000   Pennsylvania State Higher Education Facilities Authority,
               Series D, 7.15%, 6/15/15, Prerefunded 6/15/00 @ 100,
               MBIA......................................................     1,852,813
   260,000   Pennsylvania State Higher Education Facilities Authority,
               Thomas Jefferson University, Series A,
               6.88%, 7/1/99.............................................       266,773

                                   Continued

THE SESSIONS GROUP
KEYPREMIER PENNSYLVANIA MUNICIPAL BOND FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JUNE 30, 1998

SHARES OR
PRINCIPAL                              SECURITY                               MARKET
  AMOUNT                             DESCRIPTION                              VALUE
----------   ------------------------------------------------------------  ------------
MUNICIPAL BONDS, CONTINUED:
Pennsylvania, Continued:
$1,425,000   Pennsylvania State Higher Education Facilities Authority,
               Thomas Jefferson University, Series A,
               5.90%, 8/15/00............................................  $  1,478,438
 3,560,000   Pennsylvania State Higher Education Facilities Authority,
               University of Pennsylvania, 4.50%, 7/15/15, Callable
               7/15/08 @ 100.............................................     3,333,050
 3,740,000   Pennsylvania State Higher Education Facilities Authority,
               University of Pennsylvania, 4.50%, 7/15/16, Callable
               7/15/08 @ 100.............................................     3,473,525
 2,000,000   Pennsylvania State Higher Education, Duquesne University,
               Series A, 7.00%, 4/1/10, Callable 4/1/01 @ 100, MBIA......     2,135,000
 1,500,000   Pennsylvania State Industrial Development Authority,
               Economic Development, 5.00%,
               7/1/00, AMBAC.............................................     1,528,125
 1,655,000   Pennsylvania State Public School Building Authority Revenue,
               School District of York, Series A, 4.75%, 2/15/14,
               Callable 2/15/08 @ 100, FGIC..............................     1,609,488
 1,735,000   Pennsylvania State Public School Building Authority Revenue,
               School District of York, Series A, 4.80%, 2/15/15,
               Callable 2/15/08 @ 100, FGIC..............................     1,689,456
 1,820,000   Pennsylvania State Public School Building Authority Revenue,
               School District of York, Series A, 4.85%, 2/15/16,
               Callable 2/15/08 @ 100, FGIC..............................     1,776,775
 1,000,000   Pennsylvania State Turnpike, Series J, 6.40%, 12/1/00,......     1,055,000
 2,000,000   Pennsylvania State, Series A, 6.70%, 1/1/02, Prerefunded
               1/1/01 @ 101.5, MBIA......................................     2,152,500
 1,000,000   Philadelphia, Pennsylvania Gas Works, 14th Series, 5.50%,
               7/1/04, FSA...............................................     1,061,250
 7,160,000   Philadelphia, Pennsylvania Hospitals & Higher Education
               Facilities Authority Revenue, 5.00%, 5/15/11, Callable
               5/15/08 @ 101.............................................     7,186,850
 1,000,000   Philadelphia, Pennsylvania Hospitals & Higher Education
               Facilities Authority, Children's Hospital Series A, 6.50%,
               2/15/21, Prerefunded 2/15/02 @ 102........................     1,096,250
 7,000,000   Philadelphia, Pennsylvania School District Series B, 5.50%,
               9/1/15, Callable 9/01/05 @ 102, AMBAC.....................     7,306,249
 5,000,000   Philadelphia, Pennsylvania Water & Waste Revenue, 5.00%,
               8/1/13, Callable 8/01/07 @ 102............................     5,012,500
 1,000,000   Philadelphia, Pennsylvania Water & Wastewater, 6.25%,
               8/1/02, MBIA..............................................     1,077,500
 1,000,000   Pittsburgh, Pennsylvania Water & Sewer Authority, Series A,
               6.00%, 9/1/16, Prerefunded 9/1/01
               @ 100, FGIC...............................................     1,057,500
 1,265,000   Pottsville Hospital & Warne Clinic, 5.25%, 7/1/10...........     1,263,419
   500,000   Pottsville Hospital & Warne Clinic, 5.50%, 7/1/18, Callable
               7/1/08 @ 100..............................................       494,375
 1,700,000   Sayre, Pennsylvania Health Care Facilities Authority, Series
               A, 6.60%, 3/1/01, AMBAC...................................     1,802,000
 3,800,000   Tredyffrin Township, Pennsylvania, 5.25%, 11/15/17, Callable
               11/15/06 @ 100............................................     3,847,500
 1,500,000   Washington County, Pennsylvania Hospital Authority, 5.88%,
               12/15/13, Callable 12/15/02
               @ 102, AMBAC..............................................     1,586,250
 1,000,000   West Shore, Pennsylvania School District, 6.40%, 9/1/01,
               Partially Prerefunded 9/1/98 @ 100, FGIC..................     1,004,210
 1,850,000   York County, Pennsylvania Industrial Development Authority,
               6.25%, 7/1/02.............................................     1,981,812
                                                                           ------------
                                                                            102,709,380
                                                                           ------------
             Total Municipal Bonds.......................................   102,709,380
                                                                           ============
U.S. TREASURY OBLIGATIONS (11.0%):
U.S. Treasury Notes (11.0%):
10,000,000   15.75%, 11/15/01............................................    13,113,900
                                                                           ------------
             Total U.S. Treasury Obligations.............................    13,113,900
                                                                           ============

                                   Continued

THE SESSIONS GROUP
KEYPREMIER PENNSYLVANIA MUNICIPAL BOND FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JUNE 30, 1998

SHARES OR
PRINCIPAL                              SECURITY                               MARKET
  AMOUNT                             DESCRIPTION                              VALUE
----------   ------------------------------------------------------------  ------------
INVESTMENT COMPANIES (1.3%):
$  874,273   Federated Pennsylvania Municipal Cash Fund..................  $    874,273
   702,897   Federated Pennsylvania Municipal Cash Trust Service.........       702,897
                                                                           ------------
    Total Investment Companies...........................................     1,577,170
                                                                           ------------
    Total Investments (Cost $115,435,199)(a)--98.9%......................   117,400,450
Other assets in excess of liabilities--1.1%..............................     1,284,700
                                                                           ------------
             TOTAL NET ASSETS--100.0%....................................  $118,685,150
                                                                           ============

---------
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

         Unrealized appreciation.........................  $2,509,808
         Unrealized depreciation.........................    (544,557)
                                                           ----------
         Net unrealized appreciation.....................  $1,965,251
                                                           ==========

AMBAC  -- AMBAC Indemnity Corp.
FGIC   -- Insured by the Financial Guaranty Insurance Corp.
MBIA   -- Insured by the Municipal Bond Insurance Assoc.
FSA    -- Financial Security Assurance Corp.

                       See notes to financial statements.

THE SESSIONS GROUP
KEYPREMIER LIMITED DURATION GOVERNMENT SECURITIES FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 1998

SHARES OR
PRINCIPAL             SECURITY               MARKET
  AMOUNT            DESCRIPTION               VALUE
---------- ------------------------------  -----------
U.S. GOVERNMENT AGENCIES (16.2%):
Freddie Mac (10.4%):
$2,858,285 9.00%, 4/1/16.................  $ 3,047,646
                                           -----------
Fannie Mae (0.0%):
        48 10.00%, 10/1/00...............           51
                                           -----------
Government National Mortgage Association (5.8%):
   154,734 8.50%, 2/15/17, Pool
             #203632.....................      165,614
    67,384 8.50%, 4/15/17, Pool
             #189291.....................       72,122
   382,461 8.50%, 7/15/21, Pool
             #306066.....................      409,234
   556,619 8.50%, 7/15/21, Pool
             #307983.....................      595,232
   446,238 8.50%, 1/15/23, Pool
             #341948.....................      474,543
                                           -----------
                                             1,716,745
                                           -----------
    Total U.S. Government Agencies.......    4,764,442
                                           -----------
U.S. TREASURY OBLIGATIONS (47.9%):
U.S. Treasury Bonds (3.6%):
 1,000,000 6.125%, 11/15/27..............    1,071,510
                                           -----------
U.S. Treasury Notes (44.3%):
 3,000,000 5.75%, 12/31/98...............    3,006,240
 1,000,000 5.88%, 3/31/99................    1,002,980
 9,000,000 5.38%, 1/31/00................    8,978,490
                                           -----------
                                            12,987,710
                                           -----------
    Total U.S. Treasury Obligations......   14,059,220
                                           -----------

SHARES OR
PRINCIPAL             SECURITY               MARKET
  AMOUNT            DESCRIPTION               VALUE
---------- ------------------------------  -----------
U.S. GOVERNMENT GUARANTEED SECURITIES (23.4%):
Israel Aid (6.2%)
$1,825,000 4.88%, 9/15/98................  $ 1,822,719
                                           -----------
Private Export Funding Company (17.2%):
 5,000,000 9.10%, 10/30/98...............    5,050,000
                                           -----------
    Total U.S. Government Guaranteed
  Securities.............................    6,872,719
                                           -----------
REPURCHASE AGREEMENTS (11.9%):
 3,501,056 Lehman Brothers, dated
             6/30/98, 5.70%, matures
             7/1/98, Proceeds at maturity
             $3,501,610 (Collateralized
             by $9,225,000 FICO Strip,
             3/7/14, Market Value =
             $3,572,289).................    3,501,056
                                           -----------
    Total Repurchase Agreements..........    3,501,056
                                           -----------
    Total Investments
      (Cost $29,274,963)(a)--99.4%.......   29,197,437
    Other assets in excess of liabilities
  0.6%...................................      162,552
                                           -----------
    TOTAL NET ASSETS--100.0%.............  $29,359,989
                                           ===========

---------

(a) Represents cost for federal income tax purposes and differs from value by net unrealized depreciation of securities as follows:

         Unrealized appreciation.........................  $ 22,368
         Unrealized depreciation.........................   (99,894)
                                                           --------
         Net unrealized depreciation.....................  $(77,526)
                                                           ========

                       See notes to financial statements.

THE SESSIONS GROUP
KEYPREMIER U.S. TREASURY OBLIGATIONS MONEY MARKET FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 1998

SHARES OR
PRINCIPAL             SECURITY              AMORTIZED
  AMOUNT            DESCRIPTION               COST
---------- ------------------------------  -----------
U.S. TREASURY SECURITIES (33.8%):
U.S. Treasury Bills (16.7%):
$4,000,000 5.04%, 10/22/98...............  $ 3,936,783
                                           -----------
U.S. Treasury Notes (17.1%):
 4,000,000 9.25%, 8/15/98................    4,018,442
                                           -----------
    Total U.S. Treasury Securities.......    7,955,225
                                           -----------
U.S. GOVERNMENT GUARANTEED SECURITIES (29.9%):
Israel Aid (12.7%):
 3,000,000 4.88%, 9/15/98................    2,994,946
                                           -----------
Private Export Funding Company (17.2%):
 4,000,000 9.10%, 10/30/98...............    4,044,873
                                           -----------
    Total U.S. Government Guaranteed
        Securities.......................    7,039,819
                                           -----------

SHARES OR
PRINCIPAL             SECURITY              AMORTIZED
  AMOUNT            DESCRIPTION               COST
---------- ------------------------------  -----------
U.S. TREASURY COLLATERALIZED REPURCHASE AGREEMENTS
(35.7%):
$4,535,612 Lehman Brothers, dated
             6/30/98, 5.50%, matures
             7/1/98, Proceeds at maturity
             $4,536,305 (Collateralized
             by $8,380,000
             U.S. Treasury STRIPS,
             2/15/08-8/15/13, Market
             Value = $4,627,281).........  $ 4,535,612
 3,846,000 Merrill Lynch Securities Inc.,
             dated 6/30/98, 5.60%,
             matures 7/1/98, Proceeds at
             maturity $3,862,255
             (Collateralized by
             $3,900,000 U.S. Treasury
             Notes, 10/31/99, Market
             Value = $3,937,569).........    3,846,000
                                           -----------
    Total U.S. Treasury Collateralized
      Repurchase Agreements..............    8,381,612
                                           -----------
    Total Investments
      (Amortized Cost
$23,376,656)(a)--99.4%...................   23,376,656
    Other assets in excess of
  liabilities--0.6%......................      143,005
                                           -----------
    TOTAL NET ASSETS--100.0%.............  $23,519,661
                                           ===========

---------

(a) Cost for federal income tax and financial reporting purposes are the same.

                       See notes to financial statements.

THE SESSIONS GROUP
KEYPREMIER PRIME MONEY MARKET FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 1998

 SHARES OR
 PRINCIPAL             SECURITY              AMORTIZED
  AMOUNT             DESCRIPTION                COST
----------- ------------------------------  ------------
CERTIFICATE OF DEPOSIT (8.3%):
Financial Services (8.3%):
$ 5,000,000 Bankers Trust Corp.,* 5.82%,
              7/14/98.....................  $  5,000,000
  3,000,000 Bankers Trust,** 5.58%,
              2/19/99.....................     2,998,705
 10,000,000 Wilmington Trust, 5.6%,
              9/18/98.....................    10,000,000
                                            ------------
    Total Certificate of Deposit..........    17,998,705
                                            ------------
COMMERCIAL PAPER (54.0%):
Agriculture (4.6%):
 10,000,000 Cargill, 6.10%, 7/1/98........    10,000,000
                                            ------------
Automotive (3.0%):
  6,600,000 Daimler-Benz, 5.55%,
              7/13/98.....................     6,587,790
                                            ------------
Entertainment (4.6%):
 10,000,000 Walt Disney Co., 6.05%,
              7/1/98......................    10,000,000
                                            ------------
Financial Services (13.7%):
 10,000,000 Budget Funding, 5.58%,
              7/29/98.....................     9,956,600
 10,000,000 IBM Credit Corp., 5.53%,
              7/8/98......................     9,988,681
 10,000,000 MetLife Funding, 5.58%,
              7/6/98......................     9,992,251
                                            ------------
                                              29,937,532
                                            ------------
Food Processing & Packaging (4.6%):
 10,000,000 General Mills, 6.0%, 7/1/98...    10,000,000
                                            ------------
Insurance (4.5%):
 10,000,000 General Re-Insurance, 5.5%,
              9/18/98.....................     9,879,306
                                            ------------
Natural Resources (4.5%):
 10,000,000 Natural Rural, 5.50%,
              9/11/98.....................     9,890,000
                                            ------------
Telecommunications (4.6%):
 10,000,000 Bell Atlantic, 5.54%,
              7/30/98.....................     9,955,372
                                            ------------
Utilities (9.9%):
  5,467,000 Dayton Power and Light, 5.53%,
              8/3/98......................     5,439,287
 10,750,000 General Electric, 5.53%,
              9/18/98.....................    10,619,546
  5,500,000 Idaho Power Co, 5.55%,
              7/14/98.....................     5,488,977
                                            ------------
                                              21,547,810
                                            ------------
    Total Commercial Paper................   117,797,810
                                            ------------
ASSET BACKED SECURITIES (0.7%):
Financial Services (0.7%):
  1,444,342 Capital Equipment Receivable
              Trust, 5.79%, 12/15/98......     1,445,013
                                            ------------
    Total Asset Backed Securities.........     1,445,013
                                            ------------

 SHARES OR
 PRINCIPAL             SECURITY              AMORTIZED
  AMOUNT             DESCRIPTION                COST
----------- ------------------------------  ------------
CORPORATE BONDS (9.4%):
Financial Services (5.7%):
$ 2,500,000 Chrysler Financial Corp.,**
              5.63%, 3/12/99..............  $  2,500,342
 10,000,000 PNC Bank N.A.,** 5.54%,
              6/11/99.....................     9,993,384
                                            ------------
                                              12,493,726
                                            ------------
Retail (3.7%):
  8,000,000 Southland Corp., 5.50%,
              7/15/98.....................     7,982,889
                                            ------------
    Total Corporate Bonds.................    20,476,615
                                            ------------
U.S. GOVERNMENT AGENCIES (7.9%):
Federal Agricultural Mortgage Corporation--Discount
(4.2%):
  9,023,000 5.47%, 7/13/98................     9,006,548
                                            ------------
Federal Home Loan Bank (2.3%):
  5,000,000 5.63%, 3/2/99.................     5,000,000
                                            ------------
Fannie Mae (0.5%):
  1,100,000 5.32%, 7/1/98.................     1,100,000
                                            ------------
Student Loan Marketing Association (0.9%):
  2,000,000 Sallie Mae,* 5.32%, 8/20/98...     1,999,330
                                            ------------
    Total U.S. Government Agencies........    17,105,878
                                            ------------
REPURCHASE AGREEMENTS (20.0%):
 36,821,727 Lehman Brothers, dated
              6/30/98, 5.75%, matures
              7/1/98, Proceeds at maturity
              $36,827,609 (Collateralized
              by $72,699,000 Tennessee
              Valley Authority, 0.00%,
              10/5/03-5/1/24, market value
              = $37,559,085)..............    36,821,727
  6,916,000 Merrill Lynch Securities Inc.,
              dated 6/30/98, 5.65%,
              matures 7/1/98, Proceed at
              maturity $6,917,085
              (Collateralized by
              $6,695,000 Federal National
              Mortgage Association,
              6.35%-6.89%,
              6/10/05-4/25/06, market
              value = $7,057,256).........     6,916,000
                                            ------------
    Total Repurchase Agreements...........    43,737,727
                                            ------------
    Total Investments (Amortized Cost
      $218,561,748)(a)--100.3%............   218,561,748
    Liabilities in excess of other
  assets--(0.3)%..........................      (700,924)
                                            ------------
    TOTAL NET ASSETS--100.0%..............  $217,860,824
                                            ============

                                   Continued

THE SESSIONS GROUP
KEYPREMIER PRIME MONEY MARKET FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JUNE 30, 1998

---------

(a) Cost for federal income tax and financial reporting purposes are the same.

 * Floating Rate Certificates are securities with interest rates that change whenever a specific interest rate changes. The interest rate is based on an index of market interest rates or other index. The rate reflected on the Schedule of Portfolio Investments is the rate in effect on June 30, 1998. The date presented represents the next rate change date.

** Variable Rate Certificates are securities with interest rates that change periodically and are payable on different dates ranging from daily, weekly, monthly, quarterly, or semi-annually. The rate reflected on the Schedule of Portfolio Investments is the rate in effect on June 30, 1998. The date presented represents the next rate change date.

                       See notes to financial statements.

THE SESSIONS GROUP
KEYPREMIER FUNDS

                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 1998

1.   ORGANIZATION:

     The Sessions Group (the "Group") was organized on April 25, 1988 as an Ohio business trust, and is registered under the Investment Company Act of 1940 as amended, (the "1940 Act"), as an open-end management investment company. The Group is authorized to issue an unlimited number of shares that are units of beneficial interest, without par value. The Group offers shares of a number of different series or portfolios including, the following series for which Martindale Andres & Company, Inc., a wholly owned subsidiary of Keystone Financial, Inc., serves as investment adviser: the KeyPremier Aggressive Growth Fund, the KeyPremier Established Growth Fund, the KeyPremier Intermediate Term Income Fund, the KeyPremier Pennsylvania Municipal Bond Fund, the KeyPremier Limited Duration Government Securities Fund, the KeyPremier U.S. Treasury Obligations Money Market Fund, and the KeyPremier Prime Money Market Fund (collectively, the "Funds" and individually, a "Fund").

     The Funds' investment objectives are as follows:

                                            COMMENCEMENT
           FUND                             OF OPERATIONS         OBJECTIVE
           ----                             -------------         ---------
           Aggressive Growth Fund           February 3, 1997      Growth of capital
           Established Growth Fund          December 2, 1996      Growth of capital with some current
                                                                  income as a secondary objective
           Intermediate Term Income Fund    December 2, 1996      Current income with long-term growth of
                                                                  capital as a secondary objective
           Pennsylvania Municipal Bond      October 1, 1996       Income which is exempt from federal
             Fund                                                 income tax and Pennsylvania state
                                                                  income tax and preservation of capital
           Limited Duration Government      July 1, 1997          Current income with preservation of
             Securities Fund                                      capital as a secondary objective
           U.S. Treasury Obligations Money  July 1, 1997          Current income with liquidity and
             Market Fund                                          stability of principal
           Prime Money Market Fund          October 7, 1996       Current income with liquidity and
                                                                  stability of principal

     Shares of the Funds may be sold to customers of Martindale Andres & Company Inc. by the Group's distributor, BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services (the "Distributor") and its affiliates, and all accounts of correspondent banks of Keystone Financial, Inc. and to the general public.

                                   Continued

THE SESSIONS GROUP
KEYPREMIER FUNDS

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                 JUNE 30, 1998

2.   SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of significant accounting policies followed by the Group in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

        SECURITIES VALUATION:

        Investments of the U.S. Treasury Obligations Money Market Fund and Prime Money Market Fund (collectively, "the money market funds"), are valued, in accordance with Rule 2a-7, at amortized cost, which approximates market value. Under the amortized cost method, discount or premium is amortized on a constant basis to the maturity of the security.

        Investments in common and preferred stocks, corporate bonds, commercial paper, municipal securities and U.S. Government securities of the Aggressive Growth Fund, Established Growth Fund, Intermediate Term Income Fund, Pennsylvania Municipal Bond Fund, and Limited Duration Government Securities Fund (collectively, "the variable net asset value funds"), are valued based upon the current available prices in the principal market in which such securities are normally traded. Investments in investment companies are valued at their net asset values as reported by such companies. Other securities for which quotations are not readily available are valued at their fair value under procedures established by the Group's Board of Trustee, including the use of approved independent pricing services. The differences between the cost and market values of investments held by the variable net asset value funds are reflected as either unrealized appreciation or depreciation.

        SECURITY TRANSACTIONS AND RELATED INCOME:

        Security transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

        REPURCHASE AGREEMENTS:

        The Funds may acquire repurchase agreements from financial institutions such as banks and broker-dealers which Martindale Andres & Company, Inc. deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by each Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including

                                   Continued

THE SESSIONS GROUP
KEYPREMIER FUNDS

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                 JUNE 30, 1998

        accrued interest). Securities subject to repurchase agreements are held by the Funds' custodian or another qualified custodian.

        DIVIDENDS TO SHAREHOLDERS:

        Dividends from net investment income are declared daily and paid monthly and distributable net realized capital gains, if any, are declared and distributed at least annually for the money market funds. Dividends from net investment income are declared and paid monthly and distributable net realized capital gains, if any, are declared and distributed annually for the Intermediate Term Income, Pennsylvania Municipal Bond, and Limited Duration Government Securities Funds. Dividends from net investment income are declared and paid quarterly and distributable net realized capital gains, if any, are declared and distributed annually for the Aggressive Growth and Established Growth Funds.

        Dividends from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses, expiring capital loss carry forwards, and deferral of certain losses.

        As of June 30, 1998, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments made to paid-in-capital:

                                                    ACCUMULATED
                                 ACCUMULATED        NET REALIZED
                              UNDISTRIBUTED NET    GAIN/(LOSS) ON
                              INVESTMENT INCOME     INVESTMENTS
                              -----------------    --------------
Aggressive Growth...........      $ 115,134           $     (3)
Intermediate Income.........      $ (60,619)          $ 60,620
Limited Duration Government
  Securities................      $   4,444           $ (2,194)
U.S. Treasury Obligation
  Money Market..............      $   1,890           $     --
Prime Money Market..........      $     447           $   (447)

        FEDERAL INCOME TAXES:

        It is the policy of each Fund to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

                                   Continued

THE SESSIONS GROUP
KEYPREMIER FUNDS

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                 JUNE 30, 1998

        Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. The following Fund had deferred losses, which will be treated as arising on the first day of the fiscal year ending June 30, 1999:

                                                 CAPITAL LOSS
FUND                                               DEFERRED
----                                             ------------
U.S. Treasury Obligation Money Market..........      $594

        ORGANIZATION COSTS:

        All expenses in connection with each Fund's organization and registration under the 1940 Act and the Securities Act of 1933 were paid by that Fund. Such expenses are amortized over a period of five years commencing with the date of the initial public offering.

        OTHER:

        The Funds may maintain a cash balance with their custodian and receive a reduction of their custody fees and expenses for the amount of interest earned on such uninvested cash balances. For financial reporting purposes for the year ended June 30, 1998, custodian fees and expenses and expenses paid by third parties were increased by the following amount for the following funds:

Aggressive Growth Fund...........................  $ 1,447
Limited Duration Government Fund.................  $ 4,319
U.S. Treasury Obligation Money Market Fund.......  $   352
Prime Money Market Fund..........................  $18,017

        There was no effect on net investment income. The Funds could have invested such cash amounts in an income-producing asset if they had not agreed to a reduction of fees or expenses under the expense offset arrangement with their custodian.

3.   PURCHASES AND SALES OF SECURITIES:

     Purchases and sales of portfolio securities (excluding short-term securities) for the variable net asset value funds for the year ended June 30, 1998, are as follows:

                                 PURCHASES         SALES
                                ------------    ------------
Aggressive Growth Fund......    $ 21,553,728    $  9,013,893
Established Growth Fund.....    $ 16,692,678    $ 12,192,974
Intermediate Term Income
  Fund......................    $561,965,509    $494,012,764
Pennsylvania Municipal Bond
  Fund......................    $ 73,543,901    $ 80,518,644
Limited Duration Bond
  Fund......................    $115,586,713    $114,376,256

                                   Continued

THE SESSIONS GROUP
KEYPREMIER FUNDS

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                 JUNE 30, 1998

4.   RELATED PARTY TRANSACTIONS:

     Investment advisory services are provided to the Funds by Martindale Andres & Company, Inc. Under the terms of the investment advisory agreement, Martindale Andres & Company, Inc. is entitled to receive fees based on a percentage of the average net assets of each Fund.

     BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), an Ohio limited partnership, and BISYS Fund Services, Inc. ("BISYS Services") are subsidiaries of The BISYS Group, Inc.

     BISYS, with whom certain officers and trustees of the Group are affiliated, serves the Funds as administrator and distributor. Such officers and trustees are paid no fees directly by the Funds for serving as officers and trustees of the Group. Pursuant to the administration agreement, the Funds pay BISYS a monthly fee for its services at an annual rate of 0.115% of the aggregate average daily net assets of the Funds. BISYS Services serves the Funds as transfer agent and mutual fund accountant.

     The Group has adopted an Administrative Services Plan, pursuant to which each Fund is authorized to pay compensation to banks and other financial institutions (each a "Service Organization"), which may include Martindale Andres & Company, Inc., and its correspondent and affiliated banks and BISYS, for providing ministerial, recordkeeping and/or administrative support services to their customers who are the beneficial or record owners of a Fund. The compensation which is paid monthly, under the Administrative Services Plan is a fee computed daily at an annual rate of up to 0.25% of the average daily net asset value of a Fund.

     BISYS is also entitled to receive commissions on sales of shares of the variable net asset value funds. For the year ended June 30, 1998, BISYS received $56,594 from commissions earned on sales of shares of the variable net asset value funds, of which $2,114 was reallowed to broker-dealers affiliated with Keystone Financial, Inc.

     Fees may be voluntarily reduced to assist the Funds in maintaining competitive expense ratios.

     The variable net asset value funds can and do invest a portion of their assets in the money market funds.

                                   Continued

THE SESSIONS GROUP
KEYPREMIER FUNDS

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                 JUNE 30, 1998

     Information regarding these transactions is as follows for the year ended June 30, 1998:

                                                                           INTERMEDIATE    PENNSYLVANIA
                                              AGGRESSIVE    ESTABLISHED        TERM         MUNICIPAL
                                                GROWTH        GROWTH          INCOME           BOND
                                                 FUND          FUND            FUND            FUND
                                              ----------    -----------    ------------    ------------
INVESTMENT ADVISORY FEES:
Annual fee before voluntary fee reductions
  (percentage of average net assets)........       1.00%          .75%            .60%            .60%
Voluntary fee reductions....................   $593,310      $720,420        $715,881        $357,712
ADMINISTRATIVE SERVICES FEES:
Annual fee before voluntary fee reductions
  (percentage of average net assets)........        .25%          .25%            .25%            .25%
Voluntary fee reductions....................   $ 34,667      $ 64,344        $125,001        $ 55,413
FUND ACCOUNTANT FEES........................   $ 41,513      $ 70,172        $ 75,419        $ 43,737
TRANSFER AGENT FEES.........................   $ 36,487      $ 38,056        $ 27,809        $ 22,799

                                                  LIMITED DURATION    U.S. TREASURY
                                                     GOVERNMENT        OBLIGATIONS
                                                     SECURITIES       MONEY MARKET     PRIME MONEY
                                                        FUND              FUND         MARKET FUND
                                                  ----------------    -------------    ------------
INVESTMENT ADVISORY FEES:
Annual fee before voluntary fee reductions
  (percentage of average net assets)..........             .60%              .40%             .40%
Voluntary fee reductions......................        $153,207           $74,397         $311,790
ADMINISTRATIVE SERVICES FEES:
Annual fee before voluntary fee reductions
  (percentage of average net assets)..........             .25%              .25%             .25%
Voluntary fee reductions......................        $ 18,069           $13,484         $ 95,587
FUND ACCOUNTANT FEES..........................        $ 32,239           $30,875         $ 47,847
TRANSFER AGENT FEES...........................        $ 22,498           $21,952         $ 26,793

                                   Continued

THE SESSIONS GROUP
KEYPREMIER FUNDS

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                 JUNE 30, 1998

5.   ACQUISITION OF COMMON COLLECTIVE TRUST FUNDS:

     On July 1, 1997, March 1, 1998 and March 1, 1998, respectively, the Limited Duration Government Securities, the Established Growth and Intermediate Term Income Funds acquired all of the assets of various common and collective trust funds maintained by affiliates of Martindale Andres & Co., Inc. The following is a summary of shares issued, net assets acquired, net asset value per share and unrealized appreciation as of the dates of conversion:

                                 LIMITED                     INTERMEDIATE
                                DURATION       ESTABLISHED       TERM
                               GOVERNMENT        GROWTH         INCOME
                             SECURITIES FUND      FUND           FUND
                             ---------------   -----------   ------------
Shares.....................      3,467,684         937,007       312,665
Net Assets.................    $34,676,843     $12,237,310    $3,132,904
Net Asset Value............    $     10.00     $     13.06    $    13.06
Unrealized Appreciation....    $    35,816     $ 9,410,676    $   29,381

6.   FEDERAL INCOME TAX INFORMATION (UNAUDITED):

     During the year ended June 30, 1998, the following Portfolios declared long-term capital gain distributions in the following amounts:

FUND                                                   AMOUNT
----                                                 ----------
Aggressive Growth..................................  $1,181,987
Established Growth.................................  $1,060,223

     For corporate shareholders 100.00% of the total ordinary income distributions paid during the fiscal year ended June 30, 1998 for the Aggressive Growth Fund and the Established Growth Fund qualifies for the corporate dividends received deduction.

THE SESSIONS GROUP
KEYPREMIER FUNDS

                              FINANCIAL HIGHLIGHTS

                                            AGGRESSIVE GROWTH FUND       ESTABLISHED GROWTH FUND
                                          --------------------------    --------------------------
                                           FOR THE        FOR THE        FOR THE        FOR THE
                                          YEAR ENDED    PERIOD ENDED    YEAR ENDED    PERIOD ENDED
                                           JUNE 30,       JUNE 30,       JUNE 30,       JUNE 30,
                                             1998         1997(a)          1998         1997(a)
                                          ----------    ------------    ----------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD....   $  10.24       $  10.00       $  11.13       $  10.00
                                           --------       --------       --------       --------
INVESTMENT ACTIVITIES:
  Net investment income (loss)..........      (0.01)          0.01           0.10           0.08
  Net realized and unrealized gain on
     investments........................       1.30           0.24           2.99           1.13
                                           --------       --------       --------       --------
     Total from Investment Activities...       1.29           0.25           3.09           1.21
                                           --------       --------       --------       --------
DISTRIBUTIONS FROM:
  Net investment income.................         --          (0.01)         (0.10)         (0.08)
  Net realized gains....................      (0.12)            --          (0.06)            --
                                           --------       --------       --------       --------
     Total Distributions................      (0.12)         (0.01)         (0.16)         (0.08)
                                           --------       --------       --------       --------
  Net change in net asset value per
     share..............................       1.17           0.24           2.93           1.13
                                           --------       --------       --------       --------
NET ASSET VALUE, END OF PERIOD..........   $  11.41       $  10.24       $  14.06       $  11.13
                                           ========       ========       ========       ========
Total Return (excluding sales charge)...      12.72%          2.52%(b)      27.92%         12.20%(b)

RATIOS/SUPPLEMENTAL DATA:
Net Assets, at end of period (in
  thousands)............................   $135,612       $105,258       $258,812       $190,914
Ratio of expenses to average net
  assets................................       0.83%          0.66%(c)       0.71%          0.44%(c)
Ratio of net investment income (loss) to
  average net assets....................      (0.09%)         0.28%(c)       0.77%          1.39%(c)
Ratio of expenses to average net
  assets*...............................       1.33%          1.35%(c)       1.06%          1.01%(c)
Ratio of net investment income (loss) to
  average net assets*...................      (0.59%)        (0.41%)(c)      0.42%          0.82%(c)
Portfolio Turnover......................          8%             2%             6%             1%

---------------

* During the period certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been as indicated.

(a) Commencement of operations of the Funds were February 3, 1997 and December 2, 1996, respectively.

(b) Not Annualized

(c) Annualized

THE SESSIONS GROUP
KEYPREMIER FUNDS

                              FINANCIAL HIGHLIGHTS

                                             INTERMEDIATE TERM INCOME     PENNSYLVANIA MUNICIPAL
                                                       FUND                      BOND FUND
                                             -------------------------   -------------------------
                                              FOR THE       FOR THE       FOR THE       FOR THE
                                             YEAR ENDED   PERIOD ENDED   YEAR ENDED   PERIOD ENDED
                                              JUNE 30,      JUNE 30,      JUNE 30,      JUNE 30,
                                                1998        1997(a)         1998        1997(a)
                                             ----------   ------------   ----------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD.......   $   9.77      $  10.00      $  10.29      $  10.21
                                              --------      --------      --------      --------
INVESTMENT ACTIVITIES:
  Net investment income....................       0.62          0.36          0.49          0.34
  Net realized and unrealized gain (loss)
     on investments........................       0.33         (0.23)         0.11          0.06
                                              --------      --------      --------      --------
     Total from Investment Activities......       0.95          0.13          0.60          0.40
                                              --------      --------      --------      --------
DISTRIBUTIONS FROM:
  Net investment income....................      (0.62)        (0.36)        (0.50)        (0.32)
  Net realized gains.......................         --            --            --            --
                                              --------      --------      --------      --------
     Total Distributions...................      (0.62)        (0.36)        (0.50)        (0.32)
                                              --------      --------      --------      --------
  Net change in net asset value per
     share.................................       0.33         (0.23)         0.10          0.08
                                              --------      --------      --------      --------
NET ASSET VALUE, END OF PERIOD.............   $  10.10      $   9.77      $  10.39      $  10.29
                                              ========      ========      ========      ========
Total Return (excluding sales charge)......       9.95%         1.40%(b)      5.89%         3.98%(b)

RATIOS/SUPPLEMENTAL DATA:
Net Assets, at end of period (in
  thousands)...............................   $275,565      $207,859      $118,685      $123,194
Ratio of expenses to average net assets....       0.57%         0.37%(c)      0.58%         0.37%(c)
Ratio of net investment income to average
  net assets...............................       6.27%         6.45%(c)      4.65%         4.46%(c)
Ratio of expenses to average net assets*...       0.92%         0.84%(c)      0.92%         0.86%(c)
Ratio of net investment income to average
  net assets*..............................       5.92%         5.98%(c)      4.31%         3.97%(c)
Portfolio Turnover.........................        218%          329%           62%           98%

---------------

* During the period certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been as indicated.

(a) Commencement of operations of the Funds were December 2, 1996 and October 1, 1996, respectively.

(b) Not Annualized

(c) Annualized

THE SESSIONS GROUP
KEYPREMIER FUNDS

                              FINANCIAL HIGHLIGHTS

                                           LIMITED
                                           DURATION      U.S. TREASURY
                                          GOVERNMENT      OBLIGATIONS
                                          SECURITIES         MONEY
                                             FUND         MARKET FUND      PRIME MONEY MARKET FUND
                                         ------------    -------------    --------------------------
                                           FOR THE          FOR THE        FOR THE        FOR THE
                                          YEAR ENDED      YEAR ENDED      YEAR ENDED    PERIOD ENDED
                                           JUNE 30,        JUNE 30,        JUNE 30,       JUNE 30,
                                           1998(a)          1998(a)          1998         1997(a)
                                         ------------    -------------    ----------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD...    $ 10.00          $  1.00        $   1.00       $  1.00
                                           -------          -------        --------       -------
INVESTMENT ACTIVITIES:
  Net investment income................       0.56             0.05            0.05          0.04
  Net realized and unrealized gain on
     investments.......................      (0.04)              --              --            --
                                           -------          -------        --------       -------
     Total from Investment
       Activities......................       0.52             0.05            0.05          0.04
                                           -------          -------        --------       -------
DISTRIBUTIONS FROM:
  Net investment income................      (0.56)           (0.05)          (0.05)        (0.04)
  Net realized gains...................         --               --              --            --
                                           -------          -------        --------       -------
     Total Distributions...............      (0.56)           (0.05)          (0.05)        (0.04)
                                           -------          -------        --------       -------
  Net change in net asset value per
     share.............................      (0.04)              --              --            --
                                           -------          -------        --------       -------
NET ASSET VALUE, END OF PERIOD.........    $  9.96          $  1.00        $   1.00       $  1.00
                                           =======          =======        ========       =======
Total Return (excluding sales
  charge)..............................       5.39%            4.78%           5.19%         3.73%(b)

RATIOS/SUPPLEMENTAL DATA:
Net Assets, at end of period (in
  thousands)...........................    $29,360          $23,520        $217,861       $95,850
Ratio of expenses to average net
  assets...............................       0.65%            0.71%           0.48%         0.36%(c)
Ratio of net investment income to
  average net assets...................       5.58%            4.64%           5.14%         5.02%(c)
Ratio of expenses to average net
  assets*..............................       1.18%            1.07%           0.76%         0.70%(c)
Ratio of net investment income to
  average net assets*..................       5.05%            4.28%           4.86%         4.68%(c)
Portfolio Turnover.....................        482%              NA              NA            NA

---------------

* During the period certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been as indicated.

(a) Commencement of operations of the Funds were July 1, 1997, July 1, 1997, and October 7, 1996, respectively.

(b) Not Annualized

(c) Annualized

INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

The Shareholders and Board of Trustees
  The Sessions Group --
  KeyPremier Funds:

We have audited the accompanying statements of assets and liabilities of The Sessions Group -- KeyPremier Funds (comprised of the KeyPremier Aggressive Growth Fund, KeyPremier Established Growth Fund, KeyPremier Intermediate Term Income Fund, KeyPremier Pennsylvania Municipal Bond Fund, KeyPremier Limited Duration Government Securities Fund, KeyPremier U.S. Treasury Obligations Money Market Fund, and KeyPremier Prime Money Market Fund, collectively the Funds), including the schedules of portfolio investments as of June 30, 1998, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of June 30, 1998 by confirmation with the custodian and brokers and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds comprising The Sessions Group -- KeyPremier Funds at June 30, 1998, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.

KPMG Peat Marwick LLP

Columbus, Ohio
August 14, 1998

                                    APPENDIX

         COMMERCIAL PAPER RATINGS. Commercial paper ratings of Standard & Poor's Corporation ("S&P") are current assessments of the likelihood of timely payment of debt considered short term in the relevant market. Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Commercial paper rated A-2 by S&P indicates that capacity for timely payment on issues is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

         Moody's Investors Service, Inc.'s ("Moody's") commercial paper rating are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or supporting institutions) are considered to have a superior capacity for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics of Prime-1 rated issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variations. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.


         Commercial paper rated F1+ by Fitch IBCA Information Services, Inc. ("Fitch") is regarded as having the strongest capacity for timely payment of financial commitments; an added "+" denotes any exceptionally strong credit feature. Commercial paper rated F1 by Fitch is regarded as having a capacity for timely payment only slightly less than the highest rating, I.E., F1+. Commercial paper rated F2 by Fitch is regarded as having a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as it is for issues assigned F1+ or F1.


         The description of the two highest short-term debt ratings by Duff & Phelps, Inc. ("Duff") (Duff incorporates gradations of "1+" (one plus) and "1-" (one minus) to assist investors in recognizing quality differences within the highest rating category) are as follows. Duff 1+ is regarded as having the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1 is regarded as having a very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor. Duff 1- is regarded as having a high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are minor. Duff 2 is regarded as having a good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

         The following summarizes the description of the two highest short-term ratings of Thomson BankWatch, Inc. ("Thomson"). TBW-1 is the highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis. TBW-2 is the second highest category indicating that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

         The plus (+) sign is used after a rating symbol to designate the relative position of an issuer within the rating category.

         CORPORATE DEBT RATINGS. A S&P corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong. Debt rated AA has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated BB and B is regard as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the lease degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

         The following summarizes the six highest ratings used by Moody's for corporate debt. Bonds that are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Bonds that are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future. Bonds that are rated Baa by Moody's are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bond which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Moody's applies numerical modifiers (1, 2, and 3) with respect to bonds rated Aa through B. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

         The following summarizes the six highest long-term debt ratings by Duff. Debt rated AAA has the highest credit quality. The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt. Debt rated AA has a high credit quality and protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. Debt rated A has protection factors that are average but adequate. However, risk factors are more variable and greater in periods of economic stress. Debt rated BBB has below average protection factors but is still considered sufficient for prudent investment. However, there is considerable variability in risk during economic cycles. Debt rated BB is below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category. Debt rated B is below investment grade and possesses risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

         To provide more detailed indications of credit quality, the ratings AA to B may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.


         The following summarizes the six highest long-term debt ratings by Fitch (plus or minus signs are used with a rating symbol to indicate the relative position of the credit within the rating category). For bonds rates AAA (highest credit quality), this rating denotes the lowest expectation of credit risk. This rating is assigned only in case of exceptionally strong capacity for timely payment of financial commitments, a capacity that is highly unlikely to be adversely affected by foreseeable events. For bonds rated AA (very high credit quality), this rating denotes a very low expectation of credit risk. This rating indicates very strong capacity for timely payment of financial commitments, a capacity that is not significantly vulnerable to foreseeable events. For bonds rated A (high credit quality), this rating denotes a low expectation of credit risk. This rating indicates a strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for long-term debt rate "AAA" or "AA." For bonds rated BBB (good credit quality), this rating indicates that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. The "BBB" category is the lowest investment-grade category. For bonds rated BB (speculative), this rating indicates that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in the "BB" category are not investment grade. For bonds rated B (highly speculative), this rating indicates that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.


         The following summarizes Thomson's description of its six highest long-term debt ratings (Thomson may include a plus (+) or minus (-) designation to indicate where within the respective category the issue is placed). AAA is the highest category and indicates that the ability to repay principal and interest on a timely basis is very high. AA is the second highest category and indicates a superior ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category. A is the third highest category and indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings. BBB is the lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings. While not investment grade, the BB rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations. Issuer rated B show a higher degree of uncertainty and therefore greater likelihood of default that higher-rated issuers. Adverse developments could well negatively affect the payment of interest and principal on a timely basis.

MUNICIPAL OBLIGATIONS RATINGS

         The following summarizes the three highest ratings used by Moody's for state and municipal short-term obligations. Obligations bearing MIG-1 or VMIG-1 designations are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. Obligations rated MIG-2 or VMIG-2 denote high quality with ample margins of protection although not so large as in the preceding rating group. Obligations bearing MIG-3 or VMIG-3 denote favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

         S&P SP-1, SP-2, and SP-3 municipal note ratings (the three highest ratings assigned) are described as follows:

                  "SP-1": Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

                  "SP-2":  Satisfactory capacity to pay principal and interest.

                  "SP-3":  Speculative capacity to pay principal and interest.

         The following summarizes the six highest ratings used by Moody's for state and municipal bonds:

                  "Aaa": Bonds judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  "Aa": Bonds judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                  "A": Bonds which possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  "Baa": Bonds which are considered as medium grade obligations, i.e, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  "Ba": Bonds which are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                  "B": Bonds which generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         The following summarizes the six highest ratings used by S&P for state and municipal bonds:

                  "AAA": Debt which has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                  "AA": Debt which has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

                  "A": Debt which has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. It differs from the two higher ratings because:

                           General Obligations Bonds -- There is some weakness
                  in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

                           Revenue Bonds -- Debt service coverage is good, but
                  not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appears adequate.

                  "BBB":  Of the investment grade, this is the lowest.

                           General Obligation Bonds -- Under certain adverse
                  conditions, several of the above factors could contribute to a lesser capacity for payment of debt service. The difference between "A" and "BBB" rating is that the latter shows more than one fundamental weakness, or one very substantial fundamental weakness, whereas the former shows only one deficiency among the factors considered.

                           Revenue Bonds -- Debt coverage is only fair.
                  Stability of the pledged revenues could show substantial variations, with the revenue flow possibly being subject to erosion over time. Basic security provisions are no more than adequate. Management performance could be stronger.

                  "BB" and "B": Debt which is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation of the two. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                  "BB": Debt which has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payment.

                  "B": Debt which has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

         The following summarizes the six highest ratings used by Fitch for state and municipal bonds. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

                  "AAA": Bonds which are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                  "AA": Bonds which are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

                  "A": Bonds which are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

                  "BBB": Bonds which are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

                  "BB": Bonds which are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

                  "B": Bonds which are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

         Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

         Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

                  "F-1+": Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                  "F-1": Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degrees than issues rated F-1+.

                  "F-2": Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 categories.

DEFINITIONS OF CERTAIN MONEY MARKET INSTRUMENTS

Commercial Paper

         Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

Certificates of Deposit

         Certificates of Deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Bankers' Acceptances

         Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.

U.S. Treasury Obligations

         U.S. Treasury Obligations are obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government. These obligations may include Treasury bills, notes and bonds, and issues of agencies and instrumentalities of the U.S. Government, provided such obligations are guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government.

U.S. Government Agency and Instrumentality Obligations

         Obligations of the U.S. Government include Treasury bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association, the Tennessee Valley Authority, the Farmers Home Administration, the Federal Home Loan Banks, the Federal Intermediate Credit Banks, the Federal Farm Credit Banks, the Federal Land Banks, the Federal Housing Administration, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. Some of these obligations, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

                             Registration Statement
                                       of
                               THE SESSIONS GROUP
                                       on
                                    Form N-1A

PART C.  OTHER INFORMATION

Item 24. FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements:

                  Included in Part A:


           (i)    KeyPremier Prime Money Market Fund

                           Financial Highlights

           (ii)   KeyPremier Pennsylvania Municipal Bond Fund

                           Financial Highlights

           (iii)  KeyPremier Established Growth Fund

                           Financial Highlights

           (iv)   KeyPremier Intermediate Term Income Fund

                           Financial Highlights

           (v)    KeyPremier Aggressive Growth Fund

                           Financial Highlights

           (vi)   KeyPremier U.S. Treasury Obligations Money Market Fund

                           Financial Highlights

           (vii)  KeyPremier Limited Duration Government Securities Fund

                           Financial Highlights

           (viii) KeyPremier Emerging Growth Fund

                           None


                  Included in Part B:

           (i)    KeyPremier Prime Money Market Fund

                  Statements of Assets and Liabilities at June 30, 1998.

                  Statements of Operations for the year ended June 30, 1998.

                  Statements of Changes in Net Assets for the years ended June 30, 1998, and for the period ended June 30, 1998.

                  Schedule of Portfolio Investments as of June 30, 1998.

                  Notes to Financial Statements.

                  Financial Highlights for the year ended June 30, 1998, and for the period from commencement of operations (October 7, 1996) to June 30, 1997.

                  Independent Auditors' Report dated August 14, 1998.

           (ii)   KeyPremier Pennsylvania Municipal Bond Fund

                  Statements of Assets and Liabilities at June 30, 1998.

                  Statements of Operations for the year ended June 30, 1998.

                  Statements of Changes in Net Assets for the years ended June 30, 1998, and for the period ended June 30, 1997.

                  Schedule of Portfolio Investments as of June 30, 1998.

                  Notes to Financial Statements.

                  Financial Highlights for the year ended June 30, 1998, and for the period from commencement of operations (October 1, 1996) to June 30, 1997.

                  Independent Auditors' Report dated August 14, 1998.

           (iii)  KeyPremier Established Growth Fund

                  Statements of Assets and Liabilities at June 30, 1998.

                  Statements of Operations for the year ended June 30, 1998.

                  Statements of Changes in Net Assets for the years ended June 30, 1998, and for the period ended June 30, 1997.

                  Schedule of Portfolio Investments as of June 30, 1998.

                  Notes to Financial Statements.

                  Financial Highlights for the year ended June 30,1998, and for the period from commencement of operations (December 2, 1996) to June 30, 1997.

                  Independent Auditors' Report dated August 14, 1998.

           (iv)   KeyPremier Intermediate Term Income Fund

                  Statements of Assets and Liabilities at June 30, 1998.

                  Statements of Operations for the year ended June 30, 1998.

                  Statements of Changes in Net Assets for the year ended June 30, 1998, and for the period ended June 30, 1997.

                  Schedule of Portfolio Investments as of June 30, 1998.

                  Notes to Financial Statements.

                  Financial Highlights for the year ended June 30, 1998, and for the period from commencement of operations (December 2, 1996) to June 30, 1997.

                  Independent Auditor's Report dated August 14, 1998.

           (v)    KeyPremier Aggressive Growth Fund

                  Statements of Assets and Liabilities at June 30, 1998.

                  Statements of Operations for the year ended June 30, 1998.

                  Statements of Changes in Net Assets for the years ended June 30, 1998 and for the period ended June 30, 1997.

                  Schedule of Portfolio Investments as of June 30, 1998.

                  Notes to Financial Statements.

                  Financial Highlights for the year ended June 30, 1998 and for the period from commencement of operations (December 2, 1996) to June 30, 1997.

                  Independent Auditors' Report dated August 14, 1998.

           (vi)   KeyPremier U.S. Treasury Obligations Money Market Fund

                  Statements of Assets and Liabilities at June 30, 1998.

                  Statement of Operations for the year ended June 30, 1998.

                  Statements of Changes in Net Assets for the years ended June 30, 1998 and for the period ended June 30, 1997.

                  Schedule of Portfolio Investments as of June 30, 1998.

                  Notes to Financial Statements.

                  Financial Highlights for the years ended June 30, 1998, and for the period from commencement of operations (February 3, 1997) to June 30, 1997.

                  Independent Auditors' Report dated August 14, 1998.

          (vii)   KeyPremier Limited Duration Government Securities Fund

                  Statements of Assets and Liabilities at June 30, 1998.

                  Statement of Operations for the year ended June 30, 1998.

                  Statement of Changes in Net Assets for the year ended June 30, 1998, and for the period ended June 30, 1997.

                  Schedule of Portfolio Investments as of June 30, 1998.

                  Notes to Financial Statements.

                  Financial Highlights for the year ended June 30, 1998, and for the period from commencement of operations (February 3, 1997) to June 30, 1997.

          (viii)  KeyPremier Emerging Growth Fund

                  To be added by amendment.

          (ix) All required financial statements are included in Part B hereof. All other financial statements and schedules are inapplicable.


           (b)    Exhibits:

                  (1)(a) Declaration of Trust, dated as of April 25, 1988, is incorporated by reference to Exhibit (1)(a) of Post-Effective Amendment No. 34 to Registrant's Registration Statement (No. 33-21489) filed on April 25, 1996.

                     (b) Amendment of Article IV, Section 4.2 of Declaration of Trust adopted August 15, 1989, is incorporated by reference to Exhibit (1)(b) of Post-Effective Amendment No. 34 to Registrant's Registration Statement (No. 33-21489) filed on April 25, 1996.

                     (c) Amendment of Article V, Section 5.3 of Declaration of Trust adopted October 23, 1989, is incorporated by reference to Exhibit (1)(c) of Post-Effective Amendment

                                    No. 34 to Registrant's Registration
                                    Statement (No. 33-21489) filed on April 25,
                                    1996.

                     (d) Amendment of Article IV, Section 4.2 of Declaration of Trust adopted July 23, 1991, is incorporated by reference to Exhibit
                                    (1)(d) of Post-Effective Amendment No. 34 to
                                    Registrant's Registration Statement (No.
                                    33-21489) filed on April 25, 1996.

                     (e) Amendment of Article IV, Section 4.2 of Declaration of Trust as adopted August 13, 1992, is incorporated by reference to Exhibit (1)(e) of Post-Effective Amendment No. 34 to Registrant's Registration Statement (No. 33-21489) filed on April 25, 1996.

                     (f) Amendment to Article IV, Section 4.2 of Declaration of Trust as adopted October 28, 1992, is incorporated by reference to Exhibit (1)(f) of Post-Effective Amendment No. 34 to Registrant's Registration Statement (No. 33-21489) filed on April 25, 1996.

                     (g) Amendment to Article IV, Section 4.2 of Declaration of Trust as adopted February 18, 1994, is incorporated by reference to Exhibit (1)(g) of Post-Effective Amendment No. 34 to Registrant's Registration Statement (No. 33-21489) filed on April 25, 1996.

                      (h) Amendment to Article IV, Section 4.2 of Declaration of Trust as adopted May 16, 1994, is incorporated by reference to Exhibit (1)(h) of Post-Effective Amendment No. 34 to Registrant's Registration Statement (No. 33-21489) filed on April 25, 1996.

                      (i) Amendment to Article IV, Section 4.2 of Declaration of Trust as adopted April 10, 1996, is incorporated by reference to Exhibit (1)(i) of Post-Effective Amendment No. 34 to Registrant's Registration Statement (No. 33-21489) filed on April 25, 1996.

                     (j) Amendment to Article IV, Section 4.2 of Declaration of Trust as adopted May 16, 1996, is incorporated by reference to Exhibit (1)(j) of Post-Effective Amendment No. 35 to Registrant's Registration Statement (No. 33-21489) filed on June 6, 1996.

                     (k) Amendment to Article IV, Section 4.2 of Declaration of Trust as adopted August 15, 1996, is incorporated by reference to Exhibit (1)(k) of Post-Effective Amendment

                                    No. 36 to Registrant's Registration
                                    Statement (No. 33-21489) filed on August 16,
                                    1996.

                  (l) Amendment to Article IV, Section 4.2 of Declaration of Trust as adopted September 27, 1996 is incorporated by reference to Exhibit (1)(l) of Post-Effective Amendment No. 38 to Registrant's Registration Statement (No. 33-21489) filed on November 15, 1996.

                     (m) Amendment to Article IV, Section 4.2 of Declaration of Trust as adopted as of January 14, 1997, is incorporated by reference to Exhibit (l)(m) of Post-Effective Amendment No. 39 to Registrant's Registration Statement (No. 33-21489) filed on March 18, 1997.


                     (n) Amendment to Article IV, Section 4.2 of Declaration of Trust as adopted as of January 15, 1998, is incorporated by reference to Exhibit (1)(n) of Post-Effective Amendment No. 45 to Registrant's Registration Statement (No. 33-21489) filed on January 20, 1998.


                  (2) By-Laws are incorporated by reference to Exhibit (2) of Post-Effective Amendment No. 34 to Registrant's Registration Statement (No. 33-21489) filed on April 25, 1996.

                  (3)               None.

                  (4)               Certificates for Shares are not issued.
                                    Articles IV, V, VI and VII of the
                                    Declaration of Trust, filed as Exhibit 1 hereto, define rights of holders of Shares.


                  (5)(e) Investment Advisory Agreement dated July 9, 1996, as amended as of April 6, 1998, between Registrant and Martindale Andres & Company, Inc (with respect to the KeyPremier Funds).

                  (6)(b) Form of Selected Dealer Agreement is incorporated by reference to Exhibit (6)(b) of Post-Effective Amendment No. 34 to registrant's Registration Statement (No. 33-21489) filed on April 25, 1996.

                     (c) Distribution Agreement dated as of July 9, 1996, as amended as of April 6, 1998, between Registrant and BISYS Fund Services Limited Partnership (with respect to the Key Premier Funds).

                     (d) Form of Shareholder Services Agreement is incorporated by reference to Exhibit (6)(d) of Post-Effective Amendment No. 34 to Registrant's Registration Statement (No. 33-21489) filed on April 25, 1996.

                  (7)               None.


                  (8)(b) Custody Agreement dated July 9, 1996, as amended as of April 6, 1998, between Registrant and The Bank of New York (with respect to the KeyPremier Funds).

                     (d) Cash Management and Related Services Agreement dated September 24, 1996, as amended as of April 6, 1998, between Registrant and The Bank of New York (with respect to the KeyPremier Funds).

                  (9)(d) Administrative Services Plan (with respect to the KeyPremier Funds) is incorporated by reference to Exhibit (9)(d) of Post-Effective Amendment No. 43 to Registrant's Registration Statement (No. 33-21489) filed on October 31, 1997.

                     (j) Servicing Agreement to Administrative Services Plan between Registrant and National Financial Services Corporation (with respect to KeyPremier Prime Money Market Fund and KeyPremier U.S. Treasury Obligations Money Market Fund) is incorporated by reference to Exhibit (9)(j) of Post-Effective Amendment No. 45 to Registrant's Registration Statement (No. 33-21489) filed on January 20, 1998.

                     (x) Management and Administration Agreement dated July 9, 1996, as amended as of April 6, 1998, between Registrant and BISYS Fund Services Limited Partnership (with respect to the KeyPremier Funds).

                     (y) Fund Accounting Agreement dated July 9, 1996, as amended as of April 6, 1998, between Registrant and BISYS Fund Services, Inc. (with respect to the KeyPremier Funds).

                     (z) Transfer Agency Agreement dated July 9, 1996, as amended as of April 6, 1998, between Registrant and BISYS Fund Services, Inc. (with respect to the KeyPremier Funds).


                     (ad) Form of Servicing Agreement to Administrative Services Plan is incorporated by reference to Exhibit (9)(ad) of Post-

                                    Effective Amendment No. 35 to Registrant's
                                    Registration Statement (No. 33-21489) filed on June 6, 1996.


                  (10) Opinion of Counsel with respect to shares of Key-Premier Emerging Growth Fund is incorporated by reference to Exhibit (10(a) of Post-Effective Amendment No. 45 to Registrant's Registration Statement (No. 33-21489) filed on January 20, 1998. Opinion of counsel with respect to shares of KeyPremier U.S. Treasury Obligations Money Market Fund and KeyPremier Limited Duration Government Securities Fund is incorporated by reference to Exhibit (10)(a) of Post-Effective Amendment No. 40 to Registrant's Registration Statement (No. 33-21489) filed on April 16, 1997. An opinion of counsel with respect to Shares of KeyPremier Prime Money Market Fund, KeyPremier Pennsylvania Municipal Bond Fund, KeyPremier Aggressive Growth Fund, KeyPremier Established Growth Fund, and KeyPremier Intermediate Term Income Fund was filed with Registrant's 24f-2 Notice filed on August 27, 1997, pursuant to Rule 24f-2.

                  (11)              Consent of KPMG Peat Marwick LLP.

                  (12)              None

                  (13) Purchase Agreement dated as of July 19, 1988, between Registrant and Winsbury Associates is incorporated by reference to Exhibit (13) of Post-Effective Amendment No. 43 to Registrant's Registration Statement (No. 33-21489) filed on October 31, 1997.

                  (14)              None.

                  (15)              None.

                  (16) Computations of Performance Quotations for the KeyPremier Funds are incorporated by reference to Exhibit (16)(b) of PostEffective Amendment No. 43 to Registrant's Registration Statement (No. 33-21489) filed on October 31, 1997.

                  (17)              Financial Data Schedules of the KeyPremier
                                    Funds.


                  (18)              None.

                  (19)(a) Powers of Attorney of Walter B. Grimm and Maurice G. Stark are incorporated by reference to Exhibit (19)(a) of Post-Effective Amendment No. 43 to Registrant's Registration Statement (No.

                                    33-21489) filed on October 31, 1997.

                     (b)            Consent of Baker & Hostetler LLP.


                     (c)            Power of Attorney of Paul T. Kane.


                     (d) Power of Attorney of James H. Woodward is incorporated by reference to Exhibit (19)(d) of Post-Effective Amendment No. 37 to Registrant's Registration Statement (No. 33-21489) filed on October 21, 1996.

Item 25.          PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

                  None.


Item 26.          NUMBER OF HOLDERS OF SECURITIES

                  As of October 26, 1998, the number of record holders of each series of shares of the Registrant were as follows:

         Title of Series                                                             Number of Record
         ---------------                                                             ----------------
         Holders
         -------
         KeyPremier Prime Prime Money Market Fund                                          34
         KeyPremier Pennsylvania Municipal Bond Fund                                       24
         KeyPremier Established Growth Fund                                               389
         KeyPremier Intermediate Term Income Fund                                          58
         KeyPremier Aggressive Growth Fund                                                386
         KeyPremier U.S. Treasury Obligations                                               7
                    Money Market Fund
         KeyPremier Limited Duration Government                                             9
                    Securities Fund
         KeyPremier Emerging Growth Fund                                                   71


Item 27.          INDEMNIFICATION

                  Article VI, Section 6.4 of the Registrant's Declaration of Trust, filed as Exhibit I hereto, provides for the indemnification of Registrant's Trustees and officers. Indemnification of the Group's principal underwriter, custodians, investment advisers, manager and administrator, transfer agent and fund accountant is provided for, respectively, in Section
                  1. 11 of the Distribution Agreement filed as Exhibit 6(c) hereto, Article XVII, Section 14 of the Custody Agreement filed as Exhibit 8(b) hereto, Section 8 of the Investment Advisory Agreement filed as Exhibit 5(e) hereto, Section 4 of the Management and Administration Agreement filed as Exhibit 9(x) hereto, Section 9 of the Transfer Agency Agreement filed as Exhibit 9(z) hereto, and Section 6 of the Fund Accounting Agreement filed as Exhibit 9(y) hereto. As of the effective date of this Registration Statement, the Group will have obtained from a major insurance carrier a trustees' and officers' liability policy covering certain types of errors and omissions. In no event will Registrant indemnify any of its trustees, officers, employees or agents against any liability to which such person would otherwise be subject by reason of his willful misfeasance, bad faith, or gross negligence in the performance of his duties, or by reason of his reckless disregard of the duties involved in the conduct of his office or under his agreement with Registrant. Registrant will comply with Rule 484 under the Securities Act of 1933 and Release 11330 under the Investment Company Act of 1940 in connection with any indemnification.


                  Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in e opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.


Item 28.          BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

                  Martindale Andres & Company, Inc., West Conshohocken, Pennsylvania ("Martindale Andres"), is the investment adviser for KeyPremier Prime Money Market Fund, KeyPremier Pennsylvania Municipal Bond Fund, KeyPremier Established Growth Fund, KeyPremier Intermediate Term Income Fund, KeyPremier Aggressive Growth Fund, KeyPremier U.S. Treasury Obligations Money Market Fund, KeyPremier Limited Duration Government Securities Fund and KeyPremier Emerging Growth Fund. Martindale Andres is a wholly-owned subsidiary of Keystone Financial, Inc. In addition to serving as investment adviser of such Funds, Martindale Andres has managed since its founding the investment portfolios of high net worth individuals, endowments and pension and common trust funds. Martindale Andres currently has over $2.55 billion under management.

                  To the knowledge of Registrant, none of the directors or officers of Martindale Andres is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain officers and directors of Martindale Andres also hold positions with Martindale Andres' parent, Keystone Financial, Inc.

Item 29. PRINCIPAL UNDERWRITER

         (a) BISYS Fund Services Limited Partnership (degree)b/a BISYS Fund Services ("BISYS") acts as distributor and administrator for Registrant. BISYS also distributes the securities of The Victory Portfolios, The Victory Variable Funds, the Parkstone Group of Funds, Alpine Equity Trust, the AmSouth Mutual Funds, the American Performance Funds, The Coventry Group, The BB&T Mutual Funds Group, the ARCH Fund, Inc., the M.S.D.& T. Funds, the Pacific Capital Funds, the MMA praxis Mutual Funds, The Riverfront Funds, Inc., the Summit Investment Trust, Fountain Square Funds, Hirtle Callaghan Trust, HSBC Family of Funds, INTRUST Funds Trust, The Infinity Mutual Funds, Inc., The Kent Funds, Magna Funds, Meyers Investment Trust, Minerva Funds, The Parkstone Advantage Funds, Pegasus Funds, Puget Sound Alternative Investment Series Trust, The Republic Funds Trust, The Republic Advisors Funds Trust, SBSF Funds, Inc. dba Key Mutual Funds, Sefton Funds, Vintage Funds, Inc. and Variable Insurance Funds, each of which is a management investment company.


         (b) To the best of Registrant's knowledge, the partners of BISYS are as follows:

                                                                                      Positions and
                  Name and Principal                 Positions and Offices            Offices with
                  Business Address                   With Bisys Fund Services         Registrant
                  ----------------                   ------------------------         ----------
                  SISYS Fund Services, Inc.          Sole General Partner               None
                  3435 Stelzer Road
                  Columbus, Ohio 43219

                  WC Subsidiary Corporation          Limited Partner                    None
                  3435 Stelzer Rd.
                  Columbus, Ohio 43229

          (c)     None.

Item 30.          LOCATION OF ACCOUNTS AND RECORDS

         (1) Martindale Andres & Company, Inc., 200 Four Falls Corporate Center, West Conshohocken, Pennsylvania 19428 (records relating to its functions as investment adviser for the KeyPremier Funds).

         (2) BISYS Fund Services Limited Partnership, 3435 Stelzer Road, Columbus, Ohio 43219 (records relating to its functions as manager, administrator and distributor).

         (3) BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219 (records relating to its functions as transfer agent and as fund accountant).

         (4) Baker & Hostetler LLP, 65 East State Street, Columbus, Ohio 43215 (Declaration of Trust, By-Laws, and Minute Books).

         (5) The Bank of New York, 48 Wall Street, New York, New York 10286 (records relating to its function as custodian for the KeyPremier Funds).


Item 31.          MANAGEMENT SERVICES

                  None

Item 32.          UNDERTAKINGS


                  None.

                                  SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Columbus, Ohio, on the 28th day of October, 1998. Registrant hereby certifies that this Post-Effective Amendment to Registration Statement meets all of the requirements for effectiveness pursuant to paragraph
(b) of Rule 485 under the Securities Act of 1933.

                                                     THE SESSIONS GROUP
                                                     Registrant

                                                     /S/ Walter B. Grimm
                                                     --------------------
                                                     Walter B. Grimm, President

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

    Signature                        Title                                                   Date
    ---------                        -----                                                   ----
/s/ Walter B. Grimm                  President (Principal Executive Officer             October 28, 1998
----------------------------         and Trustee
Walter B. Grimm

/s/*Paul T. Kane                     Treasurer (Principal Financial Officer and         October 28, 1998
----------------------------         Principal Accounting Officer)
Paul T. Kane

/s/ John H. Ferring, IV              Trustee                                            October 28, 1998
----------------------------
John H. Ferring, IV

/s/*Maurice G. Stark                 Trustee                                            October 28, 1998
----------------------------
Maurice G. Stark

/s/*James H. Woodward                Trustee                                            October 28, 1998
----------------------------
James H. Woodward

*By    /s/ Walter B. Grimm                                                              October 28, 1998
       ---------------------
       Walter B. Grimm
       Attorney-In-Fact

                                  EXHIBIT INDEX

   Exhibit No.             Description
   -----------             -----------

     l(a) Declaration of Trust dated as of April 25, 1988, was filed as Exhibit (1)(a) to Post-Effective Amendment No. 34 to Registrant's Registration Statement (No. 33-21489) filed on April 25, 1996.

     (b) Amendment of Article IV, Section 4.2 of Declaration of Trust adopted August 15, 1989, was filed as Exhibit (1)(b) to Post-Effective Amendment No. 34 to Registrant's Registration Statement (No. 33-21489) filed on April 25, 1996.

     (c) Amendment of Article V, Section 5.3 of Declaration of Trust adopted October 23, 1989, was filed as Exhibit(1)(c) to Post-Effective Amendment No. 34 to Registrant's Registration Statement (No. 33-21489) filed on April 25, 1996.

     (d) Amendment of Article IV, Section 4.2 of Declaration of Trust adopted July 23, 1991, was filed as Exhibit
                           (1)(d) to Post-Effective Amendment No. 34 to
                           Registrant's Registration Statement (No. 33-21489) filed on April 25,1996.

     (e) Amendment of Article IV, Section 4.2 of Declaration of Trust adopted August 13, 1992, was filed as Exhibit (1)(e) to Post-Effective Amendment No. 34 to Registrant's Registration Statement (No. 33-21489) filed on April 25,1996.

     (f) Amendment of Article IV, Section 4.2 of Declaration of Trust as adopted October 28, 1992, was filed as Exhibit (1)(f) to Post-Effective Amendment No. 34 to Registrant's Registration Statement (No. 33-21489) filed on April 25, 1996.

     (g) Amendment of Article IV, Section 4.2 of Declaration of Trust as adopted February 18, 1994, was filed as Exhibit (1)(g) to Post-Effective Amendment No. 34 to Registrant's Registration Statement (No. 33-21489) filed on April 25, 1996.

     (h) Amendment of Article IV, Section 4.2 of Declaration of Trust as adopted May 16, 1994, was filed as Exhibit (1)(h) to Post-Effective Amendment No. 34 to registrant's Registration Statement (No. 33-21489) filed n April 25, 1996.

     (i) Amendment to Article IV, Section 4.2 of Declaration of Trust as adopted April 10, 1996, was filed as Exhibit (1)(i) to

                           Post-Effective Amendment No. 34 to Registrant's Registration Statement (No. 33-21489) filed on April 25, 1996.

         (j) Amendment to Article IV, Section 4.2 of Declaration of Trust as adopted May L6, 1996, was filed as Exhibit (1)0) to Post-Effective Amendment No. 35 to Registrant's Registration Statement (No. 33-21489) filed on June 6, 1996.

     (k) Amendment to Article IV, Section 4.2 of Declaration of Trust as adopted August 15, 1996, was filed as Exhibit (1)(k) to Post-Effective Amendment No. 36 to Registrant's Registration Statement (No. 33-21489) filed on August 16, 1996.

     (l) Amendment to Article IV, Section 4.2 of Declaration of Trust as adopted September 27, 1996 was filed as Exhibit (1)(1) to Post-Effective Amendment No. 38 to Registrant's Registration Statement (No. 33-21489) filed on November 15, 1996.

     (m) Amendment to Article IV, Section 4.2 of Declaration of Trust as adopted as of January 14, 1997, was filed as Exhibit (1)(m) to Post-Effective Amendment No. 39 to Registrant's Registration Statement (No. 33-21489) filed on March 18, 1997.


     (n) Amendment to Article IV, Section 4.2 of Declaration of Trust as adopted as of January 15, 1998, was filed as Exhibit (1)(n) to Post-Effective Amendment No. 45 to Registrant's Registration Statement (No. 33-21489) filed on January 20, 1998.

     2 By-Laws were filed as Exhibit (2) to Post-Effective Amendment No. 34 to Registrant's Registration Statement (No. 33-21489) filed on April 25, 1996.

     5(e) Investment Advisory Agreement dated July 9, 1996, as amended as of April 6, 1998, between Registrant and Martindale Andres & Company, Inc. (with respect to the KeyPremier Funds).

     6(b) Form of Selected Dealer Agreement was filed as Exhibit (6)(b) to Post-Effective Amendment No. 34 to Registrant's Registration Statement (No. 33-21489) filed on April 25, 1996.

     (c) Distribution Agreement dated as of July 9, 1996, as amended as of April 6, 1998, between Registrant and BISYS Fund Services Limited Partnership (with respect to the KeyPremier Funds).

     (d) Form of Shareholder Services Agreement was filed as Exhibit (6)(d) to Post-Effective Amendment No. 34 to Registrant's Registration Statement (No. 33-21489) filed on April 25, 1996.


     8(b) Custody Agreement dated July 9, 1996, as amended as of April 6, 1998, between Registrant and The Bank of New York (with respect to the KeyPremier Funds).

     (d) Cash Management and Related Services Agreement dated September 24, 1996, as amended as of April 6, 1998, between Registrant and The Bank of New York (with respect to the KeyPremier Funds).

     9(d) Administrative Services Plan (with respect to the KeyPremier Funds) was filed as Exhibit (9)(d) to PostEffective Amendment No. 43 to Registrant's Registration Statement (No. 33-21489) filed on October 31, 1997.

     (j) Servicing Agreement to Administrative Services Plan between Registrant and National Financial Services Corporation (with respect to KeyPremier Prime Money Market Fund and KeyPremier U.S. Treasury Obligations Money Market Fund) was filed as Exhibit (9)0) to PostEffective Amendment No. 45 (No. 33-21489) filed on January 20, 1998.

     (x) Management and Administration Agreement dated July 9, 1996, as amended as of April 6, 1998, between Registrant and BISYS Fund Services Limited Partnership (with respect to the KeyPremier Funds).

     (y) Fund Accounting Agreement dated July 9, 1996, as amended as of April 6, 1998, between Registrant and BISYS Fund Services, Inc. (with respect to the KeyPremier Funds).

     (z) Transfer Agency Agreement dated July 9, 1996, as amended as of April 6, 1998, between Registrant and BISYS Fund Services, Inc. (with respect to the KeyPremier Funds).

     (ad) Form of Servicing Agreement to Administrative Services Plan was filed as Exhibit (9)(ad) to Post-Effective Amendment No. 35 to Registrant's Registration Statement (No. 33-21489) filed on June 6, 1996.

     10 Opinion of Counsel with respect to shares of KeyPremier Emerging Growth Fund was filed as Exhibit
                           (10)(a) to Post-Effective Amendment No. 45 (No. 33-21489) filed on

                           January 20, 1998. Opinion of Counsel with respect to shares of KeyPremier U.S. Treasury Obligations Money Market Fund and KeyPremier Limited Duration Government Securities Fund was filed as Exhibit
                           (10)(a) to Post-Effective Amendment No. 40 to Registrant's Registration Statement (No. 33-21489) filed on April 16,1997. An Opinion of Counsel was filed by Notice on August 27, 1997, pursuant to Rule 24-2 (with respect to KeyPremier Prime Money Market Fund, KeyPremier Pennsylvania Municipal Bond Fund, KeyPremier established Growth Fund, KeyPremier Intermediate Term Income Fund and KeyPremier Aggressive Growth Fund).


     11                    Consent of KPMG Peat Marwick LLP .

     13 Purchase Agreement dated as of July 19, 1988, between Registrant and Winsbury Associates was filed as Exhibit (13) to Post-Effective Amendment No. 43 to Registrant's Registration Statement (No. 33-21489) filed on October 31, 1997.


     16 Computations of Performance Quotations for the KeyPremier Funds were filed as Exhibit (16)(b) to PostEffective Amendment No. 43 to Registrant's Registration Statement (No. 33-21489) filed on October 31, 1997.

     17                    Financial Data Schedules of the KeyPremier Funds.

     19(a)                 Powers of Attorney of Maurice G. Stark and Walter B.
                           Grimm were filed as Exhibit (19)(a) to Post-Effective Amendment No. 43 to Registrant's Registration Statement (No. 33-21489) filed on October 31, 1997.

     (b)                   Consent of Baker & Hostetler LLP

     (c)                   Power of Attorney of Paul T. Kane.

     (d) Power of Attorney of James H. Woodward was filed as Exhibit (19)(d) to Post-Effective Amendment No. 37 to Registrant's Registration Statement (No. 33-21489) filed on October 21, 1996.

         As filed with the Securities and Exchange Commission October 29, 1998


                                        1933 Act Registration No. 33-21489
                                            1940 Act File No. 811-5545

                                   EXHIBITS TO

                                    FORM N-lA


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  |X|

                         Post-Effective Amendment No. 46              |X|


                                       and


                   REGISTRATION STATEMENT UNDER THE INVESTMENT        |X|
                               COMPANY ACT OF 1940

                                Amendment No. 48                      |X|


                               The Sessions Group
               (Exact Name of Registrant as Specified in Charter)

                                3435 Stelzer Road
                              Columbus, Ohio 43219

                    (Address of Principal Executive Offices)

                         Registrant's Telephone Number:
                                 (800) 752-1823